UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☐	Definitive Proxy Statement
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Cantaloupe, Inc.
(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION
DATED JULY 11, 2025
Letter to Cantaloupe’s Shareholders
from Cantaloupe’s Chief Executive Officer and Director
and Cantaloupe’s Chairman of the Board of Directors
Dear Fellow Shareholders,
You are cordially invited to attend a special meeting (which, including any adjournments or postponements thereof, we refer to as the “Special Meeting”) of the shareholders of Cantaloupe, Inc. (which we refer to as “Cantaloupe”) to be held on [ ], 2025, at [ ], Eastern time, virtually at www.virtualshareholdermeeting.com/CTLP2025SM.
At the Special Meeting, Cantaloupe will ask you to vote on a proposal to approve and adopt the Agreement and Plan of Merger, dated as of June 15, 2025, by and among Cantaloupe, 365 Retail Markets, LLC (which we refer to as “365”), Catalyst Holdco I, Inc. (which we refer to as “Holdco”), Catalyst Holdco II, Inc. (which we refer to as “Holdco II”) and Catalyst MergerSub Inc. (which we refer to as “Merger Subsidiary”), as it may be amended from time to time (which we refer to as the “Merger Agreement”), under which Merger Subsidiary will merge with and into Cantaloupe, with Cantaloupe surviving the merger (which we refer to as the “Merger”) as a wholly owned subsidiary of Holdco II.
If the Merger is completed, at the effective time of the Merger, each share of common stock, without par value, of Cantaloupe (which we refer to as “common stock”) issued and outstanding immediately prior to the effective time of the Merger (but excluding certain shares as set forth in the Merger Agreement) will be converted into the right to receive $11.20 in cash, without interest and less any applicable withholding taxes.
After careful consideration, Cantaloupe’s board of directors (which we refer to as the “Board” or “Cantaloupe’s Board”) unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are in the best interests of Cantaloupe, (ii) approved, adopted and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger, (iii) recommended the approval and adoption of the Merger Agreement by Cantaloupe’s shareholders and (iv) directed that the Merger Agreement be submitted to Cantaloupe’s shareholders for their vote to adopt the Merger Agreement at a duly convened meeting of Cantaloupe’s shareholders.
The Board unanimously recommends that you vote “FOR” the proposal to approve and adopt the Merger Agreement, including the Merger, which proposal Cantaloupe refers to as the “Merger Proposal”.
At the Special Meeting, Cantaloupe will also ask you (i) to approve, on a non-binding, advisory basis, the compensation that will or may become payable to Cantaloupe’s named executive officers in connection with the Merger, which proposal Cantaloupe refers to as the “Advisory Compensation Proposal” and (ii) to approve the adjournment of the Special Meeting from time to time, if necessary or appropriate (as determined by the Board or the chairperson of the meeting) to solicit additional proxies to vote in favor of the proposal to approve and adopt the Merger Agreement, in the event that there are insufficient votes at the time of the Special Meeting to establish a quorum or approve and adopt the Merger Agreement or with 365’s prior written consent, which proposal Cantaloupe refers to as the “Adjournment Proposal”.
The Board unanimously recommends that you vote “FOR” the Advisory Compensation Proposal and that you vote “FOR” the Adjournment Proposal.
As of [ ], 2025 (which we refer to as the “record date”), we had outstanding [ ] shares of common stock and [ ] shares of Series A Convertible Preferred Stock (which we refer to as “preferred stock” and, together with common stock, “Cantaloupe stock”).
Each member of the Board and Hudson Executive Capital LP, collectively representing approximately [ ]% of the voting power of the shares of Cantaloupe stock outstanding as of the record date and entitled to vote at the Special Meeting, have entered into Voting Agreements with 365 to, among other things, vote in favor of the proposals set forth in this proxy statement. For more information, see the section of this proxy statement titled “The Merger—Voting Agreements”.
Your vote is very important, regardless of the number of shares you own. Cantaloupe cannot complete the Merger without the affirmative vote of a majority of the votes cast by all holders of the issued and outstanding shares of common stock and preferred stock (voting on an as-converted basis) entitled to vote thereon, voting together as a single class. Each share of common stock outstanding as of the record date will be entitled to one vote on each matter submitted to our shareholders for approval at the Special Meeting. Each share of preferred stock outstanding as of the record date will be entitled to vote on an as-converted basis, with each share of preferred stock outstanding as of the record date entitling the holder thereof to 0.1988 of a vote on each matter submitted to our shareholders for approval at the Special Meeting (with any fractional vote determined on an aggregate conversion basis being rounded to the nearest whole number).
In the materials accompanying this letter, you will find a Notice of Special Meeting of shareholders, a proxy statement relating to the actions to be taken by Cantaloupe’s shareholders at the Special Meeting or any adjournment or postponement thereof and a proxy card. The proxy statement includes other important information about the Merger Agreement and the Merger. Cantaloupe encourages you to read the entire proxy statement and its annexes carefully. A copy of the Merger Agreement is attached as Annex A to the accompanying proxy statement. You may also obtain additional information about Cantaloupe from documents Cantaloupe has filed with the Securities and Exchange Commission.
YOUR VOTE IS IMPORTANT
WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE ENCOURAGE YOU TO SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE BY TELEPHONE, OVER THE INTERNET OR BY COMPLETING, SIGNING AND RETURNING YOUR PROXY CARD IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE AS INSTRUCTED IN THESE MATERIALS. It is important that your shares be represented and voted at the Special Meeting. If you are a shareholder of record, you may vote at the Special Meeting as you wish, even if you have previously returned your proxy card, and your vote will revoke any proxy that you have previously submitted. If your shares are held in the name of your bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Special Meeting. If your shares are held in street name by your bank, broker or other nominee, you should follow the directions provided by your bank, broker or other nominee regarding how to vote your shares of Cantaloupe stock.
On behalf of the entire Board we thank you, Cantaloupe’s shareholders, for your support and investment in Cantaloupe.

Ravi Venkatesan	Douglas G. Bergeron

Chief Executive Officer and Director	Chairman of the Board of Directors

Neither the U.S. Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved of the Merger, passed upon the merits of the Merger Agreement or the Merger or determined if the disclosure in the accompanying proxy statement is accurate or complete. Any representation to the contrary is a criminal offense.
The accompanying proxy statement is dated [ ], 2025, and together with the enclosed form of proxy card, is first being mailed to Cantaloupe’s shareholders on or about [ ], 2025.

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION
DATED JULY 11, 2025
CANTALOUPE, INC.
101 Lindenwood Drive, Suite 405
Malvern, Pennsylvania 19355
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Date and Time	Location	Who Can Vote
[ ], 2025 [ ], Eastern time	Virtually at www.virtualshareholdermeeting.com/CTLP2025SM	Shareholders as of [ ], 2025

Dear Shareholder,
Notice is hereby given that a Special Meeting (which, including any adjournments or postponements thereof, we refer to as the “Special Meeting”) of the shareholders of Cantaloupe, Inc. (which we refer to as “Cantaloupe”) will be held on [ ], 2025, at [ ], Eastern time, virtually at www.virtualshareholdermeeting.com/CTLP2025SM.
We are holding the meeting for the following purposes:

Proposals		Board of Directors’ Recommendation	Page
1	Merger Proposal. To approve and adopt the Agreement and Plan of Merger, dated as of June 15, 2025, by and among Cantaloupe, 365 Retail Markets, LLC (which we refer to as “365”), Catalyst Holdco I, Inc. (which we refer to as “Holdco”), Catalyst Holdco II, Inc. (which we refer to as “Holdco II”) and Catalyst MergerSub Inc. (which we refer to as “Merger Subsidiary”), as it may be amended from time to time (which we refer to as the “Merger Agreement”).	FOR	27
2	Advisory Compensation Proposal. To approve, by a non-binding, advisory vote, the compensation arrangements that will or may become payable to our named executive officers in connection with the Merger.	FOR	89
3	Adjournment Proposal. To approve the adjournment of the Special Meeting from time to time, if necessary or appropriate (as determined by the board of directors (which we refer to as the “Board” or “Cantaloupe’s Board”) or the chairperson of the meeting) to solicit additional proxies to vote in favor of the proposal to approve and adopt the Merger Agreement, in the event that there are insufficient votes at the time of the Special Meeting to establish a quorum or approve and adopt the Merger Agreement or with 365’s prior written consent.	FOR	90

Holders of record of our common stock, without par value (which we refer to as “common stock”) and Series A Convertible Preferred Stock, without par value (which we refer to as “preferred stock” and, together with common stock, “Cantaloupe stock”), outstanding as of the close of business on [ ], 2025 (which we refer to as the “record date”), are entitled to notice of, and to vote at, the Special Meeting or at any adjournment or postponement of the Special Meeting.
The Merger cannot be completed without the affirmative vote in favor of the approval of the Merger Proposal of a majority of the votes cast by all holders of the issued and outstanding shares of common stock and preferred stock (voting on an as-converted basis) entitled to vote thereon, voting together as a single class. Approval of each of the Advisory Compensation Proposal and the Adjournment Proposal also requires the affirmative vote of a majority of the votes cast by all holders of the issued and outstanding shares of common stock and preferred stock (voting on an as-converted basis) entitled to vote thereon, voting together as a single class. Approval of the Advisory Compensation Proposal and Adjournment Proposal are not conditions to the completion of the Merger. Each share of common stock outstanding as of the record date will be entitled to one vote on each matter submitted to our shareholders for approval at the Special Meeting. Each share of preferred stock outstanding as of the record date will be entitled to vote on an as-converted basis, with each share of preferred stock outstanding as of the record date entitling the holder thereof to 0.1988 of a vote on each matter submitted to our shareholders for approval at the Special Meeting (with any fractional vote determined on an aggregate conversion basis being rounded to the nearest whole number).

Our Board, after considering the factors more fully described in the accompanying proxy statement, unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are in the best interests of Cantaloupe, (ii) approved, adopted and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger, (iii) recommended the approval and adoption of the Merger Agreement by Cantaloupe’s shareholders and (iv) directed that the Merger Agreement be submitted to Cantaloupe’s shareholders for their vote to adopt the Merger Agreement at a duly convened meeting of Cantaloupe’s shareholders. Our Board recommends that shareholders vote “FOR” the Merger Proposal described in the accompanying proxy statement. Our Board further recommends that you vote “FOR” each of the Advisory Compensation Proposal and the Adjournment Proposal also described in the accompanying proxy statement.
Other sections of the accompanying proxy statement describe the proposals listed above in more detail, as well as other matters contemplated in connection with the Merger. Before voting, please carefully read the accompanying proxy statement in its entirety, including the Merger Agreement and all other annexes, and including documents incorporated by reference, for further information relevant to the business to be transacted at the Special Meeting. In particular, see the section of the accompanying proxy statement titled “The Merger Agreement”, which is incorporated into this notice by reference, for a description of the Merger Agreement and transactions contemplated thereby, including the Merger and the copy of the Merger Agreement which is included as Annex A to the accompanying proxy statement, which is incorporated into this notice by reference.

By Order of the Board of Directors of Cantaloupe, Inc.,

Anna Novoseletsky Chief Legal and Compliance Officer & General Counsel
[ ], 2025

Your vote is important. Please vote by telephone, via the Internet, or by marking, signing and returning your proxy or voting instruction form as soon as possible, regardless of whether you plan to attend the Special Meeting.

i

ii

SUMMARY
This summary does not contain all of the information you should consider before voting and is qualified in its entirety by the full proxy statement. Please read the entire proxy statement before voting.
This summary, together with the following section of this proxy statement titled “Questions and Answers About the Special Meeting and the Merger”, highlights selected information from this proxy statement and may not contain all of the information that is important to you as a shareholder of Cantaloupe or that you should consider before voting at the Special Meeting. To better understand the Merger, you should carefully read this entire proxy statement, all of its annexes, including the Merger Agreement, and all documents incorporated by reference into this proxy statement. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions in the section of this proxy statement titled “Where Shareholders Can Find More Information”. The Merger Agreement is attached as Annex A to this proxy statement. We encourage you to read the Merger Agreement, which is the legal document that governs the Merger, carefully and in its entirety.
In this proxy statement, the terms “we”, “us”, “our”, “Cantaloupe” and the “Company” refer to Cantaloupe, Inc. and, where appropriate, its subsidiaries. We refer in this proxy statement to the Board of Directors of Cantaloupe as the “Cantaloupe’s Board” or the “Board”, 365 Retail Markets, LLC as “365”, Catalyst Holdco I, Inc. as “Holdco”, Catalyst Holdco II, Inc. as “Holdco II” and Catalyst MergerSub Inc. as “Merger Subsidiary”. All references to the “Merger” refer to the merger of Merger Subsidiary with and into Cantaloupe, with Cantaloupe surviving the Merger as a wholly owned subsidiary of Holdco II; and, unless otherwise indicated or as the context requires, all references to the “Merger Agreement” refer to the Agreement and Plan of Merger, dated as of June 15, 2025, as it may be amended from time to time, by and among Cantaloupe, 365, Holdco, Holdco II and Merger Subsidiary. Cantaloupe, following the completion of the Merger, is sometimes referred to in this proxy statement as the “surviving corporation”. References to (i) “common stock” mean common stock of Cantaloupe, without par value, (ii) “preferred stock” mean Series A Convertible Preferred Stock of Cantaloupe, without par value, (iii) “Cantaloupe stock” mean, collectively, common stock and preferred stock and (iv) “Cantaloupe shareholders” or “our shareholders” mean holders of Cantaloupe stock.
Parties Involved in the Merger (Page 28)
Cantaloupe, Inc.
Cantaloupe is a global technology leader powering self-service commerce. Cantaloupe offers a comprehensive suite of solutions including micro-payment processing, self-checkout kiosks, mobile ordering, connected point-of-sale (which we refer to as “POS”) systems, and enterprise cloud software. Handling more than a billion transactions annually, Cantaloupe’s solutions enhance operational efficiency and consumer engagement across sectors like food & beverage markets, smart automated retail, hospitality, entertainment venues, laundromats and more.
Cantaloupe is organized under the laws of the Commonwealth of Pennsylvania. The address and telephone number of its headquarters are 101 Lindenwood Drive, Suite 405, Malvern, Pennsylvania 19355, and (610) 989-0340.
Additional information about Cantaloupe is contained in its public filings, certain of which we incorporate by reference herein. See “Where Shareholders Can Find More Information” of this proxy statement.
Cantaloupe’s common stock is listed on the Nasdaq Global Market (which we refer to as the “Nasdaq”) under the symbol “CTLP”.
365 Retail Markets, LLC
365 is a leading innovator in unattended retail technology. Founded in 2008, 365 provides a full suite of best-in-class unattended technologies for food service operators including end-to-end integrated SaaS software, payment processing and POS hardware. Today, 365’s technology solutions autonomously power food retail spaces at corporate offices, manufacturing and distribution facilities, hospitality settings, senior living facilities, universities and more, in order to provide compelling foodservice options for consumers. 365’s technology solutions include a growing suite of frictionless smart stores, micro markets, vending, catering, and dining POS options to meet the expanding needs of its customers. 365 continuously pioneers innovation in the industry with superior technology, strategic partnerships and ultimate flexibility in customization and branding.
365 is organized under the laws of the State of Delaware. 365’s principal executive offices are located at 1743 Maplelawn Drive, Troy, Michigan 48084 and its telephone number is (888) 365-7382.

Catalyst Holdco I, Inc.
Holdco is a wholly owned subsidiary of 365, that was formed on June 12, 2025 for the sole purpose of entering into the Merger Agreement and completing the transactions contemplated by the Merger Agreement, including the Merger.
Holdco is organized under the laws of the state of Delaware. Holdco’s principal executive offices are located at 1743 Maplelawn Drive, Troy, Michigan 48084 and its telephone number is (888) 365-7382.
Catalyst Holdco II, Inc.
Holdco II is a wholly owned subsidiary of Holdco, that was formed on June 12, 2025 for the sole purpose of entering into the Merger Agreement and completing the transactions contemplated by the Merger Agreement, including the Merger.
Holdco II is organized under the laws of the state of Delaware. Holdco II’s principal executive offices are located at 1743 Maplelawn Drive, Troy, Michigan 48084 and its telephone number is (888) 365-7382.
Catalyst MergerSub Inc.
Merger Subsidiary is a wholly owned subsidiary of Holdco II, that was formed on June 12, 2025 for the sole purpose of entering into the Merger Agreement and completing the transactions contemplated by the Merger Agreement, including the Merger. Upon the terms and subject to the conditions of the Merger Agreement, Merger Subsidiary will be merged with and into Cantaloupe, with Cantaloupe surviving the Merger as a wholly owned subsidiary of Holdco II.
Merger Subsidiary is organized under the laws of the state of Delaware. Merger Subsidiary’s principal executive offices are located at 1743 Maplelawn Drive, Troy, Michigan 48084 and its telephone number is (888) 365-7382.
The Merger (Page 28)
The proposed transaction is the acquisition of Cantaloupe by 365 pursuant to the Merger Agreement. On the terms and subject to the conditions of the Merger Agreement, and in accordance with the Pennsylvania Business Corporation Law of 1988 and the Pennsylvania Entity Transactions Law (which we refer to, collectively, as the “PBCL”) and the Delaware General Corporation Law (which we refer to as the “DGCL”), the acquisition will be effected by the Merger of Merger Subsidiary with and into Cantaloupe, with Cantaloupe surviving the Merger as a wholly owned subsidiary of Holdco II.
Background of the Merger (Page 29)
A description of the process we undertook that led to the Merger, including our discussions with 365, is included in this proxy statement under the section titled “The Merger—Background of the Merger”.
Expected Timing of the Merger (Page 51)
We currently expect the Merger to be completed in the second half of calendar year 2025. However, the Merger is subject to various regulatory approvals and other conditions, which are described in more detail in this proxy statement, and it is possible that factors outside the control of Cantaloupe, 365, Holdco, Holdco II or Merger Subsidiary could result in the Merger being completed at a later time or not being completed at all.
Merger Consideration (Page 29)
Treatment of Common Stock
As a result of the Merger, at the effective time of the Merger, each share of our common stock issued and outstanding immediately prior to the effective time of the Merger, but excluding (i) the shares described in the following paragraph and (ii) any shares of common stock, if any, contributed to 365, Holdco, Holdco II or Merger Subsidiary by certain shareholders of Cantaloupe prior to the effective time of the Merger (which we refer to as “rollover shares”), will be converted into the right to receive $11.20 in cash, without interest and less any applicable withholding taxes (which we refer to as the “merger consideration”).
At the effective time of the Merger, each share of Cantaloupe stock owned by Cantaloupe or any subsidiary of Cantaloupe as treasury stock (including all shares of preferred stock redeemed by Cantaloupe in accordance with the Merger Agreement) or owned by 365, Holdco, Holdco II or Merger Subsidiary, or by any other subsidiary of 365, immediately prior to the effective time of the Merger, will be canceled without payment.

Each rollover share (if any) will not be entitled to receive the merger consideration and will, (i) immediately prior to the effective time of the Merger, be subject to the treatment specified under the rollover agreement applicable to such rollover shares and (ii) at the effective time of the Merger, be canceled and retired and will cease to exist, and no consideration will be delivered in exchange for such cancellation and retirement. As of the date of this proxy statement, Douglas G. Bergeron, Chairman of the Board, has had preliminary discussions with representatives of 365 regarding a potential rollover arrangement with respect to shares of Cantaloupe’s common stock held by Mr. Bergeron, but, as of the date of this proxy statement, there is no understanding as to the amount of shares of Cantaloupe’s common stock that would be subject to such rollover arrangement, and no definitive agreement has been entered into between Mr. Bergeron and 365 or its affiliates regarding such potential rollover. Other than as described above, none of 365, Holdco, Holdco II, Merger Subsidiary or any of their respective affiliates has entered into any agreements, arrangements or understandings with respect to rollover shares.
At or prior to the effective time of the Merger, 365 must deposit, or cause to be deposited, with the Paying Agent (as defined in the section of this proxy statement titled “The Merger Agreement—Payment for Cantaloupe’s Common Stock”), for the benefit of the holders of common stock, cash in an amount sufficient to pay the merger consideration (which we refer to as the “Payment Fund”).
For more information, see the sections of this proxy statement titled “The Merger—Effects of the Merger” and “The Merger—Interests of Certain Persons in the Merger—Employment Discussions; Rollover Agreements”.
Effect on Preferred Stock
Holders of preferred stock will not receive the merger consideration. Holders of preferred stock that convert their preferred stock into common stock will be entitled to receive the merger consideration for each share of common stock into which the preferred stock converts.
Pursuant to the Merger Agreement, upon the terms and subject to the conditions set forth therein, Cantaloupe is required to redeem all of the outstanding shares of preferred stock immediately prior to the consummation of the Merger in accordance with the applicable redemption provisions contained in the Amended and Restated Articles of Incorporation of Cantaloupe (which we refer to as the “Cantaloupe Articles” and such redemption, the “Redemption”), at a redemption price payable in cash, by or on behalf of Cantaloupe, in an amount equal to $11.00 per share of preferred stock plus an amount equal to the accrued and unpaid cumulative dividends thereon to the date of the Redemption (which we refer to as the “preferred stock redemption payment”). Upon the Redemption, all rights of the holders thereof will terminate, except for the right to receive the preferred stock redemption payment.
For more information, see the section of this proxy statement titled “The Merger Agreement—Redemption of Preferred Stock”.
The Special Meeting (Page 22)
Date, Time and Place of the Special Meeting
The Special Meeting will be held on [  ], 2025, at [  ], Eastern time, virtually at www.virtualshareholdermeeting.com/CTLP2025SM.
Purpose of the Special Meeting
At the Special Meeting, you will be asked to consider and vote upon:
1.	The Merger Proposal: To approve and adopt the Merger Agreement (which we refer to as the “Merger Proposal”);
2.
Advisory Compensation Proposal: To approve, by a non-binding, advisory vote, the compensation arrangements that will or may become payable to our named executive officers in connection with the Merger (which we refer to as the “Advisory Compensation Proposal”); and

3.
Adjournment Proposal: To approve the adjournment of the Special Meeting from time to time, if necessary or appropriate (as determined by the Board or the chairperson of the meeting) to solicit additional proxies to vote in favor of the proposal to approve and adopt the Merger Agreement, in the event that there are insufficient votes at the time of the Special Meeting to establish a quorum or approve and adopt the Merger Agreement or with 365’s prior written consent (which we refer to as the “Adjournment Proposal”).

In this proxy statement, references to the “proposals” refer, collectively, to proposals 1, 2 and 3 listed above.

Record Date and Voting Information
The holders of record of Cantaloupe stock as of the close of business on [  ], 2025 (which we refer to as the “record date”) will be entitled to receive notice of and to vote at the Special Meeting. As of the record date, there were [  ] shares of our common stock outstanding and [  ] shares of our preferred stock outstanding.
Each share of common stock outstanding as of the record date will be entitled to one vote on each matter submitted to our shareholders for approval at the Special Meeting. Each share of preferred stock outstanding as of the record date will be entitled to vote on an as-converted basis, with each share of preferred stock outstanding as of the record date entitling the holder thereof to 0.1988 of a vote on each matter submitted to our shareholders for approval at the Special Meeting (with any fractional vote determined on an aggregate conversion basis being rounded to the nearest whole number).
In accordance with the Nasdaq rules, banks, brokers and other nominees who hold shares of common stock in “street name” for their customers do not have discretionary authority to vote the shares with respect to any of the proposals to be voted on at the Special Meeting. Accordingly, if banks, brokers or other nominees do not receive specific voting instructions from the beneficial owner of such shares with respect to the proposals to be voted on at the Special Meeting, they may not vote such shares with respect to such proposals. Because all proposals for the Special Meeting are non-routine and non-discretionary, we do not expect there to be any broker non-votes for such proposals.
Quorum
The presence at the Special Meeting, virtually or represented by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast on a particular matter at the Special Meeting will constitute a quorum at the Special Meeting.
If you have properly voted by proxy, via mail, telephone or the Internet, you will be considered part of the quorum. Proxies received but not marked or marked as abstentions will be included in the calculation of the number of shares considered to be present at the Special Meeting.
Required Vote; Effect of Abstentions and Broker Non-Votes
Each share of common stock outstanding as of the record date will be entitled to one vote on each matter submitted to our shareholders for approval at the Special Meeting. Each share of preferred stock outstanding as of the record date will be entitled to vote on an as-converted basis, with each share of preferred stock outstanding as of the record date entitling the holder thereof to 0.1988 of a vote on each matter submitted to our shareholders for approval at the Special Meeting (with any fractional vote determined on an aggregate conversion basis being rounded to the nearest whole number).
Approval of the Merger Proposal requires, assuming a quorum is present at the Special Meeting, the affirmative vote of a majority of the votes cast by all holders of the issued and outstanding shares of common stock and preferred stock (voting on an as-converted basis) entitled to vote thereon as of the record date, voting together as a single class.
Approval of the Advisory Compensation Proposal requires, assuming a quorum is present at the Special Meeting, the affirmative vote of a majority of the votes cast by all holders of the issued and outstanding shares of common stock and preferred stock (voting on an as-converted basis) entitled to vote thereon as of the record date, voting together as a single class.
Approval of the Adjournment Proposal requires, whether or not a quorum is present at the Special Meeting, the affirmative vote of a majority of the votes cast by all holders of the issued and outstanding shares of common stock and preferred stock (voting on an as-converted basis) entitled to vote thereon as of the record date, voting together as a single class.
A broker non-vote or an abstention from voting for the Merger Proposal will not constitute or be counted as votes cast and, consequently, if a quorum is present at the Special Meeting, will have no effect on the outcome of the Merger Proposal, the Advisory Compensation Proposal or the Adjournment Proposal.
Brokers, banks or other nominees holding shares of Cantaloupe stock in “street name” may not vote such shares of Cantaloupe stock on any of the proposals absent instruction from you on how you wish your shares of Cantaloupe stock to be voted. If your shares are held in “street name”, unless you virtually attend the Special Meeting with a properly executed legal proxy from your broker, bank or other nominee, your failure to provide instructions, if a quorum is present at the Special Meeting, will have no effect on the outcome of the Merger Proposal, the Advisory Compensation Proposal or the Adjournment Proposal.
Voting by Shareholders
Any Cantaloupe shareholder of record entitled to vote at the Special Meeting may submit a proxy by returning a signed proxy card by mail, telephone or the Internet, or may vote at the Special Meeting.
If your shares of Cantaloupe stock are held in “street name”, you will receive instructions from your broker, bank, trust or other nominee that you must follow in order to have your shares voted. Your broker, bank, trust or other nominee will vote your shares only if you provide instructions on how to vote. Please follow the directions on the voting instruction form sent to you by your broker, bank, trust or other nominee with this proxy statement. If you have not received such voting instructions or require further information regarding such voting instructions, contact your broker, bank, trust or other nominee, as the case may be. Brokers who hold shares of Cantaloupe stock in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from the beneficial owner. However, brokers are not allowed to exercise their voting discretion with respect to the approval of matters that are “non-routine”, such as the Merger Proposal, Adjournment Proposal and Advisory Compensation Proposal, without specific instructions from the beneficial owner. Because all proposals for the Special Meeting are non-routine and non-discretionary, we do not expect there to be any broker non-votes for such proposals.
If your shares are held in “street name”, unless you virtually attend the Special Meeting with a properly executed legal proxy from your broker, bank or other nominee, your failure to provide instructions will, assuming a quorum is present at the Special Meeting, have no effect on the outcome of the vote of the Merger Proposal, the Advisory Compensation Proposal or the Adjournment Proposal.
Voting by Cantaloupe’s Directors and Executive Officers
At the close of business on the record date, our directors and executive officers, together with their affiliates, owned an aggregate of [  ] shares of common stock and no shares of preferred stock in each case entitled to vote at the Special Meeting, collectively representing approximately [  ]% of the voting power of the shares of Cantaloupe stock outstanding as of the record date and entitled to vote at the Special Meeting.
Each member of the Board, who collectively represent approximately [  ]% of the voting power of the Cantaloupe stock, have entered into voting and support agreements with 365 (which we refer to as the “Voting Agreements”) to vote in favor of the proposals set forth in this proxy statement. For further discussion of Voting Agreements, see the sections of this proxy statement titled “Summary—Voting Agreements” and “The Merger—Voting Agreements”.
None of our executive officers other than Ravi Venkatesan, our Chief Executive Officer, have entered into or are bound by any agreements obligating them to vote in favor of the proposals at the Special Meeting. Although our executive officers are not obligated to vote to approve the Merger Agreement and the transactions contemplated thereby, we currently expect that each of our executive officers will vote all of their respective shares in favor of each of the proposals.
Voting Agreements (Page 61)
Concurrently with Cantaloupe’s, 365’s, Holdco’s, Holdco II’s and Merger Subsidiary’s entry into the Merger Agreement, each member of the Board and Hudson Executive Capital LP (which we refer to as “Hudson” and, together with each member of the Board, as the “Supporting Shareholders”), who collectively represent approximately [  ]% of the voting power of the Cantaloupe stock, have entered into Voting Agreements with 365. Pursuant to and subject to the terms of the Voting Agreements, the Supporting Shareholders have agreed to, among other things, (a) vote in favor of (i) the proposals set forth in this proxy statement and (ii) each of the other actions contemplated by the Merger Agreement, (b) vote against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of Cantaloupe in the Merger Agreement and (c) vote against the following actions (other than all actions and transactions contemplated by the Merger Agreement, including the Merger, and the Voting Agreement): (i) any change in the Board; (ii) any action or proposal to amend, or waive any provision of the Cantaloupe Articles or the Second Amended and Restated Bylaws of Cantaloupe (which we refer to as the “Cantaloupe Bylaws”); (iii) any Acquisition Proposal (as defined in the section of this proxy statement titled “The Merger Agreement—No Solicitation of Acquisition Proposals; Changes in Board Recommendation”) or any agreement related thereto, and any action in furtherance of any Acquisition Proposal and (iv) any other action which is intended, or would reasonably be expected, to result in any of the conditions to the consummation of the Merger under the Merger Agreement not being fulfilled.
The Voting Agreements will automatically terminate and become void and of no further force or effect at the earliest of: (a) the effective time of the Merger; (b) the date on which the Merger Agreement is validly terminated in accordance with its terms; and (c) the date of any modification, waiver or amendment to any provision of the Merger Agreement effected without such Supporting Shareholder’s consent that (i) decreases the amount or changes the form of merger consideration, (ii) extends the End Date (as described in the section of this proxy statement titled “The Merger Agreement—Termination of the Merger Agreement”) or (iii) imposes any additional conditions on the consummation of the Merger (which we refer to as “Support Expiration Date”).
A copy of the Voting Agreement entered into by Hudson is attached to this proxy statement as Annex C and a copy of the form of Voting Agreement entered into by each of our directors is attached to this proxy statement as Annex D. For further discussion of the Voting Agreements, see the section of this proxy statement titled “The Merger—Voting Agreements”.
Treatment of Cantaloupe Equity Awards (Page 65)
At or immediately prior to the effective time of the Merger, each restricted stock unit award of Cantaloupe that is not subject to performance-based conditions (which we refer to as a “Cantaloupe RSU”) that is outstanding immediately prior to the effective time of the Merger will, automatically and without any action required on the part of the holder of such Cantaloupe RSU, become fully vested and free of restrictions and will be canceled and converted into the right to receive, in accordance with the terms of the Merger Agreement, an amount in cash equal to the merger consideration.
At or immediately prior to the effective time of the Merger, each performance-based restricted stock unit award of Cantaloupe (which we refer to as a “Cantaloupe PSU”) that is outstanding immediately prior to the effective time of the Merger which remains subject to vesting based on achieving certain performance metrics will, automatically and without any action required on the part of the holder of such Cantaloupe PSU, become vested with respect to that number of shares of common stock based on deemed achievement of the performance metrics at target performance. Immediately thereafter, Cantaloupe PSUs will be canceled and converted into the right to receive, with respect to each such vested share of common stock underlying such Cantaloupe PSU, in accordance with the terms of the Merger Agreement, an amount in cash equal to the merger consideration.
At or immediately prior to the effective time of the Merger, each restricted stock award of Cantaloupe (which we refer to as a “Cantaloupe Restricted Stock Award”) that is outstanding immediately prior to the effective time of the Merger will, automatically and without any action required on the part of the holder of such Cantaloupe Restricted Stock Award, become fully vested and free of restrictions and will be canceled and converted into the right to receive, in accordance with the terms of the Merger Agreement, an amount in cash equal to the merger consideration.
At or immediately prior to the effective time of the Merger, each option to purchase common stock (which we refer to as a “Cantaloupe Option”) having a per share exercise price less than the merger consideration (which we refer to as an “In-the-Money Option”) that is outstanding immediately prior to the effective time of the Merger will, automatically and without any action required on the part of the holder of such Cantaloupe Option, become fully vested and free of restrictions and be canceled in exchange for cash in an amount equal to (i) the total number of shares of common stock for which such Cantaloupe Option is exercisable, multiplied by (ii) the excess of the merger consideration over the per share exercise price of such Cantaloupe Option. At the effective time of the Merger, each Cantaloupe Option having a per share exercise price equal to or greater than the merger consideration (which we refer to as an “Out-of-the-Money Option”) that is outstanding immediately prior to the effective time of the Merger will be canceled without consideration and will be of no further force and effect.
Delisting and Deregistration of Our Common Stock (Page 27)
Upon completion of the Merger, we will remove our common stock from listing on the Nasdaq and price quotations in the public market will no longer be available for our common stock. In addition, following closing of the Merger, the registration of our common stock under the Securities Exchange Act of 1934, as amended (which we refer to as the “Exchange Act”) will be terminated, and shares of our common stock will no longer be publicly traded.

Recommendations of Our Board (Page 39)
After careful consideration, our Board unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are in the best interests of Cantaloupe, (ii) approved, adopted and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger, (iii) recommended the approval and adoption of the Merger Agreement by Cantaloupe shareholders (which we refer to as the “Board recommendation”) and (iv) directed that the Merger Agreement be submitted to Cantaloupe shareholders for their vote to adopt the Merger Agreement at a duly convened meeting of Cantaloupe shareholders. Certain factors considered by the Board in reaching its decision to approve the Merger Agreement and the Merger can be found in the section of this proxy statement titled “The Merger—Recommendation of the Board and Reasons for the Merger”.
The Board recommends that Cantaloupe shareholders vote:
•	“FOR” the Merger Proposal;
•	“FOR” the Advisory Compensation Proposal; and
•	“FOR” the Adjournment Proposal.
Opinion of Cantaloupe’s Financial Advisor (Page 43 and Annex B)
At the meeting of the Board on June 15, 2025, J.P. Morgan rendered its oral opinion to the Board to the effect that, as of such date, and based upon and subject to the assumptions made, procedures followed, matters considered and limitations on the review undertaken by J.P. Morgan in preparing its opinion, the merger consideration to be paid to the holders (other than (i) 365 and its affiliates or (ii) holders of any rollover shares (we refer to the holders of shares described in clauses (i) and (ii), collectively, as the “Excluded Shareholders”)) of common stock in the proposed Merger was fair, from a financial point of view, to such holders. J.P. Morgan confirmed its June 15, 2025 oral opinion by delivering its written opinion, dated June 15, 2025, to the Board that, as of such date, the merger consideration to be paid to the holders (other than the Excluded Shareholders) of common stock in the proposed Merger was fair, from a financial point of view, to such holders.
The full text of the written opinion of J.P. Morgan, dated June 15, 2025, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the review undertaken by J.P. Morgan in preparing its opinion, is attached as Annex B to this proxy statement and is incorporated herein by reference. The summary of the opinion of J.P. Morgan set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion. Cantaloupe’s shareholders are urged to read the opinion in its entirety. J.P. Morgan’s opinion was addressed to the Board (in its capacity as such) in connection with and for the purposes of its evaluation of the proposed Merger, and was limited to the fairness, from a financial point of view, of the consideration to be paid to the holders (other than the Excluded Shareholders) of common stock in the proposed Merger. J.P. Morgan expressed no opinion as to the fairness of any consideration to be paid in connection with the proposed Merger to the holders of any other class of securities, creditors or other constituencies of Cantaloupe or as to the underlying decision by Cantaloupe to engage in the proposed Merger. The issuance of J.P. Morgan’s opinion was approved by a fairness opinion committee of J.P. Morgan. The summary of the opinion of J.P. Morgan set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion. The opinion does not constitute a recommendation to any shareholder of Cantaloupe as to how such shareholder should vote with respect to the proposed Merger or any other matter.
For a description of the opinion that the Board received from J.P. Morgan, see the section of this proxy statement titled “The Merger—Opinion of Cantaloupe’s Financial Advisor” beginning on page 43 of this proxy statement.
Interests of Certain Persons in the Merger (Page 52)
In considering the Board’s unanimous recommendation that you vote to adopt the Merger Agreement, you should be aware that our directors and executive officers may have interests in the Merger that are different from, or in addition to, the interests of our shareholders generally. These interests include, among others, the following:
•
Our directors and executive officers hold Cantaloupe RSUs and Cantaloupe Options. Pursuant to the Merger Agreement, Cantaloupe RSUs will become fully vested and converted into the right to receive an amount in cash equal to the merger consideration and Cantaloupe Options that are In-the-Money Options will become fully vested and canceled at the effective time for a cash payment equal to the excess of the merger consideration over the exercise price multiplied by the number of shares of common stock for which such Cantaloupe Options are exercisable. Cantaloupe Options that are Out-of-the-Money Options will be canceled without consideration and will have no further effect.
•	Cantaloupe Restricted Stock Awards held by our executive officers will become fully vested and converted into the right to receive an amount in cash equal to the merger consideration.
•
Cantaloupe PSUs held by our executive officers will vest based on the deemed achievement of the performance metrics at target performance for incomplete performance periods. Immediately thereafter, Cantaloupe PSUs will be converted into the right to receive an amount in cash equal to the merger consideration.

•
Cantaloupe’s directors and executive officers are entitled to continued indemnification and insurance coverage following completion of the Merger under existing indemnification agreements and employment agreements and pursuant to the Merger Agreement.

•
Certain of our executive officers have received Transaction Bonuses (as defined in the section of this proxy statement titled “The Merger—Interests of Certain Persons in the Merger—Transaction Bonuses”) that will be repayable to Cantaloupe if the closing of the Merger does not occur.

•
At or prior to the effective time of the Merger, our directors and executive officers may enter into rollover agreements with 365, Holdco, Holdco II or Merger Subsidiary and contribute their shares of Cantaloupe stock to 365, Holdco, Holdco II or Merger Subsidiary, which shares of Cantaloupe stock will be subject to the treatment specified under the rollover agreement applicable to such rollover shares. As of the date of this proxy statement, Douglas G. Bergeron, Chairman of the Board, has had preliminary discussions with representatives of 365 regarding a potential rollover arrangement with respect to shares of Cantaloupe’s common stock held by Mr. Bergeron, but, as of the date of this proxy statement, there is no understanding as to the amount of shares of Cantaloupe’s common stock that would be subject to such rollover arrangement, and no definitive agreement has been entered into between Mr. Bergeron and 365 or its affiliates regarding such potential rollover. Other than as described above, none of 365, Holdco, Holdco II, Merger Subsidiary or any of their respective affiliates has entered into any agreements, arrangements or understandings with respect to rollover shares.

•
Prior to the effective time of the Merger, certain of our executive officers may enter into new employment arrangements with 365 that would become effective upon the closing of the Merger. As of the date of this proxy statement, none of our executive officers have entered into any arrangements with 365 with respect to their employment.

Our Board was aware of these interests and considered them when it adopted the Merger Agreement and approved the Merger. For more information on the interests of our directors and executive officers in the Merger, see the section titled “The Merger—Interests of Certain Persons in the Merger”.
Financing of the Merger (Page 51)
We anticipate that the total amount of funds necessary to complete the transactions contemplated by the Merger Agreement, and to pay related fees and expenses, will be approximately $945 million. This amount includes funds needed to pay: (a) the aggregate merger consideration and amounts payable to holders of preferred stock pursuant to the Redemption, (b) all payments in respect of Cantaloupe Options, Cantaloupe RSUs, Cantaloupe PSUs and Cantaloupe Restricted Stock Awards, (c) the amounts required to pay off all amounts outstanding under that certain Second Amended and Restated Credit Agreement, dated as of January 31, 2025, by and among Cantaloupe, as borrower, certain subsidiaries of Cantaloupe from time to time party thereto, as guarantors, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the lenders from time to time party thereto (which we refer to, as amended, restated, amended and restated, supplemented or otherwise modified from time to time, as the “Credit Agreement”) and all other amounts identified in the Payoff Letter (as defined in the section of this proxy statement titled “The Merger Agreement—Cooperation as to Certain Indebtedness”), (d) all other payment obligations of 365, Holdco, Holdco II and Merger Subsidiary required to be paid on the closing date of the Merger and (e) all fees and expenses to be paid at the closing of the Merger by Cantaloupe in connection with the Merger (we refer to such amounts, collectively, as the “Transaction Amounts”).
365 has obtained committed financing consisting of debt financing (which we refer to as the “Debt Financing”) to be provided by the lender parties (which we refer to as the “Lender Parties”) pursuant to the terms and conditions of that certain debt commitment letter, dated as of June 15, 2025, by and between 365 and the Lender Parties (which we refer to as the “Debt Commitment Letter”). In connection with the Merger Agreement, 365 has delivered to Cantaloupe a copy of the Debt Commitment Letter. Such amounts will be used to fund all or a portion of the aggregate purchase price required to be paid in connection with closing of the Merger, and to also fund certain other payments (including the Transaction Amounts, premiums and other transaction costs incurred in connection with the transactions contemplated by the Merger Agreement), subject to the terms and conditions of the Merger Agreement.
In connection with the Merger Agreement, the Lender Parties have committed to provide 365 with the Debt Financing to pay the Transaction Amounts and for other permitted purposes described in the Debt Commitment Letter (including for working capital needs and to finance general corporate purposes). The obligations of the Lender Parties to provide Debt Financing under the Debt Commitment Letter are subject to a number of customary conditions, including the substantially concurrent consummation of the Merger. For more information, please see the section of this proxy statement titled “The Merger Agreement—Debt Financing”.
No Solicitation of Acquisition Proposals (Page 72)
Cantaloupe has agreed not to, among other things, (i) solicit, initiate, propose or take any action to knowingly facilitate or knowingly encourage the submission of any Acquisition Proposal or any inquiry, proposal or offer that would reasonably be expected to result in an Acquisition Proposal (each such inquiry, proposal or offer, which we refer to as an “Inquiry”), (ii) furnish any nonpublic information relating to Cantaloupe or any of its subsidiaries or afford access to the business, properties, assets, books or records of Cantaloupe or any of its subsidiaries to any third party or its representatives, (iii) enter into, continue or otherwise participate or engage in any discussions or negotiations with, or otherwise knowingly cooperate or knowingly assist, participate in, facilitate or knowingly encourage any effort by, any third party or its representatives regarding any Acquisition Proposal or any Inquiry, (iv) take any action to make any “moratorium”, “control share acquisition”, “fair price”, “supermajority”, “affiliate transactions” or “business combination statute or regulation” or other similar anti-takeover laws and regulations under the PBCL or the Cantaloupe Articles inapplicable to any third party (other than 365, Holdco, Holdco II or Merger Subsidiary) or any Acquisition Proposal or (v) enter into any Company Acquisition Agreement (as defined in the section of this proxy statement titled “The Merger Agreement—No Solicitation of Acquisition Proposals; Changes in Board Recommendation”), subject to certain exceptions to permit Cantaloupe’s Board to comply with its fiduciary duties. For more information about these provisions, see the section of this proxy statement titled “The Merger Agreement—No Solicitation of Acquisition Proposals; Changes in Board Recommendation”.
Changes in Board Recommendation (Page 72)
The Board has agreed not to (i) withdraw or withhold or (ii) qualify, amend or modify (or publicly propose to fail to make, withdraw, withhold, qualify, amend or modify) in any manner adverse to 365, the Board recommendation (which, any of the foregoing, we refer to as an “Adverse Recommendation Change”), subject to specified exceptions.
If, prior to the approval and adoption of the Merger Agreement by Cantaloupe shareholders, (i) an Intervening Event (as defined in the section of this proxy statement titled “The Merger Agreement—No Solicitation of Acquisition Proposals; Changes in Board Recommendation”) occurs, and the Board determines in good faith, after consultation with Cantaloupe’s financial advisors and outside legal, that any failure to take such action would be inconsistent with Cantaloupe’s directors’ fiduciary duties under applicable law, or (ii) Cantaloupe receives an unsolicited bona fide written Acquisition Proposal (as defined in the section of this proxy statement titled “The Merger Agreement—No Solicitation of Acquisition Proposals; Changes in Board Recommendation”) (which Acquisition Proposal did not result from a material breach of Cantaloupe’s non-solicitation obligations under the Merger Agreement) made after the date of the Merger Agreement that has not been withdrawn and determined in good faith by the Board, after consultation with Cantaloupe’s outside counsel and its financial advisors, constitutes a Superior Proposal (as defined in the section of this proxy statement titled “The Merger Agreement—No Solicitation of Acquisition Proposals; Changes in Board Recommendation”), then, subject to certain additional requirements set forth in the Merger Agreement, the Board may make an Adverse Recommendation Change and, in the case of a Superior Proposal, authorize Cantaloupe to terminate the Merger Agreement and concurrently execute a definitive merger or purchase agreement with respect to such Superior Proposal, subject to the payment of a $31.5 million termination fee by Cantaloupe to 365 as described in the section of this proxy statement titled “The Merger Agreement—Termination Fee; Effect of Termination”.

Conditions to Completion of the Merger (Page 85)
The completion of the Merger is subject to the satisfaction or written waiver (if permissible under applicable law) of various customary closing conditions, including (i) the obtainment of the required Cantaloupe shareholder approval and (ii) the expiration or termination of any applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (which we refer to as “HSR Act”). The Merger is not subject to a financing condition. For more information on the conditions to completion of the Merger, see the section of this proxy statement titled “The Merger Agreement—Conditions to Completion of the Merger”.
Termination of the Merger Agreement (Page 86)
The Merger Agreement may be terminated prior to the effective time of the Merger, notwithstanding the approval by Cantaloupe shareholders of the Merger Proposal, under specified circumstances. For more information about the circumstances in which either Cantaloupe or 365 could terminate the Merger Agreement, see the section of this proxy statement titled “The Merger Agreement—Termination of the Merger Agreement”.
Termination Fee; Effect of Termination (Page 87)
The Merger Agreement provides that Cantaloupe will pay 365 a $31.5 million cash termination fee (a) if 365 validly terminates the Merger Agreement in the event of an Adverse Recommendation Change or a Triggering Event (as defined in the section of this proxy statement titled “The Merger Agreement—No Solicitation of Acquisition Proposals; Changes in Board Recommendation”), (b) Cantaloupe validly terminates the Merger Agreement to enter into a definitive agreement with a third party to effect a transaction contemplated by a Superior Proposal (as defined in the section of this proxy statement titled “The Merger Agreement—No Solicitation of Acquisition Proposals; Changes in Board Recommendation”), as set forth in, and subject to the conditions of, the Merger Agreement, or (c) if (i) after the date of the Merger Agreement and prior to the time of valid termination of the Merger Agreement, a bona fide Acquisition Proposal (as defined in the section of this proxy statement titled “The Merger Agreement—No Solicitation of Acquisition Proposals; Changes in Board Recommendation” except that all references to 15% or 85% are deemed references to 50%) will have been made to the Board or is publicly announced by the person making such Acquisition Proposal, (ii) thereafter, the Merger Agreement is validly terminated by 365 or Cantaloupe due to the Merger having not been consummated on or before the End Date (as defined in the section of this proxy statement titled “The Merger Agreement—Termination of the Merger Agreement”) or due to the failure to obtain the required shareholder approval at the Special Meeting and (iii) within 12 months after such termination, either an Acquisition Proposal is consummated by Cantaloupe or Cantaloupe enters into a definitive agreement providing for the consummation of an Acquisition Proposal that is later consummated. For more information about the circumstances in which Cantaloupe must pay 365 such termination fee, see the section of this proxy statement titled “The Merger Agreement—Termination Fee; Effect of Termination”.
Specific Performance (Page 88)
The Merger Agreement generally provides that the parties will be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches of the Merger Agreement and to enforce specifically the terms and provisions contained in the Merger Agreement, including the consummation of the Merger and the payment of the merger consideration. For further discussion of specific performance relating to the Merger Agreement, see the section of this proxy statement titled “The Merger Agreement—Specific Performance”.
Material U.S. Federal Income Tax Consequences (Page 58)
The exchange of shares of our common stock for cash pursuant to the Merger, and the receipt of the preferred stock redemption payment in connection with the Redemption, in each case, will generally be a taxable transaction for U.S. federal income tax purposes to U.S. Holders (as defined in the section of this proxy statement titled “The Merger—Material U.S. Federal Income Tax Consequences”). If you are a U.S. Holder and your shares of our common stock are converted into the right to receive cash in the Merger, or your shares of our preferred stock are redeemed for the preferred stock redemption payment, you will generally recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash received with respect to such shares of common stock or preferred stock, as applicable, and your adjusted tax basis in such shares. If you are a Non-U.S. Holder (as defined in the section of this proxy statement titled “The Merger—Material U.S. Federal Income Tax Consequences”), you generally will not be subject to U.S. federal income tax with respect to the receipt of cash in exchange for our common stock pursuant to the Merger, or the receipt of the preferred stock redemption payment in connection with the Redemption, unless you have certain connections to the United States or we are or have been a United States real property holding corporation and certain other circumstances apply.
You should consult your tax advisor for a complete analysis of the particular tax consequences of the Merger to you, including the applicability and effect of any U.S. federal, state and local and non-U.S. tax laws.
Regulatory Matters (Page 58)
The Merger is subject to the expiration or termination of any applicable waiting periods under the HSR Act. Notification under the HSR Act was filed on [   ], 2025.
Outside of the United States, the Merger may be subject to the obtainment of consent of certain other regulatory authorities. The parties have agreed to use their reasonable best efforts to make the required regulatory filings as promptly as practicable, subject to cooperation between the parties pursuant to the Merger Agreement.
For further discussion of regulatory matters relating to the Merger, see the section of this proxy statement titled “The Merger Agreement—Consents, Approvals and Filings”.
Redemption of Preferred Stock (Page 84)
Five business days prior to the date of the closing of the Merger (or such other date as Cantaloupe and 365 agree), Cantaloupe will send, in accordance with the Cantaloupe Articles and applicable law, written notice (which we refer to as the “Redemption Notice”), reasonably acceptable to 365, of the Redemption to each record holder of such shares of preferred stock.
Immediately prior to the effective time of the Merger, Cantaloupe will effect the Redemption. 365 has agreed to provide (or to cause to be provided) immediately available funds to Cantaloupe to pay the full amount to each former holder of preferred stock to which such former holder is entitled pursuant to the Cantaloupe Articles in connection with the Redemption.
See the section of this proxy statement titled “The Merger Agreement—Redemption of Preferred Stock”.
Fees and Expenses (Page 88)
All fees and expenses incurred in connection with the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement will be paid by the party incurring such fees or expenses, whether or not the Merger or any of the other transactions contemplated by the Merger Agreement are completed, with certain exceptions expressly set forth in the Merger Agreement. These exceptions include reimbursement by 365 of reasonable out-of-pocket expenses incurred by Cantaloupe or its subsidiaries in connection with Cantaloupe’s or its subsidiaries’ cooperation in connection with 365’s arrangement of the Debt Financing.
For more information on fees and expenses incurred in connection with the Merger Agreement and the Merger, see the section of this proxy statement titled “The Merger Agreement—Fees and Expenses”.
Help in Answering Questions
We greatly appreciate your cooperation in voting your shares. If you have any questions about the Special Meeting or the Merger after reading this proxy statement, our shareholders may contact Sodali & Co. (which we refer to as “Sodali”), our proxy solicitor, by telephone at (800) 662-5200 and brokers, banks and other nominees may contact Sodali at (203) 658-9400.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER
The following questions and answers are intended to address some commonly asked questions regarding the Special Meeting and the Merger. These questions and answers may not address all questions that may be important to you as a holder of Cantaloupe stock. Please refer to the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to or incorporated by reference in this proxy statement.
Q:	Why am I receiving these materials?
A:
You are receiving this proxy statement and the accompanying proxy card because you owned shares of common stock or shares of preferred stock at the close of business on [  ], 2025, the record date for the Special Meeting. Our Board is soliciting proxies for use at the Special Meeting to consider and vote upon the proposal to approve and adopt the Merger Agreement and the other proposals to be voted upon at the Special Meeting. These proxy materials provide you information for use in determining how to vote in connection with the matters to be considered at the Special Meeting.

Q:	When and where is the Special Meeting?
A:
The Special Meeting is scheduled to be held virtually via live webcast on [  ], 2025, at [  ], Eastern time (unless the Special Meeting is adjourned or postponed). Cantaloupe shareholders will be able to virtually attend and vote at the Special Meeting by visiting www.virtualshareholdermeeting.com/CTLP2025SM. Online check-in will start approximately 15 minutes before the Special Meeting is scheduled to begin.

Q:	What matters will be voted on at the Special Meeting?
A:	We will ask you to consider and vote upon the following proposals:
1.	Merger Proposal. To approve and adopt the Merger Agreement.
2.
Advisory Compensation Proposal. To approve, by a non-binding, advisory vote, the compensation arrangements that will or may be paid or become payable to our named executive officers in connection with the Merger.

3.
Adjournment Proposal. To approve the adjournment of the Special Meeting from time to time, if necessary or appropriate (as determined by the Board or the chairperson of the meeting) to solicit additional proxies to vote in favor of the proposal to approve and adopt the Merger Agreement, in the event that there are insufficient votes at the time of the Special Meeting to establish a quorum or approve and adopt the Merger Agreement or with 365’s prior written consent.

Q:	What is the proposed transaction?
A:
The proposed transaction is the acquisition of Cantaloupe by 365 pursuant to the Merger Agreement. On the terms and subject to the conditions of the Merger Agreement, and in accordance with the PBCL and the DGCL, Merger Subsidiary will be merged with and into Cantaloupe, with Cantaloupe surviving the Merger as a wholly owned subsidiary of Holdco II. After the Merger is completed, our common stock will cease to be traded on the Nasdaq, the registration of our common stock under the Exchange Act will be terminated and we will no longer be required to file periodic reports with the Securities and Exchange Commission (which we refer to as the “SEC”).

Additionally, pursuant to the Merger Agreement, upon the terms and subject to the conditions set forth therein, Cantaloupe is required to redeem all of the outstanding shares of preferred stock immediately prior to the consummation of the Merger in accordance with the applicable redemption provisions contained in the Cantaloupe Articles, at a redemption price payable in cash, by or on behalf of Cantaloupe, in an amount equal to $11.00 per share of preferred stock plus an amount equal to the accrued and unpaid cumulative dividends thereon to the date of the Redemption. Five business days prior to the date of the closing of the Merger (or such other date as Cantaloupe and 365 agree), Cantaloupe will send the Redemption Notice to each record holder of such shares of preferred stock.

Q:	What will holders of common stock receive if the Merger is completed?
A:
If the Merger is completed, holders of our common stock will have the right to receive $11.20 in cash, without interest and less any applicable withholding taxes, for each share of our common stock. As a result of the Merger, you will not own shares in the surviving corporation.

Q:	How does the Merger Agreement affect the preferred stock? What will holders of preferred stock receive in the Merger?
A:
Pursuant to the Merger Agreement, upon the terms and subject to the conditions set forth therein, Cantaloupe is required to redeem all of the outstanding shares of preferred stock immediately prior to the consummation of the Merger in accordance with the applicable redemption provisions contained in the Cantaloupe Articles, at a redemption price payable in cash, by or on behalf of Cantaloupe, in an amount equal to $11.00 per share of preferred stock plus an amount equal to the accrued and unpaid cumulative dividends thereon to the date of the Redemption. Upon the Redemption, all rights of the holders thereof will terminate, except for the right to receive the preferred stock redemption payment, without interest and subject to any applicable withholding taxes. At the effective time of the Merger, each share of preferred stock redeemed by Cantaloupe will be canceled and cease to exist, and you will not own shares in the surviving corporation.

In accordance with the Cantaloupe Articles, holders of preferred stock may elect to convert each share of preferred stock (as well as any accrued and unpaid cumulative dividends thereon) into common stock, pursuant to and at the conversion price set forth in the Cantaloupe Articles, at any time prior to the date of the Redemption. Holders of preferred stock that convert their preferred stock into common stock will be entitled to receive $11.20 in cash, without interest and less any applicable withholding taxes, for each share of common stock into which the preferred stock converts, and will not receive the preferred stock redemption payment in respect of any shares of preferred stock that have been converted.
Q:	What will happen to outstanding Cantaloupe equity compensation awards in the Merger?
A:
At or immediately prior to the effective time of the Merger, each Cantaloupe RSU that is outstanding immediately prior to the effective time of the Merger will, automatically and without any action required on the part of the holder of such Cantaloupe RSU, become fully vested and free of restrictions and will be canceled and converted into the right to receive, in accordance with the terms of the Merger Agreement, an amount in cash equal to the merger consideration.

At or immediately prior to the effective time of the Merger, each Cantaloupe PSU that is outstanding immediately prior to the effective time of the Merger will, automatically and without any action required on the part of the holder of such Cantaloupe PSU, become vested with respect to that number of shares of common stock based on deemed achievement of the performance metrics at target performance. Immediately thereafter Cantaloupe PSUs will be canceled and converted into the right to receive, with respect to each such vested share of common stock underlying such Cantaloupe PSU, in accordance with the terms of the Merger Agreement, an amount in cash equal to the merger consideration.
At or immediately prior to the effective time of the Merger, each Cantaloupe Restricted Stock Award that is outstanding immediately prior to the effective time of the Merger will, automatically and without any action required on the part of the holder of such Cantaloupe Restricted Stock Award, become fully vested and free of restrictions and will be canceled and converted into the right to receive, in accordance with the terms of the Merger Agreement, an amount in cash equal to the merger consideration.
At or immediately prior to the effective time of the Merger, each In-the-Money Option that is outstanding immediately prior to the effective time of the Merger will, automatically and without any action required on the part of the holder of such Cantaloupe Option, become fully vested and free of restrictions and be canceled in exchange for cash in an amount equal to (i) the total number of shares of common stock for which such Cantaloupe Option is exercisable, multiplied by (ii) the excess of the merger consideration over the per share exercise price of such Cantaloupe Option. At the effective time of the Merger, each Out-of-the-Money Option that is outstanding immediately prior to the effective time of the Merger will be canceled without consideration and will be of no further force and effect.

Q:	How do Cantaloupe’s directors and executive officers intend to vote?
A:
As of the record date, our directors and executive officers beneficially owned and were entitled to vote, in the aggregate, [  ] shares of common stock, representing approximately [  ]% of the voting power of the shares of Cantaloupe stock outstanding as of the record date and entitled to vote at the Special Meeting.

The members of the Board have entered into Voting Agreements with 365 to vote in favor of the proposals set forth in this proxy statement. Although our executive officers, other than Mr. Venkatesan, are not obligated to vote to approve the Merger Agreement and the transactions contemplated thereby, we currently expect that each of our executive officers will vote all of their respective shares of common stock (1) “FOR” the Merger Proposal, (2) “FOR” the Advisory Compensation Proposal and (3) “FOR” the Adjournment Proposal.
Q:	Do any of the Cantaloupe’s directors or executive officers have any interests in the Merger that are different from, or in addition to, my interests as a Cantaloupe shareholder?
A:
In considering the proposals to be voted on at the Special Meeting, you should be aware that Cantaloupe’s directors and executive officers have interests in the Merger that may be different from, or in addition to, the interests of Cantaloupe shareholders generally. The members of the Board were aware of and considered these interests in reaching the determination to approve the Merger Agreement and recommend that Cantaloupe shareholders vote their shares of common stock and preferred stock to approve and adopt the Merger Agreement. These interests may include the following:

•
Our directors and executive officers hold Cantaloupe RSUs and Cantaloupe Options. Pursuant to the Merger Agreement, Cantaloupe RSUs will become fully vested and converted into the right to receive an amount in cash equal to the merger consideration and Cantaloupe Options that are In-the-Money Options will become fully vested and canceled at the effective time for a cash payment equal to the excess of the merger consideration over the exercise price multiplied by the number of shares of common stock for which such Cantaloupe Options are exercisable. Cantaloupe Options that are Out-of-the-Money Options will be canceled without consideration and will have no further effect.

•	Cantaloupe Restricted Stock Awards held by our executive officers will become fully vested and converted into the right to receive an amount in cash equal to the merger consideration.
•
Cantaloupe PSUs held by our executive officers will vest based on the deemed achievement of the performance metrics at target performance for incomplete performance periods. Immediately thereafter Cantaloupe PSUs will be converted into the right to receive an amount in cash equal to the merger consideration.

•
Cantaloupe’s directors and executive officers are entitled to continued indemnification and insurance coverage following completion of the Merger under existing indemnification agreements and employment agreements and pursuant to the Merger Agreement.

•	Certain of our executive officers have received Transaction Bonuses that will be repayable to Cantaloupe if the closing of the Merger does not occur.
•
At or prior to the effective time of the Merger, our directors and executive officers may enter into rollover agreements with 365, Holdco, Holdco II or Merger Subsidiary and contribute their shares of Cantaloupe stock to 365, Holdco, Holdco II or Merger Subsidiary, which shares of Cantaloupe stock will be subject to the treatment specified under the rollover agreement applicable to such rollover shares. As of the date of this proxy statement, Douglas G. Bergeron, Chairman of the Board, has had preliminary discussions with representatives of 365 regarding a potential rollover arrangement with respect to shares of Cantaloupe’s common stock held by Mr. Bergeron, but, as of the date of this proxy statement, there is no understanding as to the amount of shares of Cantaloupe’s common stock that would be subject to such rollover arrangement, and no definitive agreement has been entered into between Mr. Bergeron and 365 or its affiliates regarding such potential rollover. Other than as described above, none of 365, Holdco, Holdco II, Merger Subsidiary or any of their respective affiliates has entered into any agreements, arrangements or understandings with respect to rollover shares.

•
Prior to the effective time of the Merger, certain of our executive officers may enter into new employment arrangements with 365 that would become effective upon the closing of the Merger. As of the date of this proxy statement, none of our executive officers have entered into any arrangements with 365 with respect to their employment.

Please see the section of this proxy statement titled “The Merger—Interests of Certain Persons in the Merger” for additional information about these financial interests.
Q:	Have any Cantaloupe shareholders already agreed to approve the Merger?
A:
Yes. Each member of the Board and Hudson, collectively representing approximately [ ]% of the voting power of the shares of Cantaloupe stock outstanding as of the record date and entitled to vote at the Special Meeting, have entered into Voting Agreements with 365 to, among other things, vote in favor of the proposals set forth in this proxy statement. For more information, see the section of this proxy statement titled “The Merger—Voting Agreements”.

Q:	Is the Merger subject to the satisfaction of any conditions?
A:
Yes. The Merger is subject to the satisfaction of various conditions, including (i) approval and adoption of the Merger Agreement by a majority of the votes cast by all holders of the issued and outstanding shares of common stock and preferred stock (voting on an as-converted basis) entitled to vote thereon, voting together as a single class, and (ii) the expiration or termination of the applicable waiting period under the HSR Act. The Merger is not conditioned upon the receipt of any financing. For a description of these conditions as well as other conditions to the Merger, please see the section of this proxy statement titled “The Merger Agreement—Conditions to Completion of the Merger”.

Q:	Who is entitled to vote at the Special Meeting?
A:
All holders of common stock and preferred stock of record as of the close of business on [  ], 2025, the record date for the Special Meeting, are entitled to vote at the Special Meeting. As of the record date, there were [  ] shares of common stock and [  ] shares of preferred stock outstanding.

Each share of common stock outstanding as of the record date will be entitled to one vote on each matter submitted to our shareholders for approval at the Special Meeting. Each share of preferred stock outstanding as of the record date will be entitled to vote on an as-converted basis, with each share of preferred stock outstanding as of the record date entitling the holder thereof to 0.1988 of a vote on each matter submitted to our shareholders for approval at the Special Meeting (with any fractional vote determined on an aggregate conversion basis being rounded to the nearest whole number).
As of the record date, holders of common stock in their capacity as such held approximately [ ]% of the outstanding voting power of our shareholders and holders of preferred stock in their capacity as such held approximately [ ]% of the outstanding voting power of our shareholders.
A list of our shareholders entitled to vote at the Special Meeting will be available during the Special Meeting at www.virtualshareholdermeeting.com/CTLP2025SM.
Q:	What happens if I sell or transfer my shares of common stock or preferred stock after the record date, but before the Special Meeting?
A:
If you sell or transfer your shares of common stock or preferred stock after the record date, but before the Special Meeting, you will transfer the right to receive the merger consideration, if the Merger is completed, or the preferred stock redemption payment, if the Redemption is completed, as applicable, to the person to whom you sell or transfer your shares of common stock or preferred stock, but you will retain your right to vote those shares at the Special Meeting unless you provide a proxy to the person to whom you sell or transfer your shares of common stock or preferred stock.

Q:	What vote is required to approve the Merger Proposal and thereby approve and adopt the Merger?
A:
As a condition to the completion of the Merger, approval of the Merger Proposal requires, assuming a quorum is present at the Special Meeting, the affirmative vote of a majority of the votes cast by all holders of the issued and outstanding shares of common stock and preferred stock (voting on an as-converted basis) entitled to vote thereon, voting together as a single class. Each share of common stock outstanding as of the record date will be entitled to one vote on each matter submitted to our shareholders for approval at the Special Meeting. Each share of preferred stock outstanding as of the record date will be entitled to vote on an as-converted basis, with each share of preferred stock outstanding as of the record date entitling the holder thereof to 0.1988 of a vote on each matter submitted to our shareholders for approval at the Special Meeting (with any fractional vote determined on an aggregate conversion basis being rounded to the nearest whole number).
A broker non-vote or an abstention from voting for the Merger Proposal will not constitute or be counted as votes cast and, consequently, if a quorum is present at the Special Meeting, will have no effect on the outcome of the Merger Proposal.
Q:	What vote is required for the Advisory Compensation Proposal and the Adjournment Proposal?
A:
Each share of common stock outstanding as of the record date will be entitled to one vote on each matter submitted to our shareholders for approval at the Special Meeting. Each share of preferred stock outstanding as of the record date will be entitled to vote on an as-converted basis, with each share of preferred stock outstanding as of the record date entitling the holder thereof to 0.1988 of a vote on each matter submitted to our shareholders for approval at the Special Meeting (with any fractional vote determined on an aggregate conversion basis being rounded to the nearest whole number).

Approval of the Advisory Compensation Proposal requires, assuming a quorum is present at the Special Meeting, the affirmative vote of a majority of the votes cast by all holders of the issued and outstanding shares of common stock and preferred stock (voting on an as-converted basis) entitled to vote thereon, voting together as a single class. Approval of the Adjournment Proposal requires, whether or not a quorum is present at the Special Meeting, the affirmative vote of a majority of the votes cast by all holders of the issued and outstanding shares of common stock and preferred stock (voting on an as-converted basis) entitled to vote thereon, voting together as a single class.
A broker non-vote or an abstention from voting for the Advisory Compensation Proposal or the Adjournment Proposal will not constitute or be counted as votes cast and, consequently, will have no effect on the outcome of the Advisory Compensation Proposal (assuming a quorum is present) or the Adjournment Proposal.
Q:
Why am I being asked to consider and vote on a proposal to approve, by non-binding, advisory vote, merger-related compensation arrangements for Cantaloupe’s named executive officers (i.e., the Advisory Compensation Proposal)?

A:
In accordance with the Exchange Act and rules promulgated under the Exchange Act, Cantaloupe is obligated to provide our shareholders with the opportunity to cast a non-binding, advisory vote on the compensation that may be paid or become payable to our named executive officers in connection with the Merger.

Q:	What will happen if the shareholders do not approve the Advisory Compensation Proposal at the Special Meeting?
A:
Approval of the Advisory Compensation Proposal is not a condition to the completion of the Merger and is separate and apart from the votes to approve the other proposals being presented at the Special Meeting. The vote with respect to the Advisory Compensation Proposal is an advisory vote and will not be binding on Cantaloupe or 365. Accordingly, the merger-related compensation will be paid to Cantaloupe’s named executive officers to the extent payable in accordance with the terms of their compensation agreements and arrangements even if the holders of Cantaloupe stock do not approve the Advisory Compensation Proposal.

Q:	What constitutes a quorum?
A:
The presence at the Special Meeting, virtually or represented by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast on a particular matter at the Special Meeting will constitute a quorum at the Special Meeting. As of the record date, there were [  ] shares of common stock and [  ] shares of preferred stock outstanding and entitled to vote at the Special Meeting.

When a quorum is present to organize a meeting, it is not broken by the subsequent withdrawal of any shareholders. Abstentions are considered as present for the purpose of determining the presence of a quorum. Shares not in attendance and broker non-votes will not be counted towards the required quorum.

Q:	How does the Board recommend that I vote?
A:
After considering various reasons to approve and adopt the Merger Agreement, as well as certain countervailing factors, the Board members unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are in the best interests of Cantaloupe, (ii) approved, adopted and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger, (iii) resolved to recommend the approval and adoption of the Merger Agreement by Cantaloupe shareholders and (iv) directed that the Merger Agreement be submitted to the Cantaloupe shareholders. Certain factors considered by the Board in reaching its decision to approve and adopt the Merger Agreement and the Merger can be found in the section of this proxy statement titled “The Merger—Recommendation of the Board and Reasons for the Merger”.

The Board recommends that Cantaloupe shareholders vote:
•	“FOR” the Merger Proposal;
•	“FOR” the Advisory Compensation Proposal; and
•	“FOR” the Adjournment Proposal.
Q:	What is the difference between holding shares as a shareholder of record and a beneficial owner?
A:
•
Shareholder of Record. If your shares of common stock or preferred stock are registered directly in your name with our transfer agent, you are considered the shareholder of record with respect to those shares and this proxy statement is being sent directly to you by us. As the shareholder of record, you have the right to grant your voting proxy directly to the proxies named in the enclosed proxy card or to vote your shares at the Special Meeting. We have enclosed a proxy card for you to use.

•
Beneficial Owner. If your shares of common stock or preferred stock are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name”, and this proxy statement is being forwarded to you, together with a voting instruction form, by your nominee who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your nominee on how to vote your shares and you are also invited to attend the Special Meeting where you may vote your shares by following the procedure described below.

Q:	How do I vote my shares of Cantaloupe stock?
A:
Before you vote, you should carefully read and consider the information contained in or incorporated by reference in this proxy statement, including the annexes. You should also determine whether you hold your shares of Cantaloupe stock directly in your name as a shareholder of record or through a nominee, because this will determine the procedure that you must follow in order to vote. You are a shareholder of record if you hold your Cantaloupe stock in certificated form or if you hold your Cantaloupe stock in your name directly with our transfer agent. If you are a shareholder of record, you may vote in any of the following ways:

•
Vote in advance by mail. From the hard copy of your proxy materials, fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage paid envelope. Proxy cards that are returned without a signature will not be counted as present at the Special Meeting and cannot be voted. For your mailed proxy card to be counted, we must receive it prior to 11:59 p.m., Eastern time, on [  ], 2025.

•
Vote in advance by telephone. Use the telephone number shown on your proxy card and follow the recorded instructions. The telephone voting system is available 24 hours a day until 11:59 p.m., Eastern time, on [  ], 2025.

•
Vote in advance via the Internet. Visit www.proxyvote.com and follow the instructions on the website. The Internet voting system is available 24 hours a day until 11:59 p.m., Eastern time, on [  ], 2025.

•
Vote by attending the Special Meeting. Shares held directly in your name as a shareholder of record may be voted at the Special Meeting via the Special Meeting website. Shares held in “street name” may be voted at the Special Meeting via the Special Meeting website only if you obtain a legal proxy from your bank, broker or other nominee.

If your shares are held through a nominee, you will receive separate voting instructions from your nominee. You must follow the voting instructions provided by your nominee in order to instruct your broker on how to vote your shares.

Q:	If I hold my shares through a nominee, will my nominee vote my shares for me?
A:
Your nominee will only be permitted to vote your shares if you instruct your nominee how to vote. You should follow the procedures provided by your nominee regarding the voting of your shares. Your nominee may not vote your shares on the Merger Proposal, the Advisory Compensation Proposal or the Adjournment Proposal without specific instructions from you.

If you do not instruct your nominee to vote your shares, your shares will not be voted, and therefore will not constitute or be counted as votes cast.
Q:	What is a proxy?
A:
A proxy is a Cantaloupe shareholder’s legal designation of another person to vote shares owned by such Cantaloupe shareholder on its behalf. If you are a Cantaloupe shareholder of record, you can vote by proxy over the Internet, by telephone or by mail by following the instructions provided in the enclosed proxy card. If you hold shares beneficially in “street name”, you should follow the voting instructions provided by your bank, broker or other nominee.

Q:	What happens if I return my proxy card but I do not indicate how to vote?
A:	If you sign and properly return your proxy card, but do not include instructions on how to vote, your shares of Cantaloupe stock will be voted:
1.	“FOR” the Merger Proposal;
2.	“FOR” the Advisory Compensation Proposal; and
3.	“FOR” the Adjournment Proposal.
Q:	If my broker holds my shares in “street name”, will my broker vote my shares for me?
A:
No. Your bank, broker or other nominee is permitted to vote your shares on any proposal currently scheduled to be considered at the Special Meeting only if you instruct your bank, broker or other nominee how to vote. You should follow the procedures provided by your bank, broker or other nominee to vote your shares. Unless you virtually attend the Special Meeting, with a properly executed legal proxy from your broker, bank or other nominee, your failure to provide instructions will, assuming a quorum is present at the Special Meeting, have no effect on the outcome of the vote of the Merger Proposal, the Advisory Compensation Proposal or the Adjournment Proposal.

Q:	What happens if I abstain from voting on a proposal?
A:
An abstention from voting will not constitute or be counted as votes cast and, consequently, if a quorum is present at the Special Meeting, will have no effect on the outcome of the Merger Proposal, the Advisory Compensation Proposal or the Adjournment Proposal.

Q:	May I change my vote after I have mailed my signed proxy card or otherwise submitted my vote?
A:
Yes. If you are a shareholder of record, even if you sign and return the proxy card accompanying this proxy statement or submit a proxy via telephone or the Internet, you retain the power to revoke your proxy or change your vote. You can revoke your proxy at any time before it is exercised by giving written notice to our Secretary at Cantaloupe, Inc., 101 Lindenwood Drive, Suite 405, Malvern, Pennsylvania 19355, specifying such revocation, provided such written notice is received no later than the close of business on [  ], 2025. You may also change your vote by delivery of a valid, later-dated proxy (or submitting a proxy via telephone or the Internet at a later date) prior to the Special Meeting or by attending and voting at the Special Meeting.

If your shares are held through a nominee, you should contact your bank, broker or other nominee for instructions regarding how to change your vote.
Q:	What does it mean if I receive more than one set of proxy materials?
A:
This means that you own shares of Cantaloupe stock that are registered under different names or are in more than one account. For example, you may own some shares directly as a shareholder of record and other shares through a broker or you may own shares through more than one broker. In these situations, you will receive multiple sets of proxy materials. You must complete, sign and return all of the proxy cards or follow the instructions for any alternative voting procedure on each of the voting instruction forms that you receive in order to vote all of the shares you own. Each proxy card you receive comes with its own prepaid return envelope; if you vote by mail, make sure you return each proxy card in the return envelope that accompanies that proxy card.
Q:	When do you expect the Merger to be completed?
A:
Cantaloupe and 365 are working to complete the Merger in accordance with the terms of the Merger Agreement, and we expect it to be completed in the second half of calendar year 2025. However, the Merger is subject to various regulatory approvals and other conditions, which are described in more detail in this proxy statement, and it is possible that factors outside the control of Cantaloupe or 365 could result in the Merger being completed at a later time or not being completed at all.

We expect to complete the Merger promptly following the receipt of the required Cantaloupe shareholder approval and all required regulatory approvals and the satisfaction or written waiver of the other conditions precedent described in the Merger Agreement.
Q:	If the Merger is completed, how will I receive the cash for my shares of common stock?
A:
If the Merger is completed and your shares of common stock are held in book-entry through the Depositary Trust Company (which we refer to as “DTC”) or in “street name” by a broker or other nominee, Cantaloupe and 365 will cooperate to establish procedures to transmit the applicable cash proceeds. If you are a shareholder of record with your shares held in certificated form or held directly in your name in book-entry form other than through DTC, you will receive a letter of transmittal with instructions for returning such letter of transmittal, and, in the case of holders of share certificates, how to send your share certificates to the Paying Agent, in connection with the Merger. The Paying Agent will issue and deliver to you a check for your shares after you comply with these instructions.

Q:	Should I send in my stock certificates now?
A:
No. Please do not send your stock certificates now. If you are a shareholder of record with your shares held in certificated form, you will receive a letter of transmittal with instructions for returning such letter of transmittal and how to send your share certificates to the Paying Agent in connection with the Merger. Please do not send in your stock certificates with your proxy card.

Q:	What are the material U.S. federal income tax consequences of the Merger and the Redemption?
A:
The exchange of shares of our common stock for cash pursuant to the Merger, and the receipt of the preferred stock redemption payment in connection with the Redemption, in each case, will generally be a taxable transaction for U.S. federal income tax purposes to U.S. Holders. If you are a U.S. Holder and your shares of our common stock are converted into the right to receive cash in the Merger, or your shares of our preferred stock are redeemed for the preferred stock redemption payment, you will generally recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash received with respect to such shares of common stock or preferred stock, as applicable, and your adjusted tax basis in such shares. If you are a Non-U.S. Holder, you generally will not be subject to U.S. federal income tax with respect to the receipt of cash in exchange for our common stock pursuant to the Merger, or the receipt of the preferred stock redemption payment in connection with the Redemption, unless you have certain connections to the United States or we are or have been a United States real property holding corporation and certain other circumstances apply.

You should consult your tax advisor for a complete analysis of the particular tax consequences of the Merger to you, including the applicability and effect of any U.S. federal, state and local and non-U.S. tax laws.
Q:	What happens if the Merger is not completed?
A:
If the Merger Agreement is not approved and adopted by our shareholders at the Special Meeting or if the Merger is not completed for any other reason, our shareholders will not receive the merger consideration or any payment for their shares of common stock in connection with the Merger. Instead, Cantaloupe will remain an independent public company and our common stock will continue to be listed and traded on the Nasdaq. Additionally, if the Merger is not completed, we do not expect to redeem the shares of preferred stock as contemplated by the Merger Agreement.
In certain circumstances, we may be required to pay 365 a termination fee equal to $31.5 million in connection with a termination of the Merger Agreement as described under the section of this proxy statement titled “The Merger Agreement—Termination Fee; Effect of Termination”.
Q:	Am I entitled to exercise dissenters rights instead of receiving the merger consideration or the preferred stock redemption payment for my shares of Cantaloupe stock?
A:
No. Under the PBCL, as well as the governing documents of Cantaloupe, holders of common stock are not entitled to dissenters rights in connection with the Merger. Upon the Redemption, the Merger will not entitle any former holder of preferred stock to any dissenters rights.

Q:	Who will solicit and pay the cost of soliciting proxies?
A:
Cantaloupe has engaged Sodali to assist in the solicitation of proxies for the Special Meeting and provide related advice and informational support. Under our agreement with Sodali, unless otherwise agreed by the parties, Sodali will receive a fee of $25,000, plus reimbursement of its reasonable, out-of-pocket expenses for its services and plus fees for calls (if any) to Cantaloupe shareholders. We will request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation materials to the beneficial owners of Cantaloupe stock held of record by those entities, and we will, upon request, reimburse reasonable forwarding expenses. We will pay the costs of preparing, printing, assembling and mailing the proxy materials used in the solicitation of proxies. Our directors, officers and employees may solicit proxies by mail, by email, by telephone or in person. Those individuals will receive no additional compensation for solicitation activities.

Q:	Who will count the votes?
A:
The inspector of elections appointed for the Special Meeting will tabulate votes cast by proxy or by ballot at the Special Meeting. The inspector of elections will also determine whether a quorum is present.

Q:	Where can I find the voting results of the Special Meeting?
A:
Cantaloupe intends to publish the final voting results of the Special Meeting in a Current Report on Form 8-K that will be filed with the SEC following the Special Meeting. All periodic and current reports Cantaloupe files with the SEC are publicly available when filed. See the section of this proxy statement titled “Where Shareholders Can Find More Information”.

Q:	Where can I find more information about Cantaloupe?
A:
You can find more information about Cantaloupe in its publicly filed reports with the SEC, on Cantaloupe’s investor website, cantaloupeinc.gcs-web.com, and in the section of this proxy statement titled “Where Shareholders Can Find More Information”.

Q:	Who can help answer my questions?
A:
If you would like additional copies, without charge, of this proxy statement, or if you have questions about the Merger Agreement or the Merger, including the procedures for voting your shares, you should contact Sodali, our proxy solicitor:

Sodali & Co.
430 Park Avenue, 14th Floor
New York, NY 10022
Shareholders may call toll-free: (800) 662-5200
Brokers, Banks, and Other Nominees may call collect: (203) 658-9400
Email: ctlp@info.sodali.com
If your nominee holds your shares, you should also call your nominee for additional information.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION
This proxy statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We may also make written or oral forward-looking statements in our reports on Forms 10-K, 10-Q and 8-K, in press releases and other written materials and in oral statements made by our officers, directors or employees to third parties. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements are often characterized by the use of words such as “outlook”, “believes”, “estimates”, “expects”, “projects”, “may”, “intends”, “plans”, “anticipates”, “foresees”, “future” or by discussions of strategy, plans or intentions. The statements in this proxy statement that are not historical statements are forward-looking statements. Forward-looking statements involve many known and unknown risks, uncertainties, assumptions and other important factors that could cause actual conditions, actual results, performance or our achievements, or industry results, to differ materially from historical results, any future results or performance or achievements expressed or implied by such forward-looking statements. Certain risks and uncertainties include, but are not limited to, the following:
•	we may be unable to obtain the required Cantaloupe shareholder approval as required for the Merger;
•	other conditions to the closing of the Merger may not be satisfied, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval;
•	the Merger may involve unexpected costs, liabilities or delays;
•	our business may suffer as a result of uncertainty surrounding the Merger;
•	shareholder litigation in connection with the Merger may affect the timing or occurrence of the Merger or result in significant costs of defense, indemnification and liability;
•	we may be adversely affected by other economic, business and/or competitive factors;
•	the occurrence of any event, change or other circumstances which, under the terms of the Merger Agreement, could give rise to the termination of the Merger Agreement;
•	the proposed transactions may disrupt our current plans and operations or divert management’s attention from ongoing business operations;
•	difficulties with our ability to retain and hire key personnel and maintain relationships with third parties as a result of the proposed Merger may occur; and
•	other risks to consummation of the proposed Merger, including the risk that the proposed Merger will not be consummated within the expected time period or at all.
Important factors that could cause our actual results to differ materially from those expressed as forward-looking statements include, but are not limited to, the factors set forth in this proxy statement, in our latest Annual Report on Form 10-K for the fiscal year ended June 30, 2024, including but not limited to “Part I, Item 1A. Risk Factors” and “Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” therein, in our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2024, including but not limited to “Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Part II, Item 1A. Risk Factors”, in our Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2024, including but not limited to “Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Part II, Item 1A. Risk Factors”, in our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2025, including but not limited to “Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Part II, Item 1A. Risk Factors” and in our other filings with the SEC.
All forward-looking statements made herein are expressly qualified in their entirety by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. There may be other factors of which we are currently unaware or deem immaterial that may cause our actual results to differ materially from the forward-looking statements.
Forward-looking statements are based on current plans, estimates, assumptions and projections, and, therefore, you should not place undue reliance on them. Forward-looking statements speak only as of the date they are made, and except as required by law, we undertake no obligation to update them in light of new information or future events.

THE SPECIAL MEETING
Date, Time and Place of the Special Meeting
This proxy statement is being furnished to our shareholders as part of the solicitation of proxies by our Board for use at the Special Meeting to be held at on [ ], 2025, at [ ], Eastern time, or at any adjournment or postponement of such meeting. This proxy statement is first being mailed to our shareholders on or about [ ], 2025. Cantaloupe shareholders will be able to virtually attend and vote at the Special Meeting by visiting www.virtualshareholdermeeting.com/CTLP2025SM. Online check-in will start approximately 15 minutes before the Special Meeting is scheduled to begin.
Voting
If you are a shareholder of record, you may vote in any of the following ways:
•
Vote in advance by mail. From the hard copy of your proxy materials, fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage paid envelope. Proxy cards that are returned without a signature will not be counted as present at the Special Meeting and cannot be voted. For your mailed proxy card to be counted, we must receive it prior to 11:59 p.m., Eastern time, on [ ], 2025.

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Vote in advance by telephone. Use the telephone number shown on your proxy card and follow the recorded instructions. The telephone voting system is available 24 hours a day until 11:59 p.m., Eastern time, on [ ], 2025.

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Vote in advance via the Internet. Visit www.proxyvote.com and follow the instructions on the website. The Internet voting system is available 24 hours a day until 11:59 p.m., Eastern time, on [ ], 2025.

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Vote by attending the Special Meeting. Shares held directly in your name as a shareholder of record may be voted at the Special Meeting via the Special Meeting website. Shares held in “street name” may be voted at the Special Meeting via the Special Meeting website only if you obtain a legal proxy from your bank, broker or other nominee.

If you intend to submit your proxy by mail, telephone or via the Internet, you must do so by 11:59 p.m., Eastern time, on [ ], 2025, the day before the Special Meeting. If your shares are held through a nominee, you will receive separate voting instructions from your nominee. You must follow the voting instructions provided by your nominee in order to instruct your broker on how to vote your shares.
We encourage you to vote by proxy by mail, telephone or over the Internet well in advance of the Special Meeting to ensure your shares are represented whether or not you decide to attend.
Purpose of the Special Meeting
The purpose of the Special Meeting is for the holders of Cantaloupe stock to consider and vote upon the following proposals:
1.	The Merger Proposal: To approve and adopt the Merger Agreement.
2.
Advisory Compensation Proposal: To approve, by a non-binding, advisory vote, the compensation arrangements that will or may become payable to our named executive officers in connection with the Merger.

3.
Adjournment Proposal: To approve the adjournment of the Special Meeting from time to time, if necessary or appropriate (as determined by the Board or the chairperson of the meeting) to solicit additional proxies to vote in favor of the proposal to approve and adopt the Merger Agreement, in the event that there are insufficient votes at the time of the Special Meeting to establish a quorum or approve and adopt the Merger Agreement or with 365’s prior written consent.

The Board unanimously recommends that you vote “FOR” each of the above proposals.
Shareholders must approve the proposal to approve and adopt the Merger Agreement in order for the Merger to occur. If our shareholders fail to approve the Merger Proposal, the Merger will not occur. A copy of the Merger Agreement is attached to this proxy statement as Annex A, which we encourage you to read carefully and in its entirety.

Record Date and Quorum
The holders of record of Cantaloupe stock as of the close of business on [ ], 2025 will be entitled to receive notice of and to vote at the Special Meeting. As of the record date, there were [ ] shares of our common stock outstanding and [ ] shares of our preferred stock outstanding.
The presence at the Special Meeting, virtually or represented by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast on a particular matter at the Special Meeting will constitute a quorum at the Special Meeting.
If you have properly voted by proxy, via mail, telephone or the Internet, you will be considered part of the quorum. Proxies received but not marked or marked as abstentions will be included in the calculation of the number of shares considered to be present at the Special Meeting.
Each share of common stock outstanding as of the record date will be entitled to one vote on each matter submitted to our shareholders for approval at the Special Meeting. Each share of preferred stock outstanding as of the record date will be entitled to vote on an as-converted basis, with each share of preferred stock outstanding as of the record date entitling the holder thereof to 0.1988 of a vote on each matter submitted to our shareholders for approval at the Special Meeting (with any fractional vote determined on an aggregate conversion basis being rounded to the nearest whole number).
In accordance with the Nasdaq rules, banks, brokers and other nominees who hold shares of common stock in “street name” for their customers do not have discretionary authority to vote the shares with respect to any of the proposals to be voted on at the Special Meeting. Accordingly, if banks, brokers or other nominees do not receive specific voting instructions from the beneficial owner of such shares with respect to the proposals to be voted on at the Special Meeting, they may not vote such shares with respect to such proposals. Because all proposals for the Special Meeting are non-routine and non-discretionary, we do not expect there to be any broker non-votes for such proposals.
In the event that a quorum is not present at the Special Meeting, subject to the terms of the Merger Agreement, Cantaloupe expects to adjourn or postpone the Special Meeting until it solicits enough proxies to obtain a quorum. Pursuant to the Cantaloupe Bylaws, any meeting of Cantaloupe shareholders (including the Special Meeting) may be adjourned, whether or not a quorum is present, for such period and to such place as the shareholders present and entitled to vote will direct. However pursuant to the Merger Agreement, Cantaloupe may only adjourn or postpone the Special Meeting after consultation with 365, and if requested by 365 in writing, will adjourn or postpone the Special Meeting in compliance with applicable law (i) to the extent necessary to ensure that any supplement or amendment to the proxy statement that is required by applicable law is provided to Cantaloupe shareholders, (ii) if, as of the time for which the Special Meeting is scheduled as set forth in the proxy statement, there are an insufficient number of shares of Cantaloupe stock present or represented by proxy at the Special Meeting to constitute a quorum at such meeting, but only until there are a sufficient number of shares of Cantaloupe stock present or represented by proxy at the Special Meeting to obtain such a quorum or (iii) if as of the time for which the Special Meeting is scheduled as set forth in the proxy statement, there are insufficient shares of Cantaloupe stock represented (in person or by proxy) to obtain the required Cantaloupe shareholder approval, but only until there are a sufficient number of shares of common and preferred stock present or represented by proxy at the Special Meeting to obtain the required Cantaloupe shareholder approval; provided that the Special Meeting will not be adjourned or postponed pursuant to the foregoing clauses (ii) or (iii) to a date that is more than 15 days after the date on which the Special Meeting was originally scheduled without the prior written consent of 365 (which consent will not be unreasonably withheld, conditioned or delayed); provided further that with respect to an adjournment or postponement pursuant to the foregoing clauses (ii) or (iii), Cantaloupe will not change the record date for the Special Meeting without 365’s prior written consent (which consent will not be unreasonably withheld, conditioned or delayed) (it being understood and agreed, that if required by applicable law, Cantaloupe will be entitled to change the record date for the Special Meeting if such requirement by applicable law is unrelated to any adjournment or postponement pursuant to the foregoing clause (ii) or (iii)). Notwithstanding the foregoing, in the event that Cantaloupe postpones or adjourns the Special Meeting pursuant to the foregoing sentence, Cantaloupe will reconvene and hold the Special Meeting as promptly as reasonably practicable thereafter.
Vote Required
Each share of common stock outstanding as of the record date will be entitled to one vote on each matter submitted to our shareholders for approval at the Special Meeting. Each share of preferred stock outstanding as of the record date will be entitled to vote on an as-converted basis, with each share of preferred stock outstanding as of the record date entitling the holder thereof to 0.1988 of a vote on each matter submitted to our shareholders for approval at the Special Meeting (with any fractional vote determined on an aggregate conversion basis being rounded to the nearest whole number).
Approval of the Merger Proposal requires, assuming a quorum is present at the Special Meeting, the affirmative vote of a majority of the votes cast by all holders of the issued and outstanding shares of common stock and preferred stock (voting on an as-converted basis) entitled to vote thereon as of the record date, voting together as a single class.
Approval of the Advisory Compensation Proposal requires, assuming a quorum is present at the Special Meeting, the affirmative vote of a majority of the votes cast by all holders of the issued and outstanding shares of common stock and preferred stock (voting on an as-converted basis) entitled to vote thereon as of the record date, voting together as a single class.
Approval of the Adjournment Proposal requires, whether or not a quorum is present at the Special Meeting, the affirmative vote of a majority of the votes cast by all holders of the issued and outstanding shares of common stock and preferred stock (voting on an as-converted basis) entitled to vote thereon as of the record date, voting together as a single class.
A broker non-vote or an abstention from voting for the Merger Proposal will not constitute or be counted as votes cast and, consequently, if a quorum is present at the Special Meeting, will have no effect on the outcome of the Merger Proposal, the Advisory Compensation Proposal or the Adjournment Proposal.
Brokers, banks or other nominees holding shares of Cantaloupe stock in “street name” may not vote such shares of Cantaloupe stock on any of the proposals absent instruction from you on how you wish your shares of Cantaloupe stock to be voted. If your shares are held in “street name”, unless you virtually attend the Special Meeting with a properly executed legal proxy from your broker, bank or other nominee, your failure to provide instructions, if a quorum is present at the Special Meeting, will have no effect on the outcome of the Merger Proposal, the Advisory Compensation Proposal or the Adjournment Proposal.
Voting by Proxy
If you vote by proxy, regardless of the method you choose to vote, the individuals named on the enclosed proxy card, and each of them, with full power of substitution, will vote your shares of Cantaloupe stock in the way that you indicate. When completing the telephone or Internet processes or the proxy card, you may specify whether your shares of Cantaloupe stock should be voted “FOR” or “AGAINST” or to “ABSTAIN” from voting on all, some or none of the specific items of business to come before the Special Meeting. If you sign, date and return your proxy card (or submit your proxy by telephone or the Internet) without indicating how you wish to vote on a proposal, your proxy will be voted in accordance with our Board’s recommendation—i.e., in favor of the Merger Proposal, the Advisory Compensation Proposal and the Adjournment Proposal. If you are a shareholder of record of Cantaloupe stock and fail to return your proxy card (or fail to submit your proxy by telephone or the Internet), unless you virtually attend the Special Meeting, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting and, if a quorum is present at the Special Meeting, your shares will have no effect on the outcome of the vote on the Merger Proposal, the Advisory Compensation Proposal or the Adjournment Proposal.
Broker Non-Votes
If your shares of Cantaloupe stock are held in “street name”, you will receive instructions from your broker, bank, trust or other nominee that you must follow in order to have your shares voted. Your broker, bank, trust or other nominee will vote your shares only if you provide instructions on how to vote. Please follow the directions on the voting instruction form sent to you by your broker, bank, trust or other nominee with this proxy statement. If you have not received such voting instructions or require further information regarding such voting instructions, contact your broker, bank, trust or other nominee, as the case may be. Brokers who hold shares of Cantaloupe stock in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from the beneficial owner. However, brokers are not allowed to exercise their voting discretion with respect to the approval of matters that are “non-routine”, such as the Merger Proposal, Adjournment Proposal and Advisory Compensation Proposal, without specific instructions from the beneficial owner. Because all proposals for the Special Meeting are non-routine and non-discretionary, we do not expect there to be any broker non-votes for such proposals.

If your shares are held in “street name”, unless you virtually attend the Special Meeting with a properly executed legal proxy from your broker, bank or other nominee, your failure to provide instructions will, assuming a quorum is present at the Special Meeting, have no effect on the outcome of the vote of the Merger Proposal, the Advisory Compensation Proposal or the Adjournment Proposal.
Revocation of Proxies
Any person giving a proxy pursuant to this solicitation has the power to revoke and change it any time before it is voted. If you are a shareholder of record of Cantaloupe stock, you may revoke your proxy by:
•	signing and returning a new proxy bearing a later date, or by using the telephone or Internet proxy submission procedures described above;
•	virtually attending the Special Meeting and voting; or
•	subsequently delivering to Cantaloupe’s Secretary a written notice of revocation to c/o Cantaloupe, Inc., 101 Lindenwood Drive, Suite 405, Malvern, Pennsylvania 19355.
Attending the Special Meeting without taking one of the actions described above will not in itself revoke your proxy. Please note that if you want to revoke your proxy by mailing a new proxy card to Cantaloupe or by sending a written notice of revocation to Cantaloupe, you should ensure that you send your new proxy card or written notice of revocation in sufficient time for it to be received by Cantaloupe before the Special Meeting. If you intend to submit a new proxy by telephone or via the Internet, you must do so by 11:59 p.m., Eastern time, on [ ], 2025, the day before the Special Meeting.
If you hold your shares of Cantaloupe stock in “street name” through a nominee, you will need to follow the instructions provided to you by your nominee in order to revoke your voting instructions or submit new voting instructions.
Adjournments and Postponements
Although it is not currently expected, subject to the terms of the Merger Agreement, the Special Meeting may be adjourned or postponed, including for the purpose of soliciting additional proxies. We are submitting a proposal for consideration at the Special Meeting to authorize the named proxies to approve one or more adjournments of the Special Meeting, if necessary or appropriate (as determined by the Board or the chairperson of the meeting) to solicit additional proxies in the event that there are insufficient votes at the time of the Special Meeting or any adjournment or postponement of the Special Meeting to establish a quorum or to approve and adopt the Merger Agreement or with 365’s prior written consent. Subject to the terms of the Merger Agreement, we retain full authority to the extent set forth in the Cantaloupe Bylaws and the PBCL to adjourn the Special Meeting (or any adjournment or postponement of the Special Meeting) or to postpone the Special Meeting (or any adjournment or postponement of the Special Meeting) without the consent of any shareholder.
If the Special Meeting is adjourned, we are not required to give notice of the time and place of the adjourned meeting if announced at the meeting at which the adjournment is taken, unless our Board fixes a new record date for the Special Meeting. Subject to the terms of the Merger Agreement, at any adjourned meeting, any business may be transacted which might have been transacted at the original meeting. All proxies will be voted in the same manner as they would have been voted at the original convening of the Special Meeting, except for any proxies that have been effectively revoked or withdrawn prior to the time the proxy is voted at the reconvened meeting.
Anticipated Date of Completion of the Merger
Cantaloupe and 365 are working to complete the Merger in accordance with the terms of the Merger Agreement, and we expect it to be completed in the second half of calendar year 2025. If our shareholders vote to approve the Merger Proposal, the Merger will become effective as promptly as practicable following the satisfaction or written waiver of the other conditions to the Merger, subject to the terms of the Merger Agreement. See the section of this proxy statement titled “The Merger—Closing and Effective Time of the Merger”.
Dissenters Rights of Shareholders
Under the PBCL, as well as the governing documents of Cantaloupe, holders of common stock are not entitled to dissenters rights in connection with the Merger. Upon the Redemption, the Merger will not entitle any former holder of preferred stock to any dissenters rights.

Solicitation of Proxies; Payment of Solicitation Expenses
Our directors, officers and employees may solicit proxies by mail, by email, by telephone or in person. Those individuals will receive no additional compensation for solicitation activities. We have also engaged Sodali to assist in the solicitation of proxies and provide related advice and informational support. Under our agreement with Sodali, unless otherwise agreed by the parties, Sodali will receive a fee of $25,000, plus reimbursement of its reasonable, out-of-pocket expenses for its services and plus fees for calls (if any) to Cantaloupe shareholders. We will request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation materials to the beneficial owners of Cantaloupe stock held of record by those entities, and we will, upon request, reimburse reasonable forwarding expenses. We will pay the costs of preparing, printing, assembling and mailing the proxy materials used in the solicitation of proxies.
Questions and Additional Information
You should not return your stock certificate or send documents representing Cantaloupe stock with the proxy card. If the Merger is completed and your shares of Cantaloupe stock are held in book-entry through DTC or in “street name” by a broker or other nominee, Cantaloupe and 365 will cooperate to establish procedures to transmit the applicable cash proceeds. If the Merger is completed and you are a shareholder of record with your shares held in certificated form or held directly in your name in book-entry form other than through DTC, you will receive a letter of transmittal with instructions for returning such letter of transmittal, and, in the case of holders of share certificates, how to send your share certificates to the Paying Agent, in connection with the Merger. The Paying Agent will issue and deliver to you a check for your shares after you comply with these instructions.
If you have questions about the Merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact Sodali, our proxy solicitor, at:
Sodali & Co.
430 Park Avenue, 14th Floor
New York, NY 10022
Shareholders may call toll-free: (800) 662-5200
Brokers, Banks, and Other Nominees may call collect: (203) 658-9400
Email: ctlp@info.sodali.com

PROPOSAL 1: APPROVAL AND ADOPTION OF THE MERGER AGREEMENT
Merger Proposal
We are asking you to approve and adopt the Merger Agreement. If the Merger Agreement is approved and adopted by our shareholders and all other conditions to the closing of the Merger are either satisfied or validly waived, Merger Subsidiary will merge with and into Cantaloupe with Cantaloupe surviving the Merger as wholly owned subsidiary of Holdco II. Our common stock is currently traded on the Nasdaq under the symbol “CTLP”. If the Merger is completed, we will cease to be an independent public company and will become an indirect wholly owned subsidiary of 365. Following the completion of the Merger, the registration of our common stock and our reporting obligations under the Exchange Act will be terminated. In addition, upon the completion of the Merger, our common stock will no longer be listed on any stock exchange or quotation system, including the Nasdaq. Additionally, pursuant to the Merger Agreement, upon the terms and subject to the conditions set forth therein, Cantaloupe is required to redeem all of the outstanding shares of preferred stock immediately prior to the consummation of the Merger in accordance with the applicable redemption provisions contained in the Cantaloupe Articles, at a redemption price payable in cash, by or on behalf of Cantaloupe, in an amount equal to $11.00 per share of preferred stock plus an amount equal to the accrued and unpaid cumulative dividends thereon to the date of the Redemption.
For a summary of and detailed information regarding this proposal, see the information about the Merger Agreement and the Merger throughout this proxy statement, including the information set forth in the sections of this proxy statement titled “The Merger” and “The Merger Agreement”. A copy of the Merger Agreement is attached to this proxy statement as Annex A. You are urged to read the Merger Agreement carefully in its entirety.
We cannot complete the Merger without, assuming a quorum is present at the Special Meeting, the affirmative vote of a majority of the votes cast by all holders of the issued and outstanding shares of common stock and preferred stock (voting on an as-converted basis) entitled to vote thereon, voting together as a single class. Each share of common stock outstanding as of the record date will be entitled to one vote on each matter submitted to our shareholders for approval at the Special Meeting. Each share of preferred stock outstanding as of the record date will be entitled to vote on an as-converted basis, with each share of preferred stock outstanding as of the record date entitling the holder thereof to 0.1988 of a vote on each matter submitted to our shareholders for approval at the Special Meeting (with any fractional vote determined on an aggregate conversion basis being rounded to the nearest whole number).
If you sign, date and return your proxy card (or submit your proxy by telephone or the Internet) without indicating how you wish to vote on a proposal, your proxy will be voted in accordance with our Board’s recommendation.
The Board unanimously recommends that shareholders vote “FOR” the Merger Proposal.
Set forth below is a detailed description of the Merger and the Merger Agreement.

THE MERGER
This discussion of the Merger is qualified in its entirety by reference to the Merger Agreement, which is attached to this proxy statement as Annex A and incorporated into this proxy statement by reference. You should read the entire Merger Agreement carefully as it is the legal document that governs the Merger.
Parties to the Merger
Cantaloupe, Inc.
Cantaloupe, Inc. is a global technology leader powering self-service commerce. With over a million active locations, processing more than a billion transactions every year, Cantaloupe is enabling businesses of all sizes to provide self-service experiences for consumers. Cantaloupe’s vertically integrated solutions fuel growth by offering micro-payments processing, enterprise cloud software and IoT technology, as well as kiosk and POS innovations. Cantaloupe’s end-to-end platform increases consumer engagement and sales revenue through digital payments, consumer promotions and loyalty programs, while providing business owners increased profitability by leveraging software to drive efficiencies across an entire operation.
Cantaloupe is organized under the laws of the Commonwealth of Pennsylvania. The address and telephone number of its executive offices are 101 Lindenwood Drive, Suite 405, Malvern, Pennsylvania 19355, and (610) 989-0340.
Additional information about Cantaloupe is contained in its public filings, certain of which we incorporate by reference herein. See the section of this proxy statement titled “Where Shareholders Can Find More Information”.
Cantaloupe’s common stock is listed on the Nasdaq under the symbol “CTLP”.
365 Retail Markets, LLC
365 is a leading innovator in unattended retail technology. Founded in 2008, 365 provides a full suite of best-in-class unattended technologies for food service operators including end-to-end integrated SaaS software, payment processing and POS hardware. Today, 365’s technology solutions autonomously power food retail spaces at corporate offices, manufacturing and distribution facilities, hospitality settings, senior living facilities, universities and more, in order to provide compelling foodservice options for consumers. 365’s technology solutions include a growing suite of frictionless smart stores, micro markets, vending, catering, and dining POS options to meet the expanding needs of its customers. 365 continuously pioneers innovation in the industry with superior technology, strategic partnerships and ultimate flexibility in customization and branding.
365 is organized under the laws of the State of Delaware. 365’s principal executive offices are located at 1743 Maplelawn Drive, Troy, Michigan 48084 and its telephone number is (888) 365-7382.
Catalyst Holdco I, Inc.
Holdco is a wholly owned subsidiary of 365, that was formed on June 12, 2025 for the sole purpose of entering into the Merger Agreement and completing the transactions contemplated by the Merger Agreement, including the Merger.
Holdco is organized under the laws of the state of Delaware. Holdco’s principal executive offices are located at 1743 Maplelawn Drive, Troy, Michigan 48084 and its telephone number is (888) 365-7382.
Catalyst Holdco II, Inc.
Holdco II is a wholly owned subsidiary of Holdco, that was formed on June 12, 2025 for the sole purpose of entering into the Merger Agreement and completing the transactions contemplated by the Merger Agreement, including the Merger.
Holdco II is organized under the laws of the state of Delaware. Holdco II’s principal executive offices are located at 1743 Maplelawn Drive, Troy, Michigan 48084 and its telephone number is (888) 365-7382.
Catalyst MergerSub Inc.
Merger Subsidiary is a wholly owned subsidiary of Holdco II, that was formed on June 12, 2025 for the sole purpose of entering into the Merger Agreement and completing the transactions contemplated by the Merger Agreement, including the Merger. Upon the terms and subject to the conditions of the Merger Agreement, Merger Subsidiary will be merged with and into Cantaloupe, with Cantaloupe surviving the Merger as a wholly owned subsidiary of Holdco II.

Merger Subsidiary is organized under the laws of the state of Delaware. Merger Subsidiary’s principal executive offices are located at 1743 Maplelawn Drive, Troy, Michigan 48084 and its telephone number is (888) 365-7382.
Effects of the Merger
Treatment of Common Stock
As a result of the Merger, at the effective time of the Merger, each share of our common stock issued and outstanding immediately prior to the effective time of the Merger, but excluding the shares described in the following paragraph and the rollover shares (if any), will be converted into the right to receive $11.20 in cash, without interest and less any applicable withholding taxes.
At the effective time of the Merger, each share of Cantaloupe stock owned by Cantaloupe or any subsidiary of Cantaloupe as treasury stock (including all shares of preferred stock redeemed by Cantaloupe in accordance with the Merger Agreement) or owned by 365, Holdco, Holdco II or Merger Subsidiary, or by any other subsidiary of 365, immediately prior to the effective time of the Merger, will be canceled without payment.
Each rollover share (if any) will not be entitled to receive the merger consideration and will, (i) immediately prior to the effective time of the Merger, be subject to the treatment specified under the rollover agreement applicable to such rollover shares and (ii) at the effective time of the Merger, be canceled and retired and will cease to exist, and no consideration will be delivered in exchange for such cancellation and retirement. As of the date of this proxy statement, Douglas G. Bergeron, Chairman of the Board, has had preliminary discussions with representatives of 365 regarding a potential rollover arrangement with respect to shares of Cantaloupe’s common stock held by Mr. Bergeron, but, as of the date of this proxy statement, there is no understanding as to the amount of shares of Cantaloupe’s common stock that would be subject to such rollover arrangement, and no definitive agreement has been entered into between Mr. Bergeron and 365 or its affiliates regarding such potential rollover. Other than as described above, none of 365, Holdco, Holdco II, Merger Subsidiary or any of their respective affiliates has entered into any agreements, arrangements or understandings with respect to rollover shares.
At or prior to the effective time of the Merger, 365 must deposit, or cause to be deposited, with the Paying Agent, for the benefit of the holders of common stock, the Payment Fund.
Directors and Officers; Certificate of Incorporation; Bylaws
The Cantaloupe Articles and the Cantaloupe Bylaws as in effect immediately prior to the effective time of the Merger will be the articles of incorporation and bylaws of the surviving corporation until thereafter amended as provided therein or in accordance with applicable law.
At the effective time of the Merger, the initial directors of Merger Subsidiary as of immediately prior to the effective time of the Merger will be the directors of the surviving corporation, each to hold office in accordance with the articles of incorporation and bylaws of the surviving corporation until their respective successors are duly elected or appointed and qualified.
At the effective time of the Merger, the initial officers of Merger Subsidiary as of immediately prior to the effective time of the Merger will be the officers of the surviving corporation, each to hold office in accordance with the articles of incorporation and bylaws of the surviving corporation until their respective successors are duly appointed.
Effects on Cantaloupe if the Merger is not Completed
If the Merger Agreement is not approved and adopted by our shareholders at the Special Meeting or if the Merger is not completed for any other reason, our shareholders will not receive the merger consideration or any payment for their shares of Cantaloupe stock in connection with the Merger. Instead, Cantaloupe will remain an independent public company and our common stock will continue to be listed and traded on the Nasdaq. In certain circumstances, we may be required to pay a termination fee in connection with a termination of the Merger Agreement. For more information about the circumstances in which Cantaloupe must pay 365 such termination fee, see the section of this proxy statement titled “The Merger Agreement—Termination Fee; Effect of Termination”. Additionally, if the Merger is not completed, Cantaloupe does not expect to redeem any shares of preferred stock.
Background of the Merger
Cantaloupe’s Board and executive management team regularly review Cantaloupe’s independent strategic plans, and consider various strategic alternatives potentially available to Cantaloupe, all with the goal of enhancing value for Cantaloupe and its shareholders. These reviews have included consideration, from time to time, of potential partnerships, collaborations and other strategic transactions to enhance shareholder value, including potential sale transactions, consistent with shareholder requests over time. Cantaloupe’s executive management and the Board also engage in discussions from time to time with various industry participants, including strategic parties and financial sponsors, as well as financing sources, market participants and investment banking firms, regarding Cantaloupe’s business, strategy and growth opportunities, including opportunities for collaboration, potential business combinations, divestitures, acquisitions and financing transactions, and Cantaloupe’s executive management regularly updates the Board regarding the occurrence of such discussions.
As part of these discussions, Ravi Venkatesan, Cantaloupe’s Chief Executive Officer, has engaged in ordinary course conversations from time to time with various industry participants, including strategic parties and financial sponsors. Such conversations included separate meetings with representatives of two financial acquirors (which we refer to as “Party A” and “Party B”) and a strategic acquiror (which we refer to as “Party C”), at which meetings Mr. Venkatesan and such representatives discussed Cantaloupe and Cantaloupe’s industry generally. No terms of a potential transaction were discussed.
On December 4, 2024, representatives of a financial acquiror (which we refer to as “Party D”) contacted Mr. Venkatesan via email to request a telephonic meeting. Mr. Venkatesan and representatives of Party D met telephonically on December 10, 2024 and discussed Cantaloupe and Cantaloupe’s industry generally. No terms of a potential transaction were discussed.
On January 15, 2025, Mr. Venkatesan and representatives of Party D met in person and discussed Cantaloupe and Cantaloupe’s industry generally. No terms of a potential transaction were discussed.
On January 21, 2025, Party D sent Mr. Venkatesan a letter containing a preliminary non-binding proposal to acquire 100% of Cantaloupe’s common stock for $10.00 per share in cash (which we refer to as the “January 21 Party D Proposal”), which proposal represented a 22.7% premium to the closing price for shares of common stock of $8.15 on January 17, 2025, the last trading day prior to the January 21 Party D Proposal. The offer letter stated that the January 21 Party D Proposal was subject to a number of contingencies, including completing due diligence. Mr. Venkatesan promptly informed the Board of the January 21 Party D Proposal.
On January 24, 2025, the Board held a regularly scheduled meeting with members of Cantaloupe’s management present. At the meeting, the Board discussed, among other topics, the January 21 Party D Proposal. Mr. Venkatesan described to the Board his conversations with representatives of Party D prior to and following receipt of the January 21 Party D Proposal. Mr. Venkatesan also described to the Board the conversations he had with representatives of Party A, Party B and Party C. Mr. Venkatesan also reviewed with the Board Cantaloupe’s strategic framework, including its long-term strategy, financial performance expectations, operational priorities, market trends and key risks. During the same meeting, the Board discussed whether to engage a financial advisor to assist Cantaloupe’s management and the Board in evaluating Party D’s proposal, determining whether to explore a potential transaction and identifying other parties that might have interest in a potential transaction involving Cantaloupe should the Board determine that exploring a potential transaction was in the best interests of Cantaloupe.
Following discussion, the Board authorized Cantaloupe’s management to contact and, subject to review of information with respect to any potential conflicts of interest that J.P. Morgan may have with respect to a potential sale transaction, engage J.P. Morgan as Cantaloupe’s financial advisor. The Board based this determination on J.P. Morgan’s familiarity with Cantaloupe, J.P. Morgan’s extensive experience advising companies in the payments and financial services industries and J.P. Morgan’s significant experience providing strategic and financial advisory services. The Board also discussed certain strategic considerations in connection with a potential sale transaction, including the process and timing of a potential transaction and the parties that could have interest in acquiring Cantaloupe. After discussion, the Board authorized Cantaloupe’s management, with the assistance of J.P. Morgan, to conduct exploratory outreach to solicit interest from potential acquirors identified by J.P. Morgan and Cantaloupe’s management who could be interested in a transaction to acquire Cantaloupe.
On January 28, 2025, members of Cantaloupe’s management, including Mr. Venkatesan, met with representatives of J.P. Morgan to discuss, among other topics, the January 21 Party D Proposal and certain strategic considerations in connection with a potential sale transaction, as well as an overview of other potential acquirors of Cantaloupe. Following discussion, Cantaloupe’s management directed J.P. Morgan to inform Party D that J.P. Morgan would be acting as Cantaloupe’s financial advisor to evaluate the January 21 Party D Proposal. Cantaloupe’s management also reviewed with representatives of J.P. Morgan a number of potential strategic and financial acquirors that could be interested in a potential acquisition of Cantaloupe. Cantaloupe’s management discussed various potential acquirors that J.P. Morgan had specifically identified and the reasons such potential acquirors may be interested in acquiring Cantaloupe, as well as additional potential acquirors that were not previously identified that could also be interested in a potential acquisition of Cantaloupe. After discussion, Cantaloupe’s management authorized J.P. Morgan to solicit interest from potential acquirors that had been discussed with Cantaloupe’s management to gauge their interest in a potential transaction with Cantaloupe.
Following the meeting on January 28, 2025 and at the direction of Cantaloupe’s management, representatives of J.P. Morgan discussed a potential transaction with 12 potential acquirors, including Party A, Party B, Party D and seven other potential financial acquirors (two of which we refer to as “Party E” and “Party F”) and Party C and one other potential strategic acquiror, to gauge their interest in a potential transaction with Cantaloupe.
On February 6, 2025, after the conclusion of trading hours, Cantaloupe reported the results of its fiscal quarter ended December 31, 2024. The closing price for shares of common stock on February 7, 2025, the first trading day following Cantaloupe’s earnings release, was $9.84, which represented a 13.5% increase to the closing price for shares of common stock of $8.67 on February 6, 2025.
On February 11, 2025, Party A verbally indicated to representatives of J.P. Morgan a preliminary non-binding proposal to acquire 100% of Cantaloupe’s common stock for between $10.00 and $10.50 per share in cash (which we refer to as the “February 11 Party A Proposal”), which proposal, at $10.00 per share of common stock, represented a 0.7% premium to the closing price for shares of common stock of $9.93 on February 10, 2025, the last trading day prior to the February 11 Party A Proposal. Party A did not subsequently provide a written offer to the Board.
On February 22, 2025, a financial acquiror (which we refer to as “Party G”) sent Mr. Venkatesan a letter containing a preliminary non-binding proposal to acquire 100% of Cantaloupe’s common stock for $11.50 per share in cash (which we refer to as the “February 22 Party G Proposal”), which proposal represented a 9.0% premium to the closing price for shares of common stock of $10.55 on February 21, 2025, the last trading day prior to the February 22 Party G Proposal. The offer letter stated that the February 22 Party G Proposal was subject to a number of contingencies, including completing due diligence, and stated that the proposal assumed that key members of Cantaloupe’s management would remain in place after the consummation of the potential transaction.
On February 23, 2025, J.P. Morgan provided a relationship disclosure letter to the Board, which provided disclosures regarding J.P. Morgan and its affiliates’ commercial relationships with each of Cantaloupe, Party D and Hudson. On the same day, following review of J.P. Morgan’s relationship disclosure letter, Cantaloupe formally engaged J.P. Morgan as its financial advisor pursuant to an engagement letter dated as of February 23, 2025 reflecting this engagement.
On February 25, 2025, Reuters published an article stating that Cantaloupe was exploring strategic options, including a potential sale or a go-private transaction, and that it was working with investment bankers at J.P. Morgan in connection with such process. The closing price for shares of common stock on February 25, 2025 was $10.68, while the closing price for shares of common stock on February 24, 2025, the last trading day prior to the Reuters article, was $10.35 per share.
After the publication of the Reuters article, 12 additional potential acquirors contacted Cantaloupe’s management or representatives of J.P. Morgan to express interest in a potential acquisition of Cantaloupe, including 365 and 11 potential financial acquirors (one of which we refer to as “Party H”).
On March 2, 2025, the Board held a meeting with members of Cantaloupe’s management present. At the meeting, the Board discussed the process regarding a potential acquisition of Cantaloupe that was conducted to date, the feedback from potential acquirors, and the January 21 Party D Proposal, the February 11 Party A Proposal and the February 22 Party G Proposal. Also at the meeting, in order to facilitate the Board providing guidance to Cantaloupe’s management during the negotiations of the potential sale transaction, the Board formed a transaction committee (which we refer to as the “Transaction Committee”), consisting of Douglas Bergeron, Jacob Lamm, Michael Passilla, Mr. Venkatesan and Shannon Warren. The Board appointed these directors to the Transaction Committee based on their experience with respect to strategic transactions and their availability. The Board did not delegate any decision-making authority to the Transaction Committee. The Transaction Committee scheduled a meeting for the next day and invited J.P. Morgan to such meeting.
On March 3, 2025, the Transaction Committee held a meeting with members of Cantaloupe’s management and representatives of J.P. Morgan present. Representatives of J.P. Morgan reviewed the process regarding a potential acquisition of Cantaloupe that was conducted to date, the feedback from potential acquirors and their preliminary views of each of the January 21 Party D Proposal, the February 11 Party A Proposal and the February 22 Party G Proposal. At the meeting, members of Cantaloupe’s management presented financial projections to the Transaction Committee. Representatives of J.P. Morgan discussed with the Transaction Committee J.P. Morgan’s preliminary financial perspective on Cantaloupe on a stand-alone basis. Representatives of J.P. Morgan also discussed with the Transaction Committee the recent stock price performance of Cantaloupe and other companies in the payments and financial services industries, premiums paid by acquirors in transactions involving U.S. publicly traded targets and potential next steps if Cantaloupe were to further evaluate the proposals. In addition, at the request of the Board, J.P. Morgan provided to the Board an additional relationship disclosure letter, which provided disclosures regarding J.P. Morgan and its affiliates’ commercial relationships with Party G.
Following discussion, the Transaction Committee directed Cantaloupe’s management, with the assistance of J.P. Morgan, to provide Party A, Party C, Party D and Party G with limited high-level information in order to enable these potential acquirors to continue their respective diligence processes. The Transaction Committee also directed Cantaloupe’s management, with the assistance of J.P. Morgan, to evaluate the potential acquirors that had contacted members of Cantaloupe’s management or representatives of J.P. Morgan following the publication of the Reuters article, and also to continue to solicit interest from additional potential financial and strategic acquirors to gauge their interest in a potential transaction with Cantaloupe.
Following the meeting on March 3, 2025, J.P. Morgan, at the direction of Cantaloupe’s management, contacted seven additional potential acquirors, including two potential financial acquirors and five potential strategic acquirors, to gauge their interest in a potential transaction with Cantaloupe.
By April 10, 2025, Cantaloupe had entered into confidentiality agreements with 11 potential acquirors, including 365, Party A, Party C, Party D, Party E, Party F, Party G, Party H and one other financial acquiror (which we refer to as “Party I”). None of these confidentiality agreements included “standstill” restrictions that would prevent a party from submitting an acquisition proposal following the execution of the Merger Agreement.
On March 12, 2025, Party E sent the Board a letter containing a preliminary non-binding proposal to acquire 100% of Cantaloupe’s common stock for between $9.00 and $10.00 per share in cash (which we refer to as the “March 12 Party E Proposal”), which proposal, at $9.00 per share of common stock, represented a 11.1% premium to the closing price for shares of common stock of $8.10 on March 11, 2025, the last trading day prior to the March 12 Party E Proposal. The offer letter stated that the March 12 Party E Proposal was subject to a number of contingencies, including completing due diligence.
On March 17, 2025, Party F sent the Board a letter containing a preliminary non-binding proposal to acquire 100% of Cantaloupe’s common stock for $10.00 per share in cash (which we refer to as the “March 17 Party F Proposal”), which proposal represented a 29.7% premium to the closing price for shares of common stock of $7.71 on March 14, 2025, the last trading day prior to the March 17 Party F Proposal. The offer letter stated that the March 17 Party F Proposal was subject to a number of contingencies, including completing due diligence.
On March 24, 2025, the Transaction Committee held a meeting with members of Cantaloupe’s management and representatives of J.P. Morgan present to discuss, among other topics, the January 21 Party D Proposal, the February 11 Party A Proposal, the February 22 Party G Proposal, the March 12 Party E Proposal and the March 17 Party F Proposal. Representatives of J.P. Morgan updated the Transaction Committee on the offers received from potential acquirors and the transaction process to date, as well as the diligence topics on which potential acquirors had been focused. Following discussion, the Transaction Committee directed J.P. Morgan to solicit from Party A, Party D, Party E, Party F and Party G updated offers, to be submitted by April 18, 2025 following additional diligence by such potential acquirors of Cantaloupe, and to continue to solicit interest from additional potential financial and strategic acquirors.
On March 29, 2025, 365 sent the Board a letter containing a preliminary non-binding proposal to acquire 100% of Cantaloupe’s common stock for $10.50 per share in cash (which we refer to as the “March 29 365 Proposal”), which proposal represented a 38.7% premium to the closing price for shares of common stock of $7.57 on March 28, 2025, the last trading day prior to the March 29 365 Proposal. The offer letter stated that the March 29 365 Proposal was subject to a number of contingencies, including completing due diligence.
On March 31, 2025, the Transaction Committee held a meeting with members of Cantaloupe’s management and representatives of J.P. Morgan present. Representatives of J.P. Morgan updated the Transaction Committee on the

March 29 365 Proposal and the transaction process to date. Following discussion, the Transaction Committee directed J.P. Morgan to solicit from 365 an updated offer, to be submitted by April 18, 2025 following additional diligence by 365, and to continue to solicit interest from additional potential financial and strategic acquirors.
On April 6, 2025, Party H sent the Board a letter containing a preliminary non-binding proposal to acquire 100% of Cantaloupe’s common stock for $11.00 per share in cash (which we refer to as the “April 6 Party H Proposal”), which proposal represented a 47.3% premium to the closing price for shares of common stock of $7.47 on April 4, 2025, the last trading day prior to the April 6 Party H Proposal. The offer letter stated that the April 6 Party H Proposal was subject to a number of contingencies, including completing due diligence.
On April 7, 2025, Party D sent the Board a letter containing a revised preliminary non-binding proposal to acquire 100% of Cantaloupe’s common stock for $10.00 per share in cash (which we refer to as the “April 7 Party D Proposal”), which proposal represented a 33.9% premium to the closing price for shares of common stock of $7.47 on April 4, 2025, the last trading day prior to the April 7 Party D Proposal. The April 7 Party D Proposal of $10.00 per share was equivalent to the per share price included in the January 21 Party D Proposal. The offer letter stated that the April 7 Party D Proposal was subject to a number of contingencies, including completing due diligence.
On April 15, 2025, Party B and Party I jointly sent the Board a letter containing a preliminary non-binding proposal to acquire 100% of Cantaloupe’s common stock for $10.00 per share in cash (which we refer to as the “April 15 Party B Proposal”), which proposal represented a 30.5% premium to the closing price for shares of common stock of $7.66 on April 14, 2025, the last trading day prior to the April 15 Party B Proposal. The offer letter stated that the April 15 Party B Proposal was subject to a number of contingencies, including completing due diligence. The April 15 Party B Proposal also contemplated that certain, unspecified existing shareholders would roll their equity in Cantaloupe into the post-closing company.
On April 21, 2025, Party C sent the Board a letter containing a preliminary non-binding proposal to acquire 100% of Cantaloupe’s common stock for $10.00 per share, with 80% of the consideration to be cash and 20% to be Party C’s stock (which we refer to as the “April 21 Party C Proposal”), which proposal represented a 32.8% premium to the closing price for shares of common stock of $7.53 on April 17, 2025, the last trading day prior to the April 21 Party C Proposal. The offer letter stated that the April 21 Party C Proposal was subject to a number of contingencies, including completing due diligence.
On April 22, 2025, 365 sent the Board a letter containing a revised preliminary non-binding proposal to acquire 100% of Cantaloupe’s common stock for $10.75 per share in cash (which we refer to as the “April 22 365 Proposal”), which proposal represented a 45.5% premium to the closing price for shares of common stock of $7.39 on April 21, 2025, the last trading day prior to the April 22 365 Proposal. The April 22 365 Proposal of $10.75 per share represented an increase of $0.25 per share relative to the per share price included in the March 29 365 Proposal. The offer letter stated that the April 22 365 Proposal was subject to a number of contingencies, including completing due diligence.
On April 23, 2025, Party F sent the Board a letter containing a revised preliminary non-binding proposal to acquire 100% of Cantaloupe’s common stock for $9.20 per share in cash (which we refer to as the “April 23 Party F Proposal”), which proposal represented a 21.1% premium to the closing price for shares of common stock of $7.60 on April 22, 2025, the last trading day prior to the April 23 Party F Proposal. The April 23 Party F Proposal of $9.20 per share represented a decrease of $0.80 per share relative to the per share price included in the March 17 Party F Proposal. The offer letter stated that the April 23 Party F Proposal was subject to a number of contingencies, including completing due diligence.
On April 24, 2025, the Transaction Committee held a meeting with members of Cantaloupe’s management and representatives of J.P. Morgan present to discuss, among other topics, the non-binding proposals received from 365, Party C, Party D, Party E, Party F, Party G, Party H and Party B and Party I. Mr. Venkatesan and other members of Cantaloupe’s management described to the Transaction Committee their interactions with representatives of the potential acquirors and the diligence processes to date. Representatives of J.P. Morgan provided the Transaction Committee with an update on the M&A market in North America, the deal process and the non-binding proposals received from potential acquirors of Cantaloupe, and also discussed with the Transaction Committee J.P. Morgan’s preliminary financial perspective on Cantaloupe on a stand-alone basis. Representatives of J.P. Morgan recommended to the Transaction Committee that a limited number of potential acquirors be permitted to conduct full due diligence, including being granted access to additional information in a virtual data room, in order to advance their respective diligence processes and potentially increase their respective offer prices. Also at the meeting, Cantaloupe’s management and representatives of J.P. Morgan discussed with the Transaction Committee the possible interest that other third parties may have in evaluating a potential transaction with Cantaloupe. Following discussion, the Transaction Committee determined that the outreach to potential acquirors already conducted by Cantaloupe’s management and representatives of J.P. Morgan, in addition to the Reuters report in February 2025 indicating that Cantaloupe was exploring strategic options, meant that it was unlikely another third party would be willing to pay more than the potential acquirors that had already submitted non-binding proposals. The Transaction Committee then discussed which potential acquirors would be granted full diligence access. After discussion with representatives of J.P. Morgan and Cantaloupe’s management, the Transaction Committee determined to recommend to the Board that 365, Party C, Party D and Party H be granted full diligence access, based on the previously submitted non-binding proposals and the Transaction Committee’s belief that these potential acquirors had the financial capacity to increase the price of their respective offers, as well as the transaction experience and sophistication to successfully complete a potential strategic transaction with Cantaloupe. The Transaction Committee also decided to invite King & Spalding LLP (which we refer to as “King & Spalding”), outside counsel to Cantaloupe, to the Board meeting to be held on May 1, 2025.
On May 1, 2025, the Board held a meeting with members of Cantaloupe’s management and representatives of King & Spalding and J.P. Morgan present. At the meeting, representatives of King & Spalding discussed with the members of the Board their fiduciary duties, both in general and in the context of various types of strategic transactions, as well as how the Board might evaluate a potential transaction with the potential acquirors of Cantaloupe. Also at the meeting, members of Cantaloupe’s management reviewed the financial projections (as described below in the section of this proxy statement titled “The Merger—Management Projections”) with the Board that had been presented at the Transaction Committee’s March 3, 2025 meeting. Representatives of J.P. Morgan also provided the Board with an update on the M&A market in North America, the deal process and the non-binding proposals received from potential acquirors of Cantaloupe, and also discussed with the Board J.P. Morgan’s preliminary financial perspective on Cantaloupe on a stand-alone basis. Also at the meeting, members of Cantaloupe’s management and representatives of J.P. Morgan described the potential sale transaction process to date, including an overview of the non-binding proposals received from 365, Party A, Party D, Party E, Party F, Party G and Party H, and described to the Board that the Transaction Committee had recommended providing full diligence access to 365, Party C, Party D and Party H and to continue discussions regarding a potential strategic transaction with these four potential acquirors of Cantaloupe. The Board discussed the Transaction Committee’s recommendations with members of the Transaction Committee and representatives of J.P. Morgan, including discussion of the possible interest that other third parties may have in evaluating a potential transaction with Cantaloupe. Following discussion, the Board agreed with the Transaction Committee’s determination that the outreach to potential acquirors already conducted by Cantaloupe’s management and representatives of J.P. Morgan, in addition to the Reuters report in February 2025 indicating that Cantaloupe was exploring strategic options, meant that it was unlikely another third party would be willing to pay more than the potential acquirors that had already submitted non-binding proposals. Following discussion, including the Board’s weighing of the prospects of achieving long-term value for Cantaloupe’s shareholders through execution of Cantaloupe’s strategic business plan against the value to shareholders that could be realized through a potential sale transaction at a significant premium to the recent and historical market prices of Cantaloupe’s common stock and certain other factors more fully described below under the heading “The Merger—Recommendation of the Board and Reasons for the Merger”, the Board determined that it would be in the best interests of Cantaloupe to further explore a potential sale transaction. The Board then directed Cantaloupe’s management, with the assistance of J.P. Morgan, to provide full diligence access to 365, Party C, Party D and Party H and to continue discussions regarding a potential strategic transaction with these four potential acquirors of Cantaloupe.
During the weeks following the May 1, 2025 Board meeting, members of Cantaloupe’s management, with the assistance of J.P. Morgan, provided additional diligence information to 365, Party C, Party D and Party H.
On May 12, 2025, representatives of Party H informed representatives of J.P. Morgan that Party H would no longer be participating in the process to potentially acquire Cantaloupe.
As part of the diligence process, members of Cantaloupe’s management, including Mr. Venkatesan and Scott Stewart, Cantaloupe’s Chief Financial Officer, held full-day meetings with representatives of 365 and Providence Equity Partners L.L.C. (which we refer to as “Providence”) on May 14, 2025, with representatives of Party D on May 21, 2025 and with representatives of Party C on May 22, 2025, in each case to provide additional information on

Cantaloupe and to answer questions from the representatives of the potential acquirors of Cantaloupe. Members of Cantaloupe’s management also met with representatives of 365’s outside counsel, Weil, Gotshal & Manges LLP (which we refer to as “Weil”), Party C’s outside counsel and Party D’s outside counsel to discuss certain legal due diligence matters.
On May 15, 2025, the Transaction Committee held a meeting with members of Cantaloupe’s management and representatives of King & Spalding and J.P. Morgan present to discuss, among other topics, the status of the respective diligence processes of 365, Party C and Party D, the timeline for the transaction process and the merger agreement that was to be provided to potential acquirors of Cantaloupe. Mr. Venkatesan described to the Transaction Committee the meeting between members of Cantaloupe’s management and representatives of 365 and Providence. Representatives of King & Spalding then reviewed the key terms of the draft of the merger agreement that would be distributed to potential acquirors of Cantaloupe, including a termination fee of 2.5% of Cantaloupe’s equity value payable by Cantaloupe in certain circumstances if Cantaloupe were to terminate the merger agreement to accept a “superior proposal” from a third party (which we refer to as a “company termination fee”). After discussion, the Transaction Committee directed representatives of J.P. Morgan to provide the draft of the merger agreement to 365, Party C and Party D. Members of the Transaction Committee and representatives of J.P. Morgan discussed when to ask 365, Party C and Party D for their “best and final” offers to acquire Cantaloupe. After discussion, the Transaction Committee decided to wait until the following week before determining the deadline for “best and final” offers, in order to permit the potential acquirors to further progress their respective diligence efforts.
On May 23, 2025, Party B and Party I jointly sent the Board a letter containing a revised preliminary non-binding proposal to acquire 100% of Cantaloupe’s common stock for $10.50 per share in cash (which we refer to as the “May 23 Party B Proposal”), which proposal represented a 19.5% premium to the closing price for shares of common stock of $8.79 on May 22, 2025, the last trading day prior to the May 23 Party B Proposal. The May 23 Party B Proposal of $10.50 per share represented an increase of $0.50 per share relative to the per share price included in the April 15 Party B Proposal.
On May 27, 2025, after consultation with and at the direction of Cantaloupe’s management, representatives of J.P. Morgan contacted representatives of 365, Party C, Party D and Party B and Party I to solicit “best and final” offers, which representatives of J.P. Morgan indicated should be submitted by 12:00 p.m., Eastern time, on June 10, 2025. Concurrently with requesting the “best and final” offers and at the direction of Cantaloupe’s management, representatives of J.P. Morgan also sent to representatives of 365, Party C, Party D and Party B and Party I the initial draft of the merger agreement. The initial draft of the merger agreement included, among other things, consideration payable to Cantaloupe’s shareholders in the form of cash and a company termination fee of 2.5% of equity value. At the direction of Cantaloupe’s management, representatives of J.P. Morgan instructed the potential acquirors of Cantaloupe to submit an issues list in respect of the merger agreement by 12:00 p.m., Eastern time, on June 3, 2025 and further instructed each potential acquiror of Cantaloupe that its bid on June 10, 2025 should be accompanied by a revised draft of the merger agreement in a form that such potential acquiror would be willing to execute.
On May 28, 2025, Cantaloupe entered into a confidentiality agreement with Party B, which confidentiality agreement did not include “standstill” restrictions that would prevent such party from submitting an acquisition proposal following the execution of the Merger Agreement. Following execution of the confidentiality agreement, Party B and Party I were permitted to conduct additional diligence.
On June 1, 2025, representatives of Weil sent representatives of King & Spalding an issues list pertaining to the draft merger agreement, which issues list proposed, among other things, a company termination fee of 4.0% of Cantaloupe’s enterprise value and that 365 would require Hudson and the nine directors and officers of Cantaloupe holding the greatest ownership of Cantaloupe’s common stock to enter into voting agreements. The issues list also indicated that 365’s position on the “end date” under the merger agreement was subject to discussion between representatives of King & Spalding and Weil. Representatives of King & Spalding met with representatives of Weil on June 3, 2025 to discuss the issues list.
Later on June 2, 2025, Street Insider published a report online indicating that multiple parties were involved in process to potentially acquire Cantaloupe. The closing price for shares of common stock on May 30, 2025, the last trading day prior to the Street Insider report, was $8.37 per share (which we refer to as the “unaffected stock price”).
On June 3, 2025, representatives of Party D’s outside counsel sent representatives of King & Spalding a revised draft merger agreement and an issues list pertaining to the draft merger agreement. Party D’s revised draft of the merger agreement included, among other things, a company termination fee of 4.0% of Cantaloupe’s equity value. Party D also indicated that Hudson and each member of the Board would be required to enter into voting agreements, and Party D provided a draft voting agreement. Party D also indicated in its issues list that Party D was open to equity rollovers with certain shareholders, which Party D would be willing to discuss at the appropriate times and with the permission of the Board. Representatives of King & Spalding met with representatives of Party D’s outside counsel on June 4, 2025 to discuss Party D’s revised draft merger agreement.
On June 4, 2025, representatives of Party C’s outside counsel sent representatives of King & Spalding an issues list pertaining to the draft merger agreement, which issues list proposed, among other things, that consideration for the merger would be composed of a mix of cash and Party C’s stock and a company termination fee of 4.5% of Cantaloupe’s equity value. Party C also indicated that Hudson and each member of the Board would be required to enter into voting agreements.
On June 5, 2025, representatives of Weil sent representatives of King & Spalding a revised draft merger agreement. As had been discussed between representatives of King & Spalding and Weil on June 3, 2025, 365’s revised draft of the merger agreement included, among other things, a company termination fee of 4.0% of Cantaloupe’s enterprise value and an “end date” in the merger agreement of 12 months, with no contemplated extension.
On June 6, 2025, representatives of King & Spalding separately discussed with representatives of Weil and representatives of Party D’s outside counsel the terms of the merger agreement, including the company termination fee.
On June 7, 2025, representatives of King & Spalding sent revised merger agreements to representatives of Weil and representatives of Party D’s outside counsel. The draft merger agreements included, among other things, a proposed company termination fee of 3.0% of Cantaloupe’s enterprise value (in the case of the draft merger agreement sent to representatives of Weil) and 3.0% of Cantaloupe’s equity value (in the case of the draft merger agreement sent to representatives of Party D’s outside counsel).
On June 9, 2025, representatives of King & Spalding separately discussed with representatives of Weil and representatives of Party D’s outside counsel the terms of the merger agreement, including the company termination fee.
Later on June 9, 2025, representatives of Party D sent representatives of King & Spalding a revised draft of the merger agreement. The draft merger agreement included, among other things, a proposed company termination fee of 4.0% of Cantaloupe’s equity value and contemplated that Party D would provide an equity commitment letter in respect of the entire purchase price for the transaction, and that Party D would not require debt financing.
In the morning of June 10, 2025, 365 delivered a revised proposal to acquire 100% of Cantaloupe’s common stock for $10.75 per share in cash (which we refer to as the “June 10 365 Proposal”), which proposal represented a 28.4% premium to the unaffected stock price. The June 10 365 Proposal of $10.75 per share was equivalent to the per share price included in the April 22 365 Proposal. The offer letter stated that 365 had completed its due diligence and that it desired to move quickly to finalize and sign definitive documentation. The offer letter also stated that once 365 received approval from the Board, 365 intended to discuss the go-forward role and compensation package with each member of Cantaloupe’s senior executive team. 365 also submitted a revised draft of the merger agreement, a draft voting agreement and an executed debt commitment letter. The merger agreement provided by 365 included, among other things, a proposed company termination fee of 3.85% of Cantaloupe’s enterprise value and an “end date” in the merger agreement of 12 months, with no contemplated extension.
Later that day, Party B and Party I jointly delivered a revised preliminary non-binding proposal to acquire 100% of Cantaloupe’s common stock for $10.50 per share in cash (which we refer to as the “June 10 Party B Proposal”), which proposal represented a 25.4% premium to the unaffected stock price. The June 10 Party B Proposal of $10.50 per share was equivalent to the per share price included in the May 23 Party B Proposal. The offer letter submitted by Party B and Party I indicated that such parties were interested in continuing to explore a potential transaction, but did not contain any proposed terms of the transaction other than price, and Party B and Party I did not submit debt or equity commitment letters or a revised draft of the merger agreement.
Later that same day, Party D delivered a revised proposal to acquire 100% of Cantaloupe’s common stock for $10.00 per share in cash (which we refer to as the “June 10 Party D Proposal”), which proposal represented a 19.5% premium to the unaffected stock price. The June 10 Party D Proposal of $10.00 per share was equivalent to the per share price included in the April 7 Party D Proposal. The offer letter stated that Party D had substantially completed its due diligence and that Party D believed it could be in a position to sign definitive documentation within two days. The offer letter also indicated that Party D would consider equity rollovers with certain shareholders and would discuss such rollovers after receiving permission from the Board.
Later that same day, Party C delivered a revised proposal to acquire 100% of Cantaloupe’s common stock for $10.00 per share, with 73% of the consideration to be cash and 27% to be Party C’s stock (which we refer to as the “June 10 Party C Proposal”), which proposal represented a 19.5% premium to the unaffected stock price. The June 10 Party C Proposal of $10.00 per share was equivalent to the per share price included in the April 21 Party C Proposal. The offer letter included a schedule of diligence items required by Party C before Party C would be in a position to execute definitive documentation, and Party C requested that Cantaloupe enter into an exclusivity agreement providing for exclusive negotiations for 15 business days. Party C also submitted a revised draft of the merger agreement and a draft, unexecuted debt commitment letter. The draft merger agreement provided by Party C included, among other things, a proposed company termination fee of 4.5% of Cantaloupe’s equity value.
During the morning of June 11, 2025, the Transaction Committee held a meeting with members of Cantaloupe’s management and representatives of King & Spalding and J.P. Morgan present. Representatives of J.P. Morgan updated the Transaction Committee on the offers received from potential acquirors and the transaction process to date, including that Cantaloupe’s management and representatives of J.P. Morgan had discussed a sale of Cantaloupe with 36 potential acquirors, of which 27 were financial acquirors and nine were strategic acquirors. Cantaloupe’s management and representatives of J.P. Morgan then provided their preliminary view of the offers received from 365, Party C, Party D and Party B and Party I on June 10. Cantaloupe’s management and representatives of J.P. Morgan described to the Transaction Committee that the June 10 365 Proposal and the June 10 Party D Proposal had no material contingencies, while the June 10 Party C Proposal and the June 10 Party B Proposal had material contingencies and would require more time before Party C or Party B and Party I was prepared to sign definitive documentation, including, in the case of Party B and Party I, time required for Party B and Party I to obtain financing for a potential transaction.
Next, representatives of King & Spalding reviewed the draft merger agreements submitted by 365, Party D and Party C with their respective proposals. Representatives of King & Spalding compared the terms of the draft merger agreements submitted by 365, Party C and Party D, including terms related to the financing, remedies of the parties and certain regulatory matters, and how such terms of the merger agreements affected the timing and certainty of closing. Representatives of King & Spalding advised the Transaction Committee that the draft merger agreement with Party D had no material outstanding issues and that representatives of King & Spalding could quickly finalize the terms of the merger agreement with representatives of Party D’s outside counsel. Representatives of King & Spalding then advised the Transaction Committee that the draft merger agreement with 365 had limited material outstanding issues, including the length of the “end date” in the merger agreement after which the merger agreement could be terminated by either party if the transaction had not closed. Representatives of King & Spalding also advised the Transaction Committee that the draft merger agreement with Party C had many outstanding material issues, including related to the fact that Party C was offering, in part, consideration in the form of Party C’s stock.
Following discussion, the Transaction Committee determined that the June 10 365 Proposal and the June 10 Party D Proposal provided Cantaloupe with the most certainty of execution and closing, taking into account each such potential acquiror’s progress in the diligence and negotiation processes to date and timeline to execution of a definitive agreement, as compared to the less certain June 10 Party B Proposal and June 10 Party C Proposal. The Transaction Committee then discussed with Cantaloupe’s management and representatives of J.P. Morgan and King & Spalding the potential for Cantaloupe to obtain increased offers from 365 and Party D. Following such discussion, the Transaction Committee directed J.P. Morgan to seek revised offers from each of 365 and Party D. The Transaction Committee also authorized Cantaloupe’s management to obtain additional information from 365 and Party D regarding the general terms of post-closing employment that those parties would be willing to provide to Cantaloupe’s employees, including Cantaloupe’s executive officers. As part of this authorization, Cantaloupe’s management was instructed by representatives of King & Spalding not to discuss the pricing terms of any revised offer with 365 and Party D. The Transaction Committee also directed representatives of King & Spalding to contact representatives of Weil to seek improved merger agreement terms, including with respect to an extension of the “end date” in the merger agreement.
Following the Transaction Committee meeting on June 11, 2025, representatives of J.P. Morgan contacted representatives of 365 and Party D, instructing each of 365 and Party D to submit a revised offer by the end of the day on June 12, 2025.

Later on June 11, 2025, representatives of King & Spalding sent representatives of Weil a revised draft of the merger agreement, which included, among other things, a company termination fee of $30.0 million (approximately 3.7% of equity value, based on the June 10 365 Proposal) and a longer “end date” in the merger agreement.
Later that same day, Party D delivered a final, revised proposal to acquire 100% of Cantaloupe’s common stock for $10.50 per share in cash (which we refer to as the “June 11 Party D Proposal”), which proposal represented a 25.4% premium to the unaffected stock price. The June 11 Party D Proposal of $10.50 per share represented an increase of $0.50 per share relative to the per share price included in the June 10 Party D Proposal.
On June 12, 2025, 365 delivered a final, revised proposal to acquire 100% of Cantaloupe’s common stock for $11.20 per share in cash (which we refer to as the “June 12 365 Proposal”), which proposal represented a 33.8% premium to the unaffected stock price. The June 12 365 Proposal of $11.20 per share represented an increase of $0.45 per share relative to the per share price included in the June 10 365 Proposal. The June 12 365 Proposal indicated that 365 would permit management and directors of Cantaloupe to roll over any portion of their equity, but that the June 12 365 Proposal was not conditioned upon any level of rollover, and that 365 planned for a majority of Cantaloupe’s senior management to have a meaningful go-forward role with the 365 following the closing of the proposed transaction.
Later on June 12, 2025, representatives of King & Spalding discussed with representatives of Weil the terms of the merger agreement. Representatives of Weil described certain terms of the merger agreement that 365 would be willing to accept, including a company termination fee of $31.5 million (approximately 3.7% of equity value, based on the June 12 365 Proposal). Representatives of King & Spalding and Weil also discussed the length of an extension to the “end date” of the merger agreement. Consistent with the June 12 365 Proposal, representatives of Weil also indicated that 365 would permit management and directors of Cantaloupe to roll over any portion of their equity, but that discussions related to any rollovers would not occur until after execution of a definitive merger agreement.
During the evening on June 12, 2025, the Transaction Committee held a meeting with members of Cantaloupe’s management and representatives of King & Spalding and J.P. Morgan present. At the meeting, representatives of J.P. Morgan provided their preliminary view of the June 11 Party D Proposal and the June 12 365 Proposal. Representatives of J.P. Morgan also described to the Transaction Committee the discussions they had with representatives of 365 and Party D following the Transaction Committee meeting on June 11, 2025, including their view that the revised offers from 365 and Party D represented their respective “best and final” offers. Representatives of King & Spalding then apprised the Transaction Committee of its conversations with representatives of Weil, including 365’s positions on the company termination fee and on the “end date” of the merger agreement. Representatives of King & Spalding informed the Transaction Committee that there were no other material outstanding issues in the merger agreement and that representatives of King & Spalding could quickly finalize the terms of the merger agreement with representatives of Weil. Following discussion, the Transaction Committee directed Cantaloupe’s management, with the assistance of King & Spalding, to finalize the definitive merger agreement with 365 at a price per share of $11.20 and on the contractual terms that had been discussed earlier that day between representatives of King & Spalding and Weil.
Later on June 12, 2025, representatives of Weil sent representatives of King & Spalding a revised draft of the merger agreement that reflected the terms discussed earlier that day, including a company termination fee of $31.5 million (approximately 3.7% of equity value, based on the June 12 365 Proposal), which terms the Transaction Committee had indicated its support for at its meeting earlier that day.
During the afternoon on June 13, 2025, the Board held a meeting with members of Cantaloupe’s management and representatives of King & Spalding and J.P. Morgan present. Prior to the meeting, the Board received certain preliminary materials prepared by representatives of King & Spalding and J.P. Morgan. In addition, J.P. Morgan provided to the Board an updated relationship disclosure letter which provided disclosures regarding J.P. Morgan and its affiliates’ commercial relationships with each of Cantaloupe, 365, Providence, Party D and Hudson. At the meeting, representatives of King & Spalding reviewed with the Board the key terms of the draft merger agreement with 365 and other transaction documents that had been negotiated with representatives of 365. In addition, representatives of King & Spalding reviewed with the Board, including the members of the Compensation Committee of the Board, certain compensation matters related to the merger agreement, including the treatment of Cantaloupe’s equity awards in the transaction. Representatives of J.P. Morgan described to the Board the transaction process that resulted in the June 12 365 Proposal, including that Cantaloupe’s management and representatives of J.P. Morgan had discussed a potential sale of Cantaloupe with 36 potential acquirors, of which 27 were financial acquirors and nine were strategic acquirors. Representatives of J.P. Morgan then reviewed J.P. Morgan’s preliminary views of the merger consideration of $11.20 per share of common stock. Following such discussion, the Board directed Cantaloupe’s management, with the assistance of King & Spalding, to finalize the transaction documents on the contractual terms included in the June 12 365 Proposal and the subsequent discussions between representatives of King & Spalding and Weil, including a price per share of $11.20, and authorized Cantaloupe’s management to discuss certain employee retention, compensation and benefits-related matters with 365.
After the Board meeting on June 13, 2025 and through June 15, 2025, representatives of Cantaloupe, 365, King & Spalding and Weil discussed and finalized the transaction documents. Representatives of Cantaloupe, 365, King & Spalding and Weil also discussed and finalized drafts of the voting agreement with representatives of Hudson’s outside counsel. At the conclusion of these discussions, the parties had agreed on the final form of the merger agreement, which had no material changes from the draft sent by representatives of Weil to representatives of King & Spalding on June 12, 2025, the voting agreement and the other transaction documents.
On June 15, 2025, the Board held a meeting with members of Cantaloupe’s management and representatives of King & Spalding and J.P. Morgan present. Prior to the meeting, the Board received copies of the proposed merger agreement with 365, the form of voting agreement and the other transaction documents, as well as presentation materials prepared by representatives of King & Spalding and J.P. Morgan. Representatives of King & Spalding informed the Board that the material terms of the merger agreement had not changed since the Board meeting on June 13, 2025. In addition, representatives of King & Spalding reviewed with the Board, including the members of the Compensation Committee of the Board, certain compensation matters related to the merger agreement, including certain retention, compensation and benefits-related matters. J.P. Morgan reviewed its financial analyses of the merger consideration provided for in the merger agreement. Following its presentation, J.P. Morgan delivered to the Board its oral opinion, which was subsequently confirmed by delivery of a written opinion, dated June 15, 2025, to the effect that, as of such date, and based upon and subject to the assumptions made, procedures followed, matters considered and limitations on the review undertaken by J.P. Morgan in preparing its opinion, the merger consideration to be paid to the holders (other than the Excluded Shareholders) of common stock in the proposed Merger was fair, from a financial point of view, to such holders, as more fully described below in the section of this proxy statement titled “The Merger—Opinion of Cantaloupe’s Financial Advisor”. Representatives of J.P. Morgan also confirmed that there had been no changes to J.P. Morgan’s relationship disclosures as provided to the Board on June 13, 2025. Following these discussions and the delivery of the presentations, and after careful review and discussion by the Board, including consideration of the factors described below under the heading “The Merger—Recommendation of the Board and Reasons for the Merger” beginning on page 39 of this proxy statement, the Board unanimously determined that the merger agreement and the transactions contemplated thereby, including the Merger, were in the best interests of Cantaloupe and approved, adopted and declared advisable the merger agreement and the transactions contemplated thereby, including the Merger.
Following the Board meeting on June 15, 2025, Cantaloupe and 365 executed and delivered the Merger Agreement and related transaction agreements. 365 also entered into the Voting Agreements with Hudson and each member of the Board contemporaneously with the execution of the Merger Agreement.
On June 16, 2025, before the commencement of trading hours, Cantaloupe and 365 issued a joint press release announcing the Merger.
Recommendation of the Board and Reasons for the Merger
After careful consideration, as described above in the section of this proxy statement titled “The Merger—Background of the Merger”, the Board unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are in the best interests of Cantaloupe, (ii) approved, adopted and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger, (iii) recommended the approval and adoption of the Merger Agreement by Cantaloupe’s shareholders and (iv) directed that the Merger Agreement be submitted to Cantaloupe’s shareholders for their vote to adopt the Merger Agreement at a duly convened meeting of Cantaloupe’s shareholders.
The Board unanimously recommends that you vote: (1) “FOR” the Merger Proposal, (2) “FOR” the Advisory Compensation Proposal and (3) “FOR” the Adjournment Proposal.
In evaluating the Merger Agreement and the transactions contemplated thereby, including the Merger, the Board consulted with Cantaloupe’s executive management team, J.P. Morgan and King & Spalding. In the course of reaching its determination, the Board considered a number of factors and benefits of the Merger, including the following factors weighing in favor of approving the Merger Agreement (not necessarily in order of relative importance):
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Premium to Market Prices. The fact that the $11.20 price to be paid for each share of common stock represents a significant premium to recent and historical market prices of Cantaloupe’s common stock, including a premium of approximately 34% to Cantaloupe’s unaffected stock price on May 30, 2025.

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Cash Consideration; Certainty of Value. The fact that the merger consideration consists solely of cash, providing Cantaloupe’s shareholders with certainty of value and liquidity upon consummation of the Merger and does not expose them to any future risks related to the business or macroeconomic conditions, as compared to Cantaloupe remaining independent.

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Cantaloupe’s Operating and Financial Condition and Prospects. The Board’s consideration of its knowledge and familiarity with Cantaloupe’s business, including its current and historical financial condition and results of operations, competitive position and properties and assets, as well as Cantaloupe’s business strategy and prospects, including certain prospective projections for Cantaloupe prepared by Cantaloupe’s management, as set forth below in the section of this proxy statement titled “The Merger—Management Projections”, which reflect an application of various assumptions of management.

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Prospects of Cantaloupe as an Independent Company. The Board’s evaluation of Cantaloupe’s long-term strategic plan and the related execution risks and uncertainties (including the risk factors set forth in Cantaloupe’s Annual Report on Form 10-K for the year ended June 30, 2024), and its weighing of the prospects of achieving long-term value for its shareholders through execution of Cantaloupe’s strategic business plan against the value to shareholders that could be realized through the Merger at a significant premium to the recent and historical market prices of Cantaloupe’s common stock.

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Review of Strategic Alternatives; Sale Process. The Board’s extended consideration of strategic alternatives, including, among others, remaining an independent company and pursuing Cantaloupe’s strategic plan, and the Board’s belief, after discussions with Cantaloupe’s management and advisors, that the value offered to shareholders in the Merger, combined with their assessment concerning the certainty of closing, was more favorable to the shareholders of Cantaloupe than the potential value that might have resulted from other strategic opportunities reasonably available to Cantaloupe. The Board further considered the fact that the process conducted by the Board and Cantaloupe’s management, with the assistance of J.P. Morgan, involved contacting, or responding to, 36 potential acquirors, entering into confidentiality agreements with and granting due diligence access to 12 potential acquirors, receiving non-binding offers from nine potential acquirors and receiving four final proposals, one of which was from 365. The Board also considered the fact that the media coverage regarding Cantaloupe’s discussions with potentially interested parties in February 2025 and June 2025 did not result in any outreach or proposals from any other potential acquirors. For a detailed discussion of the sale process, please see the section of this proxy statement above titled “The Merger—Background of the Merger”.

•	Likelihood of Completion. The Board’s belief that the Merger is likely to be completed, based on, among other things:
○	the absence of a financing condition;
○	the financial strength of 365 and the fact that it obtained committed debt financing;
○	the fact that the definition of “Material Adverse Effect” has a number of customary exceptions and is generally a very high standard applied by courts;
○	the limited number of conditions to the Merger;
○	the likelihood of obtaining required regulatory approvals for the Merger in the Board’s judgment after discussions with its advisors;
○
the fact that if 365 does not consummate the Merger in breach of its obligations under the Merger Agreement, Cantaloupe would be entitled to specific performance of 365’s obligations under the Merger Agreement, subject to the terms set forth in the Merger Agreement;

○
the terms of the Merger Agreement regarding the obligations of both companies to pursue such approvals and that the End Date under the Merger Agreement would initially be June 15, 2026, subject to a potential automatic three month extension to obtain regulatory approvals under to the terms set forth in the Merger Agreement (described in the section of this proxy statement titled “The Merger Agreement—Termination of the Merger Agreement”); and

○	365’s ability to complete large acquisition transactions.
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Advisors. The fact that Cantaloupe’s legal and financial advisors were involved throughout the process and negotiations and updated the Transaction Committee and the Board directly and regularly, which provided the Transaction Committee and the Board with additional perspectives on the negotiations in addition to those of Cantaloupe’s management.

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Negotiations with 365. The course of discussions and negotiations between Cantaloupe and 365, improvements to the terms of 365’s acquisition proposal in connection with those negotiations, including those ultimately resulting in 365’s final price of $11.20 in cash per share of common stock, and the Board’s belief based on these negotiations that 365’s proposal represented the highest price per share of common stock that 365 was willing to pay and that these were the most favorable terms to Cantaloupe to which 365 was willing to agree. The Board considered the fact that the terms of the Merger were the result of robust arm’s-length negotiations conducted by Cantaloupe, with the knowledge of and at the direction of the Board, with the assistance of experienced financial and legal advisors and in the context of a competitive process. For a detailed discussion of the negotiation process, please see above in the section of this proxy statement titled “The Merger—Background of the Merger”.

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Opinion of J.P. Morgan. The financial analyses presented by J.P. Morgan to the Board and the June 15, 2025 oral opinion delivered by J.P. Morgan to the Board, which was subsequently confirmed by delivery of its written opinion dated June 15, 2025, to the effect that, as of such date, and based upon and subject to the assumptions made, procedures followed, matters considered and limitations on the review undertaken by J.P. Morgan in preparing its opinion, the merger consideration to be paid to the holders (other than the Excluded Shareholders) of common stock in the proposed Merger was fair, from a financial point of view, to such holders, as more fully described below in the section of this proxy statement titled “The Merger—Opinion of Cantaloupe’s Financial Advisor”. The full text of the written opinion of J.P. Morgan, dated June 15, 2025, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the review undertaken by J.P. Morgan in preparing its opinion, is attached as Annex B to this proxy statement and is incorporated herein by reference. The summary of the opinion of J.P. Morgan set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion.

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Ability to Change Recommendation or Accept Superior Proposal. The Board’s ability under the Merger Agreement to withdraw or modify its recommendation in favor of the Merger under certain circumstances, the Board’s ability to furnish, under certain circumstances, confidential information to third parties making an unsolicited proposal and participate in discussions or negotiations with such third parties regarding unsolicited proposals that are made prior to obtaining shareholder approval of the Merger and the Board’s ability to terminate the Merger Agreement in connection with a Superior Proposal in accordance with and pursuant to the terms of the Merger Agreement, subject to payment of a termination fee of $31.5 million, and the Board’s determination that the termination fee is within the customary range of termination fees for transactions of this type and is reasonable and the Board’s belief that the termination fee of $31.5 million would not preclude a Superior Proposal from being made.

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Shareholder Vote. The fact that the Merger Agreement will be subject to approval and adoption of Cantaloupe’s shareholders, which will allow Cantaloupe’s shareholders to decide whether to approve the Merger Proposal. The Board also took into consideration that the members of the Board and Hudson, collectively representing approximately [  ]% of the voting power of the shares of Cantaloupe stock outstanding as of the record date and entitled to vote at the Special Meeting, have entered into Voting Agreements with 365 to vote in favor of the Merger. For more information, see the section of this proxy statement titled “The Merger—Voting Agreements”.

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No Vote of 365 Shareholders. The Board considered the fact that 365 is a limited liability company with a sole member, and therefore the Merger is not subject to the conditionality and execution risk of 365 seeking a shareholder vote to approve and adopt the Merger.

The Board also considered a variety of risks and other potentially negative factors concerning the Merger and the Merger Agreement, including the following risks and factors (not necessarily in order of relative importance):
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No Shareholder Participation in Future Growth or Earning. The nature of the transaction as an all-cash transaction prevents Cantaloupe’s shareholders from being able to participate in any future earnings or growth of Cantaloupe, and Cantaloupe’s shareholders will not benefit from any potential future appreciation in the value of common stock, including any value that could be achieved if Cantaloupe or 365 engages in future strategic or other transactions or as a result of the growth of Cantaloupe’s or 365’s operations.

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Closing Conditions; Effect of Failure to Complete the Merger. While the Board expects that the Merger will be completed, there can be no assurance that the required shareholder approval will be obtained or that all of the other conditions to the completion of the Merger will be satisfied or waived or that the Merger will receive required regulatory approvals, and, as a result, it is possible that factors outside the control of Cantaloupe or 365 could result in the Merger being completed at a later time, or not being completed at all, even if the Merger Proposal is approved by Cantaloupe’s shareholders. The Board also considered potential negative effects if the Merger was not completed, including that:

○	the trading price of common stock could be adversely affected;
○	Cantaloupe would have incurred significant transaction and opportunity costs attempting to complete the Merger, including the loss of potential acquisitions;
○	Cantaloupe could lose business partners and employees after the announcement of the execution of the Merger Agreement;
○	Cantaloupe’s business may be subject to significant disruption;
○	the market’s perceptions of Cantaloupe’s prospects could be adversely affected; and
○
Cantaloupe’s directors, officers and other employees would have expended considerable time and effort to negotiate, implement and complete the Merger, and their time may have been diverted from other important business opportunities and operational matters while working to implement the Merger.

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Flexibility to Operate the Business. The restrictions imposed by the Merger Agreement on the conduct of Cantaloupe’s business prior to the completion of the Merger, which require Cantaloupe to operate the business only in the ordinary course of business and, generally, consistent with past practice, and that subject the operations of the business to other restrictions, which could delay or prevent Cantaloupe from undertaking business opportunities, including the acquisition of businesses and entering into certain material contracts, that may arise prior to the completion of the Merger and that may have an adverse effect on Cantaloupe’s ability to respond to changing market and business conditions in a timely manner or at all.

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Regulatory Matters. The Board considered the regulatory approvals that would be required to consummate the Merger and the prospects for receiving such approvals. The Board considered the fact that (i) the parties would be required to use their respective reasonable best efforts to satisfy the closing conditions relating to certain regulatory matters, including the expiration or termination of the waiting period under the HSR Act, and (ii) 365 would not be required to agree to, among other things, any divestiture or remedy (w) with respect to any asset or business of 365, its affiliates, or any of their subsidiaries or affiliates, (x) with respect to certain of Cantaloupe’s assets and businesses, (y) that would be materially detrimental to the business, assets, or financial condition of Cantaloupe and its subsidiaries, taken as a whole, or (z) that would reasonably be expected to result in a reduction of the annual consolidated revenues of Cantaloupe of more than 12.5% (using the fiscal year ended as of June 30, 2024 in determining (I) the expected reduction of the annual consolidated revenues of Cantaloupe and (II) whether the threshold set forth in this sentence is reasonably expected to be exceeded). For a detailed discussion of regulatory matters, please see the section of this proxy statement below titled “The Merger Agreement—Consents, Approvals and Filings”.

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Restrictions on Soliciting Proposals; Termination Fee. The restrictions in the Merger Agreement on the solicitation of competing proposals and the requirement, under the Merger Agreement, that Cantaloupe pay, if the Merger Agreement is terminated in certain circumstances, a termination fee of $31.5 million, which fee may deter third parties from making a competing offer for Cantaloupe prior to the consummation of the Merger. The Board believes these and other restrictions do not preclude another potential acquiror from submitting a proposal to acquire Cantaloupe, and considered that the Merger Agreement includes exceptions to permit the Board to comply with its fiduciary duties. The Board also recognized that the provisions in the Merger Agreement relating to the termination fee were required by 365 as a condition to entering into the Merger Agreement.

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Financing May Not Be Obtained. The possibility that the Debt Financing contemplated by the Debt Commitment Letter will not be obtained prior to the End Date or the date of expiration or termination of the Lender Parties’ commitments under the Debt Commitment Letter, or obtained at all, resulting in 365 not having sufficient funds to complete the Merger notwithstanding the absence of a financing condition in the Merger Agreement.

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Taxable Merger Consideration. The fact that the receipt of the merger consideration by Cantaloupe’s shareholders will generally be taxable to Cantaloupe’s shareholders for United States federal income tax purposes. The Board believed that this was mitigated by the fact that the entire merger consideration would be cash, providing adequate cash for the payment of any taxes due.

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Potential Future Share Price. The possibility that, although the Merger provides Cantaloupe’s shareholders with the opportunity to realize a premium to the price at which shares of common stock traded prior to the public announcement of the Merger, the price of shares of common stock might have increased in the future to a price greater than $11.20.

•	Litigation Risk. The Board considered the risk of litigation in connection with the execution of the Merger Agreement and the consummation of the Merger.
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Interests of the Board and Management. The fact that Cantaloupe’s directors and executive officers may have interests in the transactions contemplated by the Merger Agreement, as described in the section of this proxy statement titled “The Merger—Interests of Certain Persons in the Merger” below, that are different from, or in addition to, those of Cantaloupe’s shareholders. The Board was aware of these interests and considered them at the time it approved the Merger Agreement and made its recommendation to Cantaloupe’s shareholders.

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Other Risks. The Board considered various other risks associated with the Merger and the business of Cantaloupe, as more fully described in the section of this proxy statement titled “Cautionary Statement Regarding Forward-Looking Information”.

The Board concluded that the uncertainties, risks and potentially negative factors relevant to the Merger were outweighed by the potential benefits of the Merger.
The foregoing discussion of the factors considered by the Board set forth the principal factors considered by the Board but is not intended to be exhaustive. The Board collectively reached the unanimous conclusion to approve the Merger and the Merger Agreement considering all of the various factors described above and other factors that each member of the Board deemed relevant. In view of the wide variety of factors considered by the members of the Board in connection with their evaluation of the Merger and the complexity of these matters, the Board did not consider it practical, and did not attempt, to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. The Board made its decision based on the totality of information presented to and considered by it. In considering the factors discussed above, individual directors may have given different weights to different factors.
This explanation of the reasoning of the Board and certain information presented in this section of this proxy statement is forward-looking in nature and should be read in light of the factors set forth in the section of this proxy statement titled “Cautionary Statement Regarding Forward-Looking Information”.
Opinion of Cantaloupe’s Financial Advisor
Pursuant to an engagement letter, Cantaloupe retained J.P. Morgan as its financial advisor in connection with the proposed Merger.

At the meeting of the Board on June 15, 2025, J.P. Morgan rendered its oral opinion to the Board to the effect that, as of such date, and based upon and subject to the assumptions made, procedures followed, matters considered and limitations on the review undertaken by J.P. Morgan in preparing its opinion, the merger consideration to be paid to the holders (other than the Excluded Shareholders) of common stock in the proposed Merger was fair, from a financial point of view, to such holders. J.P. Morgan confirmed its June 15, 2025 oral opinion by delivering its written opinion, dated June 15, 2025, to the Board that, as of such date, the merger consideration to be paid to the holders (other than the Excluded Shareholders) of common stock in the proposed Merger was fair, from a financial point of view, to such holders.
The full text of the written opinion of J.P. Morgan, dated June 15, 2025, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the review undertaken by J.P. Morgan in preparing its opinion, is attached as Annex B to this proxy statement and is incorporated herein by reference. The summary of the opinion of J.P. Morgan set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion. Cantaloupe’s shareholders are urged to read the opinion in its entirety. J.P. Morgan’s opinion was addressed to the Board (in its capacity as such) in connection with and for the purposes of its evaluation of the proposed Merger, and was limited to the fairness, from a financial point of view, of the consideration to be paid to the holders (other than the Excluded Shareholders) of common stock in the proposed Merger. J.P. Morgan expressed no opinion as to the fairness of any consideration to be paid in connection with the proposed Merger to the holders of any other class of securities, creditors or other constituencies of Cantaloupe or as to the underlying decision by Cantaloupe to engage in the proposed Merger. The issuance of J.P. Morgan’s opinion was approved by a fairness opinion committee of J.P. Morgan. The summary of the opinion of J.P. Morgan set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion. The opinion does not constitute a recommendation to any shareholder of Cantaloupe as to how such shareholder should vote with respect to the proposed Merger or any other matter.
In arriving at its opinion, J.P. Morgan, among other things:
•	reviewed the Merger Agreement;
•	reviewed certain publicly available business and financial information concerning Cantaloupe and the industries in which it operates;
•
compared the proposed financial terms of the proposed Merger with the publicly available financial terms of certain transactions involving companies J.P. Morgan deemed relevant and the consideration paid for such companies;

•
compared the financial and operating performance of Cantaloupe with publicly available information concerning certain other companies J.P. Morgan deemed relevant and reviewed the current and historical market prices of common stock and certain publicly traded securities of such other companies;

•
reviewed certain internal financial analyses and forecasts prepared by the management of Cantaloupe relating to its business, as discussed more fully in the section entitled “The Merger—Management Projections” beginning on page 49 of this proxy statement; and

•	performed such other financial studies and analyses and considered such other information as J.P. Morgan deemed appropriate for the purposes of its opinion.
In addition, J.P. Morgan held discussions with certain members of the management of Cantaloupe with respect to certain aspects of the proposed Merger, and the past and current business operations of Cantaloupe, the financial condition and future prospects and operations of Cantaloupe, and certain other matters J.P. Morgan believed necessary or appropriate to its inquiry.
In giving its opinion, J.P. Morgan relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with J.P. Morgan by Cantaloupe or otherwise reviewed by or for J.P. Morgan. J.P. Morgan did not independently verify any such information or its accuracy or completeness and, pursuant to J.P. Morgan’s engagement letter with Cantaloupe, J.P. Morgan did not assume any obligation to undertake any such independent verification. J.P. Morgan did not conduct and was not provided with any valuation or appraisal of any assets or liabilities, nor did J.P. Morgan evaluate the solvency of Cantaloupe or 365 under any applicable laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to J.P. Morgan or derived therefrom, J.P. Morgan assumed that they were reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by Cantaloupe’s management as to the expected future results of operations and financial condition of Cantaloupe to which such analyses or forecasts relate. J.P. Morgan expressed no view as to such analyses or forecasts or the assumptions on which they were based. J.P. Morgan also assumed that the proposed Merger and the other transactions contemplated by the Merger Agreement will be consummated as described in the Merger Agreement. J.P. Morgan also assumed that the representations and warranties made by Cantaloupe, 365, Holdco, Holdco II and Merger Subsidiary in the Merger Agreement and the related agreements were and will be true and correct in all respects material to its analysis. J.P. Morgan is not a legal, regulatory or tax expert and relied on the assessments made by advisors to Cantaloupe with respect to such issues. J.P. Morgan further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the proposed Merger will be obtained without any adverse effect on Cantaloupe or on the contemplated benefits of the proposed Merger.
The Management Projections (as defined in the section of this proxy statement titled “The Merger—Management Projections”) furnished to J.P. Morgan were prepared by Cantaloupe’s management as discussed more fully in the section of this proxy statement titled “The Merger—Management Projections” beginning on page 49 of this proxy statement. Cantaloupe does not publicly disclose internal management projections of the type provided to J.P. Morgan in connection with J.P. Morgan’s analysis of the proposed Merger, and such projections were not prepared with a view toward public disclosure. The Management Projections were based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of Cantaloupe’s management, including, without limitation, factors related to general economic and competitive conditions, prevailing interest rates, and other factors as set forth in the section of this proxy statement titled “Cautionary Statement Regarding Forward-Looking Information” beginning on page 21 of this proxy statement. Accordingly, actual results could vary significantly from those set forth in the Management Projections. For more information regarding the use of projections and other forward-looking statements, please refer to the section of this proxy statement titled “The Merger—Management Projections” beginning on page 49 of this proxy statement.
J.P. Morgan’s opinion was necessarily based on economic, market and other conditions as in effect on, and the information made available to J.P. Morgan as of, the date of such opinion. J.P. Morgan’s opinion noted that subsequent developments may affect J.P. Morgan’s opinion and that J.P. Morgan does not have any obligation to update, revise or reaffirm such opinion. J.P. Morgan’s opinion is limited to the fairness, from a financial point of view, of the merger consideration to be paid to the holders (other than the Excluded Shareholders) of common stock in the proposed Merger, and J.P. Morgan has expressed no opinion as to the fairness of any consideration paid in connection with the proposed Merger to the holders of any other class of securities, creditors or other constituencies of Cantaloupe or as to the underlying decision by Cantaloupe to engage in the proposed Merger. J.P. Morgan also expressed no opinion with respect to the amount or nature of any consideration or compensation received by the Excluded Shareholders. Furthermore, J.P. Morgan expressed no opinion with respect to the amount or nature of any compensation to any officers, directors or employees of any party to the proposed Merger, or any class of such persons relative to the merger consideration to be paid to the holders of common stock in the proposed Merger or with respect to the fairness of any such compensation.
The terms of the Merger Agreement, including the merger consideration, were determined through arm’s length negotiations between Cantaloupe, Providence and 365, and the decision to enter into the Merger Agreement was solely that of the Board. J.P. Morgan’s opinion and financial analyses were only one of the many factors considered by the Board in its evaluation of the proposed Merger and should not be viewed as determinative of the views of the Board or Cantaloupe’s management with respect to the proposed Merger or the merger consideration.
In accordance with customary investment banking practice, J.P. Morgan employed generally accepted valuation methodologies in rendering its opinion to the Board on June 15, 2025 and in the financial analyses presented to the Board on such date in connection with the rendering of such opinion. The following is a summary of the material financial analyses utilized by J.P. Morgan in connection with rendering its opinion to the Board and does not purport to be a complete description of the analyses or data presented by J.P. Morgan. Some of the summaries of the financial analyses include information presented in tabular format. The tables are not intended to stand alone, and in order to more fully understand the financial analyses used by J.P. Morgan, the tables must be read together with the full text of each summary. Considering the data set forth below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of J.P. Morgan’s analyses.

Public Trading Multiples. Using publicly available information, J.P. Morgan compared selected financial data of Cantaloupe with similar data for selected publicly traded companies engaged in businesses that J.P. Morgan judged to be sufficiently analogous to Cantaloupe (or aspects thereof). The companies selected by J.P. Morgan were as follows:
•	ACI Worldwide, Inc.
•	Block, Inc.
•	EverCommerce Inc.
•	Flywire Corporation
•	i3 Verticals, Inc.
•	Lightspeed Commerce Inc.
•	Nayax Ltd.
•	PAR Technology Corporation
•	Paymentus Holdings, Inc.
•	Repay Holdings Corporation
•	Shift4 Payments, Inc.
•	Toast, Inc.
These companies were selected by J.P. Morgan, among other reasons, because they are publicly traded companies with operations and businesses that, for purposes of J.P. Morgan’s analysis, J.P. Morgan considered to be similar to those of Cantaloupe. However, certain of these companies may have characteristics that are materially different from those of Cantaloupe. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the selected companies differently than they would affect Cantaloupe.
Using publicly available information, J.P. Morgan calculated, for each selected company, (i) the multiple of the firm value (calculated as fully diluted equity value, plus net debt, preferred equity and non-controlling interests and less unconsolidated investments, as applicable) (which we refer to as the “FV”) to the analyst consensus estimates of calendar year 2025 adjusted EBITDA for the applicable company (which we refer to as the “FV/2025E Adj. EBITDA Multiple”), (ii) the multiple of the FV to the analyst consensus estimates of calendar year 2026 adjusted EBITDA (which we refer to as the “2026E Adj. EBITDA”) for the applicable company (which we refer to as the “FV/2026E Adj. EBITDA Multiple”) and (iii) the multiple of the FV to the unlevered free cash flow (calculated as 2026E Adj. EBITDA minus unlevered cash taxes, change in net working capital and capital expenditures) for the applicable company (which we refer to as the “FV/2026E uFCF Multiple”).
Based on the results of this analysis, J.P. Morgan (i) selected a FV/2025E Adj. EBITDA Multiple reference range for Cantaloupe of 11.0x to 14.0x and applied such reference range to Cantaloupe’s projected adjusted EBITDA for calendar year 2025, (ii) selected a FV/2026E Adj. EBITDA Multiple reference range for Cantaloupe of 8.5x to 12.5x and applied such reference range to Cantaloupe’s projected adjusted EBITDA for calendar year 2026 and (iii) selected a FV/2026E uFCF Multiple reference range for Cantaloupe of 8.5x to 15.5x and applied such reference range to Cantaloupe’s projected unlevered free cash flows for calendar year 2026, in each case as provided in the Management Projections. The analysis derived the following ranges of implied equity value per share of common stock (rounded to the nearest $0.25):

Metric	Implied Equity Value per Share
FV/2025E Adj. EBITDA Multiple	$7.75 – $10.00
FV/2026E Adj. EBITDA Multiple	$8.50 – $12.25
FV/2026E uFCF Multiple	$5.50 – $10.50

J.P. Morgan compared these ranges to (i) the unaffected share price of common stock of $8.37 on May 30, 2025 and (ii) the merger consideration of $11.20 per share of common stock.

Selected Transactions Analysis. Using publicly available information, J.P. Morgan examined selected public transactions involving businesses which J.P. Morgan judged to be similar to Cantaloupe’s business (or aspects thereof). The following transactions were selected by J.P. Morgan as relevant to the evaluation of the proposed Merger:

Announcement Date	Acquiror	Target
April 17, 2025	Global Payments Inc.	Worldpay
April 1, 2024	Advent International	Nuvei Corporation
June 9, 2023	Brookfield Asset Management Ltd.	Network International
March 15, 2023	Sixth Street and BGH Capital	Pushpay Holdings Ltd
January 9, 2023	Nuvei Corporation	Paya Holdings Inc.
August 1, 2022	Global Payments Inc.	EVO Payments, Inc.

None of the selected transactions reviewed was identical to the proposed Merger. However, the selected transactions were chosen because certain aspects of the transactions, for purposes of J.P. Morgan’s analysis, may be considered similar to the proposed Merger. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the transactions differently than they would affect the proposed Merger.
Using publicly available information, J.P. Morgan calculated, for each selected transaction, the multiple of the target company’s FV implied in the relevant transaction to the target company’s estimated EBITDA for the next 12 months starting as of the date of announcement of the applicable transaction (which we refer to as the “FV/NTM EBITDA Multiple”).
Based on the results of this analysis, J.P. Morgan selected a FV/NTM EBITDA Multiple reference range for Cantaloupe of 11.5x to 19.0x. J.P. Morgan then applied such reference range to Cantaloupe’s projected adjusted EBITDA for the next 12 months as of March 31, 2025 provided in the Management Projections. The analysis indicated a range of implied equity value per share of common stock (rounded to the nearest $0.25) of approximately $9.00 to $15.25, which J.P. Morgan compared to (i) the unaffected share price of common stock of $8.37 on May 30, 2025 and (ii) the merger consideration of $11.20 per share of common stock.
Discounted Cash Flow Analysis. J.P. Morgan conducted a discounted cash flow analysis for the purpose of determining an implied fully diluted equity value per share for common stock. J.P. Morgan calculated the unlevered free cash flows that Cantaloupe is expected to generate during the last quarter of Cantaloupe’s fiscal year 2025 and Cantaloupe’s fiscal year 2026 through 2028 based on the Management Projections, as discussed more fully in the section of this proxy statement titled “The Merger—Management Projections” beginning on page 49 of this proxy statement, which were discussed with, and approved by, the Board for use by J.P. Morgan in connection with its financial analyses. J.P. Morgan also calculated a range of terminal values for Cantaloupe at the end of this period by applying terminal growth rates ranging from 2.5% to 3.5%, based on guidance provided by Cantaloupe’s management, to estimates of terminal unlevered free cash flows for Cantaloupe at the end of fiscal year 2028, as provided in the Management Projections.
J.P. Morgan then discounted the unlevered free cash flow estimates and the range of terminal values to present value as of March 31, 2025 using a range of discount rates from 9.25% to 10.75%, which range was chosen by J.P. Morgan based upon an analysis of the weighted average cost of capital of Cantaloupe. The present values of the unlevered free cash flow estimates and the range of terminal values were then adjusted for Cantaloupe’s net operating losses, as provided by Cantaloupe’s management, discounted to present value as of March 31, 2025 using a range of discount rates from 9.25% to 10.75%. This analysis indicated a range of implied per share equity value for common stock (rounded to the nearest $0.25) of approximately $9.75 to $13.50, which J.P. Morgan compared to (i) the unaffected share price of common stock of $8.37 on May 30, 2025 and (ii) the merger consideration of $11.20 per share of common stock.
Miscellaneous. The foregoing summary of certain material financial analyses does not purport to be a complete description of the analyses or data presented by J.P. Morgan. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. J.P. Morgan believes that the foregoing summary and its analyses must be considered as a whole and that selecting portions of the foregoing summary and these analyses, without considering all of its analyses as a whole, could create an incomplete view of the processes underlying the analyses and its opinion. As a result, the ranges of valuations resulting from any particular analysis or combination of analyses described above were merely utilized to create points of reference for analytical purposes and should not be taken to be the view of J.P. Morgan with respect to the actual value of Cantaloupe. The order of analyses described does not represent the relative importance or weight given to those analyses by J.P. Morgan. In arriving at its opinion, J.P. Morgan did not attribute any particular weight to any analyses or factors considered by it and did not form an opinion as to whether any individual analysis or factor (positive or negative), considered in isolation, supported or failed to support its opinion. Rather, J.P. Morgan considered the totality of the factors and analyses performed in determining its opinion.
Analyses based upon forecasts of future results are inherently uncertain, as they are subject to numerous factors or events beyond the control of the parties and their advisors. Accordingly, forecasts and analyses used or made by J.P. Morgan are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by those analyses. Moreover, J.P. Morgan’s analyses are not and do not purport to be appraisals or otherwise reflective of the prices at which businesses actually could be acquired or sold. None of the selected companies reviewed as described in the above summary is identical to Cantaloupe and none of the selected transactions reviewed as described in the above summary was identical to the proposed Merger. However, the companies selected were chosen by J.P. Morgan because they are publicly traded companies with operations and businesses that, for purposes of J.P. Morgan’s analysis, may be considered similar to those of Cantaloupe and the transactions selected were chosen by J.P. Morgan because certain aspects of the transactions, for purposes of J.P. Morgan’s analysis, may be considered similar to the proposed Merger. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the companies compared to Cantaloupe and the transactions compared to the proposed Merger.
As a part of its investment banking business, J.P. Morgan and its affiliates are continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for corporate and other purposes. J.P. Morgan was selected to advise Cantaloupe with respect to the proposed Merger and deliver an opinion to the Board with respect to the proposed Merger on the basis of, among other things, such experience and its qualifications and reputation in connection with such matters and its familiarity with Cantaloupe and the industries in which it operates.
For financial advisory services rendered in connection with the proposed Merger, Cantaloupe has agreed to pay J.P. Morgan an estimated fee of approximately $15 million, $2 million of which became payable to J.P. Morgan at the time J.P. Morgan delivered its opinion and the remainder of which is contingent and payable upon the consummation of the proposed Merger. In addition, Cantaloupe has agreed to reimburse J.P. Morgan for certain of its expenses incurred in connection with its services, including the fees and disbursements of counsel, and will indemnify J.P. Morgan against certain liabilities arising out of J.P. Morgan’s engagement.
During the two years preceding the date of J.P. Morgan’s written opinion, J.P. Morgan and its affiliates have had commercial or investment banking relationships with Cantaloupe, for which J.P. Morgan and its affiliates have received customary compensation. Such services during such period have included acting as joint lead arranger on credit facilities of Cantaloupe in January 2025. In addition, J.P. Morgan’s commercial banking affiliate is an agent bank and a lender under outstanding credit facilities of Cantaloupe, for which it receives customary compensation or other financial benefits. During the two years preceding the date of J.P. Morgan’s written opinion, the aggregate fees recognized by J.P. Morgan from Cantaloupe were less than $50,000. During the two years preceding the date of J.P. Morgan’s written opinion, J.P. Morgan and its affiliates have had commercial or investment banking relationships with Providence, a significant affiliate of 365, for which J.P. Morgan and its affiliates have received customary compensation. Such services during such period have included providing syndicated lending and financial advisory services to Providence portfolio companies. In addition, J.P. Morgan’s commercial banking affiliate is an agent bank and a lender under outstanding credit facilities of Providence portfolio companies. During the two years preceding the date of J.P. Morgan’s written opinion, the aggregate fees recognized by J.P. Morgan from Providence were approximately $10 million. J.P. Morgan and/or its affiliates are currently providing investment banking services to Providence and/or its affiliates, in connection with transactions that are unrelated to the proposed Merger. J.P. Morgan and/or its affiliates expect to receive customary compensation in connection with such investment banking services which, considered in the aggregate and assuming all the transactions are actually completed, are expected by J.P. Morgan to be less than the fee for financial advisory services that J.P. Morgan expects to receive from Cantaloupe in connection with the proposed Merger. During the two years preceding the date of J.P. Morgan’s written opinion, neither J.P. Morgan nor its affiliates have had any material financial advisory or other material commercial or investment banking relationships with 365. In addition, J.P. Morgan and its affiliates hold, on a proprietary basis, less than 1% of the outstanding common stock of Cantaloupe. In the ordinary course of their businesses, J.P. Morgan and its affiliates actively trade the debt and equity securities or financial instruments (including derivatives, bank loans or other obligations) of Cantaloupe for their own account or for the accounts of customers and, accordingly, are likely at any time to hold long or short positions in such securities or other financial instruments.
Management Projections
In connection with the evaluation of Cantaloupe’s strategic alternatives described in this proxy statement, in February 2025, Cantaloupe’s management prepared certain preliminary, non-public, unaudited prospective financial projections for the fiscal years 2025 through 2028, which unaudited prospective financial projections were presented to the Transaction Committee and to the Board in connection with the Transaction Committee and the Board considering, analyzing and evaluating Cantaloupe’s strategic alternatives, including the Merger. Cantaloupe also provided such unaudited prospective financial projections to Cantaloupe’s financial advisor, J.P. Morgan. Cantaloupe also provided such unaudited prospective financial projections to 365 and other potential acquirors, in connection with their respective evaluations of a potential transaction with Cantaloupe. In May 2025, in connection with the review by Cantaloupe’s management of the financial results for the fiscal quarter ended March 31, 2025, Cantaloupe’s management updated such unaudited prospective financial information to reflect a downward adjustment to projected fiscal year 2025 revenue of approximately $5 million, which adjustment was based on the actual results of Cantaloupe through March 31, 2025. We refer to these financial projections as the “Management Projections”. Cantaloupe provided the Management Projections to J.P. Morgan for its use and reliance in connection with J.P. Morgan’s financial analyses and opinion and such use and reliance was approved by the Board, as more fully described in the section of this proxy statement titled “The Merger—Opinion of Cantaloupe’s Financial Advisor” above. Cantaloupe also provided the Management Projections to 365 and other potential acquirors in connection with their respective evaluations of a potential transaction with Cantaloupe.
The Management Projections described below were not prepared with a view towards public disclosure and, other than its quarterly financial guidance, Cantaloupe does not as a matter of course publicly disclose forecasts or internal projections as to future performance due to, among other things, the inherent difficulty of accurately predicting financial performance for future periods and the uncertainty, unpredictability and subjectivity of the underlying assumptions and estimates. The Management Projections are included in this proxy statement only because this information was prepared by Cantaloupe’s management and reviewed and approved by the Board for use and reliance by J.P. Morgan in connection with J.P. Morgan’s financial analyses and opinion, as more fully described in the section of this proxy statement titled “The Merger—Opinion of Cantaloupe’s Financial Advisor” above, and for the purpose of providing shareholders of Cantaloupe access to certain information made available to the Board in connection with its evaluation of the Merger. The Management Projections are not being included in this document to influence shareholders’ decisions regarding whether to vote for or against the Merger Proposal, or to influence any other investment decisions.
The Management Projections were also not prepared with a view to comply with generally accepted accounting principles as applied in the United States (which we refer to as “GAAP”), the published guidelines of the SEC regarding projections or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. For example, the Management Projections do not include footnote disclosures as may be required by GAAP.
The Management Projections include forecasts provided to J.P. Morgan and the Board in connection with a potential business combination transaction, and as such are excluded from the definition of “non-GAAP financial measures” under SEC rules. Therefore such projections are not subject to SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. In addition, reconciliations of non-GAAP financial measures were not included in the Management Projections provided to or relied upon by J.P. Morgan or the Board for purposes of their respective evaluations. Accordingly, we have not provided a reconciliation of the financial measures included in the Management Projections to the relevant GAAP financial measures. The non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures. These non-GAAP financial measures have not been prepared in accordance with GAAP, are not reported by all of Cantaloupe’s competitors and may not be directly comparable to similarly titled measures of Cantaloupe’s competitors due to potential differences in the exact method of calculation.
The Management Projections included in this proxy statement have been prepared by, and are the responsibility of, our management. None of Deloitte & Touche LLP, Cantaloupe’s independent registered public accounting firm,

BDO USA, P.C. nor any other independent registered public accounting firm has audited, reviewed, examined, compiled or applied agreed-upon procedures with respect to the Management Projections, nor have they expressed any opinion or any other form of assurance on the Management Projections or their achievability, and assume no responsibility for, and disclaim any association with, the Management Projections. The reports of each of Deloitte & Touche LLP and BDO USA, P.C. contained in Cantaloupe’s Annual Report on Form 10-K for the fiscal year ended June 30, 2024, incorporated by reference into this proxy statement, relate to Cantaloupe’s previously issued financial statements and do not extend to the Management Projections, and should not be read to do so.
Although presented in the table below with numerical specificity, the Management Projections reflect numerous estimates and assumptions with respect to industry performance, general business, economic, market and financial conditions, foreign exchange rates, changes to our business, financial condition or results of operations, and other matters. Many of these estimates and assumptions are difficult to predict, subject to significant economic and competitive uncertainties, are beyond our control, and may cause the Management Projections or the underlying assumptions to be inaccurate, including the factors described or referenced in the section of this proxy statement titled “Cautionary Statement Regarding Forward-Looking Information” beginning on page 21 of this proxy statement. The Management Projections also reflect assumptions as to certain business decisions that are subject to change. There can be no assurance that the underlying assumptions would prove to be accurate or that the projected results would be realized, and actual results could differ materially from those reflected in the Management Projections, whether or not the Merger is completed. Since the Management Projections cover multiple years, the information contained therein, and the estimates and assumptions on which such forecasts are based, by their nature become even less reliable with each successive year. The Management Projections also do not take into account any circumstances or events occurring after the date they were prepared; thus, resulting in further reasons why there can be no assurance that the Management Projections will be realized or that our actual results will not be significantly higher or lower than projected. Further, the Management Projections were prepared by Cantaloupe’s management and represent their evaluation of expected future financial performance of Cantaloupe on a stand-alone basis, without reference to the Merger. The Management Projections reflect numerous variables, expectations and assumptions as to certain business decisions that are subject to change and do not take into account any circumstances or events occurring after the date they were prepared, including the transactions contemplated by the Merger Agreement or the possible financial and other effects on Cantaloupe of the Merger, and do not attempt to predict or suggest future results of the surviving corporation or give effect to the Merger, including the effect of negotiating or executing the Merger Agreement, the costs that may be incurred in connection with consummating the Merger, the potential synergies that may be achieved as a result of the Merger, the effect on Cantaloupe of any business or strategic decision or action that has been or will be taken as a result of the Merger Agreement having been executed, or the effect of any business or strategic decisions or actions which would likely have been taken if the Merger Agreement had not been executed, but which were instead altered, accelerated, postponed or not taken in anticipation of the Merger. Further, the Management Projections do not take into account the effect of any possible failure of the Merger to occur. No assurances can be given that, if the Management Projections and the underlying assumptions had been prepared as of the date of this proxy statement, similar assumptions would be used.
None of Cantaloupe or its affiliates, officers, directors, advisors or other representatives has made or makes any representation to any Cantaloupe shareholder or other person regarding the information included in the Management Projections or Cantaloupe’s ultimate performance compared to the information contained in the Management Projections or that forecasted results will be achieved. Cantaloupe has made no representation to 365, in the Merger Agreement or otherwise, concerning the Management Projections.
The Management Projections reflect numerous estimates and assumptions with respect to industry performance, general business, economic, market and financial conditions, foreign exchange rates, changes to our business, financial condition or results of operations, and other matters. In particular, the Cantaloupe management team considered the following estimates and hypothetical assumptions with respect to the development of the Management Projections:
•	The Management Projections assume certain revenue targets for fiscal years 2025 through 2028, with revenue growth ranging from approximately 13% to approximately 19% per year.
•	The Management Projections assume Adjusted EBITDA (as defined below) margin increasing annually, from approximately 16% in 2025 to approximately 25% in 2028.
•	The Management Projections include the impact of Cantaloupe’s estimated federal net operating losses of $162 million as of June 30, 2024.

•	The Management Projections assume there is no increase to revenue attributable to any acquisitions consummated by Cantaloupe.
For the foregoing reasons, as well as the bases and assumptions on which the Management Projections were compiled, the inclusion of specific portions of the Management Projections in this proxy statement should not be regarded as an indication that such forecasts will be an accurate prediction of future events, and they should not be relied on as such. Neither Cantaloupe nor 365 or their respective affiliates, officers, directors, advisors or other representatives can provide any assurance that actual results will not differ from the Management Projections. Except as may be required by applicable securities laws, we do not intend to update or otherwise revise the Management Projections or the specific portions presented to reflect circumstances existing after the date when made or to reflect the occurrence of future events.
The Management Projections are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. For information on factors that may cause our future financial results to materially vary, see the section of this proxy statement titled “Cautionary Statement Regarding Forward-Looking Information” above.
A summary of the Management Projections is set forth in the following table, which Management Projections were prepared by Cantaloupe’s management to help develop a framework for evaluating the potential future value and financial outlook of Cantaloupe for the fiscal years ending June 30, 2025, 2026, 2027 and 2028.
Management Projections

(dollars in millions)	2025	2026	2027	2028
Revenue	$305	$364	$416	$469
Adjusted EBITDA(1)	$49	$68	$95	$115
Stock-based Compensation Expense	$3	$4	$4	$4
Unlevered Cash Taxes(2)	$1	$2	$6	$17
Capital Expenditures	$20	$15	$13	$15
Changes in Net Working Capital	$19	$0	$10	$17
Unlevered Free Cash Flow(3)	$5	$47	$62	$63

(1)
Cantaloupe defines Adjusted EBITDA as net income calculated in accordance with GAAP plus the sum of interest income on cash and leases, interest expense on debt and sales tax reserves, income tax provision, depreciation, amortization, stock-based compensation expense, fees and charges, one-time project expense, one-time severance expenses, and infrequent integration and acquisition expense and certain other significant infrequent or unusual losses and gains that are not indicative of our core operations including asset impairment charges, and gain on extinguishment of debt.

(2)	Unlevered cash taxes includes the impact of Cantaloupe’s estimated federal net operating losses of $162 million as of June 30, 2024.
(3)
Cantaloupe defines Unlevered Free Cash Flow as Adjusted EBITDA minus stock-based compensation expense, unlevered cash taxes (including the impact of Cantaloupe’s estimated federal net operating losses of $162 million as of June 30, 2024), capital expenditures and changes in net working capital.

Financing of the Merger
We anticipate that the total amount of funds necessary to complete the transactions contemplated by the Merger Agreement, and to pay related fees and expenses, will be approximately $945 million. This amount includes funds needed to pay the Transaction Amounts.
365 has obtained committed Debt Financing to be provided by the Lender Parties pursuant to the terms and conditions of the Debt Commitment Letter. In connection with the Merger Agreement, 365 has delivered to Cantaloupe a copy of the Debt Commitment Letter.
The obligations of the Lender Parties to provide Debt Financing under the Debt Commitment Letter are subject to a number of customary conditions, including the substantially concurrent consummation of the Merger. For more information, please see the section of this proxy statement titled “The Merger Agreement—Debt Financing”.
Closing and Effective Time of the Merger
The closing of the Merger will occur at 8:00 a.m., Eastern time, as soon as possible, but in any event no later than five business days following the date the conditions set forth in the Merger Agreement (other than those conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction or, to the extent permissible, waiver of those conditions at the closing) have been satisfied or, to the extent permissible, waived by the party or parties entitled to the benefit of such conditions, or at such other time or on such other date as Cantaloupe and 365 may mutually agree in writing.
On the closing date, Cantaloupe, 365, Holdco, Holdco II and Merger Subsidiary will cause (i) a statement of merger in such form as required by the PBCL to be properly executed and filed with the Department of State of the Commonwealth of Pennsylvania and (ii) a certificate of merger in such form as required by the DGCL relating to the Merger to be properly executed and filed with the Secretary of State of the State of Delaware, and will make all other filings or recordings required by applicable law, in each case in such form as is reasonably satisfactory to both 365 and Cantaloupe. The Merger will become effective at such time agreed to by Cantaloupe, 365, Holdco, Holdco II and Merger Subsidiary, which will be as soon as practicable following the filing of both of the statement of merger and the certificate of merger and will be expressly stated in such filings, or at such later time that Cantaloupe, 365, Holdco, Holdco II and Merger Subsidiary may agree and designate in the statement of merger and certificate of merger as the effective time of the Merger.
Payment of Merger Consideration and Surrender of Stock Certificates
Promptly after the effective time of the Merger (and after receipt by the Paying Agent (as defined in the section of this proxy statement titled “The Merger Agreement—Payment for Cantaloupe’s Common Stock”) from Cantaloupe’s transfer agent of all information reasonably necessary to enable the Paying Agent to effect the mailing; provided that 365 and the surviving corporation will use reasonable best efforts to obtain such information to enable such mailing to occur no later than the fifth business day following the effective time of the Merger), 365 must send, or cause the Paying Agent to send, to each holder of record of shares of common stock at the effective time of the Merger a letter of transmittal (in a form that was reasonably acceptable to Cantaloupe prior to the effective time of the Merger) and instructions (which will specify that the delivery will be effected, and risk of loss and title will pass, only upon proper delivery of the certificates representing shares of common stock (which we refer to as the “Certificates”) or transfer of uncertificated shares of common stock represented in book entry, including through Cede & Co., the nominee of DTC (which we refer to as the “Uncertificated Shares”) to the Paying Agent) for use in such exchange.
Each holder of shares of common stock that have been converted into the right to receive the merger consideration will be entitled to receive, upon (i) surrender to the Paying Agent of a Certificate, together with a properly completed letter of transmittal (or affidavit in lieu of lost, stolen or destroyed Certificates), or (ii) receipt of an “agent’s message” by the Paying Agent (or such other evidence, if any, of transfer that the Paying Agent may reasonably request) in the case of a book-entry transfer of Uncertificated Shares, the merger consideration in respect of each share of common stock represented by a Certificate or Uncertificated Share. Until so surrendered or transferred, as the case may be, each such Certificate or Uncertificated Share will represent after the effective time of the Merger for all purposes only the right to receive the merger consideration, without interest thereon.
For more information about the payment of the merger consideration and surrender of stock certificates, see the section of this proxy statement titled “The Merger Agreement—Payment for Cantaloupe’s Common Stock”.
Interests of Certain Persons in the Merger
In considering the Board’s unanimous recommendation that you vote to approve the proposal to approve and adopt the Merger Agreement, you should be aware that Cantaloupe’s directors and executive officers may have interests in the Merger that are different from, or in addition to, the interests of Cantaloupe shareholders generally. The Board was aware of the different or additional interests set forth in this proxy statement and considered such interests along with other matters in approving the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger. The transactions contemplated by the Merger Agreement will constitute a “change in control” for purposes of our executive compensation and benefit plans and agreements described below. These potential interests are described below.
Treatment of Cantaloupe Equity Awards
At or immediately prior to the effective time of the Merger, each Cantaloupe RSU that is outstanding immediately prior to the effective time of the Merger will, automatically and without any action required on the part of the holder of such Cantaloupe RSU, become fully vested and free of restrictions and will be canceled and converted into the right to receive, in accordance with the terms of the Merger Agreement, an amount in cash equal to the merger consideration.

At or immediately prior to the effective time of the Merger, each Cantaloupe PSU that is outstanding immediately prior to the effective time of the Merger will, automatically and without any action required on the part of the holder of such Cantaloupe PSU, become vested with respect to that number of shares of common stock based on deemed achievement of the performance metrics at target performance. Immediately thereafter, Cantaloupe PSUs will be canceled and converted into the right to receive, with respect to each such vested share of common stock underlying such Cantaloupe PSU, in accordance with the terms of the Merger Agreement, an amount in cash equal to the merger consideration.
At or immediately prior to the effective time of the Merger, each Cantaloupe Restricted Stock Award that is outstanding immediately prior to the effective time of the Merger will, automatically and without any action required on the part of the holder of such Cantaloupe Restricted Stock Award, become fully vested and free of restrictions and will be canceled and converted into the right to receive, in accordance with the terms of the Merger Agreement, an amount in cash equal to the merger consideration.
At or immediately prior to the effective time of the Merger, each In-the-Money Option that is outstanding immediately prior to the effective time of the Merger will, automatically and without any action required on the part of the holder of such Cantaloupe Option, become fully vested and free of restrictions and be canceled in exchange for cash in an amount equal to (i) the total number of shares of common stock for which such Cantaloupe Option is exercisable, multiplied by (ii) the excess of the merger consideration over the per share exercise price of such Cantaloupe Option. At the effective time of the Merger, each Out-of-the-Money Option that is outstanding immediately prior to the effective time of the Merger will be canceled without consideration and will be of no further force and effect.
Employment Discussions; Rollover Agreements
The Board has granted permission for 365 to engage in discussions with certain executive officers of Cantaloupe, including with respect to (i) their continuing employment with 365 or its affiliates, including the surviving corporation, from and after the effective time of the Merger, and appropriate severance arrangements for employees whose employment with 365 or its affiliates may not continue, (ii) a potential equity investment in 365 or its affiliates in connection with the Merger and (iii) incentive equity arrangements of 365 or its affiliates from and after the effective time of the Merger, including the allocation of any go-forward incentive equity “pool”.
In addition, at or prior to the effective time of the Merger, our directors and executive officers may enter into rollover agreements with 365, Holdco, Holdco II or Merger Subsidiary and contribute their shares of Cantaloupe stock to 365, Holdco, Holdco II or Merger Subsidiary, which shares of Cantaloupe stock will be subject to the treatment specified under the rollover agreement applicable to such rollover shares.
Following the execution of the Merger Agreement, representatives of 365 have had preliminary discussions with Douglas G. Bergeron, Chairman of the Board, regarding a potential rollover arrangement with respect to shares of Cantaloupe’s common stock held by Mr. Bergeron, which shares are expected to be rollover shares for purposes of the Merger Agreement. As of [ ], 2025, the record date for the Special Meeting, Mr. Bergeron beneficially owned 1,152,559 shares of common stock, representing approximately [ ]% of the voting power of the shares of Cantaloupe stock outstanding as of the record date and entitled to vote at the Special Meeting. Based on preliminary discussions held to date, 365 expects that, prior to the closing of the Merger, Mr. Bergeron will enter into a rollover agreement with 365 or one of its affiliates with respect to shares of common stock held by him. However, as of the date of this proxy statement, there is no understanding as to the amount of shares of Cantaloupe’s common stock that would be subject to such rollover arrangement, and no definitive agreement has been entered into between Mr. Bergeron and 365 or its affiliates regarding such potential rollover, and there can be no assurances that the terms of any such agreement will be agreed upon with Mr. Bergeron. If Mr. Bergeron and 365 or its affiliates enter into a rollover agreement, Mr. Bergeron will not receive the merger consideration in respect of any rollover shares held by him and instead such shares will, immediately prior to the effective time of the Merger, be subject to the treatment specified under the rollover agreement applicable to such rollover shares. Based on preliminary discussions held to date, if Mr. Bergeron and 365 or its affiliates enter into a rollover agreement, Mr. Bergeron may obtain a seat on the board of directors of an affiliate of Providence that will oversee the management of 365 following the closing of the Merger.
Other than as described above, as of the date of this proxy statement, none of Cantaloupe’s directors or executive officers has entered into any new agreement, arrangement or understanding with 365 or any of its affiliates regarding the terms and conditions of compensation, incentive pay or employment with Cantaloupe after the Merger or any rollover agreement. Prior to or following the effective time of the Merger, however, certain of Cantaloupe’s directors or executive officers may enter into rollover agreements or new agreements and/or amendments to existing employment or compensation arrangements with 365 or one of its affiliates regarding their employment with the surviving corporation or its affiliates after the Merger.
Transaction Bonuses
Certain of our employees received cash bonuses (which we refer to as “Transaction Bonuses”). Two named executive officers received such Transaction Bonuses in the following amounts: (i) Scott Stewart received a Transaction Bonus of $200,000, and (ii) Anna Novoseletsky received a Transaction Bonus of $100,000. These Transaction Bonuses will be repayable to Cantaloupe if the closing of the Merger does not occur.
Executive Officer Employment Arrangements
Our named executive officers are party to employment arrangements or offer letters with Cantaloupe. Certain of these arrangements provide our named executive officers with severance protection in the case of a termination without “cause” or, in certain cases, a resignation for “good reason”, which in certain cases is enhanced if such termination occurs in connection with a “change of control”. The employment arrangements and offer letters which provide severance protections to our executive officers are described in further detail below.
Mr. Venkatesan’s Employment Agreement
Mr. Venkatesan originally entered into an employment agreement with Cantaloupe in connection with his appointment as Chief Operating Officer to be effective February 4, 2022 (which we refer to as the “Original Venkatesan Employment Agreement”). Mr. Venkatesan later entered into a promotion letter with Cantaloupe, effective as of September 30, 2022, in connection with his appointment as Chief Executive Officer, which amended certain parts of the Original Venkatesan Employment Agreement (which we refer to as the “Promotion Letter” and together with the Original Venkatesan Employment Agreement, the “Venkatesan Employment Agreement”). Pursuant to the Venkatesan Employment Agreement, if Mr. Venkatesan is terminated by us without “cause”, or resigns his employment for “good reason”, in each case, within 24 months following a “change of control”, then, subject to his execution of a release of claims and continued compliance with the covenants in the Venkatesan Employment Agreement, Mr. Venkatesan will be provided a lump sum payment equal to (i) his base salary (without giving effect to any reduction that is the basis for any resignation for “good reason”) plus (ii) an amount equal to the last annual bonus paid in the fiscal year completed prior to such termination. In addition, if Mr. Venkatesan becomes entitled to receive payments, benefits or distributions that would be subject to the excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended, such payments, benefits and distributions would be reduced such that the excise tax does not apply, unless Mr. Venkatesan would be better off on an after-tax basis receiving all of the payments, benefits and distributions and paying the applicable excise tax.
The Venkatesan Employment Agreement contains customary restrictive covenants, including perpetual confidentiality and non-disparagement covenants, and intellectual property covenants, as well as a non-compete, non-solicit of customers and suppliers and non-solicit of employees (including a no-hire) that each apply during employment and for two years following any termination.
Mr. Stewart’s Employment Agreement
In connection with his appointment as our Chief Financial Officer, Cantaloupe entered into an employment agreement with Mr. Stewart, effective February 4, 2022 (which we refer to as the “Stewart Employment Agreement”). Pursuant to the Stewart Employment Agreement, if Mr. Stewart is terminated by us without “cause”, or resigns his employment for “good reason”, within 24 months following a “change of control”, then, subject to his execution of a release of claims and continued compliance with the covenants in the Stewart Employment Agreement, Mr. Stewart will be provided (i) a lump sum payment equal to his base salary (without giving effect to any reduction that is the basis for any resignation for “good reason”) plus (ii) an amount equal to the last annual bonus paid in the fiscal year completed prior to such termination. In addition, if Mr. Stewart becomes entitled to receive payments, benefits or distributions that would be subject to the excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended, such payments, benefits and distributions would be reduced such that the excise tax does not apply, unless Mr. Stewart would be better off on an after-tax basis receiving all of the payments, benefits and distributions and paying the applicable excise tax.

The Stewart Employment Agreement contains customary restrictive covenants, including perpetual confidentiality and non-disparagement covenants, and intellectual property covenants, as well as a non-compete, non-solicit of customers and suppliers and non-solicit of employees (including a no-hire) that each apply during employment and for two years following any termination.
Mr. Dumbrell’s Offer Letter
Mr. Dumbrell entered into an offer letter with Cantaloupe in connection with his appointment as our Chief Revenue Officer effective as of December 22, 2021. If Mr. Dumbrell is terminated by us for any reason other than for “cause”, and subject to his execution of a general release of claims and separation agreement, Mr. Dumbrell is eligible to receive a severance package consisting of six months of continued base salary.
Mr. Dumbrell’s offer letter contains customary restrictive covenants, including perpetual confidentiality covenants, as well as a non-solicit of customers that applies during employment and during any severance period following any termination.
Mr. Singal’s Offer Letter
Mr. Singal entered into an offer letter with Cantaloupe in connection with his appointment as our Chief Technology Officer effective as of October 27, 2022. If Mr. Singal is terminated by us for any reason other than for “cause” or death, and subject to his execution of a general release of claims and separation agreement, Mr. Singal is eligible to receive a severance package consisting of six months of continued base salary.
Mr. Singal’s offer letter contains customary restrictive covenants, including perpetual confidentiality covenants, as well as a non-solicit of customers, non-solicit of employees (including a no-hire) and non-compete that each apply for a one-year period following any termination.
Ms. Novoseletsky’s Offer Letter
Ms. Novoseletsky entered into an offer letter with Cantaloupe in connection with her appointment as our Chief Legal and Compliance Officer effective as of January 17, 2023. If Ms. Novoseletsky is terminated by us for any reason other than for “cause” or death, and subject to her execution of a general release of claims and separation agreement, Ms. Novoseletsky is eligible to receive a severance package consisting of six months of continued base salary.
Ms. Novoseletsky’s offer letter contains customary restrictive covenants, including perpetual confidentiality covenants, as well as a non-solicit of customers, non-solicit of employees (including a no-hire), and non-compete that each apply for a one-year period following any termination.
Jared Grachek’s Offer Letter
Mr. Grachek entered into an offer letter with Cantaloupe in connection with his appointment as our Chief Accounting Officer effective as of May 15, 2023. The offer letter does not contain any severance commitments.
Mr. Grachek’s offer letter does contain customary restrictive covenants, including perpetual confidentiality covenants, as well as a non-solicit of customers, non-solicit of employees (including a no-hire) and non-compete that each apply for a one-year period following any termination.
Compensation Increases
Between June 15, 2025 and closing of the Merger, Cantaloupe may modify the compensation of current employees in the ordinary course of business consistent with past practice by: (i) increasing annual base salaries (and target bonuses as a result of the corresponding increase in base salaries to the extent the target bonus is stated as a percentage of annual base salary) at the end of the fiscal year in an amount that does not exceed 4% of the applicable employee’s annual base salary on a year-over-year basis; and (ii) making annual modifications to health and welfare plans for the 2026 plan year that do not materially increase the cost to Cantaloupe of maintaining such health and welfare plans. For the avoidance of doubt, such 4% cap will be inclusive of all annual base salary increases implemented by Cantaloupe after the date of the Merger Agreement, including, in respect of Cantaloupe’s ordinary course annual merit cycle and promotion.
Annual Bonus Payments
Under the Merger Agreement, Cantaloupe will pay fiscal year 2025 annual bonuses in the ordinary course of business consistent with past practices based on actual level of performance attained. If the closing of the Merger occurs in fiscal year 2026 but prior to the date on which Cantaloupe ordinarily would have paid fiscal year 2025 annual bonuses in the ordinary course of business consistent with past practice, Cantaloupe will, on the business day immediately preceding the closing of the Merger, pay fiscal year 2025 annual bonuses based on the actual level of performance attained.
Between June 15, 2025 and closing of the Merger, Cantaloupe may award 2026 annual bonuses to employees of Cantaloupe and its subsidiaries in the ordinary course of business consistent with past practice (including to named executive officers). If the closing date of the Merger occurs (i) after the close of fiscal year 2026 and (ii) following the date on which Cantaloupe ordinarily would have paid fiscal year 2026 annual bonuses in the ordinary course of business consistent with past practice, Cantaloupe will pay all accrued annual bonuses earned and payable for fiscal year 2026 in the ordinary course of business consistent with past practice based on the attained level of performance. If the closing of the Merger occurs (x) after the close of fiscal year 2026 and (y) prior to the date on which Cantaloupe ordinarily would have paid fiscal year 2026 annual bonuses in the ordinary course of business consistent with past practice, 365 will pay fiscal year 2026 annual bonuses in the ordinary course of business consistent with 365’s past practice based on the actual level of performance attained. If the closing date of the Merger occurs before the close of fiscal year 2026, 365 will pay all accrued annual bonuses earned and payable for fiscal year 2026 in the ordinary course of business consistent with past practice based on the actual level of performance attained.
Fiscal Year 2026 Equity Awards
Between June 15, 2025 and closing of the Merger, Cantaloupe may grant Cantaloupe equity awards (with an aggregate maximum number of 600,000 shares, of which a maximum number of 400,000 shares may be utilized for off-cycle grants) to employees of Cantaloupe and its subsidiaries in the ordinary course of business consistent with past practice (including to named executive officers and including with respect to individual and aggregate grant amounts and the allocation of awards) (which we refer to as the “2026 Equity Awards”); provided that (a) the 2026 Equity Awards will be granted pursuant to the forms of award agreements used for the awards granted by Cantaloupe during fiscal year 2025 to similarly situated employees, except that all of the 2026 Equity Awards will be in the form of time-based Cantaloupe equity awards and such award agreements will reflect the treatment in clause (b); and (b) on the closing date of the Merger, (i) the 2026 Equity Awards will vest on a prorated basis based on the total number of shares of our common stock subject to the 2026 Equity Award multiplied by a fraction equal to (x) the number of calendar days that have elapsed since the grant date of such award divided by (y) 1,095 and (ii) will be converted into the right to receive, in accordance with the terms of the Merger Agreement, an amount in cash equal to the merger consideration; provided however, all 2026 Equity Awards that are unvested as of 12:01 a.m., Eastern time, on the closing date of the Merger (after taking into account the vesting described in clause (i)) shall (1) be forfeited for no consideration immediately prior to the effective time of the Merger and (2) not be subject to the treatment of Cantaloupe equity awards set forth in the Merger Agreement. Unless otherwise provided by any offer letter, employment agreement, or employee benefit plan, if an employee terminates employment with Cantaloupe for any reason prior to closing of the Merger, such employee will forfeit all of his or her 2026 Equity Awards upon such termination.
Tax Planning Strategies
Under the Merger Agreement, between June 15, 2025 and closing of the Merger, Cantaloupe may take such mitigation steps as are reasonably necessary to avoid any excess parachute payments under Section 280G of the Code and any excise taxes related thereto under Section 4999 of the Code following consultation with 365, including but not limited to, engaging an accounting or valuation firm (i) to perform calculations regarding Sections 280G and 4999 of the Code including, in consultation with 365, assigning value for reasonable post-closing compensation to restrictive covenants that continue following the closing of the Merger and accelerating the timing of payment of annual incentive plan awards that are earned in 2025 but may otherwise be payable in 2026, and (ii) to recommend 280G mitigation actions to reduce the amount of any potential “excess parachute payments” for “disqualified individuals” (each as defined in Section 280G of the Code), including the acceleration of vesting and/or payment of compensation or equity-based awards (which we refer to as, collectively, “280G Mitigation”), with the implementation of any 280G Mitigation strategies to be subject to the prior consent of 365 (not to be unreasonably withheld, conditioned or delayed). Cantaloupe may also amend existing employee benefit plans to incorporate “best after-tax cutback” provisions. For clarity, Cantaloupe will not provide for the gross-up or reimbursement of excise taxes payable under Section 4999 of the Code.

Indemnification of our Directors and Officers
365 has agreed to cause the surviving corporation, and the surviving corporation has agreed to, provide certain indemnification and insurance to our directors and officers. For more information, see the section of this proxy statement titled “The Merger Agreement—Directors’ and Officers’ Indemnification and Insurance”.
Quantification of Potential Payments and Benefits to Our Named Executive Officers
In accordance with Item 402(t) of Regulation S-K promulgated under the Securities Act of 1933, as amended, the table below sets forth the amount of payments and benefits that each of our named executive officers would or may receive in connection with the Merger. The amounts reported below are based on various assumptions that may or may not actually occur or be accurate on the relevant date, including assumptions described in the footnotes to the table and the below:
•	The effective time of the Merger is October 2, 2025, which is the assumed date of the closing of the Merger solely for the purposes of this disclosure in this proxy statement;
•
The employment of each of our named executive officers is terminated other than for “cause” or by the named executive officer for “good reason”, in either case, immediately following the assumed effective time of the Merger;

•	No named executive officer enters into a rollover agreement;
•	Each named executive officer’s base salary remains unchanged from that in effect as of the date of this proxy statement;
•	For purposes of the annual bonus payments and Cantaloupe PSUs set forth in the table, achievement is at the target levels of performance;
•	Closing of the Merger occurs prior to the date on which Cantaloupe ordinarily would have paid fiscal year 2025 annual bonuses;
•	No 2026 Equity Awards are granted; and
•	No named executive officer has any payments or benefits that would be “excess parachute payments” pursuant Code Section 280G.
The calculations in the table do not include amounts that Cantaloupe’s named executive officers were already entitled to receive or vested in as of the date of this proxy statement. In addition, these amounts do not attempt to forecast any additional equity award grants, issuances or forfeitures that may occur prior to the completion of the merger and do not reflect any Cantaloupe equity or other incentive awards that are expected to vest in accordance with their terms prior to the effective time of the Merger. As a result of the foregoing assumptions, which may or may not actually occur or be accurate on the relevant date, including the assumptions described in the footnotes to the table, the actual amounts, if any, to be received by a named executive officer may materially differ from the amounts set forth below.
For purposes of this disclosure, “single trigger” refers to benefits that arise solely as a result of the closing of the Merger and “double trigger” refers to benefits that arise as a result of the closing of the Merger accompanied by certain terminations, on or following the closing.

Named Executive Officer	Cash ($)(1)	Equity ($)(2)	Total ($)
Ravi Venkatesan	1,350,003	1,866,538	3,216,541
Scott Stewart	1,032,003	869,781	1,901,784
Jeffrey Dumbrell	416,002	869,781	1,285,783
Gaurav Singal	373,118	153,776	526,894
Anna Novoseletsky	450,000	340,090	790,090

(1)	Cash. Pursuant to each named executive officer’s applicable agreement, the named executive officer is entitled to the following:
•
If Mr. Venkatesan is terminated by Cantaloupe without cause or resigns for good reason and within 24 months following a “change of control”, then, subject to his execution of a release of claims and continued compliance with the covenants in his employment agreement, Mr. Venkatesan will be provided a lump sum payment equal to his base salary (without giving effect to any reduction that is the basis for any resignation for “good reason”) plus an amount equal to the last annual bonus paid in the fiscal year completed prior to such termination.

•
If Mr. Stewart is terminated by Cantaloupe without cause or resigns for good reason within 24 months following a “change of control”, then, subject to his execution of a release of claims and continued compliance with the covenants in his employment agreement, Mr. Stewart will be provided a lump sum payment equal to his base salary (without giving effect to any reduction that is the basis for any resignation for “good reason”) plus an amount equal to the last annual bonus paid in the fiscal year completed prior to such termination.

•
If Mr. Dumbrell, Mr. Singal or Ms. Novoseletsky are terminated by Cantaloupe without cause, and subject to execution of a general release of claims and separation agreement, a severance package consisting of six months of continued base salary.

Severance is “double trigger” for Mr. Venkatesan and Mr. Stewart, while Transaction Bonuses and the annual bonus payments are “single-trigger”. Severance for Mr. Dumbrell, Mr. Singal and Ms. Novoseletsky is not single or double trigger as severance is paid for these named executive officers based on a termination by Cantaloupe without cause and without respect to a change in control.
Mr. Stewart and Ms. Novoseletsky received Transaction Bonuses in connection with the Merger that will be repayable to Cantaloupe if the closing of the Merger does not occur.
Pursuant to the Merger Agreement all named executive officers are entitled to receive 2025 annual bonuses based on actual performance.
The following table quantifies each separate form of cash payment included in the aggregate total reported in the “Cash” column.

Named Executive Officer	Severance ($)	Transaction Bonuses ($)	2025 Annual Bonuses ($)
Ravi Venkatesan	900,002	0	450,001
Scott Stewart	624,002	200,000	208,001
Jeffrey Dumbrell	208,001	0	208,001
Gaurav Singal	186,559	0	186,559
Anna Novoseletsky	175,000	100,000	175,000

(2)
Equity. Given the assumptions and treatment of Cantaloupe equity awards described in this proxy statement titled “The Merger—Interests of Certain Persons in the Merger—Treatment of Cantaloupe Equity Awards”, these amounts reflect the cash-out of the Cantaloupe RSUs, Cantaloupe Restricted Stock Awards, Cantaloupe In-the-Money Options and Cantaloupe PSUs.

Named Executive Officer	RSUs/ RSAs (#)	RSUs/ RSAs ($)	PSUs (#)	PSUs ($)	Options (#)	Options ($)
Ravi Venkatesan	28,798	322,538	0	0	200,000	1,544,000
Scott Stewart	40,159	449,781	37,500	420,000	0	0
Jeffrey Dumbrell	40,159	449,781	37,500	420,000	0	0
Gaurav Singal	13,730	153,776	0	0	0	0
Anna Novoseletsky	12,479	139,765	0	0	33,332	200,325

Regulatory Matters
As further described in the section of this proxy statement titled “The Merger Agreement—Consents, Approvals and Filings”, in the United States, the Merger is subject to the expiration or termination of any applicable waiting periods under the HSR Act. Notification under the HSR Act was filed on [  ], 2025.
Outside of the United States, the Merger may be subject to the obtainment of consent of certain other regulatory authorities. The parties have agreed to use their reasonable best efforts to make the required filings as promptly as reasonably practicable, subject to cooperation between the parties pursuant to the Merger Agreement.
Material U.S. Federal Income Tax Consequences
The following is a discussion of the material U.S. federal income tax consequences (i) to U.S. Holders and Non-U.S. Holders (each as defined below) of shares of our common stock who exchange those shares for cash pursuant to the Merger, and (ii) to U.S. Holders and Non-U.S. Holders (each as defined below) of shares of our preferred stock who receive the preferred stock redemption payment in redemption of those shares in connection with the Merger. This discussion is based on the provisions of the Internal Revenue Code (which we refer to as the “Code”), applicable U.S. Treasury regulations (which we refer to as, “Treasury Regulations”), judicial authorities and administrative interpretations, each as in effect as of the date of this proxy statement. These authorities are subject to change and differing interpretation, possibly on a retroactive basis, and any such change or interpretation could affect the accuracy of the statements and conclusions set forth in this discussion. We cannot assure you that the Internal Revenue Service (which we refer to as the “IRS”) will not challenge one or more of the tax consequences described in this discussion or that a court would not sustain such challenge.

This discussion applies only to shareholders who hold their shares of our common stock or preferred stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). Further, this discussion does not purport to consider all aspects of U.S. federal income taxation that may be relevant to a particular shareholder in light of such shareholder’s particular circumstances, or that may apply to shareholders subject to special treatment under the U.S. federal income tax laws (including, for example, insurance companies, dealers or brokers in securities or foreign currencies, traders in securities who elect the mark-to-market method of accounting, U.S. Holders (as defined below) that have a functional currency other than the U.S. dollar, persons who are required to recognize income or gain with respect to their shares of our common stock or preferred stock, as applicable, no later than such income or gain is required to be reported on an applicable financial statement, holders subject to any alternative minimum tax, tax-exempt organizations, retirement plans, individual retirement accounts or other tax-deferred or advantaged accounts (or persons holding common stock or preferred stock through such plans or accounts), cooperatives, banks and other financial institutions, real estate investment trusts, regulated investment companies, certain former citizens or former long-term residents of the United States, controlled foreign corporations, passive foreign investment companies, expatriated entities, entities all of the interests in which are held by a “qualified foreign pension funds” (within the meaning of section 897(l)(2) of the Code), partnerships (including entities or arrangements classified as partnerships for U.S. federal income tax purposes), S corporations, or other pass-through entities or investors in partnerships (including entities or arrangements classified as partnerships for U.S. federal income tax purposes) or such other entities, holders who hold shares of our common stock or preferred stock as part of a hedge, straddle, constructive sale, conversion or other integrated or risk reduction transaction, holders who acquired their shares of common stock through the exercise of employee stock options or other compensation arrangements and holders of dissenting shares). Moreover, this discussion does not address the tax consequences of the Merger or the redemption of our preferred stock arising under any applicable state, local or foreign tax laws or the application of other U.S. federal taxes, such as the federal estate tax, the federal gift tax, the “Medicare” tax on certain net investment income, the alternative minimum tax or any withholding considerations under FATCA (defined for this purpose as sections 1471 through 1474 of the Code, the Treasury Regulations and administrative guidance thereunder and the intergovernmental agreements entered into, and laws and regulations promulgated, pursuant thereto or in connection therewith). This discussion also does not address the tax consequences to any shareholder that contributes any shares to 365 or any of its affiliates as part of the “rollover” prior to the effective time of the Merger, or that will otherwise own (actually or constructively) an interest in 365 or any of its affiliates.
If a partnership (including for this purpose any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock or preferred stock, the tax treatment of a partner in such partnership will generally depend on the status of the partners and the activities of the partnership. If you are a partner of a partnership holding shares of our common stock or preferred stock, you should consult your tax advisor.
Holders of our common stock or preferred stock are urged to consult their own tax advisors regarding the application of the U.S. federal tax laws to their particular situation and the applicability and effect of state, local or foreign tax laws and tax treaties.
For purposes of this discussion, the term “U.S. Holder” means a beneficial owner of our common stock or preferred stock that is for U.S. federal income tax purposes:
•	a citizen or individual resident of the United States;
•
a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

•
a trust if (i) a court within the United States is able to exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust, or (ii) the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person; or

•	an estate, the income of which is subject to U.S. federal income tax regardless of its source.
For purposes of this discussion, the term “Non-U.S. Holder” means a beneficial owner of our common stock or preferred stock that is not a U.S. Holder and is not an entity or arrangement classified as a partnership for U.S. federal income tax purposes.

Consequences to U.S. Holders
Receipt of Merger Consideration or Preferred Stock Redemption Payment
The receipt of cash by U.S. Holders in exchange for shares of our common stock pursuant to the Merger, and the receipt of the preferred stock redemption payment by U.S. Holders pursuant to the redemption of our preferred stock, in each case, will be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. Holder who receives cash in exchange for shares of our common stock pursuant to the Merger or pursuant to the redemption of our preferred stock, in each case, will recognize gain or loss in an amount equal to the difference, if any, between (i) the amount of cash received and (ii) the U.S. Holder’s adjusted tax basis in such shares of our common stock or preferred stock, as applicable.
Any such gain or loss recognized by a U.S. Holder upon the exchange of shares of our common stock pursuant to the Merger or pursuant to the redemption of our preferred stock, in each case, generally will be capital gain or loss and will be long-term capital gain or loss if the U.S. Holder’s holding period in its shares of common stock or preferred stock, as applicable, is more than one year on the closing date of the Merger. Long-term capital gains of non-corporate U.S. Holders generally are eligible for preferential U.S. federal income tax rates under current law. The deductibility of capital losses is subject to limitations. If a U.S. Holder acquired different blocks of our common stock or preferred stock at different times or different prices, such U.S. Holder must determine its adjusted tax basis and holding period separately with respect to each block of stock.
Information Reporting and Backup Withholding
Payments made in exchange for shares of our common stock pursuant to the Merger or for shares of our preferred stock pursuant to the redemption of our preferred stock may be subject, under certain circumstances, to information reporting and backup withholding (currently at a rate of 24%). To avoid backup withholding, a U.S. Holder that does not otherwise establish an exemption should complete and return IRS Form W-9, certifying that such U.S. Holder is a U.S. person, the taxpayer identification number provided is correct and such U.S. Holder is not subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or credited against a U.S. Holder’s U.S. federal income tax liability, if any, provided that such U.S. Holder furnishes the required information to the IRS in a timely manner.
Consequences to Non-U.S. Holders
Receipt of Merger Consideration or Preferred Stock Redemption Payment
A Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain realized on the receipt of cash in exchange for shares of our common stock in the Merger, or the receipt of the preferred stock redemption payment pursuant to the redemption of our preferred stock, unless:
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the gain is effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, such gain is also attributable to a permanent establishment maintained by the Non-U.S. Holder in the United States);

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the Non-U.S. Holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the disposition of shares of our common stock or preferred stock pursuant to the Merger or redemption, as applicable, and certain other requirements are met; or

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we are or have been a U.S. real property holding corporation (which we refer to as a “USRPHC”) for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of the Merger or the period that the Non-U.S. Holder held our common stock or preferred stock, as applicable.

Gain described in the first bullet point above will generally be subject to U.S. federal income tax on a net income basis at the regular graduated U.S. federal income tax rates in the same manner as if such Non-U.S. Holder were a U.S. Holder. A Non-U.S. Holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate as may be specified under an applicable income tax treaty) on such gain, subject to certain adjustments.
Gain described in the second bullet point above will generally be subject to U.S. federal income tax at a rate of 30% (or such lower rate as may be specified under an applicable income tax treaty), which may be offset by U.S.-source capital losses of the Non-U.S. Holder (even though the individual is not considered a resident of the United States), provided the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.

With respect to the third bullet point above, we believe that we are not currently, and have not been during the preceding five years, a USRPHC. Even if we are (or have been during the applicable period) a USRPHC, gain arising from the sale or other taxable disposition of our common stock or preferred stock by a Non-U.S. Holder will not be subject to U.S. federal income tax, provided that, (i) in the case of our common stock, (x) our common stock is regularly traded on an established securities market (within the meaning of applicable Treasury Regulations) and such Non-U.S. Holder owned, actually and constructively, 5% or less of our common stock throughout the shorter of the five-year period ending on the date of the Merger or the Non-U.S. Holder’s holding period or, (y) if our common stock is not regularly traded on an established securities market (within the meaning of applicable Treasury Regulations), our preferred stock is regularly traded on an established securities market (within the meaning of applicable Treasury Regulations) and on the date such Non-U.S. Holder acquired its interest in (or acquired additional interests in) such common stock, such Non-U.S. Holder’s common stock (taking into account actual and constructive ownership) had a fair market value not greater than the fair market value on that date of 5% of our preferred stock, and, (ii) in the case of our preferred stock, (x) our preferred stock is regularly traded on an established securities market (within the meaning of applicable Treasury Regulations) and such Non-U.S. Holder owned, actually and constructively, 5% or less of our preferred stock throughout the shorter of the five-year period ending on the date of the redemption or the Non-U.S. Holder’s holding period or, (y) if our preferred stock is not regularly traded on an established securities market (within the meaning of applicable Treasury Regulations), our common stock is regularly traded on an established securities market (within the meaning of applicable Treasury Regulations) and on the date such Non-U.S. Holder acquired its interest in (or acquired additional interests in) such preferred stock, such Non-U.S. Holder’s preferred stock (taking into account actual and constructive ownership) had a fair market value not greater than the fair market value on that date of 5% of our common stock. Non-U.S. Holders are urged to consult their tax advisors about the consequences that could result if we are, were or were to become a USRPHC.
Information Reporting and Backup Withholding
Payments made to a Non-U.S. Holder in exchange for shares of our common stock pursuant to the Merger, and payments made to a Non-U.S. Holder in redemption of our preferred stock, may be subject to information reporting to the IRS and backup withholding (currently at a rate of 24%). A Non-U.S. Holder generally can avoid information reporting and backup withholding by providing the Paying Agent with the applicable and properly completed and executed IRS Form W-8 certifying the holder’s non-U.S. status or by otherwise establishing an exemption. Copies of information returns that are filed with the IRS may be made available under an applicable tax treaty or information exchange agreement to the tax authorities of the country in which the Non-U.S. Holder resides or is established.
Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or credited against a Non-U.S. Holder’s U.S. federal income tax liability, if any, provided that such Non-U.S. Holder furnishes the required information to the IRS in a timely manner.
This summary of the material U.S. federal income tax consequences of the Merger and the redemption of our preferred stock to U.S. Holders and Non-U.S. Holders is for general information purposes only and is not tax advice. Holders of our common stock and preferred stock should consult their own tax advisors regarding the application of the U.S. federal tax laws to their particular situation and the applicability and effect of state, local or foreign tax laws and tax treaties.
Voting Agreements
The following summary describes certain relevant provisions of the Voting Agreement entered into by each of our directors and Hudson. The descriptions of the Voting Agreements in this summary and elsewhere in this proxy statement are not complete and are qualified in their entirety by reference to the Voting Agreements. A copy of the voting agreement entered into by Hudson is attached to this proxy statement as Annex C and a copy of the form of voting agreement entered into by each of our directors is attached to this proxy statement as Annex D, which are incorporated into this proxy statement by reference. We encourage you to read the Voting Agreement carefully and in its entirety because this summary may not contain all the information about the Voting Agreement that is important to you. The rights and obligations of the parties are governed by the express terms of the Voting Agreement and not by this summary or any other information contained in this proxy statement.
Voting Provisions
Under the Voting Agreement, each of the Supporting Shareholders, among other things and subject to the terms and conditions of the respective Voting Agreement, agreed to vote its shares of Cantaloupe stock (including all Cantaloupe equity awards) owned as of June 15, 2025, and all additional shares of Cantaloupe stock (including all

Cantaloupe equity awards and other rights to acquire Cantaloupe stock) of which it acquired record or beneficial ownership following the date of its Voting Agreement until the Support Expiration Date (which we refer to as the “Subject Securities”), (a) vote in favor of (i) the proposals set forth in this proxy statement and (ii) each of the other actions contemplated by the Merger Agreement, (b) vote against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of Cantaloupe in the Merger Agreement and (c) vote against the following actions (other than all actions and transactions contemplated by the Merger Agreement, including the Merger, and the Voting Agreement): (i) any change in the Board; (ii) any action or proposal to amend, or waive any provision of the Cantaloupe Articles or the Cantaloupe Bylaws; (iii) any Acquisition Proposal or any agreement related thereto, and any action in furtherance of any Acquisition Proposal and (iv) any other action which is intended, or would reasonably be expected, to result in any of the conditions to the consummation of the Merger under the Merger Agreement not being fulfilled.
Termination
Each Voting Agreement will automatically terminate and become void and of no further force or effect at the earliest of: (a) the effective time of the Merger; (b) the date on which the Merger Agreement is validly terminated in accordance with its terms; and (c) the date of any modification, waiver or amendment to any provision of the Merger Agreement effected without such Supporting Shareholder’s consent that (i) decreases the amount or changes the form of merger consideration, (ii) extends the End Date or (iii) imposes any additional conditions on the consummation of the Merger.
Restrictions on Transfer
Pursuant to the Voting Agreements, each of the Supporting Shareholders will not (and will not permit any person under such Supporting Shareholder’s control to), without the prior written consent of 365, directly or indirectly: (i) grant or permit the grant of any proxies, powers of attorney, rights of first offer or refusal or other authorizations in or with respect to, or enter into any voting trust or voting agreement or arrangement with respect to, any Subject Securities or any interest therein; (ii) sell (including short sell), assign, transfer, tender, pledge, encumber, grant a participation interest in, hypothecate or otherwise dispose of (including by gift) (which we refer to as a “Transfer”), any Subject Securities or any interest therein; (iii) create or otherwise permit any lien or other restriction to be created on any Subject Securities (other than permitted liens); (iv) enforce or permit the execution of the provisions of any redemption, share purchase or sale, recapitalization or other agreement with Cantaloupe or any other person, with respect to any Subject Securities or any interest therein (other than, if applicable, the Redemption); (v) enter into any agreement with any person with respect to the direct or indirect Transfer of any Subject Securities or any interest therein; (vi) enter into a swap or other agreement or any transaction that Transfers, in whole or in part, the economic consequence of ownership of any Subject Securities; or (vii) agree to do or any of the foregoing. Each of the Supporting Shareholders will not, and will not permit any person under such Supporting Shareholder’s control or any of their respective representatives acting on its behalf to, seek or solicit any such Transfer or any such agreement. Without limiting the generality of the foregoing, each of the Supporting Shareholders will not tender, agree to tender or cause or permit to be tendered any Subject Securities into or otherwise in connection with any tender or exchange offer.
Notwithstanding the foregoing, each of the Supporting Shareholders may Transfer Subject Securities: (a) if such Supporting Shareholder is an individual, (i) to any member of such Supporting Shareholder’s immediate family, (ii) upon the death of such Supporting Shareholder, (iii) to any trust for the direct or indirect benefit of such Supporting Shareholder or the immediate family of such Supporting Shareholder for bona fide estate planning purposes or (iv) to a partnership, limited liability company or other entity of which such Supporting Shareholder and/or the immediate family of such Supporting Shareholder are the legal and beneficial owners of all the outstanding equity securities or similar interests; or (b) if such Supporting Shareholder is a corporation, partnership, trust, limited liability company or other business entity, (x) to another corporation, partnership, trust, limited liability company or other business entity that is an affiliate controlled by such Supporting Shareholder, (y) to one or more partners or members of such Supporting Shareholder or to an affiliate under common control with such Supporting Shareholder or (z) to any investment fund or other entity controlling, controlled by, managing or managed by or under common control with such Supporting Shareholder or affiliates of such Supporting Shareholder (including, for the avoidance of doubt, where such Supporting Shareholder is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership); provided, however, that a Transfer referred to in this sentence will be permitted only if, as a precondition to such Transfer, the transferee agrees in a written document, reasonably satisfactory in form and substance to 365, to be bound by all of the terms of the Voting Agreement.

Reimbursement of Hudson
Cantaloupe has agreed to reimburse Hudson and its directors, officers, employees and agents acting on Hudson’s behalf for out-of-pocket expenses incurred by them, as such expenses are incurred, whether such expenses were incurred prior to or after June 15, 2025, in connection with the negotiation, execution and performance of the Voting Agreement and any claims arising out of, related to or involving the Voting Agreement (including without limitation, reasonable fees and expenses of counsel), in each case except in the case of willful and material breach by Hudson or such representatives.

THE MERGER AGREEMENT
Explanatory Note Regarding the Merger Agreement
The summary of the material provisions of the Merger Agreement set forth below and elsewhere in this proxy statement is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this proxy statement as Annex A, and incorporated into this proxy statement by reference. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. We encourage you to read the Merger Agreement carefully and in its entirety. The rights and obligations of the parties are governed by the express terms of the Merger Agreement and not by this summary or any other information contained in this proxy statement.
The Merger Agreement is described in this proxy statement and included as Annex A only to provide investors and security holders with information regarding its terms and conditions and is not intended to provide any factual information about Cantaloupe, 365, Holdco, Holdco II or Merger Subsidiary or their respective businesses. Accordingly, the representations, warranties, covenants and other agreements in the Merger Agreement should not be read alone. Such information can be found elsewhere in this proxy statement or, in the case of Cantaloupe, in the public filings that Cantaloupe makes with the SEC, which are available without charge through the SEC’s website at www.sec.gov. See the section of this proxy statement titled “Where Shareholders Can Find More Information”.
The representations, warranties, covenants and other agreements in the Merger Agreement and described below were made only for the purposes of the Merger Agreement and solely for the benefit of the parties to the Merger Agreement as of specific dates. Such representations, warranties, covenants and other agreements were negotiated with the principal purposes of establishing the circumstances in which a party to the Merger Agreement may have the right not to close the Merger. Such representations, warranties, covenants and other agreements may have also been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, may or may not be accurate as of any specific date, may be subject to important limitations and qualifications (including exceptions thereto set forth in the disclosure letter agreed to by the contracting parties (which we refer to as the “Company Disclosure Letter”)) and may therefore not be complete. The representations, warranties, covenants and other agreements in the Merger Agreement may also be subject to a contractual standard of materiality applicable to the contracting parties that may differ from those applicable to shareholders and reports and documents filed with the SEC, and in some cases were qualified by the Company Disclosure Letter, which such disclosures are not reflected in the text of the Merger Agreement. Investors should not rely on the representations, warranties, covenants and other agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Merger Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed since the date of the Merger Agreement, and subsequent developments or new information qualifying a representation and warranty may not have been included in this proxy statement.
Structure of the Merger
At the effective time of the Merger, on the terms and subject to the conditions of the Merger Agreement, Merger Subsidiary will merge with and into Cantaloupe, with Cantaloupe surviving the Merger as a wholly owned subsidiary of Holdco II. The Cantaloupe Articles and the Cantaloupe Bylaws as in effect immediately prior to the effective time of the Merger will be the articles of incorporation and bylaws of the surviving corporation until thereafter amended as provided therein or in accordance with applicable law.
When the Merger Becomes Effective
The closing of the Merger will occur at 8:00 a.m., Eastern time, as soon as possible, but in any event no later than five business days following the date the conditions set forth in the Merger Agreement (other than those conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction or, to the extent permissible, waiver of those conditions at the closing) have been satisfied or, to the extent permissible, waived, or at such other time or on such other date as Cantaloupe and 365 may mutually agree in writing.
On the closing date, the parties to the Merger Agreement will cause (i) a statement of merger in such form as required by the PBCL to be properly executed and filed with the Department of State of the Commonwealth of Pennsylvania and (ii) a certificate of merger in such form as required by the DGCL relating to the Merger to be properly executed and filed with the Secretary of State of the State of Delaware, and will make all other filings or recordings required by applicable law. The Merger will become effective at such time agreed to by the parties to the Merger Agreement, which will be as soon as practicable following the filing of both of the statement of merger and the certificate of merger and will be expressly stated in such filings, or at such later time that the parties to the Merger Agreement may agree and designate in the statement of merger and certificate of merger as the effective time of the Merger.
Treatment of Common Stock
At the effective time of the Merger, each share of our common stock issued and outstanding immediately prior to the effective time of the Merger, but excluding the shares of common stock described in the following paragraph and the rollover shares (if any), will be converted into the right to receive $11.20 in cash, without interest and less any applicable withholding taxes.
At the effective time of the Merger, each share of Cantaloupe stock owned by Cantaloupe or any subsidiary of Cantaloupe as treasury stock (including all shares of preferred stock redeemed by Cantaloupe in accordance with the Merger Agreement) or owned by 365, Holdco, Holdco II or Merger Subsidiary, or by any other subsidiary of 365, immediately prior to the effective time of the Merger, will be canceled without payment.
Each rollover share (if any) will not be entitled to receive the merger consideration and will, (i) immediately prior to the effective time of the Merger, be subject to the treatment specified under the rollover agreement applicable to such rollover shares and (ii) at the effective time of the Merger, be canceled and retired and will cease to exist, and no consideration will be delivered in exchange for such cancellation and retirement. As of the date of this proxy statement, Douglas G. Bergeron, Chairman of the Board, has had preliminary discussions with representatives of 365 regarding a potential rollover arrangement with respect to shares of Cantaloupe’s common stock held by Mr. Bergeron, but, as of the date of this proxy statement, there is no understanding as to the amount of shares of Cantaloupe’s common stock that would be subject to such rollover arrangement, and no definitive agreement has been entered into between Mr. Bergeron and 365 or its affiliates regarding such potential rollover. Other than as described above, none of 365, Holdco, Holdco II, Merger Subsidiary or any of their respective affiliates has entered into any agreements, arrangements or understandings with respect to rollover shares.
For more information, see the sections of this proxy statement titled “The Merger—Effects of the Merger” and “The Merger—Interests of Certain Persons in the Merger—Employment Discussions; Rollover Agreements”.
Treatment of Merger Subsidiary Interests
At the effective time of the Merger, each share of common stock, par value $0.01 per share, of Merger Subsidiary issued and outstanding immediately prior to the effective time of the Merger will be converted into and become one newly issued, fully paid and non-assessable share of common stock, par value $0.01 per share, of the surviving corporation.
Treatment of Cantaloupe Equity Awards
At or immediately prior to the effective time of the Merger, each Cantaloupe RSU that is outstanding immediately prior to the effective time of the Merger will, automatically and without any action required on the part of the holder of such Cantaloupe RSU, become fully vested and free of restrictions and will be canceled and converted into the right to receive, in accordance with the terms of the Merger Agreement, an amount in cash equal to the merger consideration.
At or immediately prior to the effective time of the Merger, each Cantaloupe PSU that is outstanding immediately prior to the effective time of the Merger which remains subject to vesting based on achieving certain performance metrics will, automatically and without any action required on the part of the holder of such Cantaloupe PSU, become vested with respect to that number of shares of common stock based on deemed achievement of the performance metrics at target performance. Immediately thereafter, Cantaloupe PSUs will be canceled and converted into the right to receive, with respect to each such vested share of common stock underlying such Cantaloupe PSU, in accordance with the terms of the Merger Agreement, an amount in cash equal to the merger consideration.
At or immediately prior to the effective time of the Merger, each Cantaloupe Restricted Stock Award that is outstanding immediately prior to the effective time of the Merger will, automatically and without any action required on the part of the holder of such Cantaloupe Restricted Stock Award, become fully vested and free of restrictions and will be canceled and converted into the right to receive, in accordance with the terms of the Merger Agreement, an amount in cash equal to the merger consideration.

At or immediately prior to the effective time of the Merger, each In-the-Money Option that is outstanding immediately prior to the effective time of the Merger will, automatically and without any action required on the part of the holder of such Cantaloupe Option, become fully vested and free of restrictions and be canceled in exchange for cash in an amount equal to (i) the total number of shares of common stock for which such Cantaloupe Option is exercisable, multiplied by (ii) the excess of the merger consideration over the per share exercise price of such Cantaloupe Option. At the effective time of the Merger, each Out-of-the-Money Option that is outstanding immediately prior to the effective time of the Merger will be canceled without consideration and will be of no further force and effect.
Payment for Cantaloupe’s Common Stock
Prior to the effective time of the Merger, 365 must appoint an agent reasonably acceptable to Cantaloupe (which we refer to as the “Paying Agent”) for the purpose of paying the merger consideration in respect of (i) Certificates or (ii) Uncertificated Shares. Promptly after the effective time of the Merger (and after receipt by the Paying Agent from Cantaloupe’s transfer agent of all information reasonably necessary to enable the Paying Agent to effect the mailing; provided that 365 and the surviving corporation will use reasonable best efforts to obtain such information to enable such mailing to occur no later than the fifth business day following the effective time of the Merger), 365 must send, or cause the Paying Agent to send, to each holder of record of shares of common stock at the effective time of the Merger a letter of transmittal (in a form that was reasonably acceptable to Cantaloupe prior to the effective time of the Merger) and instructions (which will specify that the delivery will be effected, and risk of loss and title will pass, only upon proper delivery of the Certificates or transfer of the Uncertificated Shares to the Paying Agent) for use in such exchange.
Each holder of shares of common stock that have been converted into the right to receive the merger consideration will be entitled to receive, upon (i) surrender to the Paying Agent of a Certificate, together with a properly completed letter of transmittal (or affidavit in lieu of lost, stolen or destroyed Certificates), or (ii) receipt of an “agent’s message” by the Paying Agent (or such other evidence, if any, of transfer that the Paying Agent may reasonably request) in the case of a book-entry transfer of Uncertificated Shares, the merger consideration in respect of each share of common stock represented by a Certificate or Uncertificated Share. Until so surrendered or transferred, as the case may be, each such Certificate or Uncertificated Share will represent after the effective time of the Merger for all purposes only the right to receive the merger consideration, without interest thereon.
If any Certificate representing common stock has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by the surviving corporation, the posting by such person of a bond, in such reasonable amount as the surviving corporation may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will issue, in exchange for such lost, stolen or destroyed Certificate, the merger consideration to be paid in respect of the shares of common stock represented by such Certificate, as contemplated in the Merger Agreement.
At or prior to the effective time of the Merger, 365 must deposit, or cause to be deposited, with the Paying Agent, for the benefit of the holders of common stock, the Payment Fund. The Payment Fund will, pending its disbursement to the holders of common stock, be invested by the Paying Agent as directed by 365 or the surviving corporation in certain short-term obligations set forth in the Merger Agreement; provided that no such investment or losses will affect the amounts payable to the holders of common stock and 365 will promptly replace or cause to be replaced any lost funds deposited with the Paying Agent that are lost through any investment, or otherwise deposit funds to the Payment Fund so as to ensure that the Payment Fund is at all times maintained at a level sufficient for the Paying Agent to pay the aggregate merger consideration. Earnings from investments, subject to the immediately preceding proviso, will be paid to and will be the sole and exclusive property of 365 and the surviving corporation.
Representations and Warranties
Cantaloupe, on the one hand, and 365, Holdco, Holdco II and Merger Subsidiary, on the other hand, have each made representations and warranties in the Merger Agreement.
The representations and warranties contained in the Merger Agreement will not survive the effective time of the Merger.

Representations and Warranties of Cantaloupe
Cantaloupe has made customary representations and warranties to 365, Holdco, Holdco II and Merger Subsidiary in the Merger Agreement regarding aspects of Cantaloupe’s business and various other matters pertinent to the Merger, which are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. Some of the representations and warranties in the Merger Agreement made by Cantaloupe are qualified by “materiality” or “Material Adverse Effect” standards. For purposes of the Merger Agreement, “Material Adverse Effect” means, with respect to Cantaloupe or any of its subsidiaries, any change, effect, event, circumstance, development, condition or occurrence that has, or would reasonably be expected to have, a material adverse effect on the financial condition, business, assets or results of operations of Cantaloupe and its subsidiaries, taken as a whole, excluding any change, effect, event, circumstance, development, condition or occurrence resulting from or arising in connection with:
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changes in the financial, securities, credit or other capital markets or general economic or regulatory, legislative or political conditions, in the United States or any other country or region in the world;

•	general changes or developments in any of the industries in which Cantaloupe or its subsidiaries operate;
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geopolitical conditions, any outbreak or escalation of hostilities, acts of war (whether or not declared), acts of armed hostility, sabotage, terrorism, cybercrime or national or international calamity (or worsening of any such conditions) in the United States or any other country or region in the world;

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any hurricane, tornado, tsunami, flood, volcanic eruption, earthquake, nuclear incident, pandemic (including COVID-19), plagues, other outbreaks of illness or public health events (including quarantine restrictions mandated or recommended by any governmental authority in response to any of the foregoing), weather conditions or other natural or man-made disaster or other force majeure event in the United States or any other country or region in the world;

•	changes in applicable law or generally accepted accounting principles in the United States or the authoritative interpretation or enforcement thereof;
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changes in trade regulations, such as the imposition of new or increased trade restrictions, tariffs, trade policies or disputes, or changes in, or any consequences resulting from, any “trade war” or similar actions in the United States or any other country or region in the world;

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the failure, in and of itself, of Cantaloupe to meet any internal or published projections, forecasts, budgets, guidance, estimates or predictions in respect of revenues, earnings or other financial or operating metrics or other matters before, on or after the date of the Merger Agreement, or changes or prospective changes in the market price or trading volume of the securities of Cantaloupe or the credit rating of Cantaloupe (provided that the underlying facts giving rise or contributing to such failure or change may be taken into account in determining whether there has been a Material Adverse Effect if not excluded by other clauses of the definition);

•	the identity of, or any facts or circumstances solely relating to, 365, Holdco, Holdco II or Merger Subsidiary or their respective affiliates;
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the negotiation, pendency or consummation of the transactions contemplated by the Merger Agreement, including the impact thereof on the relationships of Cantaloupe or its subsidiaries with employees, partnerships, customers, suppliers or governmental authorities (including the failure to obtain any of the consents or approvals contemplated by the Merger Agreement);

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any shareholder class action, derivative or similar litigation, suit, action or proceeding in respect of the Merger Agreement or any other transaction document (or the transactions contemplated thereby); and

•	the availability or cost of equity, debt or other financing to 365, Holdco, Holdco II and Merger Subsidiary;
provided, however, that in the case of circumstances described in the first six bullets, any change, effect, event, circumstance, development, condition or occurrence may be taken into account in determining whether or not there has been a Material Adverse Effect only to the extent any such change, effect, event, circumstance, development, condition or occurrence has a disproportionate adverse impact on Cantaloupe and its subsidiaries, taken as a whole, as compared to other companies of a similar size operating in the industry in which Cantaloupe operates, in which case only the incremental disproportionate adverse impact on Cantaloupe and its subsidiaries may be taken into account in determining whether there has been a Material Adverse Effect.

The topics covered by Cantaloupe’s representations and warranties relate to, among other things, the following:
•	the organization, qualification to do business and good standing of Cantaloupe, and Cantaloupe’s compliance with the Cantaloupe Articles and the Cantaloupe Bylaws;
•	Cantaloupe’s authority to enter into and consummate the transactions contemplated by the Merger Agreement;
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the determination by the Board to approve and declare advisable the Merger Agreement and the transactions contemplated by the Merger Agreement, and to recommend the approval and adoption of the Merger Agreement by Cantaloupe shareholders;

•	the governmental and regulatory approvals required to consummate the transactions contemplated by the Merger Agreement;
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the absence of (i) conflicts with, or violations of, laws or organizational documents, (ii) the occurrence of any default or loss of any benefit under any agreement or (iii) the creation of any lien (other than a permitted lien), in each case as a result of Cantaloupe’s execution or delivery of the Merger Agreement or the performance by Cantaloupe of its covenants under, or the consummation of the transactions contemplated by, the Merger Agreement;

•	the capital structure and the absence of restrictions and violations of any preemptive or similar right, purchase option, call or right of first refusal or similar.
•	the outstanding equity awards of Cantaloupe and certain terms of the preferred stock;
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Cantaloupe’s subsidiaries, including, among other things, the organization, qualification to do business, good standing, capital structure and absence of restrictions with respect to the capital stock of such subsidiaries;

•	Cantaloupe’s SEC filings since July 1, 2022 and the financial statements contained in such filings;
•	Cantaloupe’s and its subsidiaries’ systems of internal control over financial reporting and disclosure controls and procedures;
•	Cantaloupe’s compliance with applicable listing and corporate governance rules and regulations of Nasdaq;
•	the information contained in this proxy statement;
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the absence of any Material Adverse Effect on Cantaloupe and certain other event, occurrence, development of a state of circumstances or facts since June 30, 2024 through the date of the Merger Agreement;

•	the absence of undisclosed material liabilities;
•	Cantaloupe’s and its subsidiaries’ permits and compliance with laws, including laws related to bank regulations, anti-corruption, anti-bribery, anti-money laundering and the payments industry;
•	the absence of pending or threatened litigation;
•	Cantaloupe’s and its subsidiaries’ leased real property;
•	Cantaloupe’s and its subsidiaries’ intellectual property;
•	tax matters related to Cantaloupe and its subsidiaries;
•	employee benefits matters related to Cantaloupe and its subsidiaries;
•	labor matters related to Cantaloupe and its subsidiaries;
•	the insurance coverage of Cantaloupe and its subsidiaries;
•	environmental matters related to Cantaloupe and its subsidiaries;
•
the existence and enforceability of specified categories of material contracts, and the absence of any breach or default under the terms thereof or occurrence of an event that would constitute a default thereunder;

•	Cantaloupe’s and its subsidiaries’ compliance with data protection laws and binding guidelines and standards;
•
the absence of investment banker’s, broker’s, finder’s or other intermediary’s fees in connection with the transactions contemplated by the Merger Agreement, other than those payable to J.P. Morgan, as well as other fees payable by Cantaloupe in connection with the transactions contemplated by the Merger Agreement;

•	the rendering by J.P. Morgan of its opinion to the Board;
•	the inapplicability of takeover provisions to the Merger;
•	Cantaloupe’s and its subsidiaries’ compliance with applicable trade laws; and
•	the absence of related party transactions and agreements.
Representations and Warranties of 365, Holdco, Holdco II and Merger Subsidiary
365, Holdco, Holdco II and Merger Subsidiary have made customary representations and warranties to Cantaloupe in the Merger Agreement regarding themselves and matters pertinent to the Merger, which are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement.
The topics covered by 365’s, Holdco’s, Holdco II’s and Merger Subsidiary’s representations and warranties include the following:
•	the organization, qualification to do business and good standing of 365, Holdco, Holdco II and Merger Subsidiary;
•	365’s, Holdco’s, Holdco II’s and Merger Subsidiary’s authority to enter into and consummate the transactions contemplated by the Merger Agreement;
•	the governmental and regulatory approvals required to consummate the transactions contemplated by the Merger Agreement;
•
the absence of (i) conflicts with, or violations of, laws or organizational documents, (ii) the occurrence of any default or loss of any benefit under any agreement or (iii) the creation of any lien (other than a permitted lien), in each case as a result of 365’s, Holdco’s, Holdco II’s and Merger Subsidiary’s execution or delivery of the Merger Agreement or the performance by 365, Holdco, Holdco II and Merger Subsidiary of its covenants under, or the consummation by 365, Holdco, Holdco II and Merger Subsidiary of the transactions contemplated by, the Merger Agreement;

•	the accuracy of information provided by 365, Holdco, Holdco II and Merger Subsidiary for use in this proxy statement;
•
the Debt Commitment Letter and the availability of financing to consummate the Merger and pay the merger consideration and other amounts payable pursuant to the Merger Agreement and other transaction documents;

•	the solvency of 365, Holdco, Holdco II and Merger Subsidiary;
•
the absence of any contract or commitment to enter into any formal or informal arrangements or other understandings (whether or not binding) with any shareholder, director, officer, employee or other affiliate of Cantaloupe or its subsidiaries (a) relating to (i) the Merger Agreement or the Merger; or (ii) the surviving corporation or any of its subsidiaries, businesses or operations (including as to continuing employment) from and after the closing of the Merger; or (b) pursuant to which any (x) holder of capital stock of Cantaloupe would be entitled to receive consideration of a different amount or nature than the merger consideration (or if applicable, the amounts payable to holders of preferred stock pursuant to the Merger Agreement) in respect of such holder’s shares of capital stock of Cantaloupe; (y) holder of common stock has agreed to approve the Merger Agreement or vote against any Superior Proposal; or (z) shareholder, director, officer, employee or other affiliate of Cantaloupe has agreed to provide, directly or indirectly, equity investment to 365, Holdco, Holdco II, Merger Subsidiary or Cantaloupe to finance any portion of the Merger;

•	the absence of certain pending or threatened litigation;

•	the absence of ownership by 365 or its affiliates of Cantaloupe stock or other securities of Cantaloupe;
•
the absence of any requirement that shareholders of 365, Holdco or Holdco II, or the holders of any other securities of 365, Holdco or Holdco II, vote in order for 365, Holdco or Holdco II to consummate the transactions contemplated by the Merger Agreement;

•	the operations of Holdco, Holdco II and Merger Subsidiary; and
•	the absence of investment banker’s, broker’s, finder’s or other intermediary’s fees other than those payable to William Blair & Company.
Covenants Regarding Conduct of Business by Cantaloupe Pending the Merger
Cantaloupe has agreed to certain covenants in the Merger Agreement restricting the conduct of its business between the date of the Merger Agreement and the effective time of the Merger or, if applicable, the date on which the Merger Agreement is terminated. In general, Cantaloupe has agreed that, except for matters set forth in the Company Disclosure Letter, as expressly contemplated by the Merger Agreement, as required by applicable law or with the prior written consent of 365, from and after the date of the Merger Agreement until the effective time of the Merger, Cantaloupe will, and will cause each of its subsidiaries to, use commercially reasonable efforts to conduct its business in the ordinary course consistent with past practice in all material respects and to preserve intact its present business organization in all material respects, keep available the services of its directors, officers and key employees and maintain satisfactory relationships with its customers, lenders, suppliers and others having material business relationships with it. No action by Cantaloupe or any of its subsidiaries with respect to the matters specifically addressed below will be deemed to be a breach of the covenant described in this paragraph unless such action would constitute a breach of the restrictions described below.
Without limiting the generality of the preceding paragraph, Cantaloupe has agreed that, except for matters set forth in the corresponding section of the Company Disclosure Letter, as expressly contemplated by the Merger Agreement, as required by applicable law or with the prior written consent of 365, between the date of the Merger Agreement and the effective time of the Merger, Cantaloupe will not and will not permit any of its subsidiaries to:
•
(i) amend the Cantaloupe Articles or the Cantaloupe Bylaws, or (ii) amend the comparable organizational documents of any subsidiary of Cantaloupe, other than, with respect to clause (ii), for any changes that would not be material;

•	split, combine or reclassify any shares of its capital stock or capital stock of any subsidiary;
•
declare, set aside or pay any dividends on, or make any other distributions (whether in cash, stock, property or otherwise) in respect of, or enter into any agreement with respect to the voting of, any capital stock of Cantaloupe or its subsidiaries, other than dividends and distributions by a direct or indirect wholly-owned subsidiary of Cantaloupe to its parent or Cantaloupe;

•
redeem, repurchase or otherwise acquire or offer to redeem, repurchase or otherwise acquire any of Cantaloupe’s securities or any of Cantaloupe’s subsidiaries’ securities, other than (i) the withholding of shares of Cantaloupe preferred and common stock to satisfy tax obligations with respect to awards granted pursuant to Cantaloupe stock plans, (ii) as required by any employee plan with respect to Cantaloupe equity awards outstanding as of the date of the Merger Agreement or granted after the date of the Merger Agreement and not in violation of the Merger Agreement or (iii) the Redemption Notice and the Redemption;

•
issue, deliver, sell, grant, pledge, transfer, subject to any lien (other than liens under applicable securities laws) or otherwise encumber or dispose of, any of Cantaloupe’s securities or of Cantaloupe’s subsidiaries’ securities, other than (i) the issuance of any shares of Cantaloupe stock upon the exercise or settlement of Cantaloupe equity awards in accordance with their terms on the date of the Merger Agreement, (ii) the issuance of shares of Cantaloupe stock as required by any employee plan as in effect on the date of the Merger Agreement, (iii) the issuance of any shares of Cantaloupe stock issuable upon conversion of preferred stock, (iv) the issuance of any of Cantaloupe’s subsidiaries’ securities to Cantaloupe or any other wholly-owned subsidiary of Cantaloupe, and (v) permitted liens on Cantaloupe’s subsidiaries’ securities;

•	amend any term of any of Cantaloupe’s securities or any of Cantaloupe’s subsidiaries’ securities;

•	incur any capital expenditures or any obligations or liabilities in respect thereof, other than as contemplated by the capital expenditure budget set forth in the Company Disclosure Letter;
•
adopt a plan or agreement of, or resolutions providing for or authorizing, complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization, each with respect to Cantaloupe or any of its subsidiaries (other than reorganizations solely among subsidiaries of Cantaloupe);

•
acquire (by merger, amalgamation, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, any person or any equity interest in such person, if the aggregate amount of consideration paid or transferred by Cantaloupe and its subsidiaries would exceed $1,000,000 individually or $4,000,000 in the aggregate, other than the Redemption;

•
sell, lease, transfer, license, sublicense, covenant not to assert, abandon, allow to lapse or expire, assign or otherwise dispose of or subject to any lien (other than any permitted lien) or grant a third party any rights under or with respect to any (a) asset having a value in excess of $1,000,000 individually or $4,000,000 in the aggregate or (b) any material Cantaloupe owned intellectual property, other than (i) transactions solely among Cantaloupe and its subsidiaries or solely among Cantaloupe’s subsidiaries, (ii) non-exclusive licenses with respect to intellectual property in the ordinary course of business consistent with past practice or (iii) with respect to immaterial or obsolete intellectual property;

•	disclose any material trade secrets of Cantaloupe or any of its subsidiaries (other than in the ordinary course of business to a person bound by adequate confidentiality obligations);
•
create, incur, assume or guarantee any indebtedness or issue any debt securities or guarantees of the same for any other indebtedness, except for (i) revolving borrowings under the Credit Agreement as in effect as of the date of the Merger Agreement, incurred in the ordinary course of business to satisfy trade payables, as permitted pursuant to the terms of the Credit Agreement as in effect as of the date of the Merger Agreement and which will be repaid in full at the closing; (ii) guarantees or credit support provided by Cantaloupe or any of its subsidiaries of the obligations of Cantaloupe, or any of its subsidiaries in the ordinary course of business consistent with past practice to the extent such indebtedness is in existence on the date of the Merger Agreement or incurred in compliance with clause (i) of this bullet and (iii) any indebtedness solely among Cantaloupe and its subsidiaries or among Cantaloupe’s subsidiaries;

•
except in the ordinary course of business consistent with past practice or as required by their terms as in effect on the date of the Merger Agreement, (i) enter into any contract that would, if entered into prior to the date of the Merger Agreement, be a material contract, (ii) modify, amend, or terminate any material contract or any contract that would, if entered into prior to the date of the Merger Agreement, be a material contract or (iii) waive, release, terminate, amend, renew or assign any material rights or claims of Cantaloupe or any of its subsidiaries under any material contract or any contract that would, if entered into prior to the date of the Merger Agreement, be a material contract;

•
except as required under the terms of any employee plan as in effect on the date of the Merger Agreement: (i) increase or agree to increase the compensation or employee benefits payable or to become payable to any current or former employee, director or natural person independent contractor of Cantaloupe or any of its subsidiaries, other than in the ordinary course of business consistent with past practice with respect to adjustments to base salaries or base wages of employees or officers whose annualized cash compensation for the current calendar year is scheduled to be less than $250,000, (ii) grant, take any action to accelerate, or modify the period of exercisability or vesting of, any equity compensation awards, (iii) establish, adopt, enter into or amend any collective bargaining agreement, or recognize any union or other labor organization as a representative of any employee of Cantaloupe or its subsidiaries, (iv) hire (other than to fill an open position in the ordinary course of business) or terminate (other than for cause) any employee or natural person independent contractor whose annualized compensation is greater than $250,000, (v) establish, adopt, enter into, materially amend or terminate any employee plan or any plan, contract, policy or program that would be an employee plan if in effect as of the date of the Merger Agreement; or (vi) grant or increase any transaction bonus, retention bonus, severance or termination pay to, or enter into any transaction bonus, retention bonus or severance agreement with, any of Cantaloupe’s or any of its subsidiaries’ directors, officers, employees or natural person independent contractors;

•
waive, release, assign, settle or compromise any action, suit or proceeding, except in an amount and for consideration paid by Cantaloupe or any of its subsidiaries, in respect of any action, suit or proceeding or series of related actions, suits or proceedings, not in excess of $1,000,000 individually or $5,000,000 in the aggregate and, in each case, that would not impose any material restriction on the business of 365 or any of its subsidiaries (including the surviving corporation and its subsidiaries) after the closing other than with respect to transaction litigation, which will be governed by Section 8.06 of the Merger Agreement;

•
make any material change in any financial accounting principles, methods or practices or any of its methods of reporting income, deductions or other material items for financial accounting purposes, in each case except for any such change required by generally accepted accounting principles in the United States or applicable law, including Regulation S-X under the Exchange Act;

•
voluntarily terminate, cancel, amend or modify any material insurance coverage policy maintained by Cantaloupe or any of its subsidiaries that is not concurrently replaced by a comparable amount of insurance coverage, other than renewals in the ordinary course of business consistent with past practice;

•
(i) make, change or revoke any material tax election, (ii) change (or request to change) any annual tax accounting period, (iii) adopt or change (or request to change) any method of tax accounting, (iv) amend or refile any tax return, (v) enter into any “closing agreement” for tax purposes, (vi) settle or compromise any tax claim, audit, assessment or other tax proceeding, (vii) request or consent to any extension or waiver of the statutory period of limitations applicable to any claim or assessment in respect of taxes or any period within which an assessment or reassessment of taxes may be issued, (viii) file or make any requests for tax rulings or special tax incentives with any governmental authority, (ix) prepare or file any tax return (or take any position thereon) in a manner inconsistent with past practice, (x) surrender any claim for a refund of taxes or (xi) fail to pay any material tax when due;

•	implement or announce any permanent plant closings or permanent facility shut downs that would implicate the Worker Adjustment and Retraining Notification Act of 1988;
•	commence any material new line of business or discontinue any existing line of business;
•	enter into, adopt or authorize the adoption of any stockholder rights agreement, “poison pill” or similar antitakeover agreement or plan;
•
enter into any contract or arrangement that would have been a Company Advisor Agreement (as defined in the Merger Agreement) if in effect as of the date of the Merger Agreement or amend any of the Company Advisor Agreements; or

•	agree, authorize or commit to do any of the foregoing.
No Solicitation of Acquisition Proposals; Changes in Board Recommendation
Except as expressly permitted by the Merger Agreement, Cantaloupe has agreed that it nor any of its subsidiaries or any of their respective officers, directors or financial advisors will, and it and its subsidiaries will use its reasonable efforts to cause its and their other representatives not to, directly or indirectly:
•	solicit, initiate, propose or take any action to knowingly facilitate or knowingly encourage the submission of any Acquisition Proposal or any Inquiry;
•
furnish any nonpublic information relating to Cantaloupe or any of its subsidiaries or afford access to the business, properties, assets, books or records of Cantaloupe or any of its subsidiaries to any third party or its representatives;

•
enter into, continue or otherwise participate or engage in any discussions or negotiations with, or otherwise knowingly cooperate or knowingly assist, participate in, facilitate or knowingly encourage any effort by, any third party or its representatives regarding any Acquisition Proposal or any Inquiry;

•
take any action to make any “moratorium”, “control share acquisition”, “fair price”, “supermajority”, “affiliate transactions” or “business combination statute or regulation” or other similar anti-takeover laws and regulations under the PBCL or the Cantaloupe Articles inapplicable to any third party (other than 365, Holdco, Holdco II or Merger Subsidiary) or any Acquisition Proposal; or

•
enter into, any letter of intent, memorandum of understanding, agreement (including an acquisition agreement, merger agreement, option agreement, expense reimbursement agreement, joint venture agreement or other similar agreement), legally binding commitment or agreement in principle with respect to any Acquisition Proposal, in each case, other than an acceptable confidentiality agreement entered into in accordance with the following paragraph, (any such agreement, we refer to as an “Company Acquisition Agreement”);

provided that, notwithstanding the foregoing or anything to the contrary in the Merger Agreement, Cantaloupe and its subsidiaries and its and their representatives will enforce, and will not be permitted to waive, terminate or modify, any standstill provisions in any agreement with any third party to the extent such standstill provisions would prohibit such third party from making an Acquisition Proposal to the Board (or any committee thereof), unless (i) if requested by a person party to such standstill solely to permit the applicable person to make, on a confidential basis to the Board, an Acquisition Proposal conditioned upon such person agreeing to compliance by Cantaloupe with this paragraph, the Board has determined in good faith, after consultation with its outside legal counsel, that the failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable law and (ii) if such determination in clause (i) is made, Cantaloupe provides prompt written notice to 365 of the taking of such action. Without limiting the foregoing, it is understood that any action taken by any of Cantaloupe’s subsidiaries or representatives that would constitute a breach of this paragraph if taken by Cantaloupe, will constitute a breach by Cantaloupe of this paragraph. Notwithstanding anything to the contrary contained in this paragraph, Cantaloupe and its representatives may direct any third party that has made Acquisition Proposal or an Inquiry to the restrictions set forth in Section 6.03 of the Merger Agreement.
Notwithstanding the foregoing, if at any time prior to obtaining the required Cantaloupe shareholder approval, Cantaloupe receives an unsolicited, bona fide written Acquisition Proposal made after the date of the Merger Agreement (and not withdrawn) from a third party that has not resulted from a material breach of Section 6.03 of the Merger Agreement, the Board may, prior to obtaining the required Cantaloupe shareholder approval and subject to compliance with this paragraph:
•
furnish nonpublic information relating to Cantaloupe or any of its subsidiaries or afford access to the business, properties, assets, books or records of Cantaloupe or any of its subsidiaries to such third party or its representatives; and

•
engage in negotiations or discussions with such third party and its representatives in response to such Acquisition Proposal, if and only if, (a) prior to taking any of the actions referred to in the two bullets here, (i) the Board determines in good faith, after consultation with its outside legal counsel and financial advisors, that such Acquisition Proposal constitutes or would reasonably be expected to result in a Superior Proposal, (ii) the Board determines in good faith, after consultation with Cantaloupe’s outside legal counsel, that the failure to take such actions in the two bullets here would be inconsistent with the directors’ fiduciary duties under applicable law; (iii) Cantaloupe delivers to 365 written notice advising 365 that Cantaloupe intends to take such action, (iv) Cantaloupe then receives from such third party an executed acceptable confidentiality agreement (provided that a copy of each such acceptable confidentiality agreement will be provided to 365 within 24 hours of execution of such acceptable confidentiality agreement) and (b) no more than 48 hours after taking any of the actions referred to in the first bullet here, Cantaloupe furnishes such non-public information to 365 (to the extent such nonpublic information has not been previously made available by Cantaloupe to 365).

Cantaloupe is required to promptly notify 365 (but in no event later than 24 hours) after receipt by Cantaloupe (or any of its representatives) of (i) any Acquisition Proposal made after the date of the Merger Agreement and (ii) any written request made after the date of the Merger Agreement for information relating to Cantaloupe or any of its subsidiaries or for access to the business, properties, assets, books or records of Cantaloupe or any of its subsidiaries by any third party in connection with, or that, to the knowledge of Cantaloupe or any member of the Board, is considering making, or is reasonably likely to make after the date of the Merger Agreement, an Acquisition Proposal, which written notice will identify the relevant third party and, to the extent known or available, the material terms and conditions of, any such Acquisition Proposal (including any material changes or proposed changes thereto) and include copies of any proposed agreements, material documentation and other written materials, including relating to the financing thereof. Thereafter, Cantaloupe will keep 365 reasonably informed, on a reasonably prompt and timely basis (but in no event later than 24 hours following receipt of applicable details by Cantaloupe), of the status and details of any such Acquisition Proposal (including any changes or proposed thereto), including providing copies of any revised agreements, written documentation or materials relating to such Acquisition Proposal, including relating to the financing thereof.
The Board will not:
•
(i) withdraw or withhold or (ii) qualify, amend or modify (or publicly propose to fail to make, withdraw, withhold, qualify, amend or modify) in any manner adverse to 365, the Board recommendation (which, any of the foregoing in this bullet, we refer to as an “Adverse Recommendation Change”);

•	fail to include the Board recommendation in the proxy statement;
•	recommend, adopt, endorse, approve or otherwise declare advisable or publicly propose to recommend, adopt, endorse or approve or otherwise declare advisable any Acquisition Proposal;
•	cause or permit Cantaloupe or any of its subsidiaries to execute or enter into, any Company Acquisition Agreement;
•
fail to reaffirm the Board recommendation, or fail to reaffirm its determination that the Merger and the other transactions contemplated thereby are in the best interests of the Cantaloupe shareholders, in each case within five business days after 365 reasonably requests in writing that such recommendation or determination be reaffirmed (or, if earlier, by the fifth business day prior to the then-scheduled Cantaloupe shareholder meeting);

•	submit to the Cantaloupe shareholders for approval or adoption any Acquisition Proposal or agreement relating to an Acquisition Proposal;
•
fail to publicly announce, within ten business days after an Acquisition Proposal structured as a tender offer or exchange offer relating to the securities of Cantaloupe will have been commenced, a statement disclosing that the Board recommends rejection of such tender or exchange offer;

•	fail to issue, within three business days after an Acquisition Proposal is publicly announced, a press release announcing its opposition to such Acquisition Proposal; or
•
take any action to make any “moratorium”, “control share acquisition”, “fair price”, “supermajority”, “affiliate transactions” or “business combination statute or regulation” or other similar anti-takeover laws and regulations under the PBCL or the Cantaloupe Articles inapplicable to any third party or any Acquisition Proposal (any such event in the foregoing bullets, other than the first bullet, we refer to as a “Triggering Event”).

Notwithstanding anything to the contrary set forth in the Merger Agreement, prior to obtaining the required Cantaloupe shareholder approval, the Board may, in response to a Superior Proposal, (i) make an Adverse Recommendation Change and/or (ii) terminate the Merger Agreement to concurrently enter into a definitive agreement with respect to such Superior Proposal in accordance with the termination rights of Cantaloupe set forth in the Merger Agreement, if, and only if:
•
Cantaloupe has received an unsolicited bona fide written Acquisition Proposal made after the date of the Merger Agreement that has not been withdrawn and did not result from a material breach of the obligations set forth in Section 6.03 of the Merger Agreement;

•
the Board determines in good faith, after consultation with outside counsel and its financial advisors (x) that such Acquisition Proposal constitutes a Superior Proposal and (y) in light of such Superior Proposal, and absent any further revisions to the terms and conditions of the Merger Agreement, that the failure to take the actions set forth in clauses (i) or (ii) in the preceding paragraph, as applicable, would be inconsistent with the directors’ fiduciary duties under applicable law;

•
Cantaloupe promptly notifies 365 in writing at least four business days before taking such action, that Cantaloupe intends to take such action, which notice attaches the most current unredacted version of any proposed Company Acquisition Agreement (provided that, with respect to any debt commitment letter delivered in connection herewith, applicable fee letters may be provided in the same redacted form if such letters are received by Cantaloupe in such redacted form) and a reasonably detailed summary of all material terms and conditions of such Superior Proposal and the identity of the third party making such Superior Proposal and states that the Board has determined in good faith, after consultation with its financial advisors and outside counsel, that failure to take the actions set forth in clauses (i) or (ii) in the preceding paragraph, as applicable, would be inconsistent with the directors’ fiduciary duties under applicable law, and that the Board intends to effect an Adverse Recommendation Change or terminate the Merger Agreement pursuant to the termination rights of Cantaloupe set forth in the Merger Agreement absent revisions to the terms and conditions of the Merger Agreement that would cause such Acquisition Proposal to cease to constitute a Superior Proposal (it being understood that the notice in and of itself will not constitute an Adverse Recommendation Change for purposes of the Merger Agreement unless an Adverse Recommendation Change has otherwise occurred);
•
if requested by 365, during such four business day period, Cantaloupe and its representatives will have discussed and negotiated in good faith with 365 regarding any proposal by 365 to amend the terms of the Merger Agreement in response to such Superior Proposal so that such Acquisition Proposal ceases to constitute a Superior Proposal (it being understood that any material revision to the terms of a Superior Proposal, including any revision in price, will require a new notice from Cantaloupe to 365 of any such material revision and cause such notice period to be extended to ensure that at least three business days remain in such notice period subsequent to the time Cantaloupe notifies 365 of any such material revision, and that such notice period may be extended multiple times), the intent and purpose of which is to amend the Merger Agreement in such a manner that obviates the need the actions set forth in clauses (i) or (ii) in the preceding paragraph, as applicable;

•
the Board has considered in good faith any revisions to the terms of the Merger Agreement proposed by 365 in writing as a result of the negotiations required by the fourth bullet above or otherwise; and

•
following the end of such period, the Board, after discussions with Cantaloupe’s financial advisors and outside legal counsel, determines in good faith, taking into account any revisions to the terms and conditions of the Merger Agreement proposed by 365 in writing as a result of the negotiations required by the fourth bullet above or otherwise, that such Acquisition Proposal continues to constitute a Superior Proposal such that the Board’s failure to take the actions set forth above would be inconsistent with the directors’ fiduciary duties under applicable law.

After delivery of any written notice pursuant to the foregoing, and until the valid termination of the Merger Agreement in accordance with its terms, Cantaloupe will promptly keep 365 informed of all material developments affecting the material terms of any such Superior Proposal.
Notwithstanding anything to the contrary set forth in the Merger Agreement, prior to obtaining the required Cantaloupe shareholder approval, the Board may, in response to an Intervening Event, make an Adverse Recommendation Change; provided, however, that the Board will not be entitled to effect such an Adverse Recommendation Change until:
•
Cantaloupe has given 365 at least four business days’ prior written notice in advance of any meeting of the Board at which the Board will consider whether the Intervening Event requires the Board to take such action, specifying the date and time of such meeting and specifying the reasons therefor, which notice will include a reasonably detailed description of the facts relating to the applicable Intervening Event (it being understood that this notice itself will not constitute an Adverse Recommendation Change for purposes of this Agreement);

•
the Board determines in good faith, after consultation with Cantaloupe’s financial advisors and outside legal counsel, that the failure of the Board to take such action would be inconsistent with the directors’ fiduciary duties under applicable law;

•
following such meeting, Cantaloupe provides to 365 written notice to the effect that the Board has determined in good faith, after consultation with its financial advisors and outside counsel, that the Board proposes to effect an Adverse Recommendation Change absent any revision to the terms and conditions of the Merger Agreement;

•
during the four business day period following the date on which such notice of an Intervening Event is delivered to 365, Cantaloupe will and will cause its representatives to, if requested by 365, negotiate in good faith with 365 (it being understood and agreed that each material development with respect to an

Intervening Event will require a new notice from Cantaloupe to 365 of any such material development and cause such notice period to be extended to ensure that at least three business days remain in the notice period subsequent to the time Cantaloupe notifies 365 of any such material development, and that the notice period may be extended multiple times), to make adjustments to the terms and conditions of the Merger Agreement in a manner that obviates the need for such Adverse Recommendation Change;
•
the Board has considered in good faith any revisions to the terms of the Merger Agreement proposed by 365 in writing as a result of the negotiations required by the fourth bullet above or otherwise; and

•
following the end of such period, the Board, after consultation with Cantaloupe’s financial advisors and outside legal counsel and taking into account any revisions to the terms and conditions of the Merger Agreement proposed by 365 in writing as a result of the negotiations required by the fourth bullet above or otherwise, will have determined in good faith that the failure of the Board to make such an Adverse Recommendation Change in response to such Intervening Event still would be inconsistent with the directors’ fiduciary duties under applicable law.

Cantaloupe, its subsidiaries and their respective officers, directors and financial advisors will, and Cantaloupe and its subsidiaries will cause their other representatives engaged in connection with the transactions contemplated in the Merger Agreement to, cease immediately and cause to be terminated any and all existing activities, solicitations, discussions or negotiations, if any, with any third party conducted prior to the date of the Merger Agreement with respect to any Acquisition Proposal or Inquiry. Cantaloupe will immediately terminate access by any third party to any data room and promptly request each third party that has executed a confidentiality agreement prior to the date of the Merger Agreement in connection with its consideration of acquiring Cantaloupe or any of its subsidiaries to return or destroy (as provided in the terms of such confidentiality agreement) all confidential information furnished to such third party prior to the date of the Merger Agreement by or on behalf of it or any of its subsidiaries.
Nothing contained in Section 6.03 of the Merger Agreement will prohibit Cantaloupe or the Board from (i) taking and disclosing to the shareholders of Cantaloupe a position contemplated by Rule 14e-2(a) or Rule 14d-9 promulgated under the Exchange Act (or any similar communication to the shareholders of Cantaloupe in connection with the making or amendment of a tender offer or exchange offer), (ii) making any disclosure to the shareholders of Cantaloupe that is required by applicable law or Nasdaq or (iii) making any “stop, look and listen” communication to the shareholders of Cantaloupe pursuant to Rule 14d-9(f) under the Exchange Act, including, in each case, such disclosures that contain a factually accurate statement by Cantaloupe or the Board (or a committee thereof) that states that Cantaloupe has received an Acquisition Proposal, the identity of the person making such Acquisition Proposal, the material terms of such Acquisition Proposal and the provisions of the Merger Agreement applicable with respect thereto; provided, however, that any such disclosure will constitute an Adverse Recommendation Change if the Board fails to expressly and publicly reaffirm the Board recommendation in such public disclosure.
For the purposes of the Merger Agreement, an “Acquisition Proposal” means, other than the transactions contemplated by the Merger Agreement, any bona fide offer or proposal of any third party relating to (a) any acquisition or purchase (including through any sale, lease, exchange, license, transfer, mortgage, pledge or disposition), direct or indirect, of assets (including equity securities of a subsidiary of Cantaloupe) having a fair market value (as determined in good faith by the Board) equal to 15% or more of the fair market value (as determined in good faith by the Board) of the consolidated assets of Cantaloupe, or to which 15% or more of the consolidated revenues or earnings of Cantaloupe are attributable, or of 15% or more of any class of equity or voting securities of Cantaloupe, (b) any takeover offer, tender offer or exchange offer or other similar transaction that, if consummated, would result in such third party beneficially owning 15% or more of any class of equity or voting securities of Cantaloupe, (c) a merger, consolidation, business combination, liquidation, dissolution, amalgamation, share exchange, joint venture, partnership, recapitalization, reorganization or other similar transaction (i) involving Cantaloupe or any of its subsidiaries whose assets, individually or in the aggregate, have a fair market value (as determined in good faith by the Board) equal to 15% or more of the fair market value (as determined in good faith by the Board) of the consolidated assets of Cantaloupe, or to which 15% or more of the consolidated revenues or earnings of Cantaloupe, are attributable or (ii) pursuant to which the shareholders of Cantaloupe immediately prior to the consummation of such transaction would, as a result of such transaction, hold less than 85% of the equity or voting securities of Cantaloupe, or (d) any combination of the foregoing.
For the purposes of the Merger Agreement, a “Superior Proposal” means a bona fide, unsolicited written Acquisition Proposal (with references to “15% or more” and “85%” being deemed to be replaced with a reference to “a majority”) by a third party, which did not result from or arise out of a material breach of Section 6.03 of the Merger Agreement, and which the Board determines in good faith after consultation with Cantaloupe’s outside legal and financial advisors to be more favorable to Cantaloupe and its shareholders from a financial point of view than the Merger, taking into account all financial, legal, financing (including availability thereof), regulatory and other aspects of such proposal, and risks, likelihood and timing of consummation of such proposal, such other matters that the Board deems relevant and any changes to the terms of the Merger Agreement proposed by 365 in response to such Superior Proposal.
For the purposes of the Merger Agreement, an “Intervening Event” means an event, fact, circumstance, development or occurrence, in each case, that is material to Cantaloupe and its subsidiaries, taken as a whole, that (i) is not known to or reasonably foreseeable by the Board as of the date of the Merger Agreement, (ii) first becomes known to or by the Board prior to obtaining the required Cantaloupe shareholder approval and (iii) does not relate to an Acquisition Proposal or any matter relating thereto or consequence thereof; provided that changes in the market price or trading volume of the shares of Cantaloupe stock or the fact that Cantaloupe meets or exceeds internal or published projections, budgets, forecasts or estimates of revenues, earnings or other financial metrics will not constitute, or be considered in determining whether there has been, an Intervening Event (but any underlying causes of such changes or facts may constitute, or be taken into account in determining whether there has been, an Intervening Event).
Shareholder Meeting
Commencing upon the initial submission to the SEC of the preliminary proxy statement, Cantaloupe will, on a bi-weekly basis, run a broker search for a deemed record date of 20 business days after the date of such search. Promptly following clearance of the proxy statement by the SEC, Cantaloupe will (i) by resolutions of the Board, establish the earliest practicable record date for the Special Meeting, (ii) by resolutions of the Board, establish the earliest practicable date for a special meeting of its shareholders for the purpose of voting on the adoption of the Merger Agreement in accordance with Cantaloupe’s organizational documents and applicable law and (iii) solicit proxies to obtain the required Cantaloupe shareholder approval. In connection therewith, the Board will duly call, give notice of, convene and hold the Special Meeting within 40 days after the definitive proxy statement is mailed to shareholders of Cantaloupe.
Notwithstanding the immediately preceding sentence, Cantaloupe may adjourn or postpone the Special Meeting after consultation with 365, and if requested by 365 in writing, will adjourn or postpone the Special Meeting in compliance with applicable law (i) to the extent necessary to ensure that any supplement or amendment to the proxy statement that is required by applicable law is provided to Cantaloupe shareholders, (ii) if, as of the time for which the Special Meeting is scheduled as set forth in the proxy statement, there are an insufficient number of shares of Cantaloupe stock present or represented by proxy at the Special Meeting to constitute a quorum at such meeting, but only until there are a sufficient number of shares of Cantaloupe stock present or represented by proxy at the Special Meeting to obtain such a quorum or (iii) if as of the time for which the Special Meeting is scheduled as set forth in the proxy statement, there are insufficient shares of Cantaloupe stock represented (in person or by proxy) to obtain the required Cantaloupe shareholder approval, but only until there are a sufficient number of shares of common and preferred stock present or represented by proxy at the Special Meeting to obtain the required Cantaloupe shareholder approval; provided that the Special Meeting will not be adjourned or postponed pursuant to the foregoing clauses (ii) or (iii) to a date that is more than 15 days after the date on which the Special Meeting was originally scheduled without the prior written consent of 365 (which consent will not be unreasonably withheld, conditioned or delayed); provided further that with respect to an adjournment or postponement pursuant to the foregoing clauses (ii) or (iii), Cantaloupe will not change the record date for the Special Meeting without 365’s prior written consent (which consent will not be unreasonably withheld, conditioned or delayed) (it being understood and agreed, that if required by applicable law, Cantaloupe will be entitled to change the record date for the Special Meeting if such requirement by applicable law is unrelated to any adjournment or postponement pursuant to the foregoing clauses (ii) or (iii)). Notwithstanding the foregoing, in the event that Cantaloupe postpones or adjourns the Special Meeting pursuant to the foregoing sentence, Cantaloupe will reconvene and hold the Special Meeting as promptly as reasonably practicable thereafter. Subject to Section 6.03 of the Merger Agreement, the Board will (i) recommend the approval and adoption of the Merger Agreement by Cantaloupe’s shareholders, (ii) use its reasonable best efforts to obtain the required Cantaloupe shareholder approval and (iii) otherwise comply with applicable law.
Consents, Approvals and Filings
Cantaloupe and 365 have agreed (subject to the terms and conditions of the Merger Agreement) to cooperate with each other and use their reasonable best efforts to take, or cause to be taken, such actions and to do, or cause to be done, such things as are necessary, proper or advisable under applicable law to consummate the Merger as promptly as practicable. These actions include, subject to the terms and conditions of the Merger Agreement, (i) preparing and filing with any governmental authority as promptly as practicable after the date of the Merger Agreement all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents, (ii) obtaining and maintaining all permits, waivers and other confirmations required to be obtained from any governmental authority that are necessary to consummate the transactions contemplated by the Merger Agreement, in each case with respect to clauses (i) and (ii), subject to the parties’ obligations to cooperate pursuant to Section 8.01(b) of the Merger Agreement, (iii) defending or contesting any action, suit or proceeding challenging the Merger Agreement or the transactions contemplated by the Merger Agreement and (iv) executing and delivering any additional instruments necessary to consummate the transactions contemplated by the Merger Agreement.
In connection with the efforts referenced above, 365 will, and will cause its controlled affiliates, and their respective controlled representatives to, use their reasonable best efforts to take such steps as are necessary to avoid, eliminate or resolve each and every impediment and obtain all clearances, consents, approvals and waivers that may be necessary or required by any governmental authority, so as to enable the consummation of the Merger by the End Date, including:
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proposing, negotiating, offering to commit and effect (and if such offer is accepted, committing to and effecting), by order, hold separate order, trust or otherwise, the sale, divestiture, license, disposition or hold separate of the assets or businesses of Cantaloupe or its subsidiaries, or otherwise offering to take or offering to commit to take any action (including any action that limits its freedom of action, ownership or control with respect to, or its ability to retain or hold, any of the businesses, assets, product lines, properties or services of Cantaloupe or its subsidiaries), and if the offer is accepted, taking or committing to take such action (which we refer to, collectively, as a “Divestiture”); and

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terminating, relinquishing, modifying or waiving existing relationships, ventures, contractual rights, obligations or other arrangements of Cantaloupe or its subsidiaries (which we refer to, collectively, as a “Remedy”);

provided that, notwithstanding anything to the contrary in the Merger Agreement, (i) no such Divestiture or Remedy will be required if such Divestiture or Remedy would result in a Substantial Detriment (as defined below), and (ii) neither party will be required to take any of the actions referred to above with respect to a Divestiture or Remedy unless the effectiveness thereof is conditioned on the occurrence of the effective time of the Merger. For purposes of the preceding sentence, a Remedy or Divestiture will be deemed to result in a “Substantial Detriment” if such actions, considered individually or collectively, (w) for avoidance of doubt, involve any Divestiture or Remedy with respect to any asset or business of 365, its affiliates, or any of their subsidiaries or affiliates, (x) involve any Divestiture or Remedy with respect to certain of Cantaloupe’s assets and businesses, (y) would be materially detrimental to the business, assets, or financial condition of Cantaloupe and its subsidiaries, taken as a whole, or (z) would reasonably be expected to result in a reduction of the annual consolidated revenues of Cantaloupe of more than 12.5% (using the fiscal year ended as of June 30, 2024 in determining (A) the expected reduction of the annual consolidated revenues of Cantaloupe and (B) whether the threshold set forth in this sentence is reasonably expected to be exceeded).
U.S. Antitrust Clearance
Under the HSR Act and related rules, the Merger may not be completed until HSR Act notification and report forms have been filed with the Antitrust Division of the United States Department of Justice and the Federal Trade Commission (which we refer to as the “FTC”) and the statutory waiting period applicable to the Merger has expired or been terminated.
At any time before the effective time of the Merger, notwithstanding the expiration or termination of the waiting period under the HSR Act, the FTC or the Antitrust Division of the Department of Justice, or any state could take such action under antitrust laws as it deems necessary or desirable in the public interest with respect to the Merger, including seeking to enjoin the completion of the Merger, to rescind the Merger or to conditionally approve the Merger upon the divestiture of assets, or to impose restrictions on the operations of Cantaloupe or 365 following the completion of the Merger. Private parties may also seek to take legal action under the antitrust laws under certain circumstances. There can be no assurance that the Merger will not be challenged on antitrust grounds or, if such a challenge is made, that the challenge will not be successful.

Other Antitrust and Foreign Direct Investment Clearances
Outside of the United States, the Merger may be subject to the approval of certain other regulatory authorities. In each case, the Merger cannot be completed until the parties obtain clearance or approval to consummate the Merger or the applicable waiting periods have expired or been terminated.
The parties have agreed to use their reasonable best efforts to make the required filings as promptly as practicable, subject to cooperation between the parties pursuant to the Merger Agreement. The relevant regulatory authorities could take such actions under the applicable regulatory laws as they deem necessary or desirable, including enjoin the completion of the Merger, to rescind the Merger or to conditionally approve the Merger upon the divestiture of assets, or to impose restrictions on the operations of Cantaloupe or 365 following the completion of the Merger.
Other Employee Benefits Matters
With respect to employees of Cantaloupe or its subsidiaries immediately before the effective time of the Merger (which we refer to as a “Cantaloupe Employee”), for a period of 12 months following the closing (or, if earlier, the termination of the applicable Cantaloupe Employee’s employment with 365, the surviving corporation and their affiliates), 365 will, or will cause the surviving corporation to, provide (a) a base salary or wage rate and target cash incentive compensation opportunities each of which is no less favorable than those provided to the Cantaloupe Employee immediately prior to the effective time of the Merger and (b) employee benefits (excluding equity or equity-based awards, retiree health and welfare benefits, transaction and retention benefits) that are substantially comparable in the aggregate to (i) those provided to the Cantaloupe Employee immediately prior to the effective time of the Merger and (ii) those provided by 365 and its affiliates to their similarly situated employees (either (i) or (ii), at 365’s election).
Without limiting the generality of the above, during the greater of (a) the protection period provided in any employment agreement, as applicable, and (b) the 12-month period following the effective time of the Merger, if the employment of any Cantaloupe Employee is terminated other than for “cause”, 365 will, or will cause the surviving corporation or any of its affiliates to, provide severance benefits to such terminated Cantaloupe Employee that are no less favorable than (i) at the election of 365, either (x) the severance benefits provided under any employee plan under which the Cantaloupe Employee was covered immediately prior to the effective time of the Merger or (y) the severance benefits to which similarly situated employees of 365 or its affiliates would be eligible to receive under 365’s or its affiliates’ severance policies, plans or arrangements, and (ii) for Cantaloupe Employees employed outside the U.S., the severance benefits required under applicable law.
With respect to any employee benefit plan, including any funded or unfunded and qualified or nonqualified employee benefit plan or program, maintained by 365, the surviving corporation or any of their affiliates (including, but not limited to, any vacation, paid time-off, car policy, and severance plans (including those where statutory benefits rely upon service time)), for all purposes, including determining eligibility to participate, level of benefits, vesting, benefit accruals and early retirement subsidies, each Cantaloupe Employee’s service with Cantaloupe or any of its subsidiaries prior to the effective time of the Merger (as well as service with any predecessor employer of Cantaloupe or any such subsidiary, to the extent service with the predecessor employer is recognized by Cantaloupe or such subsidiary under the comparable employee plans) will be treated as service with 365, the surviving corporation or their affiliates; provided, however, that such service need not be recognized to the extent that such recognition (i) would result in any duplication of benefits or apply to benefit accrual, (ii) is with respect to benefit accrual under any defined benefit pension plans or (iii) to the extent prior service is not credited to employees of 365 under such plans.
365 will use commercially reasonable efforts to waive, or will cause the surviving corporation or any of its affiliates to use commercially reasonable efforts to waive, any pre-existing condition limitations, exclusions, actively-at-work requirements and waiting periods under any welfare benefit plan maintained by 365, the surviving corporation or any of their affiliates in which any Cantaloupe Employee (or the dependents of any eligible Cantaloupe Employee) will be eligible to participate from and after the effective time of the Merger. 365 will use commercially reasonable efforts to recognize, or will cause the surviving corporation or any of its affiliates to use commercially reasonable efforts to recognize, the dollar amount of all co-payments, deductibles and similar expenses incurred by each Cantaloupe Employee (and his or her eligible dependents) under the applicable employee plan during the calendar year in which the effective time of the Merger occurs for purposes of satisfying such year’s deductible, co-payment and out-of-pocket limitations under the relevant welfare benefit plans in which such Cantaloupe Employee will be eligible to participate from and after the effective time of the Merger.

Prior to making any written or other material communications to the employees of Cantaloupe or its subsidiaries pertaining to compensation or benefit matters that are affected by the transactions contemplated by the Merger Agreement, Cantaloupe will provide 365 with a copy of the intended communication, 365 will have a reasonable period of time to review and comment on the communication, and Cantaloupe will consider any such comments in good faith.
Debt Financing
365 has agreed to use its reasonable best efforts to take, or cause to be taken, all actions and to use its reasonable best efforts to do, or cause to be done, all things necessary, proper or advisable to obtain the proceeds of the Debt Financing on the terms and conditions described in the Debt Commitment Letter no later than the date upon which the Merger is required to be consummated pursuant to the terms hereof, including by (i) maintaining in full force and effect the Debt Commitment Letter and any definitive debt financing agreements (subject to replacement thereof in accordance with the Merger Agreement), (ii) negotiating and entering into definitive agreements with respect to the Debt Financing consistent with the terms and conditions contained in the Debt Commitment Letter (including, as necessary, the “flex” provisions contained therein or in any related fee letter) or on other terms acceptable to 365 that could not reasonably be expected to implicate certain prohibited modifications, (iii) satisfying on a timely basis all conditions to the funding of the Debt Financing set forth in the Debt Commitment Letter and the definitive financing agreements no later than at the closing of the Merger, (iv) consummating the Debt Financing at or prior to the closing of the Merger and (v) enforcing its rights under the Debt Commitment Letter in the event of a breach by the financing sources of their obligations under the Debt Commitment Letter.
365 has agreed that it will not, without the consent of Cantaloupe, (i) permit any amendment or modification to, or any waiver of any provision or remedy under, or replacement of, the Debt Commitment Letter or the definitive documentation relating to the financing if such amendment, modification, waiver or replacement (w) adds any new (or adversely modifies any existing) conditions to the funding of all or any portion of the Debt Financing in a manner that would reasonably be expected to prevent, impede or materially delay the closing of the Merger, (x) reduces the aggregate amount of the Debt Financing (unless the reduced amount is, together with certain other available sources, sufficient to fund the Transaction Amounts when due), (y) adversely affects the ability of 365 to enforce its rights under the Debt Commitment Letter or the definitive Debt Financing documents or (z) could otherwise reasonably be expected to prevent, impede or materially delay the consummation of the Merger or the transactions contemplated by the Merger Agreement or (ii) terminate the Debt Commitment Letter (other than upon the effectiveness of definitive Debt Financing documents or as permitted by the Merger Agreement). 365 is permitted to make customary modifications or amendments to the Debt Commitment Letter or the definitive documentation relating to the Debt Financing to (A) join additional lenders, arrangers, bookrunners or agents to the Debt Commitment Letter (as more specifically described in the Merger Agreement and the Debt Commitment Letter) or (B) implement the “flex” provisions of the fee letter entered into in connection with the Debt Commitment Letter.
In the event that any portion of the Debt Financing becomes unavailable, or the Debt Commitment Letter or any of the definitive debt financing agreements is withdrawn, repudiated, terminated or rescinded (other than as a result of a replacement permitted by the Merger Agreement), regardless of the reason therefor, then 365 will (i) use reasonable best efforts to arrange and obtain, as promptly as practicable, from the same or alternative financing sources, alternative financing in an amount sufficient, together with any equity commitment available to 365, Holdco, Holdco II and Merger Subsidiary, to fund the Transaction Amounts as and when due and (ii) promptly notify Cantaloupe of such unavailability and the reason therefor; provided that 365 is not required to obtain debt financing on terms and conditions that are, when taken as a whole, less favorable to 365 (and, after the consummation of the Merger, Cantaloupe) than the terms and conditions set forth in the Debt Commitment Letter as in effect on the date of the Merger Agreement (after giving effect to any “market flex” and/or similar provision).
365 has agreed to keep Cantaloupe informed in reasonable detail of the status of its efforts to arrange the Debt Financing and any other financing upon the written request of Cantaloupe and is required to give Cantaloupe prompt written notice of (i) any breach by any party to the Debt Commitment Letter or definitive debt financing agreements of any material provision which 365 has become aware, (ii) the expiration or termination in writing (or attempted or purported termination in writing, whether or not valid) of the Debt Commitment Letter, (iii) any written or electronic (including email) notice or communication by any Lender Party with respect to any actual or threatened breach, default (or allegation thereof), repudiation by any party to the Debt Commitment Letter or any definitive debt financing agreement or any refusal to provide, or stated intent that it will not provide, by any Lender Party, the full amount of the Debt Financing contemplated by the Debt Commitment Letter for any reason or (iv) 365’s good faith belief, for any reason, that it may no longer be able to obtain all or any portion of the Debt Financing contemplated by the Debt Commitment Letter on the terms and conditions described therein.
The receipt or availability of any funds or financing (including, for the avoidance of doubt, the Debt Financing) by 365 or any of its respective affiliates or any other financing or other transactions is not a condition to any of 365’s obligations under the Merger Agreement.
Cooperation as to Debt Financing
Cantaloupe has agreed to, and to cause its subsidiaries to, provide all reasonable cooperation in connection with the arrangement of the Debt Financing of the type contemplated by the Debt Commitment Letter as in effect on the date of the Merger Agreement, including to:
•	furnish to 365 historical financial information regarding Cantaloupe required pursuant to the Debt Commitment Letter;
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provide 365, at least three business days prior to the consummation of the Merger all documentation and other information with respect to Cantaloupe as has been reasonably requested in writing by 365 at least ten business days prior to the consummation of the Merger that is required in connection with the Debt Financing by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the PATRIOT Act, as amended and the requirements of 31 C.F.R. §1010.230;

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cause individuals who will continue as officers, directors or managers of Cantaloupe after the consummation of the Merger to authorize, execute and deliver any loan agreements, notes, letters of credit, or other similar documentation reasonably required in connection with the Debt Financing and board or manager consents approving the Debt Financing (so long as all such authorization, execution and delivery is deemed to become effective only if and when the Merger occurs) and as are reasonably requested by 365;

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assist in the negotiation of definitive documentation and facilitating the pledging of collateral and the granting of liens or security interests (and the perfection thereof) as reasonably requested by 365 on behalf of the financing sources under the Debt Commitment Letter; so long as no such documentation, pledge, lien or security interest is effective until the Merger occurs; and

•	execute a customary “solvency” certificate (provided that such execution and delivery will be deemed to become effective only if and when the Merger occurs).
Notwithstanding the foregoing, Cantaloupe and its subsidiaries are not required to:
•	waive or amend any terms of the Merger Agreement or agree to pay any fees or reimburse any expenses;
•	commit to take any action that is not contingent upon the consummation of the Merger;
•	give any indemnities;
•	take any action that, in the good faith determination of Cantaloupe, would unreasonably interfere with the conduct of the business of Cantaloupe and its subsidiaries;
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take any action that could reasonably be expected to result in a contravention of, violation or breach of, or default under, the Merger Agreement, the Cantaloupe Articles, the Cantaloupe Bylaws, any organizational document of Cantaloupe’s subsidiaries, any material contract (including confidentiality provisions therein) or any applicable law;

•	provide access to or disclose information which would result in waiving any attorney-client privilege, work product or similar privilege;
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prepare any pro forma financial statements or provide any information or assistance relating to (i) the proposed aggregate amount of the Debt Financing, assumed interest rates, dividends (other than those declared or paid prior to the consummation of the Merger) and fees and expenses relating to the incurrence of the Debt Financing, (ii) any post-Merger or pro forma cost savings, synergies, capitalization, ownership or other post-Merger pro forma adjustments desired to be incorporated into any information used in connection with the Debt Financing or (iii) any financial information related to 365;

•	take any action which would contravene any position taken in any financial statements; or
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pay any commitment or other similar fee or incur any other cost or liability in connection with the Debt Financing prior to the consummation of the Merger, except for any liabilities that are conditioned on the Merger having occurred.

Cantaloupe’s Board will not be required to adopt resolutions approving the agreements, documents or instruments pursuant to which the Debt Financing is obtained or pledge any collateral with respect to the Debt Financing prior to consummation of the Merger.
365 is required, promptly upon request by Cantaloupe, to reimburse Cantaloupe for all reasonable out-of-pocket costs and expenses incurred by Cantaloupe or its subsidiaries in connection with the cooperation contemplated by the Merger Agreement, except to the extent that the same results directly from (i) the gross negligence, bad faith, fraud or willful misconduct of Cantaloupe or any of their representatives, in each case, as determined by a final non-appealable judgment of a court of competent jurisdiction or (ii) any material inaccuracy of any historical financial information furnished in writing by or on behalf of Cantaloupe for use in connection with the Debt Financing. 365 is required to give Cantaloupe and its counsel a reasonable opportunity to review and comment on any materials that are to be presented during any road shows or bank presentations conducted in connection with the Debt Financing, and 365 is required to give due consideration to all reasonable additions, deletions or changes suggested thereto by Cantaloupe and its counsel. 365 is required to defend, indemnify and hold harmless Cantaloupe, its subsidiaries and their respective affiliates for and against any and all losses suffered or incurred by them in connection with the arrangement of the Debt Financing or any Alternative Financing (as defined in the Merger Agreement) and any information utilized in connection therewith (other than information provided by Cantaloupe expressly for use in connection therewith).
Cooperation as to Certain Indebtedness
Termination of Credit Agreement
Cantaloupe is required to, and to cause its subsidiaries to, deliver all notices of prepayment with respect to the loans outstanding under the Credit Agreement (contingent upon the occurrence of the effective time of the Merger) and use reasonable best efforts to take all other actions required to facilitate at the effective time of the Merger the termination of all commitments outstanding under the Credit Agreement, the repayment in full of all obligations outstanding thereunder, the release of all liens securing such obligations and the release of all guarantees in connection therewith. Without limiting the generality of the foregoing, Cantaloupe and its subsidiaries are required to (a) use reasonable best efforts to deliver to 365 at least three business days prior to the consummation of the Merger a draft payoff letter and release documentation and (b) deliver to 365 at least one business day prior to the consummation of the Merger an executed payoff letter and related release documentation, in each case, with respect to the obligations under the Credit Agreement (which we refer to as the “Payoff Letter”), in form and substance reasonably satisfactory to 365, from the agent under the Credit Agreement, which Payoff Letter and executed related release documentation is required to, among other things, include the payoff amount and provide that liens (and guarantees), if any, granted in connection with the Credit Agreement relating to the assets, rights and properties of Cantaloupe and its subsidiaries securing such indebtedness will, upon the payment of the amount set forth in the Payoff Letter at the effective time of the Merger, be released and terminated. In no event will Cantaloupe or its subsidiaries be required to cause the termination of the Credit Agreement to be effective unless and until the effective time of the Merger has occurred and 365 has provided or caused to be provided to Cantaloupe or any of its subsidiaries funds (or 365 has directed Cantaloupe or any of its subsidiaries to use funds on their balance sheet) to pay in full the then-outstanding principal amount of and accrued and unpaid interest and fees under the Credit Agreement as set forth in the Payoff Letter.
Directors’ and Officers’ Indemnification and Insurance
365 has agreed to cause the surviving corporation, and the surviving corporation has agreed to, provide certain indemnification and insurance to the Indemnified Persons (as such term is defined below), including the following:
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all rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the effective time of the Merger and rights to advancement of expenses in favor of any person who is or prior to the effective time of the Merger becomes, or has been at any time prior to the date of the Merger Agreement, an “indemnified representative” (as defined in the Cantaloupe Bylaws) of Cantaloupe or any of its subsidiaries (each of which we refer to as an “Indemnified Person”) as provided in the Cantaloupe Articles and the Cantaloupe Bylaws, the organizational documents of any subsidiary of Cantaloupe or any indemnification agreement, or other agreement containing any indemnification provisions, including any employment agreements, between such Indemnified Person and Cantaloupe or any of its subsidiaries, in each case, made available to 365, will survive the Merger and will not be amended, repealed or otherwise modified in any manner that would adversely affect any right thereunder of any such Indemnified Person.

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for six years after the effective time of the Merger, the surviving corporation and each of its subsidiaries will, and 365 will cause the surviving corporation and each of its subsidiaries to, cause to be maintained in effect provisions in the articles of incorporation and bylaws of the surviving corporation and each of its subsidiaries (or in such documents of any successor to the business of the surviving corporation or any of its subsidiaries) regarding indemnification and exculpation from liability of, and advancement of expenses to, all Indemnified Persons that are no less advantageous to the intended beneficiaries than the corresponding provisions in the Cantaloupe Articles and the Cantaloupe Bylaws and the organizational documents of each subsidiary of Cantaloupe in existence on the date of the Merger Agreement. From and after the effective time of the Merger Agreement, any agreement of any Indemnified Person with Cantaloupe or any of its subsidiaries regarding elimination of liability, indemnification or advancement of expenses will be assumed by the surviving corporation, will survive the Merger and will continue in full force and effect in accordance with its terms.

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for six years after the effective time of the Merger, the surviving corporation will, and 365 will cause the surviving corporation to, indemnify and hold harmless all Indemnified Persons to the fullest extent permitted by the PBCL and any other applicable law in the event of any threatened or actual claim, suit, action, proceeding or investigation, whether civil, criminal or administrative, based in whole or in part on, or arising in whole or in part out of, or pertaining to (i) the fact that the Indemnified Person is or was an Indemnified Person or (ii) the Merger Agreement or any of the transactions contemplated thereby, whether in any case asserted or arising before, on or after the effective time of the Merger, against any losses, claims, damages, liabilities, costs, expenses (including reasonable attorney’s fees and expenses in advance of the final disposition of any claim to each Indemnified Person to the fullest extent permitted by applicable law upon receipt of any undertaking required by applicable law), judgments, fines and amounts paid in settlement of or in connection with any such threatened or actual claim, in each case, in their capacity as an Indemnified Person. Neither 365, Holdco, Holdco II nor the surviving corporation will settle, compromise or consent to the entry of any judgment in any threatened or actual claim for which indemnification or advancement of expenses could reasonably be sought by an Indemnified Person under the Merger Agreement, unless such settlement, compromise or consent includes an unconditional release of such Indemnified Person from all liability arising out of such claim with no admission of liability with respect to such Indemnified Person or such Indemnified Person otherwise consents in writing to such settlement, compromise or consent. 365, Holdco, Holdco II and the surviving corporation will cooperate with an Indemnified Person in the defense of any matter for which such Indemnified Person could reasonably seek indemnification or advancement of expenses under the Merger Agreement.

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prior to the effective time of the Merger, Cantaloupe will, or if Cantaloupe is unable to, 365 will cause the surviving corporation as of the effective time of the Merger to, obtain and fully pay the premium for the non-cancellable extension of the directors’ and officers’ liability coverage of Cantaloupe’s existing directors’ and officers’ insurance policies and Cantaloupe’s existing fiduciary liability insurance policies (which we refer to, collectively, as “D&O Insurance”), in each case for a claims reporting or discovery period of six years from and after the effective time of the Merger with respect to any claim related to any period or time at or prior to the effective time of the Merger (including claims with respect to the adoption of the Merger Agreement and the other transaction documents and the consummation of the transactions contemplated thereby) with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under Cantaloupe’s existing policies; provided that the premium per annum payable for the D&O Insurance will not exceed 300% of the amount per annum Cantaloupe paid in its last full fiscal year (which we refer to as the “Maximum Tail Premium”) and if the cost for such “tail” insurance policy exceeds the Maximum Tail Premium, then Cantaloupe (or the surviving corporation, as the case may be) will obtain a policy with the greatest coverage available for a cost not exceeding the Maximum Tail Premium.

•
if 365, Holdco, Holdco II or the surviving corporation (i) consolidates with or merges into any other person and will not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys its property and assets to any person, then, and in each such case, proper provision will be made so that the applicable successor, assign or transferee will assume the obligations set forth in these six bullets (including this fifth bullet).

•
the rights of each Indemnified Person under these seven bullets will be in addition to any rights such person may have under the Cantaloupe Articles and the Cantaloupe Bylaws or the governing documents of any of Cantaloupe’s subsidiaries, under the PBCL or any other applicable law, under any contract or agreement of any Indemnified Person with Cantaloupe or any of its subsidiaries or otherwise. These rights will survive the consummation of the Merger and are intended to benefit, and from and after the effective time of the Merger will be enforceable by, each Indemnified Person. From and after the effective time of the Merger, the obligations of 365, Holdco, Holdco II and the surviving corporation under these seven bullets will not be terminated or modified in such a manner as to adversely affect the rights of any Indemnified Person without the consent of such Indemnified Person.

•
the surviving corporation will pay, and 365 will cause the surviving corporation to pay, on an as-incurred basis the fees and expenses of such Indemnified Person (including the reasonable fees and expenses of counsel) incurred in good faith in advance of the final disposition of any action, suit, proceeding or investigation that is the subject of the right to indemnification; provided that such person will, prior to the receipt of any such advancements, undertake to reimburse the surviving corporation for all amounts so advanced if a court of competent jurisdiction determines, by a final, nonappealable order, that such person is not entitled to indemnification.

Redemption of Preferred Stock
Five business days prior to the date of the closing of the Merger (or such other date as Cantaloupe and 365 agree), Cantaloupe will send, in accordance with the Cantaloupe Articles and applicable law, the Redemption Notice to each record holder of such shares of preferred stock.
Immediately prior to the effective time of the Merger, Cantaloupe will effect the Redemption at a redemption price payable in cash, by or on behalf of Cantaloupe, in an amount equal to $11.00 per share of preferred stock plus an amount equal to the accrued and unpaid cumulative dividends thereon to the date of the Redemption. 365 has agreed to provide (or to cause to be provided) immediately available funds to Cantaloupe to pay the full amount to each former holder of preferred stock to which such former holder is entitled pursuant to the Cantaloupe Articles in connection with the Redemption.
Other Covenants and Agreements
The Merger Agreement contains certain other covenants and agreements, including, but not limited to, covenants relating to:
•	Cantaloupe providing reasonable access to information about Cantaloupe and any of its subsidiaries to 365 and its representatives;
•	365 causing Holdco, Holdco causing Holdco II, Holdco II causing Merger Subsidiary to perform its obligations under the Merger Agreement;
•	Cantaloupe and 365 consulting with each other before issuance of any press release or other public statements;
•
Cantaloupe and 365 providing each other prompt notice of (i) the receipt of any written notice or other written communication from any person or entity alleging that the consent of such person or entity is required in connection with the transactions contemplated by the Merger Agreement, (ii) any written notice or other written communication from any governmental authority in connection with the transactions contemplated by the Merger Agreement, (iii) any claims commenced or, to the knowledge of the respective party, threatened against such party or any of its subsidiaries that relate to the consummation of the transactions contemplated by the Merger Agreement and (iv) any representation or warranty made in the Merger Agreement becoming untrue or inaccurate or any failure to comply with any covenant to be complied with under the Merger Agreement such that the conditions to closing would not be satisfied;

•
the control, defense and settlement of any litigation brought by Cantaloupe shareholders against Cantaloupe or its directors and officers arising out of or relating to the transactions contemplated by the Merger Agreement;

•
Cantaloupe and its subsidiaries providing all reasonable cooperation in connection with the arrangement of the debt financing of the type contemplated by the Debt Commitment Letter as in effect on the date of the Merger Agreement;

•	Cantaloupe and its subsidiaries delivering notices of prepayment with respect to the loans outstanding under the Credit Agreement;
•	Cantaloupe using commercially reasonable efforts to seek the consents of, or providing notice to, in each case as required by certain agreements set forth in the Company Disclosure Letter;
•
Cantaloupe terminating, at the request of 365 no later than ten business days prior to the closing date, effective immediately prior to, and contingent upon, the closing of the Merger, any cash or deferred arrangement within the meaning of Section 401(k) of the Code maintained by Cantaloupe;

•
365 and its controlled affiliates using reasonable best efforts to cause its other affiliates, not to, enter into certain employment arrangements with any executive officer of Cantaloupe, in each case prior to the required Cantaloupe shareholder approval has been obtained, except as approved by the Board;

•
365, Holdco, Holdco II, Merger Subsidiary and Cantaloupe agreeing not to take (i) certain actions that are intended to or would reasonably be likely to result in any of the conditions to consummating the Merger becoming incapable of being satisfied or (ii) any action or fail to take any action which would, or would be reasonably likely to, individually or in the aggregate, prevent, materially delay or materially impede the ability of 365, Holdco, Holdco II, Merger Subsidiary and Cantaloupe to consummate the Merger; and

•	365’s, Holdco’s or Holdco II’s ability to effect certain restructuring transactions that do not adversely affect Cantaloupe.
Conditions to Completion of the Merger
The respective obligations of each of the parties to the Merger Agreement to effect the Merger is subject to the satisfaction or written waiver (if permissible under applicable law) at or prior to the closing of the following conditions:
•	the obtainment of the required Cantaloupe shareholder approval;
•
the absence of any judgment, order, settlement, memorandum of understanding, injunction or decree of a governmental authority of competent jurisdiction (which we refer to, collectively, as the “Restraints”) in effect of enjoining or otherwise prohibiting the consummation of the Merger (which we refer to, collectively, as the “Restraints Condition”); and

•
(i) the expiration or termination of any applicable waiting periods under the HSR Act, (ii) the receipt of certain specified consents, approvals or clearances applicable to the Merger and (iii) the absence of any voluntary agreement in effect between 365 and any governmental authority related to any antitrust law pursuant to which 365 has agreed not to consummate the Merger for any period of time (which we refer to, collectively, as the “Antitrust Condition”).

In addition, 365’s, Holdco’s, Holdco II’s and Merger Subsidiary’s obligations to effect the Merger are subject to the fulfillment (or written waiver in writing by 365, if permissible under applicable law) of the following additional conditions:
•	Cantaloupe having performed or complied with, in all material respects, all of its obligations in the Merger Agreement required to be performed by it at or prior to the closing of the Merger;
•	subject to the standards and qualifications set forth in the Merger Agreement, the accuracy of the representations and warranties of Cantaloupe;
•	365 having received a certificate signed by an executive officer of Cantaloupe certifying the satisfaction of the conditions set forth in the preceding two bullets; and
•
since June 15, 2025, the non-occurrence of a Material Adverse Effect and the absence of any change, effect, event, circumstance, development, condition or occurrence that would reasonably be expected to have or result in a Material Adverse Effect.

In addition, Cantaloupe’s obligation to effect the Merger is subject to the fulfillment (or written waiver in writing by Cantaloupe, if permissible under applicable law) of the following additional conditions:
•
each of 365, Holdco, Holdco II and Merger Subsidiary having performed and complied with, in all material respects, all of its obligations in the Merger Agreement required to be performed by each of them at or prior to the closing of the Merger;

•	subject to the standards and qualifications set forth in the Merger Agreement, the accuracy of the representations and warranties of 365, Holdco, Holdco II and Merger Subsidiary; and
•	Cantaloupe having received a certificate signed by an executive officer of 365 certifying the satisfaction of the conditions described in the preceding two bullets.
The Merger is not subject to a financing condition.
Termination of the Merger Agreement
The Merger Agreement may be validly terminated, and the Merger may be abandoned at any time prior to the effective time of the Merger (notwithstanding any adoption and approval by Holdco II as sole shareholder of Merger Subsidiary or, other than with respect to (i) 365’s termination of the Merger Agreement in the event of an Adverse Recommendation Change or a Triggering Event prior to the receipt of the required Cantaloupe shareholder approval or (ii) Cantaloupe’s termination of the Merger Agreement to enter into a definitive agreement with a third party to effect a transaction contemplated by a Superior Proposal, as set forth in, and subject to the conditions of, the Merger Agreement):
•	by mutual written agreement of Cantaloupe and 365;
•
by either Cantaloupe or 365, if the Merger has not been consummated on or before June 15, 2026 or such later date as may be mutually agreed by 365 and Cantaloupe (which, such date, including any extension pursuant to the Merger Agreement and any such later date as may be mutually agreed in writing by 365 and Cantaloupe, we refer to as the “End Date”); provided that if, on such date, the Antitrust Condition or the Restraints Condition (if the Restraint relates to the matters set forth in the Antitrust Condition) has not been satisfied, but all other conditions to the Merger have been satisfied (or in the case of conditions that by their nature are to be satisfied at or immediately prior to the closing of the Merger, will then be capable of being satisfied if the closing were to take place on such date) or waived, then the End Date will be automatically extended to September 15, 2026 (or such later date as may be mutually agreed in writing by 365 and Cantaloupe), and such date, including such later date as may be mutually agreed in writing by 365 and Cantaloupe, will become the End Date for purposes of the Merger Agreement; provided further that the right to terminate the Merger Agreement pursuant to this bullet will not be available to any party whose breach of any provision of the Merger Agreement is the primary cause of the failure of the Merger to be consummated by the End Date (it being understood that 365, Holdco, Holdco II and Merger Subsidiary will be deemed a single party for purposes of the foregoing proviso);

•
by either Cantaloupe or 365, if any Restraint is in effect that permanently enjoins or otherwise permanently prohibits the consummation of the Merger, and such Restraint has become final and nonappealable; provided that the right to terminate the Merger Agreement pursuant to this bullet is not available to any party whose breach of the Merger Agreement was the primary cause of such Restraint (it being understand that 365, Holdco, Holdco II and Merger Subsidiary will be deemed a single party for purposes of the foregoing proviso); or

•
after the conclusion of the Special Meeting (including any adjournment or postponement thereof) at which a final vote is taken on a proposal to adopt the Merger Agreement, the required Cantaloupe shareholder approval has not been obtained.

In addition, 365 may terminate the Merger Agreement if:
•	prior to the receipt of the required Cantaloupe shareholder approval, an Adverse Recommendation Change has occurred;
•	prior to the receipt of the required Cantaloupe shareholder approval, a Triggering Event has occurred; or
•
a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Cantaloupe set forth in the Merger Agreement has occurred that would cause the conditions of 365, Holdco,

Holdco II and Merger Subsidiary to effect the Merger to not be satisfied; provided that if such breach is curable by the End Date, 365 will not be entitled to terminate the Merger Agreement pursuant to this bullet prior to 30 days (or such shorter period of time as remains prior to the End Date, the shorter of such periods, which we refer to as the “Company Breach Notice Period”) following Cantaloupe’s receipt of written notice of breach from 365 and of 365’s intention to terminate the Merger Agreement pursuant to this bullet and the basis for such termination, it being understood that 365 will not be entitled to terminate the Merger Agreement pursuant to this bullet with respect to such breach or failure to perform if such breach or failure to perform is curable by the End Date and is cured prior to the end of the Company Breach Notice Period; provided further that the right to terminate this Agreement pursuant to this bullet will not be available to 365 if 365’s breach of any provision of the Merger Agreement would cause the conditions of Cantaloupe to consummate the Merger to not be satisfied (it being understood that 365, Holdco, Holdco II and Merger Subsidiary will be deemed a single party for purposes of the foregoing proviso).
In addition, Cantaloupe may terminate the Merger Agreement if:
•
prior to obtaining the required Cantaloupe shareholder approval, in accordance with, and subject to its compliance with the terms and conditions of Section 6.03 of the Merger Agreement, which include the obligation to not solicit Acquisition Proposals from third parties in order to enter into a Company Acquisition Agreement to effect a Superior Proposal (with such Company Acquisition Agreement being entered into substantially concurrently with the valid termination of the Merger Agreement); provided that, Cantaloupe pays a termination fee of $31.5 million pursuant to the Merger Agreement; or

•
a breach of any representation or warranty or failure to perform any covenant or agreement on the part of 365, Holdco, Holdco II or Merger Subsidiary set forth in the Merger Agreement has occurred that would cause the conditions of Cantaloupe to effect the Merger to not be satisfied; provided that if such breach is curable by the End Date, Cantaloupe will not be entitled to terminate the Merger Agreement pursuant to this bullet prior to 30 days (or such shorter period of time as remains prior to the End Date, the shorter of such periods, which we refer to as the “365 Breach Notice Period”) following 365’s receipt of written notice of breach from Cantaloupe and of Cantaloupe’s intention to terminate the Merger Agreement pursuant to this bullet and the basis for such termination, it being understood that Cantaloupe will not be entitled to terminate the Merger Agreement pursuant to this bullet with respect to such breach or failure to perform if such breach or failure to perform is curable by the End Date and is cured prior to the end of the 365 Breach Notice Period; provided further that the right to terminate the Merger Agreement pursuant to this bullet will not be available to Cantaloupe if Cantaloupe’s breach of any provision of the Merger Agreement would cause the conditions of 365, Holdco, Holdco II and Merger Subsidiary to effect the Merger to not be satisfied.

Termination Fee; Effect of Termination
Under the Merger Agreement, Cantaloupe will be required to pay 365 a termination fee of $31.5 million if:
•	365 validly terminates the Merger Agreement in the event of an Adverse Recommendation Change or a Triggering Event;
•
Cantaloupe validly terminates the Merger Agreement to enter into a definitive agreement with a third party to effect a transaction contemplated by a Superior Proposal, as set forth in, and subject to the conditions of, the Merger Agreement; or

•
If (i) after the date of the Merger Agreement and prior to the time of valid termination of the Merger Agreement, a bona fide Acquisition Proposal will have been made to the Board or is publicly announced by the person making such Acquisition Proposal, (ii) thereafter, the Merger Agreement is validly terminated by 365 or Cantaloupe due to the Merger having not been consummated on or before the End Date or due to the failure to obtain the required shareholder approval at the Special Meeting and (iii) within 12 months after such termination, either an Acquisition Proposal is consummated by Cantaloupe or Cantaloupe enters into a definitive agreement providing for the consummation of an Acquisition Proposal that is later consummated (which need not be the same Acquisition Proposal that was publicly announced prior to the valid termination of the Merger Agreement). For purposes of this bullet, all references to “15%” and “85%” in the definition of “Acquisition Proposal” will be deemed to be references to “50%”.

In the event that Cantaloupe fails to pay the termination fee as and when required pursuant to the above three bullets, (i) such amount will accrue interest for the period commencing on the date such amount became past due, at a rate equal to the rate of interest publicly announced by JPMorgan Chase Bank, National Association, in the City of New York in effect on the date such payment was required, as such bank’s prime lending rate (or such lesser rate as is the maximum permitted by applicable law), and (ii) Cantaloupe will reimburse 365 for all costs and expenses (including fees and disbursements of counsel) incurred in connection with the collection of such amounts and the enforcement by 365 of its rights in respect thereof.
Fees and Expenses
All fees and expenses incurred in connection with the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement will be paid by the party incurring such fees or expenses, whether or not the Merger or any of the other transactions contemplated by the Merger Agreement are completed, with certain exceptions expressly set forth in the Merger Agreement. These exceptions include reimbursement by 365 of reasonable out-of-pocket expenses incurred by Cantaloupe or its subsidiaries in connection with Cantaloupe’s or its subsidiaries’ cooperation in connect with 365’s arrangement of the Debt Financing.
Specific Performance
The Merger Agreement generally provides that the parties will be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches of the Merger Agreement and to enforce specifically the terms and provisions contained in the Merger Agreement, including the consummation of the Merger and the payment of the merger consideration.
Amendments; Waivers
Any provision of the Merger Agreement may be amended or waived prior to the effective time of the Merger if such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to the Merger Agreement, or, in the case of a waiver, by each party against whom the waiver is to be effective. After the required Cantaloupe shareholder approval has been obtained, there will be no amendment or waiver that by applicable law or a stock exchange would require the further approval of the holders of Cantaloupe stock without such approval having first been obtained.
Governing Law and Venue; Waiver of Jury Trial
The Merger Agreement will be governed by and construed in accordance with Delaware law, without regard to any applicable conflicts of law principles, except that matters relating to the fiduciary duties of the Board will be subject to the internal laws of Pennsylvania and that matters related to the Merger that are exclusively governed by the internal laws of Pennsylvania or Delaware will be subject to the internal laws of such jurisdiction, as applicable. Each party to the Merger Agreement has agreed to irrevocably submit to the exclusive jurisdiction of the Chancery Court of the State of Delaware and any state appellate court therefrom within the State of Delaware, for the purposes of any suit, action or other proceeding arising out of or related to the Merger Agreement, the other agreements contemplated thereby or any transaction contemplated thereby (or, only if the Court of Chancery of the State of Delaware does not have jurisdiction over a particular matter, any federal or state court of competent jurisdiction located within the State of Delaware). Notwithstanding the foregoing, any claims against 365’s financing sources must generally be brought exclusively in any federal or state court in the Borough of Manhattan, New York, New York, and any appellate court thereof and each party hereto irrevocably submits itself and its property with respect to any such claim to the exclusive jurisdiction of such court, and agrees that any such claim (including any claim or causes of action giving rise thereto) will be governed by, construed and enforced in accordance with, the laws of the State of New York (without giving effect to any conflicts of law principles that would result in the application of the laws of another state), except as otherwise expressly provided in the Debt Commitment Letter or the applicable definitive document relating to the Debt Financing (including the applicable definitive debt financing agreement). Each party to the Merger Agreement has further irrevocably waived any and all right to trial by jury in any legal proceeding arising out of or related to the Merger Agreement, the Merger, or the transactions contemplated by the Merger Agreement.
The Board unanimously recommends that shareholders vote “FOR” the Merger Proposal.

PROPOSAL 2: ADVISORY VOTE TO APPROVE MERGER-RELATED
COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
Advisory Compensation Proposal
We are asking you to approve, by a non-binding, advisory vote, the compensation arrangements disclosed in this proxy statement that may be payable to Cantaloupe’s named executive officers in connection with the completion of the Merger. This compensation is summarized in the sections of this proxy statement titled “The Merger—Interests of Certain Persons in the Merger” and “The Merger—Quantification of Potential Payments and Benefits to Our Named Executive Officers” above. Our Board invites you to review carefully the merger-related named executive officer compensation information contained herein. Accordingly, we are asking you to approve the following resolution:
“RESOLVED, that the compensation that will or may be paid or become payable to Cantaloupe’s named executive officers in connection with the Merger, and the agreements or understandings pursuant to which such compensation will or may be paid or become payable, in each case as disclosed pursuant to Item 402(t) of Regulation S-K in “The Merger—Quantification of Potential Payments and Benefits to Our Named Executive Officers” is hereby APPROVED”.
Approval of the Advisory Compensation Proposal requires, assuming a quorum is present at the Special Meeting, the affirmative vote of a majority of the votes cast by all holders of the issued and outstanding shares of common stock and preferred stock (voting on an as-converted basis) entitled to vote thereon as of the record date, voting together as a single class.
This proposal allows our shareholders to express their opinions regarding the compensation paid to our named executive officers. The vote on this proposal is a vote separate and apart from the vote to approve the Merger Proposal. Accordingly, you may vote not to approve the Advisory Compensation Proposal and vote to approve the Merger Proposal and vice versa. The vote to approve the Advisory Compensation Proposal is advisory in nature and, therefore, is not binding on Cantaloupe, 365, the Board, the board of directors of 365, or their respective compensation committees, regardless of whether the Merger Proposal is approved. Approval of the Advisory Compensation Proposal is not a condition to completion of the Merger, and failure to approve this advisory matter will have no effect on the vote to approve the Merger Proposal. The merger-related named executive officer compensation to be paid in connection with the Merger is based on contractual arrangements with the named executive officers, and accordingly, the outcome of this advisory vote will not affect the obligation to make these payments.
If you sign, date and return your proxy card (or submit your proxy by telephone or the Internet) without indicating how you wish to vote on a proposal, your proxy will be voted in accordance with our Board’s recommendation.
The Board unanimously recommends that shareholders vote “FOR” the Advisory Compensation Proposal.

PROPOSAL 3: APPROVAL OF ADJOURNMENT OF SPECIAL MEETING
Adjournment Proposal
We are asking you to approve the adjournment of the Special Meeting from time to time, if necessary or appropriate (as determined by the Board or the chairperson of the meeting) to solicit additional proxies to vote in favor of the proposal to approve and adopt the Merger Agreement, in the event that there are insufficient votes at the time of the Special Meeting to establish a quorum or approve and adopt the Merger Agreement, to the extent necessary to ensure that any required supplement or amendment to this proxy statement is provided to Cantaloupe shareholders within a reasonable amount of time prior to the Special Meeting or with the prior written consent of 365.
In this proposal, we are asking you to authorize the holder of any proxy solicited by our Board to vote in favor of adjourning the Special Meeting, and any adjournments or postponements thereof, to another time and place. If Cantaloupe shareholders approve the Adjournment Proposal, we could adjourn the Special Meeting, and any adjournments or postponements thereof, in any of the circumstances described above, to a later date and use the additional time to solicit additional proxies in favor of the Merger Proposal, including the solicitation of proxies from holders of Cantaloupe stock that have previously returned properly executed proxies voting against the Merger Proposal. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against the Merger Proposal, we could adjourn the Special Meeting without a vote on the Merger Proposal and seek to convince the holders of those shares to change their votes to votes in favor of the Merger Proposal.
If the Special Meeting is adjourned, shareholders who have already submitted their proxies will be able to revoke them at any time prior to their use. The Board believes that if the number of shares of Cantaloupe stock present in person or represented at the Special Meeting and voting in favor of the Merger Proposal is not sufficient to approve and adopt the Merger Agreement, it is in the best interests of the holders of Cantaloupe stock to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve and adopt the Merger Agreement.
Approval of the Adjournment Proposal requires, whether or not a quorum is present at the Special Meeting, the affirmative vote of a majority of the votes cast by all holders of the issued and outstanding shares of common stock and preferred stock (voting on an as-converted basis) entitled to vote thereon as of the record date, voting together as a single class.
If you sign, date and return your proxy card (or submit your proxy by telephone or the Internet) without indicating how you wish to vote on a proposal, your proxy will be voted in accordance with our Board’s recommendation.
The Board unanimously recommends that shareholders vote “FOR” the Adjournment Proposal.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
The following tables set forth information relating to the beneficial ownership of our common stock as of July 7, 2025 by:
•	each of our directors and named executive officers;
•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of common stock; and
•	all of our directors and executive officers as a group.
The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days of July 7, 2025, through the exercise of any stock option, warrants or other rights. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of July 7, 2025 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Except as otherwise indicated, and subject to applicable community property laws, we believe, based on information furnished to us, that the persons named in the table have sole voting and investment power with respect to all shares of common stock and common units held by that person. The information with respect to certain significant shareholders is based on filings by the beneficial owners with the SEC pursuant to Sections 13(d) and 13(g) of the Exchange Act.
As of July 7, 2025, there were 385,782 shares of preferred stock outstanding. None of Cantaloupe’s directors or executive officers beneficially own shares of preferred stock, and to our knowledge, there are no beneficial owners of more than 5% of the preferred stock.
We have based our calculation of the percentage of beneficial ownership on 73,287,054 shares of common stock outstanding on July 7, 2025. Unless otherwise indicated below, the address for each beneficial owner listed is c/o Cantaloupe, Inc., 101 Lindenwood Drive, Suite 405, Malvern, Pennsylvania 19355.

Name of beneficial owner	Number of shares of common stock beneficially owned	Percentage of shares of common stock beneficially owned
5% Shareholders
Hudson Executive Capital LP(1)	9,319,372	12.7%
Abrams Capital Partners II, L.P.(2)	7,186,968	9.8%
BlackRock, Inc.(3)	4,423,558	6.0%
Oakland Hills BV(4)	3,667,000	5.0%
Directors and Named Executive Officers
Douglas G. Bergeron(5)	1,152,559	1.6%
Lisa P. Baird(6)	217,319	*
Jeffrey Dumbrell(7)	589,142	*
Jared Grachek(8)	21,812	*
Ian Harris(9)	249,968	*
Jacob Lamm(10)	198,319	*
Anna Novoseletsky(11)	76,172	*
Michael K. Passilla(12)	198,319	*
Ellen Richey(13)	198,319	*
Gaurav Singal(14)	138,455	*
Anne M. Smalling(15)	198,319	*
Scott Stewart(16)	677,019	*
Ravi Venkatesan(17)	1,226,561	1.7%

Name of beneficial owner	Number of shares of common stock beneficially owned	Percentage of shares of common stock beneficially owned
Shannon S. Warren(18)	198,319	*
All executive officers and directors as a group (14 persons)	5,340,602	7.3%

*	Indicates beneficial ownership of less than 1%.
(1)
Based upon a Schedule 13D filed on June 16, 2025 with the SEC, each of the following persons has shared voting and dispositive power over 9,319,372 shares of common stock: Hudson, which serves as investment advisor to certain affiliated investment funds which have the right to receive dividends from, and the proceeds from the sale of, the 9,319,372 shares; HEC Management GP LLC, which is the general partner of Hudson; and Douglas L. Braunstein, who is the managing partner of Hudson and the managing member of HEC Management GP LLC. Mr. Braunstein’s total includes 20,212 shares of common stock directly owned by him. The business address of each of the foregoing persons is Hudson Executive Capital LP c/o White & Case LLP, 1221 6th Avenue New York, NY, 10020.

(2)
Based upon a Schedule 13G filed on February 9, 2024 with the SEC, each of the following persons have voting and dispositive power over 7,186,968 shares of common stock: Abrams Capital, LLC, Abrams Capital Management, LLC, Abrams Capital Management, L.P., Abrams Capital Partners II, L.P., and David Abrams.

(3)
Based upon a Schedule 13G filed on January 29, 2024 with the SEC, each of the following subsidiaries of BlackRock, Inc. have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the 4,423,558 shares: Aperio Group, LLC, BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Fund Advisors, BlackRock Asset Management Ireland Limited, BlackRock Institutional Trust Company, NA, BlackRock Financial Management, Inc., BlackRock Fund Managers Ltd, BlackRock Asset Management Schweiz AG, and BlackRock Investment Management, LLC. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(4)
Based upon a Schedule 13G filed on February 5, 2025 with the SEC, Oakland Hills BV directly owns 3,667,000 shares of common stock. Malabar Hill NV, is the statutory director of Oakland Hills BV, and Mr. R. Derksen, and Mrs. E.G.J. Labas are each statutory directors of Malabar Hill NV and, acting individually, each have voting and dispositive power over the shares held by Oakland Hills BV. Prior to his death on November 21, 2022, Drs. Frederick Harald Fentener van Vlissingen was statutory director of Malabar Hill NV. As the executor of the estate of Drs. van Vlissingen, Mrs. Eveline Muller has the ability to appoint and remove statutory directors of Malabar Hill NV and may be deemed a beneficial owner of the shares reported on the Schedule 13G. The principal business address of each of the foregoing persons is Albert Hahnplantsoen 23, 1077 BM, Amsterdam, The Netherlands.

(5)
Includes (i) 462,319 shares of common stock and (ii) 120,000 shares of common stock acquirable within 60 days of July 7, 2025 pursuant to the exercise of Cantaloupe Options. The total above also includes shares held in a trust account to which Mr. Bergeron controls and has voting power with respect to such shares. In addition to the shares set forth above, Mr. Bergeron also has an economic interest in a Hudson affiliated fund that beneficially owns shares of Cantaloupe’s common stock. Mr. Bergeron does not have investment discretion or voting power with respect to such shares and disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(6)	Includes (i) 97,319 shares of common stock and (ii) 120,000 shares of common stock acquirable within 60 days of July 7, 2025 pursuant to the exercise of Cantaloupe Options.
(7)
Includes (i) 13,157 shares of common stock and (ii) 575,985 shares of common stock acquirable within 60 days of July 7, 2025 pursuant to the exercise of Cantaloupe Options and the vesting of Cantaloupe RSUs and Cantaloupe PSUs.

(8)
Includes (i) 1,812 shares of common stock and (ii) 20,000 shares of common stock acquirable within 60 days of July 7, 2025 pursuant to the exercise of Cantaloupe Options and the vesting of Cantaloupe RSUs.

(9)	Includes (i) 168,718 shares of common stock and (ii) 81,250 shares of common stock acquirable within 60 days of July 7, 2025 pursuant to the exercise of Cantaloupe Options.
(10)	Includes (i) 78,319 shares of common stock and (ii) 120,000 shares of common stock acquirable within 60 days of July 7, 2025 pursuant to the exercise of Cantaloupe Options.
(11)
Includes (i) 4,753 shares of common stock and (ii) 71,419 shares of common stock acquirable within 60 days of July 7, 2025 pursuant to the exercise of Cantaloupe Options and the vesting of Cantaloupe RSUs.

(12)	Includes (i) 78,319 shares of common stock and (ii) 120,000 shares of common stock acquirable within 60 days of July 7, 2025 pursuant to the exercise of Cantaloupe Options.
(13)	Includes (i) 78,319 shares of common stock and (ii) 120,000 shares of common stock acquirable within 60 days of July 7, 2025 pursuant to the exercise of Cantaloupe Options.
(14)
Includes (i) 5,119 shares of common stock and (ii) 133,336 shares of common stock acquirable within 60 days of July 7, 2025 pursuant to the exercise of Cantaloupe Options and the vesting of Cantaloupe RSUs.

(15)	Includes (i) 78,319 shares of common stock and (ii) 120,000 shares of common stock acquirable within 60 days of July 7, 2025 pursuant to the exercise of Cantaloupe Options.
(16)
Includes (i) 12,862 shares of common stock and (ii) 664,157 shares of common stock acquirable within 60 days of July 7, 2025 pursuant to the exercise of Cantaloupe Options and the vesting of Cantaloupe RSUs and Cantaloupe PSUs.

(17)
Includes (i) 108,590 shares of common stock and (ii) 1,117,971 shares of common stock acquirable within 60 days of July 7, 2025 pursuant to the exercise of Cantaloupe Options and the vesting of Cantaloupe RSUs.

(18)	Includes (i) 78,319 shares of common stock and (ii) 120,000 shares of common stock acquirable within 60 days of July 7, 2025 pursuant to the exercise of Cantaloupe Options.

OTHER MATTERS
Only the matters set forth in the Notice of Special Meeting may be brought before the Special Meeting.

HOUSEHOLDING OF SPECIAL MEETING MATERIALS
No more than one copy of this proxy statement is being sent to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders at that address. Shareholders may request a separate copy of this proxy statement by phone at (610) 989-0340 or writing to the following address: Cantaloupe, Inc., 101 Lindenwood Drive, Suite 405, Malvern, Pennsylvania 19355, Attention: Investor Relations. Requests will be responded to promptly. Shareholders sharing an address who desire to receive multiple copies, or who wish to receive only a single copy, of this proxy statement may write to the above address or call the telephone number above to request a change. If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

SHAREHOLDER PROPOSALS
We held our last annual meeting of shareholders on November 20, 2024.
If the Merger is completed, we will cease to be an independent public company and will become a wholly owned subsidiary of 365, and you will no longer have an ownership interest in Cantaloupe. If the Merger is not completed, you will continue to be entitled to attend and participate in shareholders meetings, including Cantaloupe’s annual meetings of shareholders, and, if the Merger is not completed prior to the date thereof, we will provide notice of or otherwise publicly disclose the date on which the 2026 annual general meeting of shareholders (which we refer to as the “2026 Annual Meeting”) will be held.
Pursuant to Rule 14a-8 of the Exchange Act, proposals of shareholders for possible consideration at the 2026 Annual Meeting must have been received by the Corporate Secretary of Cantaloupe before the close of business on June 6, 2025 to be included in the proxy statement for that meeting, if appropriate for consideration under applicable securities laws.
The Cantaloupe Bylaws provide for the right of proxy access, which enables shareholders, under specified conditions, to include their nominees for election as directors in our proxy statement. Pursuant to the Cantaloupe Bylaws, a shareholder (or group of up to 20 shareholders) who has continuously owned at least 3% of our outstanding capital stock for at least three consecutive years may nominate up to 20% of the Board (but in any event at least two directors) and have such nominee(s) included in our proxy statement, if the shareholder(s) and the nominee(s) satisfy the applicable requirements set forth in the Cantaloupe Bylaws. If a shareholder is seeking to have one or more nominees included in our 2026 proxy statement, the notice required by the Cantaloupe Bylaws must have been received by the Secretary of Cantaloupe not later than June 6, 2025, and not earlier than May 7, 2025 unless our annual meeting date occurs more than 30 days before or 60 days after November 20, 2025. In that case, we must receive the nominations not earlier than the close of business on the 180th day prior to the date of the 2026 Annual Meeting and not later than the close of business on the later of: (i) the 90 days prior to the date of the 2026 Annual Meeting; or (ii) the 10 days following the day on which we first make a public announcement of the date of the 2026 Annual Meeting.
In addition, the Cantaloupe Bylaws provide that, in order to be properly brought before the 2026 Annual Meeting, a shareholder’s notice of a matter that the shareholder wishes to present (other than a matter brought pursuant to Rule 14a-8 promulgated under the Exchange Act), as well as any director nominations (other than the proxy access provisions described above), must be received by the Secretary of Cantaloupe not less than 60 nor more than 90 days before the first anniversary of the date of the 2025 Annual Meeting. As a result, any notice given by a shareholder pursuant to these provisions of the Cantaloupe Bylaws (and not pursuant to Rule 14a-8 promulgated under the Exchange Act) must be received no earlier than August 22, 2025, and no later than the close of business on September 21, 2025, unless our annual meeting date occurs more than 30 days before or 60 days after November 20, 2025. In that case, we must receive proposals not earlier than the close of business on the 90th day prior to the date of the 2026 Annual Meeting and not later than the close of business on the later of: (i) the 60th day prior to the date of the 2026 Annual Meeting; or (ii) the 10th day following the day on which we first make a public announcement of the date of the 2026 Annual Meeting.
In addition to satisfying the foregoing requirements under the Cantaloupe Bylaws, to comply with the universal proxy rules under the Exchange Act, shareholders who intend to solicit proxies in support of director nominees other than Cantaloupe’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.
Notices discussed above and requests for copies of the relevant bylaw provisions regarding the requirements for making shareholder proposals and director nominations may be sent to our Corporate Secretary at our principal executive office as follows: Cantaloupe, Inc., 101 Lindenwood Drive, Suite 120, Malvern, Pennsylvania 19355, Attn: Corporate Secretary.

WHERE SHAREHOLDERS CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains information we file electronically with the SEC, which you can access over the Internet at www.sec.gov.
Our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC are available, without charge, on or through our website, cantaloupeinc.gcs-web.com, as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The information contained in, or that can be accessed through, our website is not incorporated by reference and is not part of this proxy statement.
The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement or incorporated by reference subsequent to the date of this proxy statement. This proxy statement incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about us and our financial condition and are incorporated by reference into this proxy statement. Statements contained in this proxy statement, or in any document incorporated by reference in this proxy statement, regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC.
The following filings with the SEC are incorporated by reference:
•	Cantaloupe’s Annual Report on Form 10-K for the fiscal year ended June 30, 2024, filed on September 10, 2024;
•	Cantaloupe’s Definitive Proxy Statement on Schedule 14A for the 2025 annual meeting of shareholders, filed on October 4, 2024;
•
Cantaloupe’s Quarterly Reports on Form 10-Q for the fiscal quarter ended September 30, 2024, filed on November 7, 2024, for the fiscal quarter ended December 31, 2024, filed on February 6, 2025, and for the fiscal quarter ended March 31, 2025, filed on May 8, 2025; and

•	Cantaloupe’s Current Reports on Form 8-K, in each case to the extent filed and not furnished with the SEC, on August 7, 2024, November 25, 2024, February 5, 2025 and June 16, 2025.
We also incorporate by reference into this proxy statement additional documents filed by Cantaloupe with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, from the date of this proxy statement until the earlier of the date of the Special Meeting or the termination of the Merger Agreement; provided, however, that we are not incorporating by reference any additional documents or information furnished and not filed with the SEC.
Information furnished under Item 2.02 or Item 7.01 of any Current Report on Form 8-K, including related exhibits, is not and will not be incorporated by reference into this proxy statement.
If you would like to request documents from us, please do so as soon as possible to receive them before the Special Meeting. Such requests can be made by writing to Cantaloupe Investor Relations at 101 Lindenwood Drive, Suite 405, Malvern, Pennsylvania 19355 or by phone at (610) 989-0340. The documents may also be accessed on our website at cantaloupeinc.gcs-web.com. Information contained on our website is not incorporated by reference into this proxy statement and you should not consider information contained on our website to be part of this proxy statement.
If you have any questions about this proxy statement, the Special Meeting or the Merger or need assistance with voting procedures, you should contact our proxy solicitor or us at:
Sodali & Co.
430 Park Avenue, 14th Floor
New York, NY 10022
Shareholders may call toll-free: (800) 662-5200
Brokers, Banks, and Other Nominees may call collect: (203) 658-9400
Email: ctlp@info.sodali.com

MISCELLANEOUS
Cantaloupe has supplied all information relating to Cantaloupe, and 365 has supplied, and Cantaloupe has not independently verified, all of the information relating to 365, Holdco, Holdco II and Merger Subsidiary contained in this proxy statement.
You should rely only on the information contained in this proxy statement, the annexes to this proxy statement and the documents that we incorporate by reference in this proxy statement in voting on the Merger. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement.
This proxy statement is dated [ ], 2025. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this proxy statement), and the mailing of this proxy statement to Cantaloupe shareholders does not create any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

Annex A
EXECUTION VERSION
AGREEMENT AND PLAN OF MERGER

dated as of

June 15, 2025

by and among

CANTALOUPE, INC.,

365 RETAIL MARKETS, LLC,

CATALYST HOLDCO I, INC.,

CATALYST HOLDCO II, INC.

and

CATALYST MERGERSUB INC.

A-i

A-ii

A-iii

AGREEMENT AND PLAN OF MERGER
This AGREEMENT AND PLAN OF MERGER (this “Agreement”) is entered into as of June 15, 2025, by and among Cantaloupe, Inc., a Pennsylvania corporation (the “Company”), 365 Retail Markets, LLC, a Delaware limited liability company (“Parent”), Catalyst Holdco I, Inc., a Delaware corporation and a wholly-owned Subsidiary of Parent (“Holdco”), Catalyst Holdco II, Inc., a Delaware corporation and a wholly-owned Subsidiary of Holdco (“Holdco II”), and Catalyst MergerSub Inc., a Delaware corporation and a wholly-owned Subsidiary of Holdco II (“Merger Subsidiary”).
WITNESSETH:
WHEREAS, each of the sole member of Parent, the board of directors of Holdco, the board of directors of Holdco II and the board of directors of Merger Subsidiary has approved the indirect acquisition of the Company by Parent, by means of a merger of Merger Subsidiary with and into the Company (the “Merger”), with the Company continuing as the Surviving Corporation and a wholly-owned Subsidiary of Holdco II, on the terms and subject to the conditions set forth in this Agreement;
WHEREAS, at a meeting duly called and held prior to the execution and delivery of this Agreement, the Company Board unanimously (a) determined that this Agreement and the transactions contemplated hereby, including the Merger, are in the best interests of the Company, (b) approved, adopted and declared advisable this Agreement and the transactions contemplated hereby, including the Merger, (c) recommended the approval and adoption of this Agreement by the Company’s shareholders and (d) directed that this Agreement be submitted to the Company’s shareholders for their vote to adopt this Agreement at a duly convened meeting of the Company’s shareholders;
WHEREAS, in order to induce Parent to enter into this Agreement, certain shareholders of the Company are executing voting and support agreements in favor of Parent concurrently with the execution and delivery of this Agreement (the “Voting Agreements”); and
WHEREAS, the Company, Parent, Holdco, Holdco II and Merger Subsidiary desire to make certain representations, warranties, covenants and agreements specified in this Agreement in connection with the Merger and to prescribe certain terms and conditions to the Merger.
NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants, and agreements contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:
ARTICLE 1
Definitions
Section 1.01. Definitions.
(a) As used herein, the following terms have the following meanings:
“1933 Act” means the Securities Act of 1933.
“1934 Act” means the Securities Exchange Act of 1934.
“Acceptable Confidentiality Agreement” means an agreement with the Company that is either (a) in effect as of the execution and delivery of this Agreement; or (b) executed, delivered and effective after the execution and delivery of this Agreement, in either case containing provisions that require any counterparty thereto (and any of its Affiliates and Representatives) that receives material non-public information of or with respect to the Company or its Subsidiaries to keep such information confidential; provided, however, that, in each case, (x) the provisions contained therein are no less restrictive in any material respect to such counterparty (and any of its Affiliates and Representatives named therein) than the terms of the Confidentiality Agreement, it being understood that such agreement need not contain any “standstill” or similar provisions, or otherwise prohibit the making of, or amendment or modification to, any Acquisition Proposal and (y) such agreement shall not restrict compliance by the Company with the terms of this Agreement.
“Acquisition Proposal” means, other than the transactions contemplated by this Agreement, any bona fide offer or proposal of any Third Party relating to (a) any acquisition or purchase (including through any sale, lease, exchange, license, transfer, mortgage, pledge or disposition), direct or indirect, of assets (including equity securities of a Subsidiary of the Company) having a fair market value (as determined in good faith by the Company Board) equal to 15% or more of the fair market value (as determined in good faith by the Company Board) of the consolidated assets of the Company, or to which 15% or more of the consolidated revenues or earnings of the Company are attributable, or of 15% or more of any class of equity or voting securities of the Company, (b) any takeover offer, tender offer or exchange offer or other similar transaction that, if consummated, would result in such Third Party beneficially owning 15% or more of any class of equity or voting securities of the Company, (c) a merger, consolidation, business combination, liquidation, dissolution, amalgamation, share exchange, joint venture, partnership, recapitalization, reorganization or other similar transaction (i) involving the Company or any of its Subsidiaries whose assets, individually or in the aggregate, have a fair market value (as determined in good faith by the Company Board) equal to 15% or more of the fair market value (as determined in good faith by the Company Board) of the consolidated assets of the Company, or to which 15% or more of the consolidated revenues or earnings of the Company, are attributable or (ii) pursuant to which the shareholders of the Company immediately prior to the consummation of such transaction would, as a result of such transaction, hold less than 85% of the equity or voting securities of the Company, or (d) any combination of the foregoing.
“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person. For purposes of this definition, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative thereto.
“Anti-Money Laundering Laws” means all Applicable Laws relating to money laundering, “know-your-customer” obligations, any predicate crime to money laundering, terrorist financing or any financial record keeping or reporting requirements related thereto, including, but not limited to, the Bank Secrecy Act (31 U.S.C. § 5311 et seq.) and the USA PATRIOT Act.
“Antitrust Law” means the HSR Act, the Sherman Act of 1890, the Clayton Antitrust Act of 1914, the Federal Trade Commission Act, and all other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization, restraint of trade or lessening competition through merger or acquisition (including all antitrust, competition, merger control and trade regulation Laws).
“Applicable Law” means, with respect to any Person, any federal, state, local or non-U.S. statute, law (including common law), ordinance, rule, Order or regulation enacted, adopted, promulgated or applied by a Governmental Authority (each, a “Law”) that is legally binding upon and applicable to such Person or to the products, conduct of the business or operations of such Person.
“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York, are authorized or required by Applicable Law to close.
“Code” means the Internal Revenue Code of 1986.
“Collective Bargaining Agreement” means any collective bargaining agreement or similar labor-related Contract with any labor union, works council or similar labor organization representing employees of the Company or its Subsidiaries.
“Company Balance Sheet” means the consolidated balance sheet of the Company as of June 30, 2024 and the notes thereto set forth in the Company’s Form 10-K filed with the SEC for the fiscal year ended June 30, 2024.
“Company Balance Sheet Date” means June 30, 2024.
“Company Board” means the Board of Directors of the Company.
“Company Bylaws” means the Second Amended and Restated Bylaws of the Company, as amended, supplemented or otherwise modified as of the date of this Agreement.

“Company Charter” means the Amended and Restated Articles of Incorporation of the Company, as amended, supplemented or otherwise modified as of the date of this Agreement.
“Company Common Stock” means the common stock, without par value, of the Company.
“Company Disclosure Letter” means the disclosure letter dated the date of this Agreement regarding this Agreement that has been provided by the Company to Parent, Holdco, Holdco II and Merger Subsidiary.
“Company Equity Awards” means the Company RSUs, Company PSUs, Company Restricted Stock Awards and Company Options.
“Company Licensed IP” means all Intellectual Property that is used, practiced or held for use or practice by the Company or any of its Subsidiaries, except for any Company Owned IP.
“Company Owned IP” means any and all Intellectual Property that is owned or purported to be owned by the Company or any of its Subsidiaries (including any and all Company Registered IP).
“Company Registered IP” means all of the Registered IP, including all issued Patents, pending applications for Patents, registered Trademarks, pending applications for registration of Trademarks, registered Copyrights, pending applications for registration of Copyrights, and Domain Names, in each case, owned or purported to be owned by the Company or any of its Subsidiaries.
“Company Stock” means the Preferred Stock and Company Common Stock.
“Company Stock Plans” means (a) the USA Technologies, Inc. 2014 Stock Option Incentive Plan, (b) the USA Technologies, Inc. 2015 Equity Incentive Plan and (c) the USA Technologies, Inc. 2018 Equity Incentive Plan, in each case as amended, supplemented or otherwise modified as of the date of this Agreement.
“Company Termination Fee” means an amount equal to $31,500,000.
“Confidentiality Agreement” means the Mutual Non-Disclosure Agreement between Parent and the Company dated April 2, 2025, as amended, supplemented or otherwise modified.
“Contract” means any legally binding contract, subcontract, agreement, note, bond, indenture, lease, license, or other obligation or arrangement.
“Credit Agreement” means the Second Amended and Restated Credit Agreement, dated as of January 31, 2025, among the Company, the loan parties party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, as amended, restated, amended and restated, supplemented or otherwise modified as of the date of this Agreement.
“Data Protection Laws” means all applicable data privacy Laws and binding guidelines and standards relating to the Processing of Personal Data, including all applicable U.S. state privacy Laws, Laws relating to breach notification, the use of biometric information and identifiers (including but not limited to the Illinois Biometric Information Protection Act, the Texas Capture Or Use Of Biometric Identifier Act, and Washington HB 1493) and the use of Personal Data for marketing purposes.
“Data Protection Requirements” means all applicable Data Protection Laws and all of the Company’s or any of its Subsidiaries’ written privacy policies and contractual obligations relating to the Processing of any Personal Data.
“Delaware Law” means the Delaware General Corporation Law and Delaware common Law.
“ERISA” means the U.S. Employee Retirement Income Security Act of 1974.
“ERISA Affiliate” of any trade or business (whether or not incorporated) that, together with the Company is treated as a single employer under Section 414 of the Code.
“Financing Entities” means the entities that have committed to provide, arrange or otherwise entered into agreements in connection with the Debt Financing (which term, for the avoidance of doubt, includes any Alternative Financing) in connection with the transactions contemplated by this Agreement, including the parties to the Debt Commitment Letter and any joinder agreements or credit agreements relating thereto.

“Financing Parties” means the Financing Entities and their respective Affiliates and their and their respective Affiliates’ officers, directors, general or limited partners, shareholders, members, controlling persons, employees, agents and representatives and their respective successors and assigns; provided that neither Parent nor any of its Affiliates shall be a Financing Party.
“Fraud” of a party means an intentional and willful misrepresentation of a representation or warranty set forth in Article 4 or Article 5, or the certificate delivered pursuant to Section 9.02(a) or Section 9.03(a), as applicable, by such party that constitutes actual common law fraud (and not constructive fraud or negligent misrepresentation).
“GAAP” means generally accepted accounting principles in the United States.
“Governmental Authority” means any transnational, domestic or foreign, federal, state or local governmental, regulatory or administrative authority, department, court, agency or official, including any political subdivision thereof.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.
“In-the-Money Option” means a Company Option having a per share exercise price less than the Merger Consideration.
“Intellectual Property” means any and all rights in or relating to intellectual property, including: (a) all United States, international and foreign patents and applications therefor and all reissues, divisions, divisionals, renewals, extensions, provisionals, continuations and continuations-in-part thereof, and all rights to claim priority from any of the foregoing (collectively, “Patents”); (b) all copyrights and copyright registrations and mask works and mask work registrations throughout the world, and all applications to register any of the foregoing, and corresponding rights in works of authorship (collectively, “Copyrights”); (c) all industrial designs and any registrations and applications therefor throughout the world; (d) all trade names, logos, trademarks and service marks and other indicators of the commercial source, and all registrations and applications therefor throughout the world, together with all goodwill associated with any of the foregoing (collectively, “Trademarks”); (e) all trade secrets, know-how and other corresponding rights in confidential information (collectively, “Trade Secrets”); (f) Internet domain names and all social media identifiers (collectively, “Domain Names”); and (g) intellectual property rights in Software.
“Intervening Event” means an event, fact, circumstance, development or occurrence, in each case, that is material to the Company and its Subsidiaries, taken as a whole, that (a) is not known to or reasonably foreseeable by the Company Board as of the date of this Agreement, (b) first becomes known to or by the Company Board prior to obtaining the Company Shareholder Approval and (c) does not relate to an Acquisition Proposal or any matter relating thereto or consequence thereof; provided that changes in the market price or trading volume of the shares of Company Stock or the fact that the Company meets or exceeds internal or published projections, budgets, forecasts or estimates of revenues, earnings or other financial metrics will not constitute, or be considered in determining whether there has been, an Intervening Event (but any underlying causes of such changes or facts may constitute, or be taken into account in determining whether there has been, an Intervening Event).
“knowledge” of any Person that is not an individual means the actual knowledge of such Person’s executive officers; provided, however, that “knowledge” of the Company means the actual knowledge of the individuals listed in Section 1.01(a) of the Company Disclosure Letter.
“Lien” means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest, encumbrance or other adverse claim of any kind in respect of such property or asset, other than a Permitted Lien.

“Material Adverse Effect” means, with respect to the Company or any of its Subsidiaries, any change, effect, event, circumstance, development, condition or occurrence (each, an “Effect”) that has, or would reasonably be expected to have, a material adverse effect on the financial condition, business, assets or results of operations of the Company and its Subsidiaries, taken as a whole, excluding any change, effect, event, circumstance, development, condition or occurrence resulting from or arising in connection with:
(a) changes in the financial, securities, credit or other capital markets or general economic or regulatory, legislative or political conditions, in the United States or any other country or region in the world;
(b) general changes or developments in any of the industries in which the Company or its Subsidiaries operate;
(c) geopolitical conditions, any outbreak or escalation of hostilities, acts of war (whether or not declared), acts of armed hostility, sabotage, terrorism, cybercrime or national or international calamity (or worsening of any such conditions) in the United States or any other country or region in the world;
(d) any hurricane, tornado, tsunami, flood, volcanic eruption, earthquake, nuclear incident, pandemic (including COVID-19), plagues, other outbreaks of illness or public health events (including quarantine restrictions mandated or recommended by any Governmental Authority in response to any of the foregoing), weather conditions or other natural or man-made disaster or other force majeure event in the United States or any other country or region in the world;
(e) changes in Applicable Law or GAAP or authoritative interpretation or enforcement thereof;
(f) changes in trade regulations, such as the imposition of new or increased trade restrictions, tariffs, trade policies or disputes, or changes in, or any consequences resulting from, any “trade war” or similar actions in the United States or any other country or region in the world;
(g) the failure, in and of itself, of the Company to meet any internal or published projections, forecasts, budgets, guidance, estimates or predictions in respect of revenues, earnings or other financial or operating metrics or other matters before, on or after the date of this Agreement, or changes or prospective changes in the market price or trading volume of the securities of the Company or the credit rating of the Company (it being understood that the underlying facts giving rise or contributing to such failure or change may be taken into account in determining whether there has been a Material Adverse Effect if any change, effect, event, circumstance, development, condition or occurrence related thereto is not otherwise excluded under this definition);
(h) the identity of, or any facts or circumstances solely relating to, Parent, Holdco, Holdco II, Merger Subsidiary or their respective Affiliates;
(i) the negotiation, pendency or consummation of the transactions contemplated by this Agreement, including the impact thereof on the relationships of the Company or any of its Subsidiaries with employees, partnerships, customers, suppliers or Governmental Authorities (including the failure to obtain any of the consents or approvals contemplated by Section 8.01);
(j) any shareholder class action, derivative or similar litigation, suit, action or proceeding in respect of this Agreement or the other Transaction Documents (or the transactions contemplated hereby or thereby); and
(k) the availability or cost of equity, debt or other financing to Parent, Holdco, Holdco II and Merger Subsidiary;
provided, however, that in the case of clauses (a), (b), (c), (d), (e) and (f), any change, effect, event, circumstance, development, condition or occurrence may be taken into account in determining whether or not there has been a Material Adverse Effect only to the extent any such change, effect, event, circumstance, development, condition or occurrence has a disproportionate adverse impact on the Company and its Subsidiaries, taken as a whole, as compared to other companies of a similar size operating in the industry in which the Company operates, in which case only the incremental disproportionate adverse impact may be taken into account.
“Nasdaq” means the NASDAQ stock exchange.

“Network” means any payment system, card association, debit network, or similar entity, or any other similar network permitting businesses and/or consumers to engage in financial transactions using a credit, debit, or prepaid card or account, or a bank account, including Mastercard, Visa, Discover, JCB, American Express, and the National Automated Clearing House Association.
“Network Rules” means any bylaws, rules, regulations, procedures, guidelines or operational or technical standards or guidance issued, adopted, implemented or otherwise put into effect by or under the authority of any Network.
“Open Source Software” means any Software that is, or that contains or is derived in any manner (in whole or in part), from any Software that is distributed as free software, open source software, copyleft software, “freeware” or “shareware” or under similar licensing or distribution models, including Software licensed pursuant to any license under which any Software or other materials are distributed or licensed as “free software”, “open source software” or under similar terms.
“Order” means any judgment, order, settlement, memorandum of understanding, injunction or decree of a Governmental Authority of competent jurisdiction.
“Out-of-the-Money Option” means a Company Option having a per share exercise price equal to or greater than the Merger Consideration.
“Parent Material Adverse Effect” means, with respect to Parent, Holdco, Holdco II or Merger Subsidiary, any change, effect, event, circumstance, development, condition or occurrence that prevents or materially impedes, materially interferes with, materially hinders or materially delays or would reasonably be expected to prevent or materially impede, materially interfere with, materially hinder or materially delay (a) the consummation by Parent, Holdco, Holdco II or Merger Subsidiary of the Merger or any of the other transactions contemplated by this Agreement or any other Transaction Document in accordance with the terms and conditions of this Agreement or (b) the compliance by Parent, Holdco, Holdco II or Merger Subsidiary of its obligations under this Agreement or any other Transaction Document in any material respect.
“PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001.
“Pennsylvania Law” means Title 15 of the Pennsylvania Consolidated Statutes.
“Permits” means all approvals, authorizations, registrations, licenses, exemptions, permits, certificates, variances, clearances and consents of Governmental Authorities or Networks.
“Permitted Liens” means (a) Liens for Taxes that are not due and payable or that may thereafter be paid without interest or penalty, or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP, (b) mechanics’, carriers’, workmen’s, warehousemen’s, repairmen’s or other like Liens arising or incurred in the ordinary course of business, (c) Liens incurred in the ordinary course of business, in each case, in connection with workers’ compensation, unemployment insurance and other types of social security or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government Contracts, performance and return of money bonds and similar obligations, (d) zoning, building and other similar codes and regulations, (e) Liens the existence of which are disclosed in the notes to the consolidated financial statements of the Company included in the Company SEC Documents, in each case, that are filed prior to the date of this Agreement, (f) any conditions that would be disclosed by a current, accurate survey or physical inspection, (g) matters shown by the public records, including any reservation, exception, encroachment, easement, right-of way, covenant, condition, restriction or similar title exception or encumbrance affecting the title to the Leased Real Property, (h) Liens, easements, rights-of-way, covenants and other similar restrictions that have been placed by any developer, landlord (including statutory landlord liens) or other Person on property over which the Company or any of its Subsidiaries has easement rights or on any property leased by the Company or any of its Subsidiaries and subordination or similar agreements relating thereto, (i) non-exclusive licenses granted under Intellectual Property by the Company or any of its Subsidiaries in the ordinary course of business, (j) Liens on any assets of the Company or its Subsidiaries or any pledge of securities of any Subsidiary pursuant to the terms of the Credit Agreement so long as such Liens are released at the Closing and (k) Liens (other than Liens securing indebtedness for borrowed money), defects or irregularities in title, easements, rights-of-way, covenants, restrictions and other similar matters that would not reasonably be expected to, individually or in the aggregate, materially impair the continued use and operation of the assets to which they relate in the business of the Company and its Subsidiaries as currently conducted.
“Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a Governmental Authority.
“Personal Data” means any information defined as “personal data”, “personally identifiable information” or “personal information” or any functional equivalent of these terms under Data Protection Requirements.
“Preferred Stock” means the Series A Convertible Preferred Stock, without par value, of the Company.
“Processing” means any operation or set of operations performed on any data, whether or not by automated means, including but not limited to receipt, collection, compilation, use, storage, combination, sharing, safeguarding, disposal, erasure, destruction, disclosure or transfer (including cross-border transfer).
“Registered IP” means all registered Intellectual Property and applications therefor.
“Representative” means, with respect to any Person, such Person’s directors, officers, employees, Affiliates, investment bankers, attorneys, accountants and other advisors or representatives.
“Rollover Agreement” means any agreement (if any) by and among Parent, Holdco, Holdco II, Merger Subsidiary or an Affiliate of Parent, Holdco, Holdco II or Merger Subsidiary, as applicable, and any shareholder of the Company (which, for the avoidance of doubt, does not need to include the Company as a party) entered into from and after the date hereof, but prior to the Effective Time, providing for the contribution of Rollover Shares to Parent, Holdco, Holdco II, Merger Subsidiary or an Affiliate of Parent, Holdco, Holdco II or Merger Subsidiary.
“Rollover Shares” means the shares of Company Common Stock, if any, that are to be contributed to Parent, Holdco, Holdco II, Merger Subsidiary or an Affiliate of Parent, Holdco, Holdco II or Merger Subsidiary pursuant to a Rollover Agreement.
“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.
“SEC” means the United States Securities and Exchange Commission.
“Software” means any and all: (a) software and computer programs of any type, including any and all software implementations of algorithms, models and methodologies, whether in source code or object code, and (b) documentation and other materials related to any of the foregoing, including user manuals and training materials.
“Sponsor Bank” means each banking organization that provides Network sponsorship to the Company or its Subsidiaries for purposes of operating its business.
“Subsidiary” means, with respect to any Person, any Person of which (a) securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at any time directly or indirectly owned by such Person or (b) such Person holds a majority of the issued and outstanding voting equity interests.
“Superior Proposal” means a bona fide, unsolicited written Acquisition Proposal (with references to “15% or more” and “85%” being deemed to be replaced with a reference to “a majority”) by a Third Party, which did not result from or arise out of a material breach of Section 6.03, and which the Company Board determines in good faith after consultation with the Company’s outside legal and financial advisors to be more favorable to the Company and its shareholders from a financial point of view than the Merger, taking into account all financial, legal, financing (including availability thereof), regulatory and other aspects of such proposal, and risks, likelihood and timing of consummation of such proposal, such other matters that the Company Board deems relevant and any changes to the terms of this Agreement proposed by Parent in response to such Superior Proposal pursuant to, and in accordance with, Section 6.03(e).

“Tax” means any and all federal, state, local, foreign or other taxes, imposts, assessments, fees, duties, levies or other charges in the nature of a tax, including income, gross receipts, franchise, estimated, alternative minimum, add-on minimum, sales, use, transfer, real property gains, value added, excise, natural resources, severance, stamp, occupation, premium, real property, personal property, escheat or unclaimed property obligations, capital stock, social security (or similar), unemployment, disability, payroll, license, employee or other withholding, or other tax of any kind whatsoever imposed by a Governmental Authority, including any interest, additions and penalties in respect of the foregoing, whether disputed or not.
“Tax Return” means any Tax return, statement, report, claim for refund, election, declaration, disclosure, schedule or form (including any estimated Tax or information return or report, any schedule or attachment thereto and any amendment thereof) filed or required to be filed with any Taxing Authority.
“Taxing Authority” means any Governmental Authority (domestic or foreign) responsible for (or otherwise involved in) the imposition, administration or collection of any Tax.
“Third Party” means any Person, including as defined in Section 13(d) of the 1934 Act, other than Parent or any of its Affiliates.
“Trade Laws” means any law, regulations, Orders, permit or other decision or requirement having the force or effect of law and as amended from time to time, of any Governmental Authority, concerning the importation of products, the exportation or reexportation of products (including hardware, software, and technology and services), the terms and conduct of international transactions, and the making or receiving of international payments, including, as applicable, the Tariff Act of 1930 and other laws and programs administered or enforced by U.S. Customs and Border Protection and U.S. Immigration and Customs Enforcement, and their predecessor agencies, the Export Administration Act of 1979, Export Administration Regulations, International Emergency Economic Powers Act, Trading With the Enemy Act, Arms Export Control Act, International Traffic in Arms Regulations, Executive Orders of the President regarding embargoes and restrictions on transactions with designated entities, the embargoes and restrictions administered by the U.S. Department of the Treasury, Office of Foreign Assets Control and the antiboycott laws administered by the U.S. Departments of Commerce and Treasury, and any similar customs and international trade laws in any jurisdiction in which Company conducts business.
“Transaction Documents” means this Agreement, the Voting Agreements, the Rollover Agreements and any other agreement executed and delivered in connection with this Agreement on the date of this Agreement.
“WARN Act” means the Worker Adjustment and Retraining Notification Act of 1988, and any similar state or local Law.
“Willful and Material Breach” means a material breach of, or a material failure to perform, any covenant, representation, warranty or agreement set forth in this Agreement, in each case that is a consequence of an act undertaken by the breaching party or the failure by the breaching party to take an act it is required to take under this Agreement, with the knowledge that the taking of or failure to take such act would, or would reasonably be expected to, result in, constitute or cause a breach of this Agreement, it being acknowledged and agreed that the failure to consummate the Merger and the other transactions contemplated by this Agreement after all of the conditions in Article 9 (other than conditions that are to be satisfied at or immediately prior to the Closing) have been satisfied or waived by the party entitled to waive such conditions shall constitute a willful and material breach of this Agreement.

(b) Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Adverse Recommendation Change	Section 6.03(d)
Agreement	Preamble
Alternative Financing	Section 7.04(c)
Certificates	Section 2.03(a)
Chosen Courts	Section 11.08
Claim	Section 7.02(b)
Closing	Section 2.01(a)
Closing Date	Section 2.01(a)
Company	Preamble
Company Acquisition Agreement	Section 6.03(a)
Company Board Recommendation	Section 4.02(b)
Company Employee	Section 7.03(a)
Company Options	Section 4.05(a)
Company PSUs	Section 4.05(a)
Company Restricted Stock Awards	Section 4.05(a)
Company RSUs	Section 4.05(a)
Company SEC Documents	Section 4.07(a)
Company Securities	Section 4.05(b)
Company Shareholder Approval	Section 4.02(a)
Company Shareholder Meeting	Section 6.02
Company Subsidiary Securities	Section 4.06(c)
Credit Agreement Termination	Section 6.06
D&O Insurance	Section 7.02(c)
Debt Commitment Letter	Section 5.06(a)
Debt Financing	Section 5.06(a)
Definitive Debt Financing Agreements	Section 7.04(a)
Divestiture	Section 8.01(c)
DOL	Section 4.17(a)
Effective Time	Section 2.01(b)
Employee Plan	Section 4.17(a)
End Date	Section 10.01(b)(i)
Environmental Laws	Section 4.20
FCPA	Section 4.12(c)
Holdco	Preamble
Holdco II	Preamble
Indemnified Person	Section 7.02(a)
Inquiry	Section 6.03(a)
Internal Controls	Section 4.07(f)
IRS	Section 4.17(a)
IT Assets	Section 4.22(b)
Leased Real Property	Section 4.14(a)
Lenders	Section 5.06(a)
Malicious Code	Section 4.22(b)
Material Contract	Section 4.21(a)
Maximum Tail Premium	Section 7.02(c)
Merger	Recitals
Merger Consideration	Section 2.02(a)(i)
Merger Subsidiary	Preamble
Non-Recourse Parties	Section 11.15

Term	Section
Parent	Preamble
Paying Agent	Section 2.03(a)
Payment Fund	Section 2.03(b)
Payoff Letter	Section 6.06
Permitted Other Terms	Section 7.04(a)
Proxy Statement	Section 4.09
Real Property Lease	Section 4.14(a)
Redemption	Section 8.09(b)
Redemption Notice	Section 8.09(a)
Redemption Price	Section 8.09(b)
Reference Time	Section 4.05(a)
Remedy	Section 8.01(c)
Restraints	Section 9.01(b)
Solvent	Section 5.07
Statement of Merger	Section 2.01(b)
Surviving Corporation	Section 2.01
Transaction Amounts	Section 5.06(d)
Transaction Litigation	Section 8.06
Uncertificated Shares	Section 2.03(a)
Voting Agreements	Recitals
401(k) Plan	Section 6.09

Section 1.02. Other Definitional and Interpretative Provisions. The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The table of contents and captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles and Sections are to Articles and Sections of this Agreement unless otherwise specified. The definition of terms herein shall apply equally to the singular and the plural. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The word “shall” shall be construed to have the same meaning as the word “will”. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. The word “extent” in the phrase “to the extent” means the degree to which a subject or thing extends, and such shall not mean simply “if”. The word “or” shall not be exclusive. The words “made available” mean, with respect to any information, document or other material, that such information, document or other material was made continuously available on or prior to 11:59 p.m. New York City time, one day prior to the date of this Agreement: (a) on the SEC website or (b) in the virtual data room maintained by the Company with Intralinks in connection with the transactions contemplated hereby. “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. Unless otherwise specified, references to any statute shall be deemed to refer to such statute as amended from time to time and to any rules or regulations promulgated thereunder. References to any agreement or Contract are to that agreement or Contract as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted. The phrase “date of this Agreement” shall be deemed to refer to the date set forth in the preamble of this Agreement. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. The measure of a period of one month or year for purposes of this Agreement will be the date of the following month or year corresponding to the starting date; and, if no corresponding date exists, then the end date of such period being measured will be the next actual date of the following month or year (for example, one month following February 18 is March 18 and one month following March 31 is May 1). Unless otherwise specified in this Agreement, when calculating the period of time within which, or following which, any action is to be taken pursuant to this Agreement, the date that is the reference day in calculating such period shall be excluded. References to days shall refer to calendar days unless Business Days are specified. References to “law”, “laws” or to a particular statute or law shall be deemed also to include any Applicable Law. Any references in this Agreement to “dollars” or “$” shall be to U.S. dollars.
ARTICLE 2
The Merger
Section 2.01. The Merger. At the Effective Time, Merger Subsidiary shall merge with and into the Company in accordance with Pennsylvania Law and Delaware Law, whereupon, the separate existence of Merger Subsidiary shall cease and the Company shall be the surviving corporation (the “Surviving Corporation”).
(a) Subject to the provisions of Article 9, the closing of the Merger (the “Closing”) shall take place by means of the exchange of signatures electronically at 8:00 a.m., Eastern time, as soon as possible, but in any event no later than five Business Days after the date the conditions set forth in Article 9 (other than conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permissible, waiver of those conditions at the Closing) have been satisfied or, to the extent permissible, waived by the party or parties entitled to the benefit of such conditions, or at such other time or on such other date as Parent and the Company may mutually agree in writing (the “Closing Date”).
(b) At the Closing, the parties hereto shall cause (i) a statement of merger in such form as required by Pennsylvania Law (the “Statement of Merger”) relating to the Merger to be properly executed and filed with the Department of State of the Commonwealth of Pennsylvania and (ii) a certificate of merger in such form as required by Delaware Law (the “Certificate of Merger”) relating to the Merger to be properly executed and filed with the Secretary of State of the State of Delaware, and shall make all other filings or recordings required by Applicable Law, in each case in such form as is reasonably satisfactory to both Parent and the Company. The Merger shall become effective at the time agreed to by the parties, which shall be as soon as practicable following the filing of both of the Statement of Merger with the Department of State of the Commonwealth of Pennsylvania in accordance with Pennsylvania Law and the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and shall be expressly stated in such filings, or at such later time that the parties hereto shall have agreed and designated in the Statement of Merger and Certificate of Merger as the effective time of the Merger (the “Effective Time”).
(c) The Merger shall have the effects set forth in this Agreement and the applicable provisions of Pennsylvania Law and Delaware Law. Without limiting the generality of the foregoing and subject thereto, at the Effective Time, all the property, rights, privileges, immunities, powers and franchises of the Company and Merger Subsidiary shall vest in the Company as the Surviving Corporation in the Merger, and all debts, liabilities, obligations and duties of the Company and Merger Subsidiary shall become the debts, liabilities, obligations and duties of the Company as the Surviving Corporation in the Merger, all as provided under Pennsylvania Law and Delaware Law.
Section 2.02. Treatment of Shares.
(a) At the Effective Time, by virtue of the Merger and without any action on the part of the Company, Parent, Holdco, Holdco II, Merger Subsidiary, the holders of any capital stock of the Company or Merger Subsidiary, or any other Person:
(i) except as otherwise provided in Section 2.02(a)(ii), each share of Company Common Stock issued and outstanding immediately prior to the Effective Time, other than any Rollover Shares, shall be converted into the right to receive $11.20 in cash, without interest (such amount per share, the “Merger Consideration”);
(ii) each share of Company Stock owned by the Company or any Subsidiary of the Company as treasury stock (including all shares of Preferred Stock redeemed by the Company in accordance with Section 8.09) or owned by Parent, Holdco, Holdco II or Merger Subsidiary, or by any other Subsidiary of Parent, immediately prior to the Effective Time shall be canceled and shall cease to exist, and no payment shall be made with respect thereto;
(iii) each share of common stock, par value $0.01 per share, of Merger Subsidiary issued and outstanding immediately prior to the Effective Time shall be converted into and become one newly issued, fully paid and non-assessable share of common stock, par value $0.01 per share, of the Surviving

Corporation, and shall constitute the only outstanding shares of capital stock of the Surviving Corporation. From and after the Effective Time, all certificates representing shares of Merger Subsidiary common stock shall be deemed for all purposes to represent the number of shares of common stock of the Surviving Corporation into which they were converted in accordance with the immediately preceding sentence; and
(iv) each Rollover Share shall not be entitled to receive the Merger Consideration pursuant to this Agreement and shall, (x) immediately prior to the Effective Time, be subject to the treatment specified under the Rollover Agreement applicable to such Rollover Shares and (y) at the Effective Time, be cancelled and retired and shall cease to exist, and no consideration shall be delivered in exchange for such cancellation and retirement.
Section 2.03. Surrender and Payment.
(a) Prior to the Effective Time, Parent shall appoint an agent reasonably acceptable to the Company (the “Paying Agent”) for the purpose of paying the Merger Consideration in respect of (i) certificates representing shares of Company Common Stock (the “Certificates”) or (ii) uncertificated shares of Company Common Stock represented in book entry, including through Cede & Co., the nominee of the Depository Trust Company (the “Uncertificated Shares”). Promptly after the Effective Time (and after receipt by the Paying Agent from the Company’s transfer agent of all information reasonably necessary to enable the Paying Agent to effect the mailing set forth in this Section 2.03(a); provided that Parent and the Surviving Corporation shall use reasonable best efforts to obtain such information to enable such mailing to occur no later than the fifth Business Day following the Effective Time), Parent shall send, or shall cause the Paying Agent to send, to each holder of record of shares of Company Common Stock at the Effective Time a letter of transmittal (in a form that was reasonably acceptable to the Company prior to the Effective Time) and instructions (which shall specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the Certificates or transfer of the Uncertificated Shares to the Paying Agent) for use in such exchange.
(b) Each holder of shares of Company Common Stock that have been converted into the right to receive the Merger Consideration shall be entitled to receive, upon (i) surrender to the Paying Agent of a Certificate, together with a properly completed letter of transmittal (or affidavit in lieu thereof pursuant to Section 2.07) or (ii) receipt of an “agent’s message” by the Paying Agent (or such other evidence, if any, of transfer as the Paying Agent may reasonably request) in the case of a book-entry transfer of Uncertificated Shares, the Merger Consideration in respect of each share of Company Common Stock represented by a Certificate or Uncertificated Share. Until so surrendered or transferred, as the case may be, each such Certificate or Uncertificated Share shall represent after the Effective Time for all purposes only the right to receive the Merger Consideration, without interest thereon. At or prior to the Effective Time, Parent shall deposit, or cause to be deposited, with the Paying Agent, for the benefit of the holders of Company Common Stock, cash in an amount sufficient to pay the Merger Consideration (such cash being hereinafter referred to as the “Payment Fund”). The Payment Fund shall, pending its disbursement to the holders of Company Common Stock, be invested by the Paying Agent as directed by Parent or the Surviving Corporation in (i) short-term direct obligations of the United States of America, (ii) short-term obligations for which the full faith and credit of the United States of America is pledged to provide for the payment of principal and interest, (iii) short-term commercial paper rated the highest quality by either Moody’s Investors Service, Inc. or Standard and Poor’s Ratings Services or (iv) certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $1 billion (based on the most recent financial statements of such bank that are then publicly available); provided that no such investment or losses shall affect the amounts payable to such holders of Company Common Stock and Parent shall promptly replace or cause to be replaced any funds deposited with the Paying Agent that are lost through any investment, or otherwise deposit funds to the Payment Fund so as to ensure that the Payment Fund is at all times maintained at a level sufficient for the Paying Agent to pay the aggregate Merger Consideration. Earnings from investments, subject to the immediately preceding proviso, shall be paid to and shall be the sole and exclusive property of Parent and the Surviving Corporation. Except as contemplated by Section 2.03(e), the Payment Fund shall not be used for any other purpose.
(c) If any portion of the Merger Consideration is to be paid to a Person other than the Person in whose name the surrendered Certificate or the transferred Uncertificated Share is registered, it shall be a condition to such payment that (i) either such Certificate shall be properly endorsed or shall otherwise be in proper form for transfer or such Uncertificated Share shall be properly transferred and (ii) the Person requesting such payment shall pay to the Paying Agent any transfer or other Taxes required as a result of such payment to a Person other than the registered holder of such Certificate or Uncertificated Share or establish to the satisfaction of Parent and the Paying Agent that such Tax has been paid or is not payable.
(d) After the Effective Time, there shall be no further registration of transfers of shares of Company Common Stock outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates or Uncertificated Shares are presented to the Surviving Corporation or the Paying Agent (other than Certificates or Uncertificated Shares in respect of shares of Company Common Stock subject to Section 2.02(a)(ii)), they shall be canceled and exchanged for the Merger Consideration provided for, and in accordance with the procedures set forth, in this Article 2.
(e) Any portion of the Merger Consideration made available to the Paying Agent pursuant to Section 2.03(a) (including any interest received thereon) that remains unclaimed by the holders of shares of Company Common Stock one year after the Effective Time shall be returned to Parent, upon demand, and any such holder who has not exchanged shares of Company Common Stock (other than shares of Company Common Stock subject to Section 2.02(a)(ii)) for the Merger Consideration in accordance with this Section 2.03 prior to that time shall thereafter look only to Parent for payment of the Merger Consideration in respect of such shares, without any interest thereon. Notwithstanding the foregoing, none of the Company, Parent, Holdco, Holdco II, Merger Subsidiary, the Surviving Corporation or any other Person shall be liable to any holder of shares of Company Common Stock for any amounts paid to a public official pursuant to applicable abandoned property, escheat or similar laws.
(f) All cash paid upon the surrender for exchange of Certificates or Uncertificated Shares in accordance with the terms of this Article 2 shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Company Common Stock formerly represented by such Certificates or Uncertificated Shares.
Section 2.04. Dissenters Rights. In accordance with Section 1571(b) of Pennsylvania Law, the Merger will not entitle any holder of Company Common Stock to any dissenters rights. Upon Redemption of the Preferred Stock in accordance with Section 8.09, the Merger will not entitle any former holder of Preferred Stock to any dissenters rights.
Section 2.05. Company Equity Awards.
(a) Company RSUs. At or immediately prior to the Effective Time, each Company RSU that is outstanding immediately prior to the Effective Time shall, automatically and without any action required on the part of the holder of such Company RSU, become fully vested and free of restrictions and will be canceled and converted into the right to receive, in accordance with the terms of this Agreement, an amount in cash equal to the Merger Consideration.
(b) Company PSUs. At or immediately prior to the Effective Time, each Company PSU that is outstanding immediately prior to the Effective Time which remains subject to vesting based on achieving certain performance metrics shall, automatically and without any action required on the part of the holder of such Company PSU, become vested with respect to that number of shares of Company Common Stock based on deemed achievement of the performance metrics at target performance. Immediately thereafter the Company PSUs shall be canceled and converted into the right to receive, with respect to each such vested share of Company Common Stock underlying such Company PSU, in accordance with the terms of this Agreement, an amount in cash equal to the Merger Consideration.
(c) Company Restricted Stock Awards. At or immediately prior to the Effective Time, each Company Restricted Stock Award that is outstanding immediately prior to the Effective Time shall, automatically and without any action required on the part of the holder of such Company Restricted Stock Award, become fully vested and free of restrictions and will be canceled and converted into the right to receive, in accordance with the terms of this Agreement, an amount in cash equal to the Merger Consideration.
(d) Options. At or immediately prior to the Effective Time, each outstanding In-the-Money Option shall, automatically and without any action required on the part of the holder of such Company Option, become fully vested and free of restrictions and be cancelled in exchange for cash in an amount equal to (i) the total number of shares of Company Common Stock for which such Company Option is exercisable, multiplied by (ii) the excess of the Merger Consideration over the per share exercise price of such Company Option. At the Effective Time, each outstanding Out-of-the-Money Option will be cancelled without consideration and will be of no further force and effect.
(e) Payment. Parent shall cause the Surviving Corporation to pay the consideration payable to holders of Company RSUs, Company PSUs, Company Restricted Stock Awards and In-the-Money Options who are current or former employees of the Company or any Subsidiary through its payroll at or reasonably promptly after the Effective Time (but in no event later than three Business Days after the Effective Time).
(f) Resolutions. Prior to the Effective Time, the Company Board (or, if appropriate, any committee thereof administering any Company Stock Plan) shall adopt such resolutions or take action by written consent in lieu of a meeting, providing for the transactions contemplated by this Section 2.05. The Company shall provide that, following the Effective Time, no holder of any Company RSU, Company PSU, Company Restricted Stock Award or Company Option shall have the right to acquire any equity interest in the Company or the Surviving Corporation in respect thereof.
Section 2.06. Withholding Rights. Each of the Paying Agent, Merger Subsidiary, Holdco, Holdco II, the Surviving Corporation and Parent (and their Affiliates and designees) shall be entitled to deduct and withhold from the amounts otherwise payable to any Person pursuant to this Agreement such amounts as it is required to deduct and withhold with respect to the making of such payment under any provision of federal, state, local or foreign Tax law. If the Paying Agent, Merger Subsidiary, Holdco, Holdco II, the Surviving Corporation or Parent (or their Affiliates or designees), as the case may be, withholds any such amounts, such amounts shall be treated for all purposes of this Agreement as having been paid to Person in respect of which such withholding was made and shall be properly paid over to the appropriate Taxing Authority.
Section 2.07. Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such Person of a bond, in such reasonable amount as the Surviving Corporation may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will issue, in exchange for such lost, stolen or destroyed Certificate, the Merger Consideration to be paid in respect of the shares of Company Stock represented by such Certificate, as contemplated by this Article 2.
Section 2.08. Certain Adjustments. Notwithstanding anything to the contrary set forth in this Agreement, if, during the period from the date of this Agreement through the earlier of the Effective Time and the valid termination of this Agreement, the issued and outstanding shares of Company Common Stock are changed into a different number or class of shares or securities by reason of any stock split, division or subdivision of shares, stock dividend, reverse stock split, consolidation of shares, reorganization, reclassification, recapitalization or other similar transaction, or a record date with respect to any such event shall occur during such period, then the Merger Consideration and any other amounts payable pursuant to this Agreement shall be equitably adjusted to provide holders of shares of Company Common Stock the same economic effect as contemplated by this Agreement prior to such action. Nothing in this Section 2.08 shall be construed to permit any party to take any action that is otherwise prohibited or restricted by any other provision hereof.
ARTICLE 3
The Surviving Corporation
Section 3.01.  Articles of Incorporation. The Company Charter as in effect immediately prior to the Effective Time shall be the articles of incorporation of the Surviving Corporation until thereafter amended (subject to Section 7.02(a)) in accordance with Applicable Law.
Section 3.02. Bylaws. The Company Bylaws as in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation until thereafter amended (subject to Section 7.02(a)) in accordance with Applicable Law.
Section 3.03. Directors and Officers.
(a) Directors of the Surviving Corporation. At the Effective Time, the initial directors of Merger Subsidiary as of immediately prior to the Effective Time will be the directors of the Surviving Corporation, each to hold office in accordance with the articles of incorporation and bylaws of the Surviving Corporation until their respective successors are duly elected or appointed and qualified.

(b) Officers of the Surviving Corporation. At the Effective Time, the initial officers of Merger Subsidiary as of immediately prior to the Effective Time will be the officers of the Surviving Corporation, each to hold office in accordance with the articles of incorporation and bylaws of the Surviving Corporation until their respective successors are duly appointed.
ARTICLE 4
Representations and Warranties of the Company
Subject to Section 11.05, except (i) as disclosed in the Company’s annual report on Form 10-K for the fiscal year ended June 30, 2024 that was publicly available on the SEC’s Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”) prior to the date of this Agreement, (ii) as disclosed in the Company’s quarterly reports on Form 10-Q or in the Company’s current reports on Form 8-K in each case filed with or furnished to the SEC after June 30, 2024 that were publicly available on EDGAR prior to the date of this Agreement (but excluding any forward-looking disclosures set forth in any “risk factors” section, any disclosures in any “forward-looking statements” section and any other disclosures included therein that are cautionary, predictive or forward-looking in nature, which in no event shall be deemed to be an exception to or a disclosure against any representation or warranty set forth in this Article 4) (it being understood that any matter disclosed in such filings shall not be deemed disclosed for purposes of Section 4.01, Section 4.02, Section 4.03 or Section 4.05) or (iii) as set forth in the Company Disclosure Letter, the Company represents and warrants to Parent, Holdco, Holdco II and Merger Subsidiary that:
Section 4.01. Corporate Existence and Power.
(a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania.
(b) The Company has all corporate powers required to carry on its business as currently conducted, except for those powers, the absence of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company is duly qualified to do business as a foreign corporation and (where applicable and recognized) is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(c) Complete and correct copies of the Company Charter and Company Bylaws have been made available to Parent. Assuming the accuracy of the representation in the last sentence of Section 5.10, the Company is not in violation of any provision of the Company Charter or Company Bylaws in any material respect.
Section 4.02. Corporate Authorization.
(a) The execution, delivery and, assuming the accuracy of the representation in the last sentence of Section 5.10, performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby are within the Company’s corporate powers and, except for the required approval of the Company’s shareholders in connection with the consummation of the Merger and assuming the accuracy of the representation in the last sentence of Section 5.10, have been duly authorized by all necessary corporate action on the part of the Company. Assuming the accuracy of the representation in the last sentence of Section 5.10, the approval of a majority of the votes cast by all holders of the issued and outstanding shares of Company Stock entitled to vote on thereon, voting together as a single class (with the holder of each share of Preferred Stock having the right to one vote for each share of Company Common Stock into which such share of Preferred Stock could then be converted, not taking into account the conversion of any accrued and unpaid dividends on the Preferred Stock), is the only vote of the holders of any Company Stock necessary in connection with the consummation of the Merger (the “Company Shareholder Approval”). Assuming due authorization, execution and delivery by Parent, Holdco, Holdco II and Merger Subsidiary, and the accuracy of the representation in the last sentence of Section 5.10, this Agreement constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity).
(b) At a meeting duly called and held prior to the execution and delivery of this Agreement, the Company Board has unanimously (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, are in the best interests of the Company, (ii) approved, adopted and declared advisable this Agreement and the transactions contemplated hereby, including the Merger, (iii) recommended the approval and adoption of this Agreement by the Company’s shareholders (such recommendation in the preceding clause (iii), the “Company Board Recommendation”) and (iv) directed that this Agreement be submitted to the Company’s shareholders for their vote to adopt this Agreement at a duly convened meeting of the Company’s shareholders.
Section 4.03. Governmental Authorization. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby require no action by or in respect of, or filing with, any Governmental Authority, other than (a) the filing of the Statement of Merger with the Department of State of the Commonwealth of Pennsylvania and the Certificate of Merger with the Secretary of State of the State of Delaware, (b) compliance with any applicable requirements of the HSR Act, (c) compliance with any applicable requirements of the 1933 Act, 1934 Act and any other applicable state or federal securities laws, (d) compliance with any applicable rules of the Nasdaq and (e) any actions or filings the absence of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 4.04. Non-contravention. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby do not and will not (a) assuming the accuracy of the representation in the last sentence of Section 5.10, contravene, conflict with, or result in any violation or breach of any provision of the Company Charter or Company Bylaws or similar organizational documents of the Company’s Subsidiaries, (b) assuming receipt of the Company Shareholder Approval, the accuracy of the representation in the last sentence of Section 5.10 and compliance with the matters referred to in Section 4.03, contravene, conflict with or result in a violation or breach of any provision of any Applicable Law, (c) assuming receipt of the consents, authorizations and approvals contemplated by Section 4.03, require any consent or other action by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default, under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which the Company or any of its Subsidiaries is entitled under any provision of any agreement or other instrument binding upon the Company or any of its Subsidiaries or (d) result in the creation or imposition of any Lien (other than Permitted Liens) on any asset of the Company or any of its Subsidiaries, with only such exceptions, in the case of each of clauses (b) through (d), as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 4.05. Capitalization.
(a) The authorized capital stock of the Company consists of (i) 640,000,000 shares of Company Common Stock and (ii) 1,800,000 shares of preferred stock, without par value, of the Company, of which 900,000 shares have been designated as Preferred Stock. As of 5:00 p.m., Eastern time, on June 12, 2025 (the “Reference Time”), there were (A) 73,244,054 shares of Company Common Stock issued and outstanding, (B) 385,782 shares of Preferred Stock issued and outstanding, with $19,443,291 in the aggregate of accrued but unpaid dividends on the Preferred Stock, (C) 597,333 shares of Company Common Stock subject to the Company’s outstanding restricted stock unit awards (“Company RSUs”), (D) 110,238 shares of Company Common Stock (assuming satisfaction of performance goals for incomplete performance periods at the target level) subject to the Company’s outstanding performance-based restricted stock unit awards (“Company PSUs”), (E) 4,396,168 shares of Company Common Stock subject to outstanding options to purchase Company Common Stock (the “Company Options”) and (F) 16,063 shares of Company Common Stock subject to the Company’s outstanding restricted stock awards (“Company Restricted Stock Awards”). All outstanding shares of Company Stock are duly authorized, validly issued, fully paid and nonassessable, and are not subject to and were not issued in violation of any preemptive or similar right, purchase option, call or right of first refusal or similar.
(b) As of the Reference Time, (i) the Conversion Price (as defined in the Company Charter) is $5.0302 and accrued but unpaid dividends on the Preferred Stock are convertible into Company Common Stock at the price of $1,000 per share of Company Common Stock, subject to adjustment following the Reference Time only pursuant to Section 4(C)(3) of the Company Charter, (ii) the Preferred Stock is convertible into an aggregate of 96,137 shares of Company Common Stock, subject to adjustment following the Reference Time only pursuant to Section 4(C)(3) of the Company Charter and (iii) the aggregate Redemption Price of the Preferred Stock is $23,686,893.
(c) Except as set forth in this Section 4.05 and for changes since the Reference Time resulting from (i) the exercise of Company Options, settlement of Company RSUs, Company PSUs or lapse of restrictions in respect of Company Restricted Stock Awards or new grants of Company Options, Company RSUs, Company PSUs or Company Restricted Stock Awards under the Company Stock Plans, in each case, to the extent permitted by Section 6.01(b) or (ii) the issuance of shares of Company Common Stock upon conversion of Preferred Stock, there are no issued, reserved for issuance or outstanding: (A) shares of capital stock or other voting securities of or ownership interests in the Company, (B) securities of the Company convertible into or exchangeable for shares of capital stock or other voting securities of or ownership interests in the Company, (C) warrants, calls, options, restricted stock rights or other rights to acquire from the Company, or other obligation of the Company to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company or (D) profits interests, restricted shares, stock appreciation rights, restricted stock units, performance-based restricted stock units, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock of or voting securities of the Company to which the Company is party (the items in clauses (A) through (D) being referred to collectively as the “Company Securities”). Neither the Company nor any of its Subsidiaries is a party to any (i) voting agreement, voting trust, proxy or similar arrangement or understanding to which the Company or its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound with respect to the voting of any Company Securities or (ii) obligations or binding commitments of any character restricting the transfer of any Company Securities to which the Company is a party or by which it is bound with respect to the voting of any Company Securities. The Company is not a party to any Contract that obligates it to repurchase, redeem or otherwise acquire any Company Securities. There are no accrued and unpaid dividends with respect to any outstanding shares of Company Common Stock. The Company does not have a stockholder rights plan, “poison pill” or similar arrangement in effect.
(d) The Company has made available to Parent a complete and correct list, as of the Reference Time, of each outstanding Company Equity Award, including, with respect to each such award, (i) the grant date, (ii) the name of the holder thereof, (iii) the number of shares of Company Stock subject to such award or, in the case of a Company PSU, the target number of shares of Company Common Stock subject to such award and the vesting status of each Company PSU based on actual performance determined as of such Reference Time, (iv) the number of vested and unvested shares of Company Stock subject to such award, (v) the exercise price, in the case of a Company Option, and (vi) the expiration date, if any.
(e) Except as set forth in this Section 4.05, no (i) shares of capital stock of the Company or (ii) Company Securities are owned by any Subsidiary of the Company.
Section 4.06. Subsidiaries.
(a) Section 4.06(a) of the Company Disclosure Letter sets forth a complete and correct list, as of the date of this Agreement, of each Subsidiary of the Company and its place and form of organization.
(b) Each Subsidiary of the Company has been duly organized, is validly existing and (where applicable) in good standing under the laws of its jurisdiction of organization and has all organizational powers and all Permits required to carry on its business as currently conducted, except for those powers and Permits, the absence of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each such Subsidiary is duly qualified to do business as a foreign entity and (where applicable) is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. No Subsidiary of the Company is in violation of its certificate of incorporation, certificate of formation, bylaws or limited liability company agreement (or equivalent organization documents) in any material respect.
(c) All of the outstanding capital stock of or other voting securities of, or ownership interests in, each Subsidiary of the Company, is owned by the Company, directly or indirectly, free and clear of any Lien (other than Permitted Liens) and free of any transfer restriction (other than transfer restrictions of general applicability as may be provided under the 1933 Act or other applicable securities laws), including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other voting securities or ownership interests. There are no issued, reserved for issuance or outstanding (i) securities of the Company or any of its Subsidiaries convertible into, or exchangeable for, shares of capital stock or other voting securities of, or ownership interests in, any Subsidiary of the Company, (ii) warrants, calls, options or other rights to acquire from the Company or any of its Subsidiaries, or other obligations of the Company or any of its Subsidiaries to issue, any capital stock or other voting securities of, or ownership interests in, or any securities convertible into, or exchangeable for, any capital stock or other voting securities of, or ownership interests in, any Subsidiary of the Company or (iii) restricted shares, stock appreciation rights, performance units, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock or other voting securities of, or ownership interests in, any Subsidiary of the Company to which the Company or any Subsidiary of the Company is a party (the items in clauses (i) through (iii) being referred to collectively as the “Company Subsidiary Securities”). There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any of the Company Subsidiary Securities.
(d) The Company does not own or hold the right to acquire any equity securities, ownership interests or voting interests (including voting debt) of, or securities exchangeable or exercisable thereof, or investments in, any Person (other than a Subsidiary of the Company).
Section 4.07. SEC Filings and the Sarbanes-Oxley Act.
(a) The Company has filed with or furnished to the SEC on a timely basis all reports, schedules, forms, statements, prospectuses, registration statements and other documents required to be filed with or furnished to the SEC by the Company since July 1, 2022 (collectively, together with any exhibits and schedules thereto and other information incorporated therein, the “Company SEC Documents”).
(b) No Subsidiary of the Company is required to file or furnish any report, statement, schedule, form or other document with, or make any other filing with, or furnish any other material to, the SEC.
(c) As of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such later filing), each Company SEC Document filed pursuant to the 1934 Act did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.
(d) Each Company SEC Document that is a registration statement, as amended or supplemented, if applicable, filed pursuant to the 1933 Act, as of the date such registration statement or amendment became effective, complied in all material respects with the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.
(e) As of the date of this Agreement, (i) there are no material outstanding or unresolved written comments from the SEC with respect to the Company SEC Documents, and (ii) to the knowledge of the Company, none of the Company SEC Documents is subject to ongoing SEC review.
(f) The Company and each of its officers are in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act. The management of the Company has, in material compliance with Rule 13a-15 under the 1934 Act, designed disclosure controls and procedures to ensure that material information relating to the Company, including its consolidated Subsidiaries, is made known to the management of the Company by others within those entities, and disclosed, based on its most recent evaluation prior to the date of this Agreement, to the Company’s auditors and the audit committee of the Company Board (i) any significant deficiencies in the design or operation of internal control over financial reporting (“Internal Controls”) which would adversely affect the Company’s ability to record, process, summarize and report financial data and have identified for the Company’s auditors any material weaknesses in Internal Controls and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s Internal Controls. The principal executive officer and the principal financial officer of the Company have made all certifications required by the Sarbanes-Oxley Act, the Exchange Act and any related rules and regulations promulgated by the SEC with respect to the Company SEC Documents, and the statements contained in such certifications were complete and correct as of the dates they were made.
(g) The Company and its Subsidiaries maintain a system of Internal Controls (as defined in Rule 13a-15 under the 1934 Act) sufficient to provide reasonable assurance regarding the reliability of the Company’s financial reporting and the preparation of Company financial statements for external purposes in accordance with GAAP. The Company has disclosed, based on its most recent evaluation of Internal Controls prior to the date of this Agreement, to the Company’s auditors and audit committee (i) any significant deficiencies and material weaknesses in the design or operation of the Company’s Internal Controls, which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s Internal Controls.
(h) Since July 1, 2022, the Company has complied in all material respects with the applicable listing and corporate governance rules and regulations of Nasdaq.
Section 4.08. Financial Statements. The audited consolidated financial statements and unaudited consolidated quarterly financial statements (in each case, including the related notes) of the Company included or incorporated by reference in the Company SEC Documents in all material respects (i) have been prepared in conformity with GAAP applied on a consistent basis for the periods then ended (except as may be indicated in the notes thereto) and (ii) fairly present the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (except, in the case of any unaudited quarterly financial statements with respect to clause (i) or (ii), as permitted by Form 10-Q of the SEC or other rules and regulations of the SEC and subject to normal year-end audit adjustments). Since the Company Balance Sheet Date, there has been no change in the Company’s accounting policies or methods of making accounting estimates or changes in estimates that are material to the Company’s consolidated financial statements, except as described in the Company SEC Documents or as required by an applicable Governmental Authority.
Section 4.09. Disclosure Documents. The information supplied by the Company for inclusion in the proxy statement, or any amendment or supplement thereto, to be sent to the Company shareholders in connection with the Merger and the other transactions contemplated by this Agreement (such proxy statement, as amended or supplemented, the “Proxy Statement”) will not, on the date the Proxy Statement is filed with the SEC, at the time the Proxy Statement is mailed to the shareholders of the Company, and at the time of the Company Shareholder Approval, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representations and warranties contained in this Section 4.09 shall not apply to statements or omissions included or incorporated by reference in the Proxy Statement based upon information supplied by Parent, Holdco, Holdco II, Merger Subsidiary or any of their respective Representatives for use or incorporation by reference therein.
Section 4.10. Absence of Certain Changes.
(a) Since the Company Balance Sheet Date through the date of this Agreement, there has not been any event, occurrence, development of a state of circumstances or facts that has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(b) Since the Company Balance Sheet Date through the date of this Agreement, (i) the business of the Company and its Subsidiaries has been conducted in all material respects in the ordinary course and (ii) there has not been any action taken by the Company or any of its Subsidiaries that, if taken during the period from the date of this Agreement through the Effective Time without Parent’s consent, would constitute a breach of Section 6.01(b)(i), Section 6.01(b)(ii), Section 6.01(b)(iv), Section 6.01(b)(v), Section 6.01(b)(vi), Section 6.01(b)(vii), Section 6.01(b)(viii) (to the extent relating to indebtedness for borrowed money), Section 6.01(b)(x), Section 6.01(b)(xii), Section 6.01(b)(xiv), Section 6.01(b)(xvi) or, to the extent applicable to such sections, Section 6.01(b)(xix).
Section 4.11. No Undisclosed Material Liabilities. There are no liabilities or obligations of the Company or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than: (a) liabilities or obligations disclosed, reflected or reserved against in the Company Balance Sheet; (b) liabilities or obligations incurred in the ordinary course of business since the Company Balance Sheet Date; (c) liabilities or obligations incurred in connection with the transactions contemplated hereby; and (d) liabilities or obligations that would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.
Section 4.12. Permits; Compliance with Laws.
(a) The Company and each of its Subsidiaries has in effect all Permits which are material to the Company and its Subsidiaries taken as a whole, and necessary for them to conduct their business as presently conducted, and to own their properties, rights and assets, except for such Permits the absence of which would not reasonably be expected to be material to the Company and its Subsidiaries taken as a whole. The Company and each of its

Subsidiaries comply with all material terms and requirements of such Permits, all such Permits are valid and in full force and effect, and no suspension or cancellation of any of the Permits is pending or, to the knowledge of the Company, threatened, except for such noncompliance, invalidity, suspensions or cancellations that would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole. There is no Order, injunction, rule or order of any arbitrator or Governmental Authority, or any settlement agreement, consent order, memorandum of understanding or similar written agreement with any Governmental Authority, in each case that is outstanding against the Company or any of its Subsidiaries that would reasonably be expected to be material to the Company and its Subsidiaries taken as a whole.
(b) Except as would not reasonably be expected to be material to the Company and its Subsidiaries taken as a whole, the Company and each of its Subsidiaries have since July 1, 2022, complied with all Applicable Law relating to the Company and its Subsidiaries, including (i) all applicable financial recordkeeping and reporting requirements of all money laundering Laws administered or enforced by any Governmental Authority, (ii) all Laws related to the collection, processing, possession, handling, clearance, settlement and/or remittance of funds, (iii) the rules and requirements of the Financial Industry Regulatory Authority, (iv) the Bank Secrecy Act of 1970 and its implementing regulations, (v) all Laws relating to money transmission or unclaimed property, (vi) the Electronic Fund Transfer Act and its implementing Regulation E, including the International Remittance Transfer Rule, (vii) the Gramm-Leach-Bliley Act and all federal regulations implementing such act and (viii) any other Applicable Law relating to bank secrecy, discriminatory lending, payments, money transmission, financing or leasing practices, consumer protection or money laundering prevention except for such non-compliance as would not be material to the Company and its Subsidiaries taken as a whole. Without limiting the foregoing, and except as would not reasonably be expected to be material to the Company and its Subsidiaries taken as a whole, the Company and each of its Subsidiaries have since July 1, 2022 complied with all Anti-Money Laundering Laws applicable to their respective businesses and operations, including as a payment facilitator or independent sales organization under the Network Rules, which are either binding on the Company or any of its Subsidiaries or with which the Company or any of its Subsidiaries complies pursuant to contractual requirements, and maintains in effect written policies, procedures and internal controls reasonably designed to ensure compliance with the Anti-Money Laundering Laws, and has complied with such policies, procedures and internal controls in all material respects.
(c) Except as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, none of the Company or any of its Subsidiaries, or to the knowledge of the Company, any director, officer, employee, agent or other person acting on behalf of the Company or any of its Subsidiaries has, directly or indirectly, (i) used any funds of the Company or any of its Subsidiaries for unlawful contributions, unlawful gifts, unlawful entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic governmental officials or employees or to foreign or domestic political parties or campaigns from funds of the Company or any of its Subsidiaries, (iii) violated any provision that would result in the violation of the Foreign Corrupt Practices Act of 1977 (the “FCPA”), or any similar law, (iv) established or maintained any unlawful fund of monies or other assets of the Company or any of its Subsidiaries in violation of the FCPA, (v) made any fraudulent entry on the books or records of the Company or any of its Subsidiaries in violation of the FCPA or (vi) made any unlawful bribe, unlawful rebate, unlawful payoff, unlawful influence payment, unlawful kickback or other unlawful payment to any person, private or public, regardless of form, whether in money, property or services, to obtain favorable treatment in securing business, to obtain special concessions for the Company or any of its Subsidiaries, to pay for favorable treatment for business secured or to pay for special concessions already obtained for the Company or any of its Subsidiaries.
(d) Except as would not reasonably be expected to be material to the Company and its Subsidiaries taken as a whole, since July 1, 2022, the Company and its Subsidiaries have complied with and are not in default under (i) any applicable Network Rules which are either binding on the Company or any of its Subsidiaries or with which the Company or any of its Subsidiaries complies pursuant to contractual requirements and (ii) the Payment Card Industry Data Security Standard issued by the Payment Card Industry Security Standards Council, as may be revised from time to time. To the knowledge of the Company, no notice has been received by the Company or its Subsidiaries by any Governmental Authority, Payment Network or Sponsor Bank alleging a material violation of any Applicable Law, Payment Card Industry Data Security Standard or Network Rules which is pending or remains unresolved.

Section 4.13. Litigation. There is no action, suit, investigation or proceeding pending or, to the knowledge of the Company, threatened against the Company, any of its Subsidiaries or any present or former officer, director or employee of the Company or any of its Subsidiaries for whom the Company or any of its Subsidiaries may be liable before (or, in the case of threatened actions, suits, investigations or proceedings, that would be before) or by any Governmental Authority or arbitrator that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 4.14. Properties.
(a) Neither the Company nor any of its Subsidiaries owns any real property. Section 4.14(a) of the Company Disclosure Letter sets forth a true and complete list of all material leased real property to which the Company or any of its Subsidiaries is a tenant, subtenant, occupant or sublessor as of the date of this Agreement (“Leased Real Property”). Each lease, sublease or other occupancy agreement with respect to the Leased Real Property (each a “Real Property Lease”) is valid and binding on the Company or its Subsidiary and enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity).
(b) The Company has made available to Parent prior to the date of this Agreement true and complete copies of each Real Property Lease. Except as would not have, individually or in the aggregate, a Material Adverse Effect, none of the Company, any of its Subsidiaries nor, to the knowledge of the Company, any of the other parties thereto, is in breach of or default under any Real Property Lease and, to the knowledge of the Company, no circumstances or state of facts presently exists which, with the giving of notice or passage of time, or both, would constitute a breach or default under any Real Property Lease. The Company and its Subsidiaries are not parties to any written or oral sublease, license, occupancy agreement or other Contract of any kind that grants to any other Person the right to use or occupy any Leased Real Property. Except as would not have, individually or in the aggregate, a Material Adverse Effect, the Company and its Subsidiaries have not received written notice of any pending and, to the knowledge of the Company, there is no pending or threatened condemnation, eminent domain, taking or similar proceeding affecting any Leased Real Property or any portion thereof.
(c) The Company and its Subsidiaries have good, valid and marketable title to, or leases and have a valid leasehold interest in, all of the assets, properties, fixtures, equipment (and components thereof) and interests in properties (tangible or intangible) reflected as being owned or leased to the Company or its Subsidiaries in the Company Balance Sheet or acquired after the Company Balance Sheet Date (including a valid leasehold interest in all Leased Real Property), free and clear of all Liens, except (i) for Permitted Liens, (ii) for assets disposed of in the ordinary course of business consistent with past practice after the Company Balance Sheet Date and (iii) as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, such assets, properties, fixtures, equipment (and components thereof) and interests in properties (tangible and intangible) include all assets, properties and interests in properties (tangible and intangible) necessary to enable the Company and its Subsidiaries to carry on their respective businesses as presently conducted. All tangible personal property used by the Company or its Subsidiaries in the operation of their respective business is in reasonably good condition and repair, subject to reasonable wear and tear considering the age and ordinary course of use of such property.
Section 4.15. Intellectual Property.
(a) The Company or one of its Subsidiaries has (i) sole and exclusive ownership interest in the Company Owned IP, and (ii) valid and enforceable rights, pursuant to a valid, written license agreement, to use all Company Licensed IP as the same is used by the Company and its Subsidiaries as presently conducted, in each case of (i) and (ii), free and clear of any Liens (other than Permitted Liens).
(b) There are no legal disputes or claims pending or, to the knowledge of the Company, threatened in writing, alleging infringement, misappropriation or any other violation of any Intellectual Property rights of any Third Party by the Company or any of its Subsidiaries, or alleging that any Company Registered IP is invalid or unenforceable, that would reasonably be expected to have, individually or in the aggregate, a Material

Adverse Effect. None of the Company or its Subsidiaries has received any written notice since July 1, 2022 alleging, and to the knowledge of the Company, no Person has alleged, that the Company or any of its Subsidiaries has infringed, misappropriated or otherwise violated any Intellectual Property right of any other Person.
(c) None of the Company or its Subsidiaries have since July 1, 2022 infringed, misappropriated or otherwise violated, and is not currently infringing, misappropriating or otherwise violating, any Intellectual Property rights of any Person, except for such infringements, misappropriations or violations that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. No claims alleging any of the foregoing have been made in writing against the Company or any of its Subsidiaries by any Person since July 1, 2022.
(d) None of the Company or its Subsidiaries is aware that any Company Owned IP is currently, or has since July 1, 2022, infringed, misappropriated or otherwise violated by any Third Party, except for such infringements, misappropriations or violations that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. No such claims have been made in writing against any Person by the Company or any of its Subsidiaries since July 1, 2022.
(e) Section 4.15(e) of the Company Disclosure Letter contains a complete and correct list, as of the date of this Agreement, of all material Company Registered IP. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (i) all Company Registered IP is subsisting and, to the knowledge of the Company, valid and enforceable, (ii) the Company and its Subsidiaries have paid all maintenance fees and filed all statements of use reasonably necessary to maintain the Company Registered IP and (iii) none of the issued Company Registered IP has been adjudged invalid or unenforceable.
(f) The Company and its Subsidiaries take commercially reasonable steps to protect the Trade Secrets in the Company Owned IP and to protect any confidential information provided to them by any other Person under obligation of confidentiality, except, in each case, where failures to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each of the Company and its Subsidiaries has executed valid and enforceable written agreements with each of its current and former founders, employees and independent contractors who have developed, or currently develop any material Company Owned IP for or on behalf of the Company or such Subsidiary. To the knowledge of the Company, no Person to whom any such material Trade Secret has been so disclosed is in violation of any such agreement or has otherwise misappropriated any such material Trade Secret.
(g) Except as would not have, or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, no Open Source Software is or has been incorporated or otherwise used in connection with any Company Software or any products of the Company or any of its Subsidiaries, in each case, in a manner that requires the Company or any of its Subsidiaries to: (i) disclose or otherwise make available to any Person any source code included in the Company Software; (ii) license any Company Software for making modifications or derivative works; (iii) disclose or otherwise make available to any Person any Company Software for no or nominal charge; or (iv) grant a license to, or refrain from asserting or enforcing, any of its Patents or Patent applications. Each of the Company and its Subsidiaries currently complies in all material respects with the terms and conditions of all relevant licenses for Open Source Software used in the business of the Company and its Subsidiaries, except as would not have, or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as would not have, or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect (A) neither the Company nor any of its Subsidiaries is a party to the any source code escrow agreement or otherwise obligated to provide to any Person (or escrow agent for the benefit of any Person) the source code for any Company Software, and (B) none of the source code or related materials for any Company Software is in escrow or under any obligation to be deposited in escrow.
Section 4.16. Taxes.
(a) All material Tax Returns required by Applicable Law to be filed with any Taxing Authority by the Company or any of its Subsidiaries have been filed when due (taking into account any extension of time within which to file) in accordance with all Applicable Laws, and all such material Tax Returns are true, correct and complete in all material respects.

(b) The Company and its Subsidiaries have paid all material Taxes due and payable by them (whether or not shown as due on any Tax Return).
(c) Neither the Company nor any of its Subsidiaries has granted any extension or waiver of the statute of limitations period applicable to any income, franchise or other material Tax Return, which period (after giving effect to such extension or waiver) has not yet expired.
(d) There is no material claim, audit, action, suit, proceeding or investigation now pending or, to the knowledge of the Company, threatened or contemplated against or with respect to the Company or its Subsidiaries in respect of any Tax. All deficiencies asserted or assessments made as a result of any claim, audit, action, suit, proceeding or investigation with respect to Taxes of the Company or any of its Subsidiaries have been fully paid or adequately reserved in accordance with GAAP.
(e) The Company and its Subsidiaries have duly and timely withheld all Taxes that are required to be withheld with respect to amounts paid to their employees, agents, shareholders, contractors and other Third Parties and remitted such amounts to the proper Taxing Authorities.
(f) There are no Liens for Taxes (other than Taxes not yet due and payable) upon any of the assets of the Company or any of its Subsidiaries.
(g) During the last three years, neither the Company nor any of its Subsidiaries has been a party to any transaction treated by the parties thereto as one to which Section 355 of the Code (or any similar provision of state, local or foreign law) applied.
(h) None of the Company or any of its Subsidiaries (i) has ever been a member of an affiliated group of corporations within the meaning of Section 1504 of the Code (or any similar provision of Applicable Law) (other than an affiliated group of which the Company was the common parent corporation); or (ii) has any liability for Taxes of any Person under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Applicable Law), as a transferee or successor, by Contract (other than a Contract entered into in the ordinary course of business, the primary purpose of which does not relate to Taxes) or otherwise.
(i) Neither the Company nor any of its Subsidiaries has engaged in any transaction that is a “listed transaction” under Section 1.6011-4(b) of the Treasury Regulations.
(j) Neither the Company nor any of its Subsidiaries is a party to or bound by, nor does the Company or any of its Subsidiaries have any obligation under, any Tax allocation, indemnity, sharing or similar agreement (other than an agreement entered into in the ordinary course of business, the primary purpose of which does not relate to Taxes), nor does the Company or any of its Subsidiaries have any other obligation to pay or indemnify any other Person with respect to Taxes (other than pursuant to an agreement entered into in the ordinary course of business, the primary purpose of which does not relate to Taxes).
(k) Neither the Company nor any of its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) beginning after the Closing Date as a result of any: (i) change in accounting method or use of an improper accounting method prior to the Closing, (ii) “closing agreement” or similar agreement entered into prior to the Closing, (iii) intercompany transaction or excess loss account described in the Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of Applicable Law) entered into (in the case of an intercompany transaction) or created (in the case of an excess loss account) prior to the Closing, (iv) installment sale or open transaction disposition made prior to the Closing, or (v) prepaid amount received or deferred revenue realized prior to the Closing.
(l) Neither the Company nor any of its Subsidiaries (i) is subject to any private letter ruling of the Internal Revenue Service or comparable rulings of any other Governmental Authority, (ii) has executed or entered into a “closing agreement” described in Section 7121 of the Code (or any similar provision of Applicable Law), or (iii) has granted to any Person any power of attorney that is currently in force with respect to any Tax matter.
(m) For purposes of this Section 4.16, any reference to the Company or any of its Subsidiaries shall be deemed to include any Person that merged with or was liquidated or converted into the Company or such Subsidiary.

Section 4.17. Employee Benefit Plans.
(a) Section 4.17(a) of the Company Disclosure Letter contains a complete and correct list, as of the date of this Agreement, of each material Employee Plan. “Employee Plan” means each “employee benefit plan”, as defined in Section 3(3) of ERISA and each other material employment, severance or other Contract, plan, practice, arrangement or policy providing for compensation, bonuses, commissions, change in control, employee loan, profit-sharing, stock option or other stock-related rights or other forms of incentive or deferred compensation, vacation benefits, insurance (including any self-insured arrangements), health or medical benefits, employee assistance program, disability or sick leave benefits, and post-employment or retirement benefits (including compensation, pension, health, medical or life insurance benefits), whether or not subject to ERISA, which is maintained, administered, sponsored, or contributed to by the Company or any of its Subsidiaries and with respect to which the Company or any of its Subsidiaries has any director or indirect liability, other than any plan, policy, program, arrangement or understanding maintained by a Governmental Authority or mandated by Applicable Law. The Company has delivered the following documents to Parent with respect to each Employee Plan that is material to the Company, to the extent applicable: (i) correct and complete copies of the documents embodying such Employee Plan, including all plan documents, trust documents, insurance contracts or other funding arrangements, and all amendments thereto, (ii) the most recent summary plan description together with the summary or summaries of material modifications thereto and other material communications to service providers of the Company regarding the Employee Plan, if any, (iii) all Internal Revenue Service (“IRS”) or Department of Labor (“DOL”) determination, opinion, notification and advisory letters, (iv) the most recent annual report (Form Series 5500 and all schedules and audited financial statements attached thereto), actuarial or other valuation reports and (v) all non-discrimination testing results for the most recent plan year.
(b) Neither the Company, its Subsidiaries nor any of their respective ERISA Affiliates sponsors, maintains or contributes to, or has in the past six years sponsored, maintained, contributed to, or had any liability in respect of, (i) an “employee pension benefit plan” (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA, Section 412 of the Code or Section 302 of ERISA (including any “multiemployer plan” within the meaning of Section (3)(37) of ERISA), (ii) a “multiple employer plan” as defined in Section 413(c) of the Code or (iii) a “multiple employer welfare arrangement” within the meaning of Section 3(40) of ERISA.
(c) Each Employee Plan that is intended to be qualified under Section 401(a) of the Code does so qualify, and any trusts intended to be exempt from federal income taxation under the provisions of Section 501(a) of the Code are so exempt, or, in the case of a preapproved plan, the underlying preapproved plan has received a favorable advisory or opinion letter from the IRS, and, to the knowledge of the Company, no revocation of such Employee Plan’s tax-qualified status has been threatened in writing by any Governmental Authority.
(d) (i) Each Employee Plan has been maintained in compliance with its terms and with the requirements prescribed by any and all statutes, Orders, rules and regulations including ERISA and the Code, which are applicable to such Employee Plan in all material respects, (ii) no “prohibited transaction”, within the meaning of Section 4975 of the Code or Sections 406 or 407 of ERISA and not otherwise exempt under Section 408 of ERISA, has occurred with respect to any Employee Plan which could reasonably be expected to result in material liability to the Company or its Subsidiaries and (iii) all contributions, reserves or premium payments required to have been made or accrued, or that are due, as of the date of this Agreement to or with respect to the Employee Plans have been timely made or accrued.
(e) Except as required by Applicable Law or expressly provided in this Agreement, the consummation of the transactions contemplated by this Agreement will not (either alone or together with any other event, to the extent such other event standing alone would not by itself trigger such benefit) (i) entitle any current or former employee, director or natural person independent contractor of the Company or any of its Subsidiaries to any payment, benefits, forgiveness of indebtedness, vesting or distribution, or (ii) accelerate the time of payment or vesting or trigger any funding (through a grantor trust or otherwise) of compensation or benefits under, or increase the amount payable or trigger any other material obligation pursuant to, any Employee Plan, or (iii) limit the right to merge, amend or terminate any Employee Plan (except any limitations imposed by Applicable Law, if any) or (iv) give rise to any “excess parachute payment” as defined in Section 280G(b)(1) of the Code, any excise tax owing under Section 4999 of the Code or any other amount that would not be deductible under Section 280G of the Code. The Company has no obligation to provide, and no Employee Plan or other agreement provides any individual with the right to a gross-up, indemnification, reimbursement or other payment for any excise or additional taxes or related interest or penalties incurred by such individual, including under Sections 409A or 4999 of the Code or otherwise.
(f) Neither the Company nor any of its Subsidiaries has any liability in respect of post-retirement health, medical or life insurance benefits for retired, former or current employees of the Company or its Subsidiaries except (i) benefits in the nature of severance pay with respect to one or more of the Employee Plans identified on Section 4.17(a) of the Company Disclosure Letter, or (ii) coverage or benefits as required under Section 4980B of the Code or any other Applicable Law.
(g) Except as would not be material to the Company and its Subsidiaries, taken as a whole, there is no action, suit, claim, investigation, audit or proceeding pending against or, to the knowledge of the Company, threatened against, any Employee Plan, the assets of any of the trusts under such plans or the plan sponsor or administrator, or against any fiduciary of any Employee Plan with respect to the operation thereof, before any Governmental Authority, other than routine claims for benefits, and to the knowledge of the Company, no facts or circumstances exist that could reasonably be expected to give rise to any such actions, suits, claims, audits, inquiries, proceedings or lawsuits. No event has occurred, and to the knowledge of the Company, no condition exists that would, by reason of the Company’s affiliation with any of its ERISA Affiliates, subject the Company to any material tax, fine, lien, penalty or other liability imposed by ERISA, the Code or other laws.
(h) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each Employee Plan that is maintained outside the United States primarily for the benefit of Persons who are nonresident aliens: (i) if required to be registered has been registered and has been maintained in good standing with applicable regulatory authorities; (ii) if intended to receive favorable Tax treatment under applicable Tax laws has been qualified or similarly determined to satisfy the requirements of such Tax laws; (iii) is not a defined benefit plan (as defined in Section 3(35) of ERISA, whether or not subject to ERISA); and (iv) to the extent required to be funded, has no material unfunded or underfunded liabilities.
Section 4.18. Labor and Employment Matters.
(a) Neither the Company nor any of its Subsidiaries is a party to any Collective Bargaining Agreement and there are no labor unions, labor organizations or works councils representing any employee of the Company or any of its Subsidiaries. There is no, and has not been since July 1, 2022, any (i) unfair labor practice, labor dispute or labor arbitration proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries relating to their businesses, (ii) recognition or certification proceeding brought by a labor union, works council or similar labor organization before the National Labor Relations Board or similar Governmental Authority or any activity to organize any employees of the Company or any of its Subsidiaries or (iii) lockout, strike, concerted slowdown, concerted work stoppage or, to the knowledge of the Company, threat thereof by or with respect to such any employees of the Company or any of its Subsidiaries.
(b) Except as would not reasonably be expected to be material to the Company and its Subsidiaries taken as a whole, the Company is in compliance with all Applicable Laws respecting employment, including those relating to discrimination in employment, terms and conditions of employment, worker classification (including the proper classification of workers as natural person independent contractors and consultants), wages, hours and occupational safety and health and employment practices, including the Immigration Reform and Control Act and the WARN Act.
(c) All employees of the Company or any of its Subsidiaries who work in the United States are authorized and have appropriate documentation to work in the United States, except for such lack of authorization and documentation as would not be material to the Company and its Subsidiaries, taken as a whole. Since July 1, 2022, neither the Company nor any of its Subsidiaries have been notified of any pending or threatened investigation by any branch or department of U.S. Immigration and Customs Enforcement, or other federal agency charged with administration and enforcement of federal immigration laws concerning the Company or any of its Subsidiaries, except for such investigations as would not be material to the Company and its Subsidiaries, taken as a whole.

(d) There are no claims, disputes, grievances, controversies, agency charges, administrative proceedings, formal discrimination complaints or, to the knowledge of the Company, investigations pending or, to the knowledge of the Company, threatened involving any employee or group of employees in their capacity as an employee of the Company or any of its Subsidiaries that would reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.
(e) Since July 1, 2022, (i) no allegations of sexual harassment or sexual misconduct have been made against any current or former director (in his or her capacity as such), officer, or manager of the Company or any of its Subsidiaries, and (ii) neither the Company nor any of its Subsidiaries have entered into any settlement agreements related to such allegations. The Company and its Subsidiaries have investigated all reported employment discrimination and sexual harassment allegations against, any employee and taken appropriate corrective action.
Section 4.19. Insurance. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (a) the Company and its Subsidiaries maintain insurance in such amounts and against such risks as is sufficient to comply with Applicable Law and as are customary in all material respects for companies of a similar size in the same or similar lines of business, (b) all insurance policies of the Company and its Subsidiaries are in full force and effect, except for any expiration thereof in accordance with the terms thereof, (c) neither the Company nor any of its Subsidiaries is in breach of, or default under, any such insurance policy or has taken any action or failed to take any action which, with notice or lapse or time or both, would constitute a breach or default of any such insurance policy, (d) no written notice of cancelation or termination has been received with respect to any such insurance policy, other than in connection with ordinary renewals, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action which, with notice or lapse or time or both, would permit termination of any such insurance policy, (e) no claim for coverage pending under any such policies has been denied by an insurer and (f) neither the Company nor any of its Subsidiaries has received any notice or other communication regarding any actual or possible adjustment in the amount of the premiums payable with respect to any material insurance policy.
Section 4.20. Environmental Matters. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company and its Subsidiaries are in compliance, and have complied, with all federal, state or local laws, regulations, orders, decrees, permits, authorizations, common law and agency requirements relating to: (a) the protection or restoration of the environment, health and safety as it relates to hazardous substance exposure or natural resource damages, (b) the handling, use, presence, disposal, release or threatened release of, or exposure to, any hazardous substance or (c) noise, odor, wetlands, indoor air, pollution, contamination or any injury to persons or property from exposure to any hazardous substance (collectively, “Environmental Laws”). There are no legal, administrative, arbitral or other proceedings, claims or actions, or to the knowledge of the Company, any private environmental investigations or remediation activities or governmental investigations of any nature seeking to impose, or that could reasonably be expected to result in the imposition, on the Company or any of its Subsidiaries of any liability or obligation arising under any Environmental Law pending or threatened against the Company, which liability or obligation would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of the Company, there is no reasonable basis for any such proceeding, claim, action or governmental investigation that would impose any liability or obligation that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 4.21. Material Contracts.
(a) Except for (x) this Agreement and (y) any Employee Plans, Section 4.21 of the Company Disclosure Letter contains a complete and correct list, as of the date of this Agreement, of each Contract described below in this Section 4.21 under which the Company or any of its Subsidiaries is a party and bound by, in each case, as of the date of this Agreement (each, a “Material Contract”):
(i) any Contract that (A) contains a provision that materially limits, curtails or restricts the ability of the Company or any of its Subsidiaries to compete or conduct activities in any geographic area or line of business with any Person or (B) includes any “most favored nation”, exclusive marketing, right of first refusal, first offer or first negotiation or other material exclusive rights of any type or scope, in each case, that is granted by the Company or any of its Subsidiaries to a Third Party (other than any such Contract which is terminable by the Company or any of its Subsidiaries on 30 days or less notice without any required material payment or other material conditions, other than the condition of notice);

(ii) any Contract providing for indemnification of any officer, director or employee by the Company or its Subsidiaries with respect to service in such capacities, other than Contracts entered into on substantially the same form as the Company’s standard forms made available to Parent;
(iii) each acquisition, minority investment, divestiture or disposition Contract providing for the acquisition, divestiture, disposition of, or minority investment in, a business or material assets or exclusive licensing agreement that contains representations, covenants, indemnities or other obligations (including “earnout” or other contingent payment obligations), that would reasonably be expected to result in the Company or any of its Subsidiaries’ receipt or making of future payments in excess of $1,000,000;
(iv) any Collective Bargaining Agreement;
(v) any Contract under which (A) the Company or any of its Subsidiaries is granted any material license, sublicense, right, consent, or subscription (including a covenant not to be sued) with respect to any Intellectual Property of a Third Party (excluding (1) licenses for off-the-shelf computer software or software-as-a-service that are generally available to the Company or any of its Subsidiaries on commercial terms for a total cost of less than $250,000, (2) licenses for Open Source Software, (3) Contracts where any license of any Intellectual Property is incidental to the purpose of such Contract, such as licenses to use feedback and suggestions and licenses authorizing the use of brand materials for marketing purposes, (4) Contracts with employees, contractors, and consultants entered into in the ordinary course of business, substantially in the form of the Company’s or any of its Subsidiaries’ forms of employee confidentiality and invention assignment agreement and contractor agreement, copies of which have been made available to Parent, and (5) nondisclosure agreements entered into in the ordinary course of business), or (B) any Third Party is granted any material license, sublicense, right, consent or subscription (including a covenant not to be sued) by the Company or any of its Subsidiaries with respect to any Company Owned IP (excluding (1) Contracts with customers entered into in the ordinary course of business, substantially in the form of the Company’s or any of its Subsidiaries’ form of customer agreement, copies of which have been made available to Parent, (2) non-exclusive licenses granted to service providers in the ordinary course of business for the sole purpose of providing services to the Company or any of its Subsidiaries, (3) Contracts where any license of any Intellectual Property is incidental to the purpose of such Contract, such as licenses to use feedback and suggestions and licenses authorizing the use of brand materials for marketing purposes, (4) Contracts with employees, contractors, and consultants entered into in the ordinary course of business, substantially in the form of the Company’s forms of employee confidentiality and invention assignment agreement and contractor agreement, copies of which have been made available to Parent, and (5) nondisclosure agreements entered into in the ordinary course of business);
(vi) any Contract providing for contributions of capital or any guaranty in an amount that is material to the Company and its Subsidiaries, taken as a whole (excluding (A) contributions made to the Company by its Subsidiaries and (B) any guaranty of performance entered into in the ordinary course of business consistent with past practice);
(vii) any Contract with any Governmental Authority that is material to the conduct of the business of the Company and its Subsidiaries, taken as a whole;
(viii) each Contract entered into in connection with the settlement or other resolution of any action or proceeding (A) under which the Company or any of its Subsidiaries have any continuing obligations, liabilities or restrictions that are material to the Company and its Subsidiaries, taken as a whole, or (B) that involved or would reasonably be expected to involve payment by the Company or any of its Subsidiaries of more than $1,000,000 on or after the Company Balance Sheet Date;
(ix) each Contract under which the Company or any of its Subsidiaries has, directly or indirectly, made any loan, capital contribution to, or other investment in, any Person (except for the Company or any of its Subsidiaries), other than investments in marketable securities in the ordinary course of business;
(x) each Contract not otherwise described in any other subsection of this Section 4.21(a) pursuant to which the Company or any of its Subsidiaries is obligated to pay, or entitled to receive (for the benefit of the Company or any of its Subsidiaries), payments in excess of $2,500,000 in the 12-month period following the date of this Agreement, which cannot be terminated by the Company or such Subsidiary of the Company on less than 30 days’ notice without material payment or other material conditions, other than the condition of notice;
(xi) any joint venture, joint development or legal partnership, or any strategic alliance, joint development or partnership agreement, that is material to the Company and its Subsidiaries, taken as a whole;
(xii) each Contract relating to (1) outstanding indebtedness of the Company or the Subsidiaries of the Company for borrowed money, any indenture or any financial guaranty thereof (whether incurred, assumed, guaranteed or secured by any asset), in each case in a principal amount of $1,000,000 or more, other than (A) Contracts solely among the Company and any Subsidiary of the Company and (B) accounts receivables and payables incurred by the Company or any of its Subsidiaries in the ordinary course of business consistent with past practice and (2) any settlement facility;
(xiii) any Contract relating to any interest rate, foreign exchange, derivatives or hedging transaction with a notional amount equal to or greater than $1,000,000; and
(xiv) any “material contract” (as defined in Item 601(b)(4) or (10) of Regulation S-K under the Exchange Act, other than those agreements and arrangements described in Item 601(b)(10)(iii) of Regulation S-K);
(b) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each Material Contract is in full force and effect and is a legal, valid and binding agreement of the Company or its Subsidiary, as the case may be, and, to the knowledge of the Company, of each other party thereto, enforceable against the Company or such Subsidiary, as the case may be, and, to the knowledge of the Company, against the other party or parties thereto, in each case, in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity). Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, none of the Company, any of its Subsidiaries or, to the knowledge of the Company, any other party thereto is in default or breach under the terms of any Material Contract and, to the knowledge of the Company, no event or condition or circumstance has occurred that, with or without notice or lapse of time or both, would constitute any event of default thereunder.
(c) True, correct and complete copies of each Material Contract have been made available by the Company to Parent.
Section 4.22. Data Protection.
(a) As of the date of this Agreement, each of the Company and its Subsidiaries are in material compliance with all Data Protection Requirements. Neither the Company nor any of its Subsidiaries has received since July 1, 2022 any written notice of any claims, charges, investigations or regulatory inquiries related to or alleging the violation by the Company or any of its Subsidiaries of any Data Protection Requirements except for any violation that would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole. Since July 1, 2022, there have been no material security breaches, unauthorized access to, use or disclosure of or other material adverse events or incidents related to any Personal Data Processed by or on behalf of the Company or any of its Subsidiaries. Since July 1, 2022, the Company and its Subsidiaries have not provided or been legally required under applicable Data Protection Laws to provide any notice to any person in connection with an unauthorized disclosure of Personal Data owned or controlled by the Company or any of its Subsidiaries.
(b) Since July 1, 2022, to the knowledge of the Company, no third party has gained unauthorized access to or misused any computers, software, servers, networks or other information technology assets owned or used by the Company or any of its Subsidiaries for operation in their respective businesses (“IT Assets”), in each case in a manner that has resulted or is reasonably likely to result in either (i) liability, cost or disruption to the business of the Company and its Subsidiaries that would be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, or (ii) a duty to notify any person except as would not reasonably be expected, individually or in the aggregate, to result in liability that is material to the Company and its Subsidiaries, taken as a whole. The Company and its Subsidiaries take commercially reasonable steps and implement commercially reasonable safeguards designed to protect the performance, confidentiality, integrity and security of the IT Assets and from unauthorized access or any disabling codes or instructions, spyware, trojan horses, worms, viruses, or other Software routines that permit or cause unauthorized access to, or disruption, impairment, disablement, or destruction of Software, data or other materials (“Malicious Code”). Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the IT Assets used by the Company or any of its Subsidiaries are (A) free from Malicious Code (B) have not, since July 1, 2022, experienced any material failure, outages, or malfunction, and (C) are adequate and sufficient for the operation of the businesses of the Company and its Subsidiaries as currently conducted.
(c) The Company and its Subsidiaries have implemented and currently maintain reasonable and appropriate security procedures and practices, including technical and organizational safeguards, to protect the IT Assets and all Personal Data and other confidential data in their possession or under their control against loss, theft, misuse or unauthorized access, use, modification, alteration, destruction or disclosure, and (ii) taken commercially reasonable steps to ensure that any third party with access to any Personal Data collected by or on behalf of the Company or any of its Subsidiaries has implemented and maintains the same. To the knowledge of the Company, no third party has provided any Personal Data to the Company or any of its Subsidiaries in violation in any material respect of applicable Data Protection Laws.
(d) The Company and its Subsidiaries are not subject to any contractual requirement or legal obligation that, following the Closing Date, would prohibit the Company and its Subsidiaries or Parent from Processing any Personal Data in the manner in which the Company and its Subsidiaries Processed such Personal Data prior to the Closing Date, except for any prohibition arising under any such contractual requirement or legal obligation that would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.
Section 4.23. Finders’ Fees.
(a) Except for J.P. Morgan Securities LLC, there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of the Company or any of its Subsidiaries who is entitled to any fee or commission from the Company or any of its Subsidiaries in connection with the transactions contemplated by this Agreement. Section 4.23(a) of the Company Disclosure Letter sets forth all agreements or other arrangements under which any fees, commissions or other amounts have been paid or may become payable in connection with the transactions contemplated hereby, and all indemnification or other agreements, related to the engagement of the Company’s investment bankers or brokers (the “Company Financial Advisor Agreements”), together with the aggregate amount of such fees, commissions or other amounts payable under each Company Financial Advisor Agreement. The Company has made available to Parent complete and correct copies of the Company Financial Advisor Agreements.
(b) Section 4.23(b) of the Company Disclosure Letter sets forth all agreements or other arrangements under which any fees, commissions or other amounts have been paid or may become payable in connection with the transactions contemplated hereby, and all indemnification or other agreements, related to the engagement of the Company’s Representatives other than those set forth in Section 4.23(a) (the “Company Other Advisor Agreements”, and together with the Company Financial Advisor Agreements, the “Company Advisor Agreements”), together with the aggregate amount of such fees, commissions or other amounts payable under each Company Other Advisor Agreement. The Company has made available to Parent complete and correct copies of the Company Other Advisor Agreements.
Section 4.24. Opinion of Financial Advisor. J.P. Morgan Securities LLC, the Company’s financial advisor, has delivered to the Company Board its opinion (to be confirmed in writing), to the effect that, as of the date of such opinion and based on and subject to the matters set forth therein, including the various assumptions made, procedures followed, matters considered, and qualifications and limitations set forth therein, the Merger Consideration in the Merger is fair, from a financial point of view, to the holders of shares of Company Common Stock (other than Parent and its Affiliates). A true, correct and complete written copy of such opinion will be delivered promptly following the date of this Agreement to Parent for informational purposes only. Parent, on behalf of itself and its officers, directors and Affiliates, agrees and acknowledges that such written opinion is being furnished to Parent solely for informational purposes and none of Parent, its officers, directors and Affiliates may rely on such written opinion for any purpose.

Section 4.25. Antitakeover Provisions. Assuming the accuracy of the representation in the last sentence of Section 5.10, the Company Board has taken all actions to ensure that the restrictions on business combinations set forth in Chapter 25 of Pennsylvania Law are not applicable to this Agreement, the Voting Agreements, the Merger and the transactions contemplated hereby. No other state takeover statute or similar statute or regulation applies to or purports to apply to this Agreement, the Merger or the other transactions contemplated hereby.
Section 4.26. Trade Laws. Neither the Company or any of its Subsidiaries, nor any of their respective owners, directors, officers, employees, agents, or any other Person acting for or on behalf of the Company or any of its Subsidiaries is a Person with whom transactions are prohibited or limited under any economic sanctions laws, rules, or regulations, including those administered by the U.S. government (including the Department of the Treasury’s Office of Foreign Assets Control, the Department of State, or the Department of Commerce), the United Nations Security Council, the European Union, or His Majesty’s Treasury. Except as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, the Company and its Subsidiaries are, and at all times during the last five years have been, in compliance with all applicable Trade Laws, and there are no pending or, to the knowledge of the Company, threatened claims concerning any potential liability of the Company or its Subsidiaries with respect to any applicable Trade Laws or any applicable export licenses.
Section 4.27. Related Party Transactions. There are no transactions or series of related transactions, agreements, arrangements or understandings, nor are there any currently proposed transactions or series of related transactions, between the Company or any of its Subsidiaries, on the one hand, and any current or former director or “executive officer” (as defined in Rule 3b-7 under the Exchange Act) of the Company or any of its Subsidiaries or any person who beneficially owns (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) five percent or more of the outstanding Company Common Stock (or any of such person’s immediate family members or affiliates) (other than Subsidiaries of the Company) on the other hand, of the type required to be reported by the Company pursuant to Item 404 of Regulation S-K promulgated under the Exchange Act that have not been disclosed therein.
ARTICLE 5
Representations and Warranties of Parent, Holdco, Holdco II and Merger Subsidiary
Parent, Holdco, Holdco II and Merger Subsidiary jointly and severally represent and warrant to the Company that:
Section 5.01. Corporate Existence and Power.
(a) Parent is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware. Holdco is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. Holdco II is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. Merger Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.
(b) Each of Parent, Holdco, Holdco II and Merger Subsidiary has all limited liability company or corporate powers, as applicable, and all Permits required to carry on its business as currently conducted, except for those Permits, the absence of which would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Parent owns beneficially and of record all of the outstanding capital stock of Holdco. Holdco owns beneficially and of record all of the outstanding capital stock of Holdco II. Holdco II owns beneficially and of record all of the outstanding capital stock of Merger Subsidiary.
(c) Parent has made available to the Company complete and correct copies of the certificate of formation and operating agreement or articles of incorporation and bylaws, as applicable, of Parent, Holdco, Holdco II and Merger Subsidiary, each as currently in effect.
Section 5.02. Corporate Authorization. The execution, delivery and performance by Parent, Holdco, Holdco II and Merger Subsidiary of this Agreement and the consummation by Parent, Holdco, Holdco II and Merger Subsidiary of the transactions contemplated hereby are within the corporate powers of Parent, Holdco, Holdco II and Merger Subsidiary and have been duly authorized by all necessary limited liability company or corporate action, as applicable. This Agreement has been duly executed and delivered by Parent, Holdco, Holdco II and Merger Subsidiary and, assuming due authorization, execution and delivery by the Company, constitutes a valid and binding agreement of each of Parent, Holdco, Holdco II and Merger Subsidiary, enforceable against each of Parent, Holdco, Holdco II and Merger Subsidiary in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity).

Section 5.03. Governmental Authorization. The execution, delivery and performance by Parent, Holdco, Holdco II and Merger Subsidiary of this Agreement and the consummation by Parent, Holdco, Holdco II and Merger Subsidiary of the transactions contemplated hereby require no action by or in respect of, or filing with, any Governmental Authority, other than, assuming the accuracy of the representations and warranties of the Company in Section 4.03 (a) the filing of the Statement of Merger with the Department of State of the Commonwealth of Pennsylvania and the Certificate of Merger with the Secretary of State of the State of Delaware, (b) compliance with any applicable requirements of the HSR Act, (c) compliance with any applicable requirements of the 1933 Act, the 1934 Act and any other state or federal securities laws and (d) any actions or filings the absence of which would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
Section 5.04. Non-contravention. The execution, delivery and performance by Parent, Holdco, Holdco II and Merger Subsidiary of this Agreement, as applicable, and the consummation by Parent, Holdco, Holdco II and Merger Subsidiary of the transactions contemplated hereby, including the Merger, do not and will not (a) contravene, conflict with or result in any violation or breach of any provision of the certificate of formation, operating agreement, articles of incorporation or bylaws, or other equivalent organizational document, as applicable, of Parent, Holdco, Holdco II or Merger Subsidiary, (b) assuming compliance with the matters referred to in Section 5.03, contravene, conflict with or result in a violation or breach of any provision of any Applicable Law, (c) assuming compliance with the matters referred to in Section 5.03, require any consent or other action by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default, under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which Parent or any of its Subsidiaries is entitled under any provision of any agreement or other instrument binding upon Parent or any of its Subsidiaries, or (d) result in the creation or imposition of any Lien (other than Permitted Liens) on any asset of Parent or any of its Subsidiaries, except, in the case of each of clauses (b) through (d), as would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
Section 5.05. Disclosure Documents. The information supplied by Parent, Holdco, Holdco II or Merger Subsidiary for inclusion in the Proxy Statement will not, on the date the Proxy Statement is filed with the SEC, at the time the Proxy Statement is mailed to the shareholders of the Company and at the time of the Company Shareholder Approval, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representations and warranties contained in this Section 5.05 shall not apply to statements or omissions included or incorporated by reference in the Proxy Statement based upon information supplied by the Company or any of its Representatives for use or incorporation by reference therein.
Section 5.06. Financing.
(a) Parent is a party to and has accepted a fully executed commitment letter dated June 15, 2025 (together with all exhibits, annexes and schedules thereto, the “Debt Commitment Letter”) from the lenders party thereto (collectively, the “Lenders”) pursuant to which the Lenders have agreed, subject only to the terms and conditions thereof, to provide debt financing in the amounts set forth therein. The debt financing committed pursuant to the Debt Commitment Letter is referred to in this Agreement as the “Debt Financing”.
(b) Parent has delivered to the Company true, complete and correct copies of the executed Debt Commitment Letter and any fee letters related thereto, subject, in the case of such fee letters, to redaction solely of fee, “flex” and other economic provisions that are customarily redacted in connection with transactions of this type and that could not in any event affect the availability, conditionality or enforceability of, or reduce the aggregate principal amount of, the Debt Financing.
(c) As of the date of this Agreement, except as expressly set forth in the Debt Commitment Letter, there are no (i) conditions precedent to the obligations of the Financing Entities to provide the Debt Financing, or (ii) contractual contingencies that would permit the Financing Entities to reduce the aggregate principal amount of the Debt Financing, including any condition or other contingency relating to the amount or availability of the Debt Financing pursuant to any “flex” provision contained in the Debt Commitment Letter or any fee letters related thereto. As of the date of this Agreement, assuming the satisfaction of the conditions set forth in Section 9.01 and Section 9.02, (i) Parent does not have any reason to believe that it will be unable to satisfy on a timely basis all conditions to be satisfied by it in the Debt Commitment Letter or any fee letters on or prior to the Closing Date or that the Debt Financing will not be available to Parent on the Closing Date and (ii) Parent does not have knowledge that any of the Lenders will not perform its obligations thereunder. As of the date of this Agreement, there are no side letters or other agreements or other contracts of any kind relating to the Debt Commitment Letter that could adversely affect the availability, enforceability or conditionality of, or reduce the aggregate principal amount of, the Debt Financing contemplated by the Debt Commitment Letter.
(d) The Debt Financing, when funded in accordance with the Debt Commitment Letter (including after giving effect to any “flex” provisions contained in any fee letter), together with other financial resources of Parent, Holdco, Holdco II and Merger Subsidiary, will provide Parent with cash proceeds on the Closing Date sufficient to enable Parent to perform all of Parent’s payment obligations under this Agreement, the Debt Commitment Letter and the other Transaction Documents, including (i) payment of the Merger Consideration in accordance with Article 2 and amounts payable to holders of shares of Preferred Stock pursuant to the Redemption in accordance with Section 8.09, (ii) all payments in respect of Company Options, Company RSUs, Company PSUs and Company Restricted Stock Awards pursuant to Article 2, (iii) the amounts required to pay off all amounts outstanding under the Credit Agreement and all other amounts identified in the Payoff Letter as of immediately prior to the Effective Time, (iv) all other payment obligations of Parent, Holdco, Holdco II and Merger Subsidiary required to be paid on the Closing Date pursuant to this Agreement and (v) all fees and expenses to be paid at the Closing by the Company in connection with the Merger (such amounts, collectively, the “Transaction Amounts”).
(e) The Debt Commitment Letter constitutes the legal, valid, binding and enforceable obligation of Parent, and to the knowledge of Parent, of all the other parties thereto, in each case, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity, and, as of the date of this Agreement, are in full force and effect. As of the date of this Agreement, (i) no event has occurred which (with or without notice, lapse of time or both) could constitute a breach by Parent of the terms of the Debt Commitment Letter and (ii) assuming the satisfaction of the conditions set forth in Section 9.01 and Section 9.02, Parent does not have any reason to believe that any of the conditions to the Debt Financing will not be satisfied by it on a timely basis. Parent has paid in full any and all commitment fees or other fees required to be paid pursuant to the terms of the Debt Commitment Letter or any related fee letter on or before the date of this Agreement. As of the date of this Agreement, the Debt Commitment Letter has not been modified, amended or altered and none of the commitments under the Debt Commitment Letter have been withdrawn or rescinded in any respect. As of the date of this Agreement, no modification of, or amendment to, the Debt Commitment Letter is currently contemplated (other than any customary modification or amendment solely to join additional lenders, arrangers, bookrunners or agents to the Debt Commitment Letter as contemplated thereunder, which joinders, individually and in the aggregate, could not reasonably be expected to prevent, impede or delay the consummation of the Merger or the other transactions contemplated by this Agreement).
(f) Notwithstanding anything in this Agreement to the contrary, in no event shall the receipt or availability of any funds or financing (including, for the avoidance of doubt, the Debt Financing) by or to Parent or any of its Affiliates or any other financing or other transaction be a condition to any of the obligations of Parent hereunder.
Section 5.07. Solvency. Immediately after the Effective Time, assuming the satisfaction of conditions set forth in Section 9.01 and Section 9.02 and after giving effect to the transactions contemplated by this Agreement and the other Transaction Documents, Parent and its Subsidiaries (including the Surviving Corporation and its Subsidiaries) will be Solvent. No transfer of property is being made, and no obligation is being incurred by Parent, Holdco, Holdco II, Merger Subsidiary or their respective Subsidiaries in connection with the transactions contemplated by this Agreement or the other Transaction Documents, with the intent to hinder, delay or defraud either present or future creditors of Parent, Holdco, Holdco II, Merger Subsidiary, the Company or any of their respective Subsidiaries. As used herein, “Solvent” means, with respect to any Person, that, as of any date of determination, (a) the fair value of the assets of such Person exceeds such Person’s debts and liabilities, subordinated, contingent or otherwise, taken as a whole; (b) the present fair saleable value of the property of such Person is greater than the amount that would be required to pay the probable liability of such Person’s debts and other liabilities, subordinated, contingent or otherwise, taken as a whole, as such debts and other liabilities become absolute and matured; (c) such Person is able to pay such Person’s debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, taken as a whole; and (d) such Person does not have unreasonably small capital, taken as a whole, with which to conduct the business in which such Person is engaged as such business is then conducted.

Section 5.08. Certain Arrangements. As of the date of this Agreement, other than this Agreement and the Voting Agreements, none of Parent or any of its Affiliates is a party to any Contract, or has authorized, made or entered into, or committed or agreed to enter into, any formal or informal arrangements or other understandings (whether or not binding) with any shareholder, director, officer, employee or other Affiliate of the Company or its Subsidiaries (a) relating to (i) this Agreement or the Merger; or (ii) the Surviving Corporation or any of its Subsidiaries, businesses or operations (including as to continuing employment) from and after the Closing; or (b) pursuant to which any (i) holder of capital stock of the Company would be entitled to receive consideration of a different amount or nature than the Merger Consideration (or if applicable, the amounts payable to holders of Preferred Stock pursuant to Section 8.09) in respect of such holder’s shares of capital stock of the Company; (ii) holder of Company Stock has agreed to approve this Agreement or vote against any Superior Proposal; or (iii) shareholder, director, officer, employee or other Affiliate of the Company has agreed to provide, directly or indirectly, equity investment to Parent, Holdco, Holdco II, Merger Subsidiary or the Company to finance any portion of the Merger.
Section 5.09. Litigation; No Order. There are no actions pending or, to the knowledge of Parent, Holdco, Holdco II, and Merger Subsidiary, threatened against Parent, Holdco, Holdco II, Merger Subsidiary or any of their respective Affiliates, other than any such action that would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the consummation of Merger by Parent, Holdco, Holdco II or Merger Subsidiary, and neither Parent, Holdco, Holdco II nor Merger Subsidiary nor any of its Affiliates is a party to or subject to the provisions of any Order which would reasonably be expected to prevent or materially delay the consummation of Merger by Parent, Holdco, Holdco II or Merger Subsidiary.
Section 5.10. Ownership of Company Securities. Parent and its Affiliates do not “beneficially own” (within the meaning of Regulation 13D promulgated under the 1934 Act) any shares of Company Stock, Company Securities or other securities of the Company or any options, warrants or other rights to acquire Company Stock, Company Securities or other securities of, or any other economic interest (through derivative securities or otherwise) in, the Company. None of Parent or its Affiliates is now, nor at any time within the last three years has been, an “interested shareholder” or an Affiliate of an “interested shareholder”, as such term is defined in Section 2538 of Pennsylvania Law.
Section 5.11. No Vote of Parent Stockholders. No vote of the stockholders of Parent, Holdco or Holdco II or the holders of any other securities of Parent, Holdco or Holdco II (equity or otherwise) is required by any Applicable Law, the certificate of formation, operating agreement, certificate of incorporation or bylaws, or other equivalent organizational documents, as applicable, of Parent, Holdco or Holdco II or the applicable rules of any exchange on which securities of Parent are traded (if applicable), in order for Parent, Holdco or Holdco II to consummate the transactions contemplated hereby. The vote or consent of Holdco II, as the sole shareholder of Merger Subsidiary, is the only vote or consent of the capital stock of, or other equity interest in, Merger Subsidiary necessary to approve this Agreement and the Merger.
Section 5.12. Operations of Holdco, Holdco II and Merger Subsidiary. Each of Holdco, Holdco II and Merger Subsidiary has been formed solely for the purpose of engaging in the Merger and, prior to the Effective Time, each of Holdco, Holdco II and Merger Subsidiary will not have engaged in any other business activities and will not have incurred any liabilities or obligations other than as contemplated by this Agreement.
Section 5.13. Finders’ Fees. Except for William Blair & Company, there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Parent, Holdco, Holdco II, Merger Subsidiary or any of their respective Subsidiaries who is entitled to any fee or commission from Parent, Holdco, Holdco II, Merger Subsidiary or any of their respective Affiliates in connection with the transactions contemplated by this Agreement.
ARTICLE 6
Covenants of the Company
Section 6.01. Conduct of the Company.
(a) Except (i) for matters set forth in Section 6.01 of the Company Disclosure Letter, (ii) as expressly contemplated by this Agreement, (iii) as required by Applicable Law or (iv) with the prior written consent of Parent, from and after the date of this Agreement and prior to the Effective Time, the Company shall, and shall cause each of its Subsidiaries to, use commercially reasonable efforts to conduct its business in the ordinary course consistent with past practice in all material respects and to (A) preserve intact its present business organization in all material respects, (B) keep available the services of its directors, officers and key employees and (C) maintain satisfactory relationships with its customers, lenders, suppliers and others having material business relationships with it; provided that no action by the Company or any of its Subsidiaries with respect to matters specifically addressed by any subsection of Section 6.01(b) shall be deemed to be a breach of this Section 6.01(a) unless such action would constitute a breach of Section 6.01(b).
(b) Without limiting the generality of Section 6.01(a), except (i) for matters set forth in Section 6.01(b) of the Company Disclosure Letter, (ii) as expressly contemplated by this Agreement, (iii) as required by Applicable Law or (iv) with the prior written consent of Parent, between the date of this Agreement and the Effective Time, the Company shall not, nor shall it permit any of its Subsidiaries to:
(i) (A) amend the Company Charter or Company Bylaws, or (B) amend the comparable organizational documents of any Subsidiary of the Company, other than, with respect to clause (B), for any changes that would not be material;
(ii) (A) split, combine or reclassify any shares of its capital stock or capital stock of any Subsidiary, (B) declare, set aside or pay any dividends on, or make any other distributions (whether in cash, stock, property or otherwise) in respect of, or enter into any agreement with respect to the voting of, any capital stock of the Company or any of its Subsidiaries, other than dividends and distributions by a direct or indirect wholly-owned Subsidiary of the Company to its parent or the Company, or (C) redeem, repurchase or otherwise acquire or offer to redeem, repurchase or otherwise acquire any Company Securities or any Company Subsidiary Securities, other than (x) the withholding of shares of Company Stock to satisfy Tax obligations with respect to awards granted pursuant to the Company Stock Plans, (y) as required by any Employee Plan with respect to Company Equity Awards outstanding as of the date hereof or granted after the date hereof and not in violation of this Agreement or (z) the Redemption Notice and the Redemption;
(iii) (A) issue, deliver, sell, grant, pledge, transfer, subject to any Lien (other than liens under applicable securities laws) or otherwise encumber or dispose of, any Company Securities or Company Subsidiary Securities, other than (v) the issuance of any shares of Company Stock upon the exercise or settlement of any Company Equity Awards in accordance with their terms on the date of this Agreement, (w) the issuance of shares of Company Stock as required by any Employee Plan as in effect on the date of this Agreement, (x) the issuance of any shares of Company Stock issuable upon conversion of Preferred Stock, (y) the issuance of any Company Subsidiary Securities to the Company or any other wholly-owned Subsidiary of the Company and (z) Permitted Liens on Company Subsidiary Securities or (B) amend any term of any Company Security or any Company Subsidiary Security;
(iv) incur any capital expenditures or any obligations or liabilities in respect thereof other than as contemplated by the capital expenditure budget set forth in Section 6.01(b)(iv) of the Company Disclosure Letter;
(v) adopt a plan or agreement of, or resolutions providing for or authorizing, complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization, each with respect to the Company or any of its Subsidiaries (other than reorganizations solely among Subsidiaries of the Company);
(vi) acquire (by merger, amalgamation, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, any Person or any equity interest in such Person, if the aggregate amount of consideration paid or transferred by the Company and its Subsidiaries would exceed $1,000,000 individually or $4,000,000 in the aggregate, other than the Redemption;
(vii) (A) sell, lease, transfer, license, sublicense, covenant not to assert, abandon, allow to lapse or expire, assign or otherwise dispose of or subject to any Lien (other than any Permitted Lien) or grant a Third Party any rights under or with respect to any (x) asset having a value in excess of $1,000,000 individually or $4,000,000 in the aggregate or (y) any material Company Owned IP, other than (1) transactions solely among the Company and its Subsidiaries or solely among the Company’s Subsidiaries, (2) non-exclusive licenses with respect to Intellectual Property in the ordinary course of business consistent with past practice or (3) with respect to immaterial or obsolete Intellectual Property, or (B) disclose any material Trade Secrets of the Company of any of its Subsidiaries (other than in the ordinary course of business to a Person bound by adequate confidentiality obligations);

(viii) create, incur, assume or guarantee any indebtedness or issue any debt securities or guarantees of the same for any other indebtedness, except for (A) revolving borrowings under the Credit Agreement as in effect as of the date hereof, incurred in the ordinary course of business to satisfy trade payables, as permitted pursuant to the terms of the Credit Agreement as in effect as of the date hereof and which will be repaid in full at the Closing, (B) guarantees or credit support provided by the Company or any of its Subsidiaries of the obligations of the Company or any of its Subsidiaries in the ordinary course of business consistent with past practice to the extent such indebtedness is in existence on the date of this Agreement or incurred in compliance with clause (A) of this Section 6.01(b)(viii) and (C) any indebtedness solely among the Company and its Subsidiaries or solely among the Company’s Subsidiaries;
(ix) except in the ordinary course of business consistent with past practice or as required by their terms as in effect on the date of this Agreement, (A) enter into any Contract that would, if entered into prior to the date of this Agreement, be a Material Contract, (B) modify, amend or terminate any Material Contract or any Contract that would, if entered into prior to the date of this Agreement, be a Material Contract or (C) waive, release, terminate, amend, renew or assign any material rights or claims of the Company or any of its Subsidiaries under any Material Contract or any Contract that would, if entered into prior to the date of this Agreement, be a Material Contract;
(x) except as required under the terms of any Employee Plan as in effect on the date of this Agreement, (A) increase or agree to increase the compensation or employee benefits payable or to become payable to any current or former employee, director or natural person independent contractor of the Company or any of its Subsidiaries, other than in the ordinary course of business consistent with past practice with respect to adjustments to base salaries or base wages of employees or officers whose annualized cash compensation for the current calendar year is scheduled to be less than $250,000, (B) grant, take any action to accelerate, or modify the period of exercisability or vesting of, any equity compensation awards (C) establish, adopt, enter into or amend any Collective Bargaining Agreement, or recognize any union or other labor organization as a representative of any employee of the Company or its Subsidiaries, (D) hire (other than to fill an open position in the ordinary course of business) or terminate (other than for cause) any employee or natural person independent contractor whose annualized compensation is greater than $250,000, (E) establish, adopt, enter into, materially amend or terminate any Employee Plan or any plan, contract, policy or program that would be an Employee Plan if in effect as of the date of this Agreement or (F) grant or increase any transaction bonus, retention bonus, severance or termination pay to, or enter into any transaction bonus, retention bonus or severance agreement with, any of the Company’s or any of its Subsidiaries’ directors, officers, employees or natural person independent contractors;
(xi) waive, release, assign, settle or compromise any action, suit or proceeding, except in an amount and for consideration paid by the Company or any of its Subsidiaries, in respect of any action, suit or proceeding or series of related actions, suits or proceedings, not in excess of $1,000,000 individually or $5,000,000 in the aggregate and, in each case, that would not impose any material restriction on the business of Parent or any of its Subsidiaries (including the Surviving Corporation and its Subsidiaries) after the Closing other than with respect to Transaction Litigation, which shall be governed by Section 8.06;
(xii) make any material change in any financial accounting principles, methods or practices or any of its methods of reporting income, deductions or other material items for financial accounting purposes, in each case except for any such change required by GAAP or Applicable Law, including Regulation S-X under the 1934 Act;
(xiii) voluntarily terminate, cancel, amend or modify any material insurance coverage policy maintained by the Company or any of its Subsidiaries that is not concurrently replaced by a comparable amount of insurance coverage, other than renewals in the ordinary course of business consistent with past practice;
(xiv) (A) make, change or revoke any material Tax election, (B) change (or request to change) any annual Tax accounting period, (C) adopt or change (or request to change) any method of Tax accounting, (D) amend or refile any Tax Return, (E) enter into any “closing agreement” for Tax purposes, (F) settle or compromise any Tax claim, audit, assessment or other Tax proceeding, (G) request or consent to any extension or waiver of the statutory period of limitations applicable to any claim or assessment in respect of Taxes or any period within which an assessment or reassessment of Taxes may be issued, (H) file or make any requests for Tax rulings or special Tax incentives with any Governmental Authority, (I) prepare or file any Tax Return (or take any position thereon) in a manner inconsistent with past practice, (J) surrender any claim for a refund of Taxes or (K) fail to pay any material Tax when due;
(xv) implement or announce any permanent plant closings or permanent facility shut downs that would implicate the WARN Act;
(xvi) commence any material new line of business or discontinue any existing line of business;
(xvii) enter into, adopt or authorize the adoption of any stockholder rights agreement, “poison pill” or similar antitakeover agreement or plan;
(xviii) enter into any Contract or arrangement that would have been a Company Advisor Agreement if in effect as of the date hereof or amend any of the Company Advisor Agreements; or
(xix) agree, authorize or commit to do any of the foregoing.
Section 6.02.  Company Shareholder Meeting. Commencing upon the initial submission to the SEC of the preliminary Proxy Statement in accordance with Section 8.02, the Company shall, on a bi-weekly basis, run a broker search for a deemed record date of 20 Business Days after the date of such search. Promptly following clearance of the Proxy Statement by the SEC, the Company shall (a) by resolutions of the Company Board, establish the earliest practicable record date for the Company Shareholder Meeting, (b) by resolutions of the Company Board, establish the earliest practicable date for a special meeting of its shareholders (the “Company Shareholder Meeting”) for the purpose of voting on the adoption of this Agreement in accordance with the Company’s organizational documents and Applicable Law and (c) solicit proxies to obtain the Company Shareholder Approval at the Company Shareholder Meeting. In connection therewith, the Company Board shall duly call, give notice of, convene and hold the Company Shareholder Meeting within 40 days after the definitive Proxy Statement is mailed to shareholders of the Company. Notwithstanding the immediately preceding sentence, the Company may adjourn or postpone the Company Shareholder Meeting after consultation with Parent, and if requested by Parent in writing, shall adjourn or postpone the Company Shareholder Meeting in compliance with Applicable Law (a) to the extent necessary to ensure that any supplement or amendment to the Proxy Statement that is required by Applicable Law is provided to the Company’s shareholders, (b) if, as of the time for which the Company Shareholder Meeting is scheduled as set forth in the Proxy Statement, there are an insufficient number of shares of Company Stock present or represented by proxy at the Company Shareholder Meeting to constitute a quorum at such meeting, but only until there are a sufficient number of shares of Company Stock present or represented by proxy at the Company Shareholder Meeting to obtain such a quorum or (c) if as of the time for which the Company Shareholder Meeting is scheduled as set forth in the Proxy Statement, there are insufficient shares of Company Stock represented (in person or by proxy) to obtain Company Shareholder Approval, but only until there are a sufficient number of shares of Company Common Stock present or represented by proxy at the Company Shareholder Meeting to obtain the Company Shareholder Approval; provided that the Company Shareholder Meeting shall not be adjourned or postponed pursuant to the foregoing clauses (b) or (c) to a date that is more than 15 days after the date on which the Company Shareholder Meeting was originally scheduled without the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed); provided further that with respect to an adjournment or postponement pursuant to the foregoing clauses (b) or (c), the Company shall not change the record date for the Company Shareholder Meeting without Parent’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed) (it being understood and agreed, that if required by Applicable Law, the Company shall be entitled to change the record date for the Company Shareholder Meeting if such requirement by Applicable Law is unrelated to any adjournment or postponement pursuant to the foregoing clause (b) or (c)). Notwithstanding the foregoing, in the event the Company postpones or adjourns the Company Shareholder Meeting pursuant to the foregoing sentence, the Company shall reconvene and hold the Company Shareholder Meeting as promptly as reasonably practicable thereafter. Subject to Section 6.03, the Company Board shall (i) recommend the approval and adoption of this Agreement by the Company’s shareholders, (ii) use its reasonable best efforts to obtain the Company Shareholder Approval and (iii) otherwise comply with Applicable Law.
Section 6.03.  No Solicitation.
(a) From the date of this Agreement until the earlier of the Effective Time and valid termination of this Agreement, except as otherwise set forth in this Section 6.03, neither the Company nor any of its Subsidiaries or any of their respective officers, directors or financial advisors shall, and the Company and its Subsidiaries shall use its reasonable efforts to cause its and their other Representatives not to, directly or indirectly, (i) solicit, initiate, propose or take any action to knowingly facilitate or knowingly encourage the submission of any Acquisition Proposal or any inquiry, proposal or offer that would reasonably be expected to result in an Acquisition Proposal (each such inquiry, proposal or offer, an “Inquiry”), (ii) furnish any nonpublic information relating to the Company or any of its Subsidiaries or afford access to the business, properties, assets, books or records of the Company or any of its Subsidiaries to any Third Party or its Representatives, (iii) enter into, continue or otherwise participate or engage in any discussions or negotiations with, or otherwise knowingly cooperate or knowingly assist, participate in, facilitate or knowingly encourage any effort by, any Third Party or its Representatives regarding any Acquisition Proposal or any Inquiry, (iv) take any action to make any “moratorium”, “control share acquisition”, “fair price”, “supermajority”, “affiliate transactions” or “business combination statute or regulation” or other similar anti-takeover laws and regulations under Pennsylvania Law or the Company Charter inapplicable to any Third Party (other than Parent, Holdco, Holdco II or Merger Subsidiary) or any Acquisition Proposal or (v) enter into, any letter of intent, memorandum of understanding, agreement (including an acquisition agreement, merger agreement, option agreement, expense reimbursement agreement, joint venture agreement or other similar agreement), legally binding commitment or agreement in principle with respect to any Acquisition Proposal, in each case, other than an Acceptable Confidentiality Agreement entered into in accordance with Section 6.03(b), (any such agreement, a “Company Acquisition Agreement”); provided that notwithstanding the foregoing or anything to the contrary in this Agreement, the Company and its Subsidiaries and its and their Representatives shall enforce, and will not be permitted to waive, terminate or modify, any standstill provisions in any agreement with any Third Party to the extent such standstill provisions would prohibit such Third Party from making an Acquisition Proposal to the Company Board (or any committee thereof), unless (x) if requested by a Person party to such standstill solely to permit the applicable Person to make, on a confidential basis to the Company Board, an Acquisition Proposal conditioned upon such Person agreeing to compliance by the Company with this Section 6.03, the Company Board has determined in good faith, after consultation with its outside legal counsel, that the failure to take such action would be inconsistent with the directors’ fiduciary duties under Applicable Law and (y) if such determination in clause (x) is made, the Company provides prompt written notice to the Parent of the taking of such action. Without limiting the foregoing, it is understood that any action taken by any of the Company’s Subsidiaries or Representatives that would constitute a breach of this Section 6.03 if taken by the Company, shall constitute a breach by the Company of this Section 6.03. Notwithstanding anything to the contrary contained in this Section 6.03(a), the Company and its Representatives may direct any Third Party that has made Acquisition Proposal or an Inquiry to the restrictions of this Section 6.03.
(b) Notwithstanding Section 6.03(a) to the contrary, if at any time prior to obtaining the Company Shareholder Approval, the Company receives an unsolicited, bona fide written Acquisition Proposal made after the date of this Agreement (and not withdrawn) from a Third Party that has not resulted from a material breach of this Section 6.03 the Company Board may, prior to obtaining the Company Shareholder Approval and subject to compliance with this Section 6.03(b), (x) furnish nonpublic information relating to the Company or any of its Subsidiaries or afford access to the business, properties, assets, books or records of the Company or any of its Subsidiaries to such Third Party or its Representatives and (y) engage in negotiations or discussions with such Third Party and its Representatives in response to such Acquisition Proposal, if and only if, (i) prior to taking any of the actions referred to in clauses (x) or (y) of this Section 6.03(b), (A) the Company Board determines in good faith, after consultation with its outside legal counsel and financial advisors, that such Acquisition Proposal constitutes or would reasonably be expected to result in a Superior Proposal, (B) the Company Board determines in good faith, after consultation with the Company’s outside legal counsel, that the failure to take such actions in clauses (x) or (y) of this Section 6.03(b) would be inconsistent with the directors’ fiduciary duties under Applicable Law; (C) the Company delivers to Parent written notice advising Parent that the Company intends to take such action, (D) the Company then receives from such Third Party an executed Acceptable Confidentiality Agreement (provided that a copy of each such Acceptable Confidentiality Agreement shall be provided to Parent within 24 hours of execution of such Acceptable Confidentiality Agreement) and (ii) no more than 48 hours after taking any of the actions referred to in clause (x) of this Section 6.03(b), the Company furnishes such non-public information to Parent (to the extent such nonpublic information has not been previously made available by the Company to Parent).
(c) The Company shall promptly notify Parent (but in no event later than 24 hours) after receipt by the Company (or any of its Representatives) of (i) any Acquisition Proposal made after the date of this Agreement and (ii) any written request made after the date of this Agreement for information relating to the Company or any of its Subsidiaries or for access to the business, properties, assets, books or records of the Company or any of its Subsidiaries by any Third Party in connection with, or that, to the knowledge of the Company or any member of the Company Board, is considering making, or is reasonably likely to make after the date of this Agreement, an Acquisition Proposal, which written notice shall identify the relevant Third Party and, to the extent known or available, the material terms and conditions of, any such Acquisition Proposal (including any material changes or proposed changes thereto) and include copies of any proposed agreements, material documentation and other written materials, including relating to the financing thereof. Thereafter, the Company shall keep Parent reasonably informed, on a reasonably prompt and timely basis (but in no event later than 24 hours following receipt of applicable details by the Company), of the status and details of any such Acquisition Proposal (including any changes or proposed thereto), including providing copies of any revised agreements, written documentation or materials relating to such Acquisition Proposal, including relating to the financing thereof.
(d) The Company Board shall not (i) (A) withdraw or withhold or (B) qualify, amend or modify (or publicly propose to fail to make, withdraw, withhold, qualify, amend or modify) in any manner adverse to Parent, the Company Board Recommendation (any of the foregoing in this clause (i), an “Adverse Recommendation Change”), (ii) fail to include the Company Board Recommendation in the Proxy Statement, (iii) recommend, adopt, endorse, approve or otherwise declare advisable or publicly propose to recommend, adopt, endorse or approve or otherwise declare advisable any Acquisition Proposal, (iv) cause or permit the Company or any of its Subsidiaries to execute or enter into, any Company Acquisition Agreement, (v) fail to reaffirm the Company Board Recommendation, or fail to reaffirm its determination that the Merger and the other transactions contemplated hereby are in the best interests of the Company stockholders, in each case within five Business Days after Parent reasonably requests in writing that such recommendation or determination be reaffirmed (or, if earlier, by the fifth Business Day prior to the then-scheduled Company Shareholder Meeting) (provided that Parent may make such request only once with respect to any given Acquisition Proposal, unless such Acquisition Proposal is subsequently amended, modified or adjusted in any material respect (including any revision in price), in which case Parent may make such request once each time such amendment, modification or adjustment is made), (vi) submit to the Company stockholders for approval or adoption any Acquisition Proposal or Contract relating to an Acquisition Proposal, (vii) fail to publicly announce, within ten Business Days after an Acquisition Proposal structured as a tender offer or exchange offer relating to the securities of the Company shall have been commenced, a statement disclosing that the Company Board recommends rejection of such tender or exchange offer, (viii) fail to issue, within three Business Days after an Acquisition Proposal is publicly announced, a press release announcing its opposition to such Acquisition Proposal or (ix) take any action to make any “moratorium”, “control share acquisition”, “fair price”, “supermajority”, “affiliate transactions” or “business combination statute or regulation” or other similar anti-takeover laws and regulations under Pennsylvania Law or the Company Charter inapplicable to any Third Party or any Acquisition Proposal (any of the foregoing in clauses (ii) through (ix), a “Triggering Event”); provided that the Company shall be entitled to effect an Adverse Recommendation Change only pursuant to Section 6.03(e) or Section 6.03(f).
(e) Notwithstanding anything to the contrary set forth in this Agreement, prior to obtaining the Company Shareholder Approval, the Company Board may, in response to a Superior Proposal, (x) make an Adverse Recommendation Change and/or (y) terminate this Agreement to concurrently enter into a definitive agreement with respect to such Superior Proposal in accordance with Section 10.01(d)(i), if, and only if (i) the Company has received an unsolicited bona fide written Acquisition Proposal made after the date of this Agreement that has not been withdrawn and did not result from a material breach of the obligations set forth in Section 6.03, (ii) the Company Board determines in good faith, after consultation with outside counsel and its financial advisors (A) that such Acquisition Proposal constitutes a Superior Proposal and (B) in light of such Superior Proposal, and absent any further revisions to the terms and conditions of this Agreement, that the failure to take the actions set forth in clauses (x) or (y) above, as applicable, would be inconsistent with the directors’ fiduciary duties under Applicable Law, (iii) the Company promptly notifies Parent in writing (the “SP Notice”) at least four Business Days before taking such action, that the Company intends to take such action, which SP Notice attaches the most current unredacted version of any proposed Company Acquisition Agreement (provided that, with respect to any debt commitment letter delivered in connection herewith, applicable fee letters may be provided in the same redacted form if such letters are received by the Company in such redacted form) and a reasonably detailed summary of all material terms and conditions of such Superior Proposal and the identity of the Third Party making such Superior Proposal and states that the Company Board has determined in good faith, after consultation with its financial advisors and outside counsel, that failure to take the actions set forth in clauses (x) or (y) above, as applicable, would be inconsistent with the directors’ fiduciary duties under Applicable Law, and that the Company Board intends to effect an Adverse Recommendation Change or terminate this Agreement pursuant to Section 10.01(d)(i) absent revisions to the terms and conditions of this Agreement that would cause such Acquisition Proposal to cease to constitute a Superior Proposal (it being understood that the SP Notice in and of itself shall not constitute an Adverse Recommendation Change for purposes of this Agreement unless an Adverse Recommendation Change has otherwise occurred), (iv) if requested by Parent, during such four Business Day period, the Company and its Representatives shall have discussed and negotiated in good faith with Parent regarding any proposal by Parent to amend the terms of this Agreement in response to such Superior Proposal so that such Acquisition Proposal ceases to constitute a Superior Proposal (it being understood that any material revision to the terms of a Superior Proposal, including any revision in price, shall require a new SP Notice from the Company to Parent of any such material revision and cause such notice period to be extended to ensure that at least three Business Days remain in such notice period subsequent to the time the Company notifies Parent of any such material revision, and that such notice period may be extended multiple times), the intent and purpose of which is to amend this Agreement in such a manner that obviates the need the actions set forth in clauses (x) or (y) above, as applicable, (v) the Company Board has considered in good faith any revisions to the terms of this Agreement proposed by Parent in writing as a result of the negotiations required by clause (iv) or otherwise, (v) following the end of such period, the Company Board, after discussions with the Company’s financial advisors and outside legal counsel, determines in good faith, taking into account any revisions to the terms and conditions of this Agreement proposed by Parent in writing as a result of the negotiations required by clause (iv) or otherwise, that such Acquisition Proposal continues to constitute a Superior Proposal such that the Company Board’s failure to take the actions set forth above would be inconsistent with the directors’ fiduciary duties under Applicable Law. After delivery of any written notice pursuant to this Section 6.03(e) and until the valid termination of this Agreement in accordance with its terms, the Company shall promptly keep Parent informed of all material developments affecting the material terms of any such Superior Proposal.
(f) Notwithstanding anything to the contrary set forth in this Agreement, prior to obtaining the Company Shareholder Approval, the Company Board may, in response to an Intervening Event, make an Adverse Recommendation Change; provided, however, that the Company Board shall not be entitled to effect such an Adverse Recommendation Change until (i) the Company shall have given Parent at least four Business Days’ prior written notice in advance of any meeting of the Company Board at which the Company Board will consider whether the Intervening Event requires the Company Board to take such action, specifying the date and time of such meeting and specifying the reasons therefor, which notice shall include a reasonably detailed description of the facts relating to the applicable Intervening Event (it being understood that this notice itself shall not constitute an Adverse Recommendation Change for purposes of this Agreement), (ii) the Company Board determines in good faith, after consultation with the Company’s financial advisors and outside legal counsel, that the failure of the Company Board to take such action would be inconsistent with the directors’ fiduciary duties under Applicable Law, (iii) following such meeting, the Company provides to Parent written notice (the “IE Change Notice”) to the effect that the Company Board has determined in good faith, after consultation with its financial advisors and outside counsel, that the Company Board proposes to effect an Adverse Recommendation Change absent any revision to the terms and conditions of this Agreement (it being understood that the IE Change Notice in and of itself shall not constitute an Adverse Recommendation Change for purposes of this Agreement unless an Adverse Recommendation Change has otherwise occurred); (iv) during the four Business Day period following the date on which such IE Change Notice is delivered to Parent (it being understood and agreed that each material development with respect to an Intervening Event shall require a new IE Change Notice from the Company to Parent of any such material development and cause such notice period to be extended to ensure that at least three Business Days remain in the notice period subsequent to the time the Company notifies Parent of any such material development, and that the notice period may be extended multiple times), the Company shall and shall cause its Representatives to, if requested by Parent, negotiate in good faith with Parent, to make adjustments to the terms and conditions of this Agreement in a manner that obviates the need for such Adverse Recommendation Change, (v) the Company Board has considered in good faith any revisions to the terms of this Agreement proposed by Parent in writing as a result of the negotiations required by clause (iv) or otherwise and (vi) following the end of such period, the Company Board, after consultation with the Company’s financial advisors and outside legal counsel and taking into account any revisions to the terms and conditions of this Agreement proposed by Parent in writing as a result of the negotiations required by clause (iv) or otherwise, shall have determined in good faith that the failure of the Company Board to make such an Adverse Recommendation Change in response to such Intervening Event still would be inconsistent with the directors’ fiduciary duties under Applicable Law.
(g) The Company, its Subsidiaries and their respective officers, directors and financial advisors shall, and the Company and its Subsidiaries shall cause their other Representatives engaged in connection with the transactions contemplated hereby to, cease immediately and cause to be terminated any and all existing activities, solicitations, discussions or negotiations, if any, with any Third Party conducted prior to the date of this Agreement with respect to any Acquisition Proposal or Inquiry. The Company shall immediately terminate access by any Third Party to any data room and promptly request each Third Party that has executed a confidentiality agreement prior to the date of this Agreement in connection with its consideration of acquiring the Company or any of its Subsidiaries to return or destroy (as provided in the terms of such confidentiality agreement) all confidential information furnished to such Third Party prior to the date of this Agreement by or on behalf of it or any of its Subsidiaries.
(h) Nothing contained in this Section 6.03 shall prohibit the Company or the Company Board from (i) taking and disclosing to the shareholders of the Company a position contemplated by Rule 14e-2(a) or Rule 14d-9 promulgated under the 1934 Act (or any similar communication to the shareholders of the Company in connection with the making or amendment of a tender offer or exchange offer), (ii) making any disclosure to the shareholders of the Company that is required by Applicable Law or Nasdaq or (iii) making any “stop, look and listen” communication to the shareholders of the Company pursuant to Rule 14d-9(f) under the 1934 Act, including, in each case, such disclosures that contain a factually accurate statement by the Company or the Company Board (or a committee thereof) that states that the Company has received an Acquisition Proposal, the identity of the Person making such Acquisition Proposal, the material terms of such Acquisition Proposal and the provisions of this Agreement applicable with respect thereto; provided, however, that any such disclosure shall constitute an Adverse Recommendation Change if the Company Board fails to expressly and publicly reaffirm the Company Board Recommendation in such public disclosure.
Section 6.04. Access to Information.
(a) From the date of this Agreement until the earlier of the Effective Time and the valid termination of this Agreement in accordance with its terms, and subject to Applicable Law and the Confidentiality Agreement, the Company shall, and shall cause each of its Subsidiaries to, solely for purposes of consummating the Merger and the other transactions contemplated hereby or integration planning relating thereto, (i) give to Parent, its counsel, financial advisors, auditors and other authorized Representatives reasonable access during normal business hours to the employees, offices, properties, books and records of the Company and its Subsidiaries, (ii) furnish reasonably promptly to Parent, its counsel, financial advisors, auditors and other authorized Representatives all information (financial or otherwise) as such Persons may reasonably request concerning the Company’s and its Subsidiaries’ business, properties and personnel and (iii) instruct its employees, counsel, financial advisors, auditors and other authorized Representatives to reasonably cooperate with Parent in connection with the foregoing; provided that the Company shall not be required to afford such access or furnish such information if providing such access or furnishing such information would, in the Company’s good faith discretion, unreasonably disrupt the operations of the Company or any of its Subsidiaries or otherwise result in any unreasonable burden with respect to the prompt and timely discharge by employees of the Company or its Subsidiaries of their normal duties; provided further that the Company shall provide Parent with written notice that it is withholding or otherwise not providing access to such information and shall cooperate in good faith with Parent to develop substitute arrangements to provide such access or furnish such information in a manner that does not unreasonably disrupt such operations or otherwise result in such a burden. Investigational activities pursuant to this Section 6.04 shall be conducted under supervision of appropriate personnel of the Company and in such manner as not to unreasonably interfere with the conduct of the business of the Company or its Subsidiaries. No information or knowledge obtained in any review or investigation pursuant to this Section 6.04 shall affect or be deemed to modify any representation or warranty made by the Company or Parent pursuant to this Agreement. All requests for access pursuant to this Section 6.04 must be directed to the Chief Legal Officer of the Company, or another person designated by the Company.
(b) Notwithstanding the foregoing in this Section 6.04, the Company may, as it deems advisable and necessary, reasonably designate any competitively sensitive material provided under this Section 6.04 as

“Outside Counsel Only Material”. Outside Counsel Only Material and the information contained therein shall be given only to the outside counsel of the recipient and will not be disclosed by such outside counsel to employees, officers, directors or other Representatives of the recipient unless express permission is obtained in advance from the Company or its legal counsel; provided, however, that, subject to any Applicable Law relating to the exchange of information, and in a manner that is not reasonably likely to waive any applicable legal privilege, the outside legal counsel receiving such information and documents may prepare one or more reports summarizing the results of any analysis of any such shared information and documents, and, may, with the consent of the Company (such consent not to be unreasonably withheld, conditioned or delayed), disclose such reports, other summaries or aggregated information derived from such shared information and documents to Representatives of such outside legal counsel’s client. Notwithstanding anything to the contrary contained in this Section 6.04, materials provided pursuant to this Section 6.04 may be redacted (i) as necessary to comply with terms of any applicable confidentiality arrangements to which the Company or any of its Subsidiaries is a party (provided that the Company shall use its reasonable best efforts to allow for such access or disclosure that does not result in a violation), and (ii) as necessary to address reasonable legal privilege concerns (provided that the Company shall use its reasonable best efforts to allow for such access or disclosure to the maximum extent that does not result in such loss of any such attorney-client, attorney work product or other legal privilege).
(c) Nothing in this Section 6.04 shall require the Company to permit any inspection, or to disclose to Parent and its Affiliates any information, (i) concerning Acquisition Proposals, which shall be governed by Section 6.03, (ii) regarding the deliberations of the Company Board or any committee thereof with respect to the transactions contemplated by this Agreement or any similar transaction or transactions with any other Person, the entry into the Agreement or any materials provided to the Company Board or any committee thereof in connection therewith (other than as contemplated in Section 8.02) or (iii) the disclosure of which would result in a violation of any Applicable Law, including federal or state securities, antitrust or privacy laws; provided that with respect to clause (iii) the Company shall give notice to Parent of the fact that it is withholding such information or documents and thereafter the Company shall reasonably cooperate with Parent to, and use its reasonable best efforts to, cause such information (or portions of such information) to be provided in a manner that would not violate Applicable Law.
(d) Parent will hold, and will cause its controlled Representatives and controlled Affiliates to, and use reasonable best efforts to cause its other Representatives and Affiliates to, hold, any nonpublic information, including any information exchanged pursuant to this Section 6.04 and Section 8.01, in confidence to the extent required by and in accordance with, and will otherwise comply with, the terms of the Confidentiality Agreement.
Section 6.05. Section 16 Matters. Prior to the Effective Time, the Company shall take all reasonable steps necessary to cause any dispositions of Company Stock (including derivative securities with respect to Company Stock) resulting from the transactions contemplated by this Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the 1934 Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the 1934 Act.
Section 6.06. Company Indebtedness. The Company shall, or shall cause its Subsidiaries to, deliver all notices of prepayment with respect to the loans outstanding under the Credit Agreement (contingent upon the occurrence of the Effective Time) and use reasonable best efforts to take all other actions required to facilitate at the Effective Time the termination of all commitments outstanding under the Credit Agreement, the repayment in full of all obligations outstanding thereunder, the release of all Liens securing such obligations and the release of all guarantees in connection therewith (the “Credit Agreement Termination”). Without limiting the generality of the foregoing, the Company and its Subsidiaries shall (a) use reasonable best efforts to deliver to Parent at least three Business Days prior to the Closing Date a draft payoff letter and release documentation and (b) deliver to Parent at least one Business Day prior to the Closing Date an executed payoff letter and related release documentation, in each case, with respect to the obligations under the Credit Agreement (the “Payoff Letter”), in form and substance reasonably satisfactory to Parent, from the agent under the Credit Agreement, which Payoff Letter and executed related release documentation shall, among other things, include the payoff amount and provide that Liens (and guarantees), if any, granted in connection with the Credit Agreement relating to the assets, rights and properties of the Company and its Subsidiaries securing such indebtedness shall, upon the payment of the amount set forth in the Payoff Letter at the Effective Time, be released and terminated. Notwithstanding anything herein to the contrary, in no event shall this Section 6.06 require the Company or any of its Subsidiaries to cause the Credit Agreement Termination to be effective unless and until the Effective Time has occurred and Parent has provided or caused to be provided to the Company or any of its Subsidiaries funds (or Parent has directed the Company or any of its Subsidiaries to use funds on their balance sheet) to pay in full the then-outstanding principal amount of and accrued and unpaid interest and fees under the Credit Agreement as set forth in the relevant Payoff Letter.
Section 6.07. FIRPTA Certificate. On or prior to the Closing Date, the Company shall deliver to Parent a properly executed statement and notice from the Company, dated as of the Closing Date, meeting the requirements of Treasury Regulation Sections 1.1445-2(c)(3)(i) and 1.897-2(h) and in form and substance reasonably satisfactory to Parent, certifying that shares of Company Stock are not, and have not been during the relevant period specified in Section 897(c)(1)(A)(ii) of the Code, U.S. real property interests within the meaning of Section 897 of the Code.
Section 6.08. Third-Party Consents and Notices. From the date of this Agreement until the earlier of the Effective Time and the valid termination of this Agreement in accordance with its terms, the Company shall use commercially reasonable efforts to seek the consents of, or provide notice to, in each case as required by the applicable Contract, to each of the parties (other than the Company or any of its Subsidiaries) to the Contracts listed on Section 6.08 of the Company Disclosure Letter, it being understood and agreed that failure to obtain any such consent or provide any such notice shall not be considered a breach of this Section 6.08 for purposes of Section 9.02(a)(i).
Section 6.09. Termination of the 401(k) Plan. At Parent’s request no later than ten Business Days prior to the Closing Date, effective immediately prior to, and contingent upon, the Closing, the Company shall terminate any cash or deferred arrangement within the meaning of Section 401(k) of the Code (a “401(k) Plan”) maintained the Company and shall provide Parent with evidence that the 401(k) Plan(s) has been terminated (effective no later than immediately before the Closing) pursuant to resolutions of the Company Board.
ARTICLE 7
Covenants of Parent, Holdco, Holdco II and Merger Subsidiary
Parent, Holdco, Holdco II and Merger Subsidiary jointly and severally agree that:
Section 7.01. Obligations of Holdco, Holdco II and Merger Subsidiary.
(a) Parent shall take all action necessary to cause Holdco to perform its obligations under this Agreement and to cause Merger Subsidiary to consummate the Merger, subject to the terms and conditions set forth in this Agreement.
(b) Holdco shall take all action necessary to cause Holdco II to perform its obligations under this Agreement and to cause Merger Subsidiary to consummate the Merger, subject to the terms and conditions set forth in this Agreement.
(c) Holdco II shall take all action necessary to cause Merger Subsidiary to perform its obligations under this Agreement and to consummate the Merger, subject to the terms and conditions set forth in this Agreement.
Section 7.02. Indemnification and Insurance. Parent shall cause the Surviving Corporation, and the Surviving Corporation hereby agrees, to do the following:
(a) All rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time and rights to advancement of expenses in favor of any Person who is or prior to the Effective Time becomes, or has been at any time prior to the date of this Agreement, an “indemnified representative” (as defined in the Company Bylaws) of the Company or any of its Subsidiaries (each, an “Indemnified Person”) as provided in the Company Charter and Company Bylaws, the organizational documents of any Subsidiary of the Company or any indemnification agreement, or other agreement containing any indemnification provisions, including any employment agreements, between such Indemnified Person and the Company or any of its Subsidiaries, in each case, made available to Parent, shall survive the Merger and shall not be amended, repealed or otherwise modified in any manner that would adversely affect any right thereunder of any such Indemnified Person. For six years after the Effective Time, the Surviving Corporation and each of its Subsidiaries shall, and Parent will cause the Surviving Corporation and each of its Subsidiaries to, cause to be maintained in effect provisions in the articles of incorporation and bylaws of the Surviving Corporation and each of its Subsidiaries (or in such documents of any successor to the business of the Surviving Corporation or any of its Subsidiaries) regarding indemnification and exculpation from liability of, and advancement of expenses to, all Indemnified Persons that are no less advantageous to the intended beneficiaries than the corresponding provisions in the Company Charter and Company Bylaws and the organizational documents of each Subsidiary of the Company in existence on the date of this Agreement. From and after the Effective Time, any agreement of any Indemnified Person with the Company or any of its Subsidiaries regarding elimination of liability, indemnification or advancement of expenses shall be assumed by the Surviving Corporation, shall survive the Merger and shall continue in full force and effect in accordance with its terms.
(b) For six years after the Effective Time, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, indemnify and hold harmless all Indemnified Persons to the fullest extent permitted by Pennsylvania Law and any other Applicable Law in the event of any threatened or actual claim, suit, action, proceeding or investigation (a “Claim”), whether civil, criminal or administrative, based in whole or in part on, or arising in whole or in part out of, or pertaining to (i) the fact that the Indemnified Person is or was an “indemnified representative” (as defined in the Company Bylaws) of the Company or any of its Subsidiaries or (ii) this Agreement or any of the transactions contemplated hereby, whether in any case asserted or arising before, on or after the Effective Time, against any losses, Claims, damages, liabilities, costs, expenses (including reasonable attorney’s fees and expenses in advance of the final disposition of any Claim to each Indemnified Person to the fullest extent permitted by Applicable Law upon receipt of any undertaking required by Applicable Law), judgments, fines and amounts paid in settlement of or in connection with any such threatened or actual Claim, in each case, in their capacity as an Indemnified Person. Neither Parent, Holdco, Holdco II nor the Surviving Corporation shall settle, compromise or consent to the entry of any judgment in any threatened or actual Claim for which indemnification or advancement of expenses could reasonably be sought by an Indemnified Person hereunder, unless such settlement, compromise or consent includes an unconditional release of such Indemnified Person from all liability arising out of such Claim with no admission of liability with respect to such Indemnified Person or such Indemnified Person otherwise consents in writing to such settlement, compromise or consent. Parent, Holdco, Holdco II and the Surviving Corporation shall cooperate with an Indemnified Person in the defense of any matter for which such Indemnified Person could reasonably seek indemnification or advancement of expenses hereunder.
(c) Prior to the Effective Time, the Company shall, or if the Company is unable to, Parent shall cause the Surviving Corporation as of the Effective Time to, obtain and fully pay the premium for the non-cancellable extension of the directors’ and officers’ liability coverage of the Company’s existing directors’ and officers’ insurance policies and the Company’s existing fiduciary liability insurance policies (collectively, “D&O Insurance”), in each case for a claims reporting or discovery period of six years from and after the Effective Time with respect to any Claim related to any period or time at or prior to the Effective Time (including Claims with respect to the adoption of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby) with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under the Company’s existing policies; provided that the premium per annum payable for the D&O Insurance shall not exceed 300% of the amount per annum the Company paid in its last full fiscal year (which amount is set forth in Section 7.02(c) of the Company Disclosure Letter) (such maximum amount, the “Maximum Tail Premium”) and if the cost for such “tail” insurance policy exceeds the Maximum Tail Premium, then the Company (or the Surviving Corporation, as the case may be) shall obtain a policy with the greatest coverage available for a cost not exceeding the Maximum Tail Premium.
(d) If Parent, Holdco, Holdco II or the Surviving Corporation (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys its property and assets to any Person, then, and in each such case, proper provision shall be made so that the applicable successor, assign or transferee shall assume the obligations set forth in this Section 7.02 (including this Section 7.02(d)).
(e) The rights of each Indemnified Person under this Section 7.02 shall be in addition to any rights such Person may have under the Company Charter and Company Bylaws or the governing documents of any of the Company’s Subsidiaries, under Pennsylvania Law or any other Applicable Law, under any contract or agreement of any Indemnified Person with the Company or any of its Subsidiaries or otherwise. These rights shall survive the consummation of the Merger and are intended to benefit, and from and after the Effective Time shall be enforceable by, each Indemnified Person. From and after the Effective Time, the obligations of Parent, Holdco, Holdco II and the Surviving Corporation under this Section 7.02 shall not be terminated or modified in such a manner as to adversely affect the rights of any Indemnified Person without the consent of such Indemnified Person.

(f) The Surviving Corporation shall pay, and Parent shall cause the Surviving Corporation to pay, on an as-incurred basis the fees and expenses of such Indemnified Person (including the reasonable fees and expenses of counsel) incurred in good faith in advance of the final disposition of any action, suit, proceeding or investigation that is the subject of the right to indemnification; provided that such Person shall, prior to the receipt of any such advancements, undertake to reimburse the Surviving Corporation for all amounts so advanced if a court of competent jurisdiction determines, by a final, nonappealable Order, that such Person is not entitled to indemnification.
Section 7.03. Employee Matters.
(a) With respect to employees of the Company or its Subsidiaries immediately before the Effective Time (each, a “Company Employee”), for a period of 12 months following the Closing (or, if earlier, the termination of the applicable Company Employee’s employment with Parent, the Surviving Corporation and their Affiliates), Parent shall, or shall cause the Surviving Corporation to, provide (i) a base salary or wage rate and target cash incentive compensation opportunities each of which is no less favorable than those provided to the Company Employee immediately prior to the Effective Time and (ii) employee benefits (excluding equity or equity-based awards, retiree health and welfare benefits, transaction and retention benefits) that are substantially comparable in the aggregate to (x) those provided to the Company Employee immediately prior to the Effective Time and (y) those provided by Parent and its Affiliates to their similarly situated employees (either (x) or (y), at the Parent’s election).
(b) Without limiting the generality of Section 7.03(a), during the greater of (i) the protection period provided in any employment agreement, as applicable, and (ii) the 12-month period following the Effective Time, if the employment of any Company Employee is terminated other than for “cause”, Parent shall, or shall cause the Surviving Corporation or any of its Affiliates to, provide severance benefits to such terminated Company Employee that are no less favorable than (A) at the election of Parent, either (i) the severance benefits provided under any Employee Plan under which the Company Employee was covered immediately prior to the Effective Time or (ii) the severance benefits to which similarly situated employees of Parent or its Affiliates would be eligible to receive under Parent’s or its Affiliates’ severance policies, plans or arrangements, and (B) for Company Employees employed outside the U.S., the severance benefits required under Applicable Law.
(c) With respect to any employee benefit plan, including any funded or unfunded and qualified or nonqualified employee benefit plan or program, maintained by Parent, the Surviving Corporation or any of their Affiliates (including, but not limited to, any vacation, paid time-off, car policy, and severance plans (including those where statutory benefits rely upon service time)), for all purposes, including determining eligibility to participate, level of benefits, vesting, benefit accruals and early retirement subsidies, each Company Employee’s service with the Company or any of its Subsidiaries prior to the Effective Time (as well as service with any predecessor employer of the Company or any such Subsidiary, to the extent service with the predecessor employer is recognized by the Company or such Subsidiary under the comparable Employee Plans) shall be treated as service with Parent, the Surviving Corporation or their Affiliates; provided, however, that such service need not be recognized to the extent that such recognition (i) would result in any duplication of benefits or apply to benefit accrual, (ii) is with respect to benefit accrual under any defined benefit pension plans or (iii) to the extent prior service is not credited to employees of Parent under such plans.
(d) Parent shall use commercially reasonable efforts to waive, or shall cause the Surviving Corporation or any of its Affiliates to use commercially reasonable efforts to waive, any pre-existing condition limitations, exclusions, actively-at-work requirements and waiting periods under any welfare benefit plan maintained by Parent, the Surviving Corporation or any of their Affiliates in which any Company Employee (or the dependents of any eligible employee) will be eligible to participate from and after the Effective Time. Parent shall use commercially reasonable efforts to recognize, or shall cause the Surviving Corporation or any of its Affiliates to use commercially reasonable efforts to recognize, the dollar amount of all co-payments, deductibles and similar expenses incurred by each Company Employee (and his or her eligible dependents) under the applicable Employee Plan during the calendar year in which the Effective Time occurs for purposes of satisfying such year’s deductible, co-payment and out-of-pocket limitations under the relevant welfare benefit plans in which such Company Employee will be eligible to participate from and after the Effective Time.
(e) Nothing in this Section 7.03 shall (i) create any right in any Person that is not a party to this Agreement, including the Company Employees (or any beneficiaries or dependents thereof) and any other employees, former employees, any participant in any Employee Plan or any beneficiary thereof, (ii) create any right to employment with Parent, Company, the Surviving Corporation or any of their Affiliates or any third party rights, benefits or remedies of any nature whatsoever, (iii) restrict in any way the rights of Parent, Company, the Surviving Corporation or any of their Affiliates to terminate such Persons’ services at any time for any reason or no reason, or (iv) be construed in any way as establishing, modifying or amending the provisions of an Employee Plan.
(f) Parent hereby acknowledges and agrees that a “change of control” (or similar phrase) within the meaning of each of the Employee Plans, as applicable, will occur as of the Effective Time.
(g) Prior to making any written or other material communications to the employees of the Company or the Company’s Subsidiaries pertaining to compensation or benefit matters that are affected by the transactions contemplated by this Agreement, the Company shall provide Parent with a copy of the intended communication, Parent shall have a reasonable period of time to review and comment on the communication, and the Company shall consider any such comments in good faith.
Section 7.04.  Financing.
(a) Parent shall use its reasonable best efforts to take, or cause to be taken, all actions and shall use its reasonable best efforts to do, or cause to be done, all things necessary, proper or advisable to obtain the proceeds of the Debt Financing on the terms and conditions described in the Debt Commitment Letter (or Permitted Other Terms) no later than the date upon which the Merger is required to be consummated pursuant to the terms hereof, including by (i) maintaining in full force and effect the Debt Commitment Letter and any Definitive Debt Financing Agreements (subject to replacement thereof in accordance with Section 7.04(b) or Section 7.04(c)), (ii) negotiating and entering into definitive agreements with respect to the Debt Financing (the “Definitive Debt Financing Agreements”) consistent with the terms and conditions contained in the Debt Commitment Letter (including, as necessary, the “flex” provisions contained therein or in any related fee letter) or on other terms acceptable to Parent that could not reasonably be expected to (A) reduce the aggregate amount of the Debt Financing (unless the aggregate amount of the Debt Financing, as so reduced, when taken together with any equity commitment available to Parent, Holdco, Holdco II and Merger Subsidiary, would be sufficient to fund the Transaction Amounts as and when due), (B) impose new or additional conditions precedent to the funding of the Debt Financing in a manner that would reasonably be expected to prevent, impede or materially delay the Closing, (C) prevent, impede or materially delay the consummation of the Merger or the other transactions contemplated by this Agreement or (D) adversely affect the ability of Parent to enforce its rights against the other parties to such Definitive Debt Financing Agreements relative to the ability of Parent to enforce its rights against the other parties to the Debt Commitment Letter as in effect on the date of this Agreement (such other terms that satisfy the foregoing requirements are referred to as “Permitted Other Terms”), (iii) satisfying on a timely basis all conditions to the funding of the Debt Financing set forth in the Debt Commitment Letter and the Definitive Debt Financing Agreements no later than at the Closing, (iv) consummating the Debt Financing at or prior to the Closing and (v) enforcing its rights under the Debt Commitment Letter in the event of a breach by the Financing Entities of the Debt Commitment Letter. Without limiting the generality of the foregoing, in the event that all conditions contained in the Debt Commitment Letter or any Definitive Debt Financing Agreement (other than the consummation of the Merger and the availability of any equity financing) and the conditions set forth in Section 9.01 and Section 9.02 have been satisfied, Parent shall use its reasonable best efforts to cause the applicable Financing Entities to comply with their respective obligations thereunder, including to fund the Debt Financing. Parent shall keep the Company informed in reasonable detail of the status of its efforts to arrange the Debt Financing and any other financing upon the written request of the Company and shall give the Company prompt written notice of (1) any breach by any party to the Debt Commitment Letter or Definitive Debt Financing Agreements of any material provision which Parent has become aware, (2) the expiration or termination in writing (or attempted or purported termination in writing, whether or not valid) of the Debt Commitment Letter, (3) any written or electronic (including email) notice or communication by any Financing Entity with respect to any actual or threatened breach, default (or allegation thereof), repudiation by any party to the Debt Commitment Letter or any Definitive Debt Financing Agreement or any refusal to provide, or stated intent that it will not provide, by any Financing Entity, the full amount of the Debt Financing contemplated by the Debt Commitment Letter for any reason or (iv) Parent’s good faith belief, for any reason, that it may no longer be able to obtain all or any portion of the Debt Financing contemplated by the Debt Commitment Letter on the terms and conditions described therein.

(b) Parent shall not, and shall cause its Affiliates not to, without the prior written consent of the Company, (i) permit any amendment or modification to, or any waiver of any provision or remedy under, or replacement of, the Debt Commitment Letter or the Definitive Debt Financing Agreements if such amendment, modification, waiver or replacement (A) adds any new (or adversely modifies any existing) conditions to the funding of all or any portion of the Debt Financing in a manner that would reasonably be expected to prevent, impede or materially delay the Closing, (B) reduces the aggregate amount of the Debt Financing (unless the aggregate amount of the Debt Financing, as so reduced, when taken together with any equity commitment available to Parent, Holdco, Holdco II and Merger Subsidiary and/or cash otherwise available to Parent and/or the Company, would be sufficient to fund the Transaction Amounts as and when due), (C) adversely affects the ability of Parent to enforce its rights against the other parties to the Debt Commitment Letter or the Definitive Debt Financing Agreements, in each case, as so amended, modified or waived, relative to the ability of Parent to enforce its rights against the other parties to the Debt Commitment Letter as in effect on the date of this Agreement or (D) could otherwise reasonably be expected to prevent, impede or materially delay the consummation of the Merger or the other transactions contemplated by this Agreement or (ii) terminate the Debt Commitment Letter (other than upon the effectiveness of the applicable Definitive Debt Financing Agreement or as otherwise expressly permitted by Section 7.04(b) or Section 7.04(c)) or any Definitive Debt Financing Agreement; provided, however, that, notwithstanding the foregoing, Parent may make customary modifications or amendments solely to (x) join additional lenders, arrangers, bookrunners or agents to the Debt Commitment Letter as contemplated thereunder if the addition of such Persons, individually and in the aggregate, could not reasonably be expected to prevent, impede or materially delay the consummation of the Merger or the other transactions contemplated by this Agreement (it being understood that the aggregate commitments of the Lenders party to the Debt Commitment Letter prior to such amendment or modification (but not the aggregate commitments thereunder, unless the aggregate amount of the Debt Financing under such commitments, as so reduced, when taken together with any equity commitment available to Parent, Holdco, Holdco II and Merger Subsidiary and/or cash otherwise available to Parent and/or the Company, would be sufficient to fund the Transaction Amounts as and when due) may be reduced in the amount of such additional party’s commitment) or (y) implement the “flex” provisions of the fee letter entered into in connection with the Debt Commitment Letter. Upon any such amendment, modification, waiver or replacement that is permitted in accordance with the provisions of this Section 7.04(b) or Section 7.04(c), the terms “Debt Commitment Letter” and “Definitive Debt Financing Agreement” shall mean the Debt Commitment Letter or Definitive Debt Financing Agreement, as applicable, as so amended, modified, waived or replaced. Parent shall promptly deliver to the Company copies of any amendment, modification, waiver or replacement of the Debt Commitment Letter or the Definitive Debt Financing Agreements.
(c) In the event that any portion of the Debt Financing becomes unavailable, or the Debt Commitment Letter or any of the Definitive Debt Financing Agreements shall be withdrawn, repudiated, terminated or rescinded (other than as a result of a replacement permitted by Section 7.04(b)), regardless of the reason therefor, then Parent will (i) use reasonable best efforts to arrange and obtain, as promptly as practicable, from the same or alternative financing sources, alternative financing in an amount sufficient, together with any equity commitment available to Parent, Holdco, Holdco II and Merger Subsidiary, to fund the Transaction Amounts as and when due and (ii) promptly notify the Company of such unavailability and the reason therefor; provided that the obligation set forth in this Section 7.04(c) shall not require Parent to obtain debt financing on terms and conditions that are, when taken as a whole, less favorable to Parent (and, after the Closing, the Company) than the terms and conditions set forth in the Debt Commitment Letter as in effect on the date hereof (after giving effect to any “market flex” and/or similar provision); it being understood and agreed that in no event shall the obligations of Parent set forth in this Section 7.04(c) be construed to require Parent to (A) waive any term or condition of this Agreement, (B) pay fees, interest or other amounts that, taken as a whole, exceed the aggregate fees, interest and other amounts contemplated to be paid under the Debt Commitment Letter and any related fee letter as of the date of this Agreement, (C) incur debt with a shorter tenor than the Debt Financing contemplated by the Debt Commitment Letter in effect on the date of this Agreement, (D) agree to a financial covenant that is more restrictive than that set forth in the Debt Commitment Letter as of the date of this Agreement and/or (E) seek any additional equity financing or equity commitment. In the event any alternative financing is obtained in accordance with this Section 7.04(c) (“Alternative Financing”), references in this Agreement to the “Debt Financing” shall also be deemed to refer to such Alternative Financing, and if one or more commitment letters or definitive financing agreements are entered into or proposed to be entered into in connection with such Alternative Financing, references in this Agreement to the “Debt Commitment Letter” and the “Definitive Debt

Financing Agreements” shall also be deemed to refer to such commitment letter, related fee letter and definitive financing agreements relating to such Alternative Financing, and all obligations of Parent pursuant to this Section 7.04 shall be applicable thereto to the same extent as Parent’s obligations with respect to the Debt Financing. The foregoing notwithstanding, compliance by Parent with this Section 7.04 shall not relieve Parent of its obligations to consummate the transactions contemplated by this Agreement whether or not the Debt Financing is available. In no event shall the receipt or availability of any funds or financing (including, for the avoidance of doubt, the Debt Financing) by Parent or any of its respective Affiliates or any other financing or other transactions be a condition to any of Parent’s obligations under this Agreement.
Section 7.05. No Employment Discussions. Except as approved by the Company Board, at all times during the period commencing with the execution and delivery of this Agreement and continuing until the Company Shareholder Approval has been obtained, Parent will not, and will cause its controlled Affiliates, and use reasonable best efforts to cause its other Affiliates, not to, make or enter into, or commit or agree to enter into, any formal or informal arrangements or other understandings (whether or not binding) with any executive officer of the Company (i) regarding any continuing employment or consulting relationship with the Surviving Corporation or its Affiliates from and after the Effective Time, (ii) pursuant to which any such individual would be entitled to receive consideration of a different amount or nature than the consideration to which such individual is entitled pursuant to Article 2 in respect of such holder’s shares of Company Common Stock or Company Equity Awards or (iii) pursuant to which such individual would agree to provide, directly or indirectly, equity investment to Parent, Holdco, Holdco II, Merger Subsidiary, the Company or any of their respective Affiliates in connection with the Merger.
Section 7.06. Holdco II Vote. Immediately following the execution and delivery of this Agreement, Holdco II, in its capacity as the sole shareholder of Merger Subsidiary, will execute and deliver to Merger Subsidiary and the Company a written consent approving the Merger in accordance with Delaware Law. Such consent will not be modified or rescinded.
ARTICLE 8
Covenants of Parent, Holdco, Holdco II, Merger Subsidiary and the Company
Section 8.01. Reasonable Best Efforts.
(a) Subject to the terms and conditions of this Agreement, the Company and Parent shall cooperate with each other and use their reasonable best efforts to take, or cause to be taken, such actions and to do, or cause to be done, such things as are necessary, proper or advisable under Applicable Law to consummate the Merger and the other transactions contemplated by this Agreement as promptly as practicable, including (i) preparing and filing with any Governmental Authority as promptly as practicable after the date of this Agreement all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents, (ii) obtaining and maintaining all Permits, waivers and other confirmations required to be obtained from any Governmental Authority that are necessary to consummate the transactions contemplated by this Agreement, in each case with respect to clauses (i) and (ii), subject to the parties’ obligations to cooperate pursuant to Section 8.01(b), (iii) defending or contesting any action, suit or proceeding challenging this Agreement or the transactions contemplated hereby and (iv) executing and delivering any additional instruments necessary to consummate the transactions contemplated hereby.
(b) Each of Parent and the Company shall (i) make with respect to the transactions contemplated hereby an appropriate filing of a Notification and Report Form pursuant to the HSR Act as promptly as practicable and advisable (and in any event within 20 Business Days after the date of this Agreement (unless otherwise mutually agreed in writing by the parties hereto)), (ii) coordinate on any filings to a Governmental Authority that are not related to Antitrust Laws (it being understood and agreed that no party hereto shall independently make any such filing without the other parties’ prior written consent), (iii) respond to at the earliest practicable date, any request for additional information, documents or other materials received by either of them or any of their respective controlled Affiliates from any Governmental Authority in respect of such filings and (iv) cooperate with each other in connection with any such filings (including, to the extent permitted by Applicable Law, providing copies of all such documents to the non-filing parties prior to filing (with the exception of HSR filings and attachments thereto) and considering in good faith all reasonable additions, deletions or changes suggested in connection therewith) and in connection with resolving any investigation or other inquiry of any Governmental Authority with respect to any such filings. No party hereto shall independently participate in any pre-arranged formal meeting or substantive discussion, either in person, by videoconference, or by telephone, with any Governmental Authority in respect of any such filings, investigation or other inquiry without giving the other parties hereto prior notice of the meeting and, to the extent permitted by such Governmental Authority, the opportunity to attend and/or participate. The parties shall use reasonable best efforts to share information protected from disclosure under the attorney-client privilege, work product doctrine, joint defense privilege or any other privilege pursuant to this Section 8.01(b) so as to preserve any applicable privilege. Notwithstanding anything to the contrary in this Section 8.01(b), each of Parent and the Company may limit access to materials shared with the other party to outside counsel (or outside antitrust counsel) only, and may withhold or redact materials provided to the other party: (x) to remove competitively sensitive information or information concerning valuation, (y) as necessary to comply with Applicable Law or contractual arrangements, and (z) as necessary to address reasonable attorney-client privilege or other privilege or confidentiality concerns. Parent shall pay all filing fees relating to the HSR Act.
(c) Without limiting the generality of the foregoing, in connection with the efforts referenced in Section 8.01(a) and Section 8.01(b), Parent shall, and shall cause its controlled Affiliates, and their respective controlled Representatives to, use their reasonable best efforts to take such steps as are necessary to avoid, eliminate or resolve each and every impediment and obtain all clearances, consents, approvals and waivers that may be necessary or required by any Governmental Authority, so as to enable the consummation of the transactions contemplated by this Agreement by the End Date, including: (i) proposing, negotiating, offering to commit and effect (and if such offer is accepted, committing to and effecting), by order, hold separate order, trust or otherwise, the sale, divestiture, license, disposition or hold separate of the assets or businesses of the Company or its Subsidiaries, or otherwise offering to take or offering to commit to take any action (including any action that limits its freedom of action, ownership or control with respect to, or its ability to retain or hold, any of the businesses, assets, product lines, properties or services of the Company or its Subsidiaries), and if the offer is accepted, taking or committing to take such action (collectively, a “Divestiture”); and (ii) terminating, relinquishing, modifying or waiving existing relationships, ventures, contractual rights, obligations or other arrangements of the Company or its Subsidiaries (collectively, a “Remedy”); provided that, notwithstanding anything to the contrary in this Section 8.01 or elsewhere in this Agreement, (A) no such Divestiture or Remedy shall be required if such Divestiture or Remedy would result in a Substantial Detriment, and (B) neither party shall be required to take any of the actions referred to above with respect to a Divestiture or Remedy unless the effectiveness thereof is conditioned on the occurrence of the Effective Time. For purposes of the preceding sentence, a Remedy or Divestiture shall be deemed to result in a “Substantial Detriment” if such actions, considered individually or collectively, (w) for avoidance of doubt, involve any Divestiture or Remedy with respect to any asset or business of Parent, its Affiliates, or any of their Subsidiaries or Affiliates, (x) involve any Divestiture or Remedy with respect to any asset or business related to those set forth on Section 8.01(c) of the Company Disclosure Letter, (y) would be materially detrimental to the business, assets, or financial condition of the Company and its Subsidiaries, taken as a whole, or (z) would reasonably be expected to result in a reduction of the annual consolidated revenues of the Company of more than 12.5% (using the applicable fiscal year ended as of the Company Balance Sheet Date in determining (I) the expected reduction of the annual consolidated revenues of the Company and (II) whether the threshold set forth in this sentence is reasonably expected to be exceeded).
(d) If any objections are asserted with respect to the consummation of the transactions contemplated by this Agreement by any Governmental Authority challenging the consummation of the transactions contemplated by this Agreement as violative of the HSR Act, Parent and the Company shall cooperate with one another and use their respective reasonable best efforts to: (i) oppose or defend against any action to prevent or enjoin the consummation of the transactions contemplated by this Agreement; and/or (ii) take such action as necessary to overturn any action by any Governmental Authority to block the consummation of the transactions contemplated by this Agreement, including by defending any action brought by any Governmental Authority in order to avoid entry of, or to have vacated, overturned or terminated, including by appeal if necessary, any Applicable Law, Order or injunction (preliminary or permanent) that would restrain, prevent or delay the consummation of the transactions contemplated by this Agreement, or in order to resolve any such objections or challenge as such Governmental Authority may have under such Applicable Law, Order or injunction so as to permit the consummation of the transactions contemplated by this Agreement.
(e) Parent and the Company shall jointly develop, cooperate with respect to, discuss, and implement the strategies, tactics, and process relating to applicable Antitrust Laws; provided that, in the event of any conflict or disagreement with respect to such matters, Parent shall, after considering in good faith the views and comments of the Company (and its counsel), direct the strategy, tactics, timing, and process relating to applicable Antitrust Laws, including negotiation of timing agreements.
Section 8.02. Proxy Statement.
(a) As promptly as reasonably practicable following the date of this Agreement (but in no event later than 20 Business Days following the date of this Agreement), the Company shall prepare and file the Proxy Statement in preliminary form with the SEC; provided that the Company shall provide Parent and its counsel a reasonable opportunity to review the Company’s proposed preliminary Proxy Statement in advance of filing and consider in good faith any comments reasonably proposed by Parent and its counsel. The Company shall use reasonable best efforts to cause the Proxy Statement to comply with the applicable provisions of the Exchange Act and the rules and regulations thereunder and any other Applicable Law. Subject to Section 6.03, the Proxy Statement shall include the Company Board Recommendation.
(b) As promptly as reasonably practicable following the earlier to occur of: (i) in the event the preliminary Proxy Statement is not reviewed by the staff of the SEC, the expiration of the waiting period in Rule 14a-6(a) under the Exchange Act and (ii) in the event the preliminary Proxy Statement is reviewed by the staff of the SEC, receipt of oral or written notification of the completion of the review by the staff of the SEC (such earlier date, the “Proxy Clearance Date”), the Company shall (A) notify Parent, promptly after it receives notice thereof, of the Proxy Clearance Date and (B) cause the Proxy Statement to be filed in definitive form with the SEC as promptly as practicable and cause the definitive Proxy Statement to be mailed to its shareholders in compliance with Applicable Law (and in no event later than five Business Days after the Proxy Clearance Date). Parent, Holdco, Holdco II and Merger Subsidiary shall use reasonable best efforts to furnish to the Company all information concerning Parent, Holdco, Holdco II and Merger Subsidiary as may be reasonably requested by the Company in connection with the Proxy Statement.
(c) If the Company or Parent becomes aware that any information provided by such party and contained in the Proxy Statement shall have become false or misleading in any material respect, or that the Proxy Statement is required to be amended in order to comply with Applicable Law, then (i) the Company or Parent, as applicable, shall promptly inform the other party and (ii) each of the Company, Parent, Holdco, Holdco II and Merger Subsidiary shall promptly correct any information provided by it for use in the Proxy Statement if and to the extent that such information shall have become false or misleading in any material respect, and the Company shall take all steps necessary to amend or supplement the Proxy Statement and to cause the Proxy Statement, as so amended or supplemented and in a form agreed to by Parent, to be filed with SEC and mailed to its shareholders, in each case as and to the extent required by Applicable Law and subject to the terms of this Agreement and the Company’s organizational documents.
(d) The Company shall (i) as promptly as reasonably practicable after receipt thereof, provide Parent and its counsel with copies of any written comments or other correspondence, and advise Parent and its counsel of any oral comments or conversations, with respect to the Proxy Statement (or any amendment or supplement thereto) received from the SEC or its staff, (ii) use its reasonable best efforts to promptly provide responses to the SEC with respect to all comments of the SEC received on the Proxy Statement, (iii) provide Parent and its counsel a reasonable opportunity to review and comment on the Company’s proposed response to such comments and any supplement or amendment to the Proxy Statement prior to submission thereof and (iv) consider in good faith any comments reasonably proposed by Parent and its counsel. The Company shall use its reasonable best efforts to have the comments of the SEC (if any) on the Proxy Statement (and any supplement or amendment thereto) addressed to the satisfaction of the staff of the SEC as promptly as practicable.
Section 8.03. Public Announcements. Parent and the Company have agreed to the text of a joint press release announcing the signing of this Agreement. Subject to Section 6.03, and unless and until an Adverse Recommendation Change that is not in breach of Section 6.03 has occurred, Parent and the Company shall not, and shall cause their respective controlled Affiliates not to, issue any press release, have any communication with the press (whether or not for attribution), make any other public statement or schedule any press conference or conference call with investors or analysts with respect to this Agreement or the transactions contemplated hereby without the prior written consent of the other party (such consent not to be unreasonably withheld, conditioned or delayed) and, except in respect of any such press release, communication, other public statement, press conference or conference call as may be required by Applicable Law or Nasdaq, shall not issue any such press release, have any such communication, make any such other public statement or schedule any such press conference or conference call prior to receiving such consent; provided (a) no such consultation shall be necessary with respect to (i) any public statement in response to questions from the press, analysts, investors or those attending industry conferences, internal announcements to employees, and any other disclosures, so long as such statements, announcements or disclosures are consistent with previous press releases, public disclosures or public statements made jointly by the parties (or individually, if approved by the other parties), (ii) any actual legal proceeding between the Company or its Affiliates, on the one hand, and Parent, Holdco, Holdco II, Merger Subsidiary and their Affiliates, on the other hand or (iii) ordinary course communications regarding this Agreement and the transactions contemplated by this Agreement to existing or prospective general partners, limited partners, equity holders, members, managers and investors of any Affiliates of Parent, Holdco, Holdco II, Merger Subsidiary and their respective Affiliates, in each case, who are subject to customary confidentiality restrictions and (b) the Company need not consult with Parent in connection with any press release, public statement or filing to be issued or made with respect to any Acquisition Proposal (including any “stop, look and listen” release), Superior Proposal or Adverse Recommendation Change, in each case, that is permitted by Section 6.03.
Section 8.04. Further Assurances. At and after the Effective Time, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of the Company or Merger Subsidiary, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of the Company or Merger Subsidiary, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets of the Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.
Section 8.05. Notices of Certain Events. Each of the Company and Parent shall promptly notify the other of:
(a) any written notice or other written communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;
(b) any written notice or other written communication from any Governmental Authority in connection with the transactions contemplated by this Agreement;
(c) any Claims commenced or, to its knowledge, threatened against the Company or any of its Subsidiaries or Parent and any of its Subsidiaries, as the case may be, that relate to the consummation of the transactions contemplated by this Agreement; and
(d) any representation or warranty made in this Agreement becoming untrue or inaccurate such that the conditions set forth in Article 9 would not be satisfied or of any failure to comply with any covenant to be complied with under this Agreement such that the conditions in Article 9 would not be satisfied.
The failure to deliver any such notice shall not affect any of the conditions set forth in Article 9 or give rise to any right to terminate under Article 10.
Section 8.06. Transaction Litigation. Prior to the earlier of the Effective Time or the valid termination of this Agreement, the Company shall control the defense of any litigation brought by shareholders of the Company against the Company and/or its officers and/or directors relating to the transactions contemplated by this Agreement, including the Merger (such litigation, “Transaction Litigation”); provided, however, that the Company (a) shall promptly provide Parent with copies of all proceedings and correspondence relating to any Transaction Litigation and (b) shall give Parent the opportunity, at Parent’s sole cost and expense, to consult with the Company regarding the defense or settlement of any Transaction Litigation; provided that this Section 8.06 shall not give Parent the right to control such defense, and that the Company shall control such defense. Prior to the earlier of the Effective Time and the valid termination of this Agreement in accordance with its terms, the Company and Parent shall not settle any Transaction Litigation without the prior written consent of Parent or the Company, as applicable (which consent shall not be unreasonably withheld, conditioned or delayed, if, in connection with such settlement, (x) no equitable or injunctive relief is granted as part of such settlement and (y) to the extent such parties are named in such Transaction Litigation, such settlement includes an express, complete and unconditional release of the Company or Parent, as applicable, and its directors, officers, employees and agents with respect to all claims asserted in such Transaction Litigation to the extent applicable). Each of the Company and Parent shall, and shall cause their respective Subsidiaries and their and their respective Subsidiaries’ Representatives to, cooperate in the defense or settlement of any litigation contemplated by this Section 8.06.
Section 8.07. Financing Cooperation.
(a) Prior to the Effective Time, the Company agrees to, and shall cause its Subsidiaries to, provide all reasonable cooperation in connection with the arrangement of the Debt Financing of the type contemplated by the Debt Commitment Letter as in effect on the date of this Agreement, including to (v) furnish to Parent historical financial information regarding the Company required pursuant to the Debt Commitment Letter, (w) provide Parent, at least three Business Days prior to the Closing Date all documentation and other information with respect to the Company as shall have been reasonably requested in writing by Parent at least ten Business Days prior to the Closing Date that is required in connection with the Debt Financing by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the PATRIOT Act, as amended and the requirements of 31 C.F.R. §1010.230, (x) cause individuals who will continue as officers, directors or managers of the Company after the Closing to authorize, execute and deliver any loan agreements, notes, letters of credit, or other similar documentation reasonably required in connection with the Debt Financing and board or manager consents approving the Debt Financing (provided that all such authorization, execution and delivery shall be deemed to become effective only if and when the Closing occurs) and as are reasonably requested by Parent, (y) assist in the negotiation of definitive documentation and facilitating the pledging of collateral and the granting of liens or security interests (and the perfection thereof) as reasonably requested by Parent on behalf of the financing sources under the Debt Commitment Letter; provided that no such documentation, pledge, lien or security interest shall be effective until the Closing occurs and (z) execute a customary “solvency” certificate (provided that such execution and delivery shall be deemed to become effective only if and when the Closing occurs); provided that the Company and its Subsidiaries shall not be required to: (i) waive or amend any terms of this Agreement or agree to pay any fees or reimburse any expenses; (ii) commit to take any action that is not contingent upon the Closing; (iii) give any indemnities; (iv) take any action that, in the good faith determination of the Company, would unreasonably interfere with the conduct of the business of the Company and its Subsidiaries, it being understood and agreed that the actions enumerated in clauses (v) through (z) above do not unreasonably interfere with the conduct of the business of the Company or any of its Subsidiaries; (v) take any action that could reasonably be expected to result in a contravention of, violation or breach of, or default under, this Agreement, the Company Charter, the Company Bylaws, any organizational document of the Company’s Subsidiaries, any Material Contract (including confidentiality provisions therein) or any Applicable Law; (vi) provide access to or disclose information which would result in waiving any attorney-client privilege, work product or similar privilege; (vii) prepare any pro forma financial statements or provide any information or assistance relating to (A) the proposed aggregate amount of the Debt Financing, assumed interest rates, dividends (other than those declared or paid prior to the Closing) and fees and expenses relating to the incurrence of the Debt Financing, (B) any post-Closing or pro forma cost savings, synergies, capitalization, ownership or other post-Closing pro forma adjustments desired to be incorporated into any information used in connection with the Debt Financing or (C) any financial information related to Parent; (viii) take any action which would contravene any position taken in any financial statements; or (ix) pay any commitment or other similar fee or incur any other cost or liability in connection with the Debt Financing prior to the Closing, except for any liabilities that are conditioned on the Closing having occurred. Nothing in this Section 8.07 will require the Company Board to adopt resolutions approving the agreements, documents or instruments pursuant to which the Debt Financing is obtained or pledge any collateral with respect to the Debt Financing prior to Closing.
(b) Parent shall promptly, upon request by the Company, reimburse the Company for all reasonable out-of-pocket costs and expenses incurred by the Company or its Subsidiaries in connection with the cooperation contemplated by Section 8.07(a), except to the extent that the same results directly from (i) the gross negligence, bad faith, fraud or willful misconduct of the Company or any of their Representatives, in each case, as determined by a final non-appealable judgment of a court of competent jurisdiction or (ii) any material inaccuracy of any historical financial information furnished in writing by or on behalf of the Company for use in connection with the Debt Financing. The Company and its counsel shall be given a reasonable opportunity to review and comment on any materials that are to be presented during any road shows or bank presentations conducted in connection with the Debt Financing, and Parent shall give due consideration to all reasonable additions, deletions or changes suggested thereto by the Company and its counsel. Parent shall defend, indemnify and hold harmless the Company, its Subsidiaries and their respective Affiliates for and against any and all losses suffered or incurred by them in connection with the arrangement of the Debt Financing or any Alternative Financing and any information utilized in connection therewith (other than information provided by the Company expressly for use in connection therewith).
(c) All non-public or other confidential information provided by the Company or any of its Representatives pursuant to this Agreement shall be kept confidential in accordance with the Confidentiality Agreement.
(d) The parties hereto acknowledge and agree that the provisions contained in Section 8.07(a) represent the sole obligation of the Company, its Subsidiaries and its and their respective Representatives with respect to cooperation in connection with the arrangement of any financing to be obtained by Parent with respect to the transactions contemplated by this Agreement and no other provision of this Agreement shall be deemed to expand or modify such obligations. Parent, Holdco, Holdco II and Merger Subsidiary each acknowledge and agree that obtaining any financing is not a condition to the Closing. For the avoidance of doubt, if the Debt Financing has not been obtained, Parent, Holdco, Holdco II and Merger Subsidiary shall continue to be obligated, until such time as this Agreement is validly terminated in accordance with its terms, to complete the transactions contemplated by this Agreement.
Section 8.08. No Control of Other Party’s Business. Nothing contained in this Agreement shall give Parent, Holdco, Holdco II or Merger Subsidiary, directly or indirectly, the right to control or direct the Company’s or its Subsidiaries’ operations prior to the Effective Time. Prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ operations.
Section 8.09. Redemption of Preferred Stock.
(a) On the date that is five Business Days prior to the Closing Date (or such other date as the Company and Parent may agree), the Company shall send, in accordance with the Company Charter and Applicable Law, written notice (the “Redemption Notice”), reasonably acceptable to Parent, of the Company’s redemption of all issued and outstanding shares of Preferred Stock to each record holder of such shares of Preferred Stock.
(b) Immediately prior to the Effective Time, the Company shall effect the redemption of all shares of Preferred Stock issued and outstanding as of the Closing in accordance with the Company Charter and Applicable Law (the “Redemption”). Parent hereby covenants and agrees to provide (or to cause to be provided), immediately following the Effective Time, immediately available funds to the Company to pay the full amount to each former holder of Preferred Stock to which such former holder is entitled pursuant to the Company Charter in connection with the Redemption (the “Redemption Price”). Promptly thereafter, Parent shall cause the Surviving Corporation (or another Person) to pay or cause to be paid to each former holder of Preferred Stock the Redemption Price.
Section 8.10. No Impeding Actions. Each of Parent, Holdco, Holdco II, Merger Subsidiary, and the Company agrees that, from the date of this Agreement to the Effective Time, it shall not: (a) take any action that is intended to or would reasonably be likely to result in any of the conditions to consummating the Merger becoming incapable of being satisfied or (b) take any action or fail to take any action which would, or would be reasonably likely to, individually or in the aggregate, prevent, materially delay or materially impede the ability of Parent, Holdco, Holdco II, Merger Subsidiary and the Company to consummate the Merger or the other transactions contemplated under this Agreement.
Section 8.11. Pre-Closing Structuring. Subject to Section 8.10, (i) Parent, Holdco or Holdco II may transfer all of a portion of the outstanding capital stock of, or other equity and voting interest in Holdco, Holdco II or Merger Subsidiary (in each case, to the extent held by such Person) to another wholly-owned direct or indirect Subsidiary of Parent or (ii) the parties hereto, may, upon mutual written agreement prior to the Effective Time, change the method or structure of effecting the transactions contemplated hereby, if and to the extent Parent deems such change to be necessary, appropriate and desirable and such change is not adverse to the Company, and in the case of either clause (i) or (ii), the parties hereto shall cooperate and use their respective reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable to effect any such change, including forming, or causing to be formed, new Subsidiaries and executing and causing to be delivered to any other party hereto such instruments and other documents as may be reasonably requested (including such amendments to this Agreement solely to the extent necessary in connection therewith).
ARTICLE 9
Conditions to the Merger
Section 9.01. Conditions to the Obligations of Each Party. The obligations of the Company, Parent, Holdco, Holdco II and Merger Subsidiary to consummate the Merger are subject to the satisfaction (or written waiver by each of the Company and Parent, if permissible under Applicable Law) of the following conditions:
(a) the Company Shareholder Approval shall have been obtained;
(b) no temporary restraining Order, or preliminary or permanent injunction issued by any court of competent jurisdiction (collectively, “Restraints”) shall be in effect enjoining or otherwise prohibiting the consummation of the Merger; and
(c) (i) any applicable waiting period under the HSR Act relating to the Merger shall have expired or been terminated, (ii) the consents to be obtained from any Governmental Authority set forth on Section 9.01(c) of the Company Disclosure Letter shall have occurred or been obtained and (iii) there shall not be in effect any voluntary agreement between Parent and any Governmental Authority related to any Antitrust Law pursuant to which Parent has agreed not to consummate the Merger for any period of time.
Section 9.02. Conditions to the Obligations of Parent, Holdco, Holdco II and Merger Subsidiary. The obligations of Parent, Holdco, Holdco II and Merger Subsidiary to consummate the Merger are subject to the satisfaction (or written waiver by Parent, if permissible under Applicable Law) of the following further conditions:
(a) (i) the Company shall have performed or complied with, in all material respects, all of its obligations hereunder required to be performed by it at or prior to the Closing, (ii) (A) each of the representations and warranties of the Company contained in Section 4.10(a) shall be true in all respects as of the date of this Agreement and at and as of the Closing Date as if made at and as of the Closing, (B) each of the representations and warranties of the Company contained in Section 4.01(a), Section 4.02, Section 4.05(e), Section 4.06(c), Section 4.23(a) and Section 4.25 (disregarding all materiality and Material Adverse Effect qualifications contained therein) shall be true in all material respects as of the date of this Agreement and at and as of the Closing Date as if made at and as of the Closing, (C) each of the representations and warranties of the Company set forth in Section 4.05(a), Section 4.05(b) and Section 4.05(c) shall be true and correct in all but de minimis respects (relative to the total fully-diluted equity capitalization of the Company) as of the date of this Agreement and as of the Closing Date as if made at and as of the Closing (other than such representations and warranties that by their terms address matters only as of another specified time, which shall be true only as of such time) and (D) each of the other representations and warranties of the Company contained in Article 4 (disregarding all materiality and Material Adverse Effect qualifications contained therein) shall be true and correct as of the date of this Agreement and at and as of Closing Date as if made at and as of the Closing (other than representations and warranties that by their terms address matters only as of another specified time, which shall be true only as of such time), except, in the case of this clause (D), only such failures to be so true and correct as would not have, or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and (iii) Parent shall have received a certificate signed by an executive officer of the Company certifying the satisfaction of the conditions set forth in clauses (i) and (ii); and
(b) since the date of this Agreement there shall not have occurred a Material Adverse Effect, and no Effect shall have occurred or shall exist that, would reasonably be expected to have or result in, a Material Adverse Effect.
Section 9.03. Conditions to the Obligations of the Company. The obligations of the Company to consummate the Merger are subject to the satisfaction (or written waiver by the Company, if permissible under Applicable Law) of the following further conditions:
(a) (i) each of Parent, Holdco, Holdco II and Merger Subsidiary shall have performed, in all material respects, all of its obligations hereunder required to be performed by each of them at or prior to the Closing, (ii) each of the representations and warranties of Parent, Holdco, Holdco II and Merger Subsidiary contained in Article 5 (disregarding all materiality and Parent Material Adverse Effect qualifications contained therein) shall be true as of the date of this Agreement and at and as of the Closing Date as if made at and as of the Closing (other than representations and warranties that by their terms address matters only as of another specified time, which shall be true only as of such time), except for such failures to be so true and correct as would not have, or reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect and (iii) the Company shall have received a certificate signed by an executive officer of Parent certifying the satisfaction of the conditions set forth in clauses (i) and (ii).
Section 9.04. Frustration of Closing Conditions. Neither Parent, Holdco, Holdco II nor Merger Subsidiary, on the one hand, nor the Company, on the other hand, may rely on the failure of any condition set forth in Article 9 to be satisfied if such failure was caused by Parent’s, Holdco’s, Holdco II’s or Merger Subsidiary’s, on the one hand, or the Company’s, on the other hand, breach of its obligations under this Agreement.
ARTICLE 10
Termination
Section 10.01. Termination. This Agreement may be validly terminated and the Merger may be abandoned at any time prior to the Effective Time (notwithstanding any adoption and approval of this Agreement by Holdco II as sole shareholder of Merger Subsidiary or, other than with respect to Section 10.01(c)(i), Section 10.01(c)(ii) or Section 10.01(d)(i), the shareholders of the Company):
(a) by mutual written agreement of the Company and Parent;
(b) by either the Company or Parent, if:
(i) the Merger has not been consummated on or before June 15, 2026 or such later date as may be mutually agreed by Parent and the Company (such date, including any extension pursuant to this Section 10.01(b)(i) and any such later date as may be mutually agreed in writing by Parent and the Company, the “End Date”); provided that if, on such date, any of the conditions to the Closing set forth in (A) Section 9.01(c) or (B) Section 9.01(b) (if, in the case of clause (B), the Restraint relates to the matters set forth in Section 9.01(c)) shall not have been satisfied, but all other conditions set forth in Article 9 shall have been satisfied (or in the case of conditions that by their nature are to be satisfied at or immediately prior to the Closing, shall then be capable of being satisfied if the Closing were to take place on such date) or waived, then the End Date shall be automatically extended to September 15, 2026 (or such later date as may be mutually agreed in writing by Parent and the Company), and such date, including such later date as may be mutually agreed in writing by Parent and the Company, shall become the End Date for purposes of this Agreement; provided further that the right to terminate this Agreement pursuant to this Section 10.01(b)(i) shall not be available to any party whose breach of any provision of this Agreement is the primary cause of the failure of the Merger to be consummated by the End Date (it being understood that Parent, Holdco, Holdco II and Merger Subsidiary shall be deemed a single party for purposes of the foregoing proviso);
(ii) if any Restraint shall be in effect permanently enjoining or otherwise permanently prohibiting the consummation of the Merger, and such Restraint shall have become final and nonappealable; provided that the right to terminate this Agreement pursuant to this Section 10.01(b)(ii) shall not be available to any party whose breach of any provision of this Agreement is the primary cause of such Restraint (it being understood that Parent, Holdco, Holdco II and Merger Subsidiary shall be deemed a single party for purposes of the foregoing proviso); or
(iii) after the conclusion of the Company Shareholder Meeting (including any adjournment or postponement thereof) at which a final vote is taken on a proposal to adopt this Agreement, the Company Shareholder Approval shall not have been obtained;
(c) by Parent:
(i) prior to the receipt of the Company Shareholder Approval, if an Adverse Recommendation Change shall have occurred;
(ii) prior to the receipt of the Company Shareholder Approval, if a Triggering Event shall have occurred; or
(iii) if a breach of any representation or warranty or failure to perform any covenant or agreement on the part of the Company set forth in this Agreement shall have occurred that would cause the condition set forth in Section 9.02 not to be satisfied; provided that if such breach is curable by the End Date, Parent will not be entitled to terminate this Agreement pursuant to this Section 10.01(c)(iii) prior to 30 days

(or such shorter period of time as remains prior to the End Date, the shorter of such periods, the “Company Breach Notice Period”) following the Company’s receipt of written notice of breach from Parent and of Parent’s intention to terminate this Agreement pursuant to this Section 10.01(c)(iii) and the basis for such termination, it being understood that Parent will not be entitled to terminate this Agreement pursuant to this Section 10.01(c)(iii) with respect to such breach or failure to perform if such breach or failure to perform is curable by the End Date and is cured prior to the end of the Company Breach Notice Period; provided further that the right to terminate this Agreement pursuant to this Section 10.01(c)(iii) shall not be available to Parent if Parent’s breach of any provision of this Agreement would cause the condition set forth in Section 9.03 not to be satisfied (it being understood that Parent, Holdco, Holdco II and Merger Subsidiary shall be deemed a single party for purposes of the foregoing proviso); or
(d) by the Company:
(i) prior to obtaining the Company Shareholder Approval, in accordance with, and subject to its compliance with the terms and conditions of, Section 6.03, in order to enter into a Company Acquisition Agreement to effect a Superior Proposal (with such Company Acquisition Agreement being entered into substantially concurrently with the valid termination of this Agreement); provided that the Company pays the Company Termination Fee pursuant to Section 11.04(b); or
(ii) if a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Parent, Holdco, Holdco II or Merger Subsidiary set forth in this Agreement shall have occurred that would cause the condition set forth in Section 9.03 not to be satisfied; provided that if such breach is curable by the End Date, the Company will not be entitled to terminate this Agreement pursuant to this Section 10.01(d)(ii) prior to 30 days (or such shorter period of time as remains prior to the End Date, the shorter of such periods, the “Parent Breach Notice Period”) following Parent’s receipt of written notice of breach from the Company and of the Company’s intention to terminate this Agreement pursuant to this Section 10.01(d)(ii) and the basis for such termination, it being understood that the Company will not be entitled to terminate this Agreement pursuant to this Section 10.01(d)(ii) with respect to such breach or failure to perform if such breach or failure to perform is curable by the End Date and is cured prior to the end of the Parent Breach Notice Period; provided further that the right to terminate this Agreement pursuant to this Section 10.01(d)(ii) shall not be available to the Company if the Company’s breach of any provision of this Agreement would cause the condition set forth in Section 9.02 not to be satisfied.
The party desiring to terminate this Agreement pursuant to this Section 10.01 (other than pursuant to Section 10.01(a)) shall give written notice of such termination to the other party.
Section 10.02.  Effect of Termination. If this Agreement is validly terminated pursuant to Section 10.01, this Agreement shall become void and of no effect without liability of any party (or their valid successors and assigns, or their respective Subsidiaries or Affiliates, or their respective former, current or future directors, officers, partners, direct or indirect stockholders or equity holders, managers, agents, Representatives, members or controlling persons) to the other parties hereto, except that (a) no such termination shall relieve the Company of any liability to pay the Company Termination Fee and any interest and other amounts payable pursuant to Section 11.04(b)(iv) or Parent, Holdco, Holdco II or Merger Subsidiary of any liability to pay the amount of any indemnification and expense reimbursement payable pursuant to Section 8.07(b); (b) no such termination shall relieve any party for liability for such party’s Fraud or Willful and Material Breach of any provision of this Agreement prior to such termination, which the parties acknowledge and agree will not be limited to reimbursement of expenses or out-of-pocket costs, and in the case of any damages sought by the non-breaching party for such Fraud or Willful and Material Breach, such damages will include the benefit of the bargain lost by the non-breaching party, taking into consideration relevant matters, including opportunity costs and the time value of money; and (c) the provisions of this Section 10.02 and Section 8.07(b) and Article 11, and the Confidentiality Agreement, shall survive any termination hereof pursuant to Section 10.01.

ARTICLE 11
Miscellaneous
Section 11.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including email (provided that such email states that it is a notice delivered pursuant to this Section 11.01)) and shall be given, if to the Company, to:

Cantaloupe, Inc.
101 Lindenwood Drive, Suite 405
Malvern, Pennsylvania 19355
Attention:	Anna Novoseletsky, General Counsel
Email:	[***********]

with a copy to (which shall not constitute notice):

King & Spalding LLP
1180 Peachtree Street NE
Atlanta, Georgia 30309
Attention:	Keith Townsend
Robert Leclerc
Zachary Davis
Email:	KTownsend@KSLAW.com
RLeclerc@KSLAW.com
ZDavis@KSLAW.com

if to Parent, Holdco, Holdco II or Merger Subsidiary, to:

365 Retail Markets, LLC
1743 Maplelawn Drive
Troy, Michigan 48084
Attention:	Brittany Westerman
Email:	[***********]

with copies to (which shall not constitute notice):

Providence Equity Partners L.L.C.
500 Boylston Street, 18th Floor
Boston, Massachusetts 02116
Attention:	Scott Marimow
Jennifer Hoh
Joshua Selip
Email:	[***********]
[***********]
[***********]

Weil, Gotshal & Manges LLP
200 Crescent Court, Suite 300
Dallas, Texas 75201
Attention:	James R. Griffin
David Gail
Claudia Lai
Email:	james.griffin@weil.com
david.gail@weil.com
claudia.lai@weil.com

and

Weil, Gotshal & Manges LLP
100 Federal Street, 34th Floor
Boston, Massachusetts 02110
Attention:	Ramona Y. Nee
Email:	ramona.nee@weil.com

or to such other address or email address as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt.
Section 11.02. Non-Survival of Representations and Warranties. The representations, warranties and agreements contained herein and in any certificate or other writing delivered pursuant hereto shall not survive the Effective Time; provided that this Section 11.02 shall not limit any covenant or agreement by the parties that by its terms contemplates performance after the Effective Time.
Section 11.03. Amendments and Waivers.
(a) Subject to Section 11.14, any provision of this Agreement may be amended or waived at any time prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective; provided, however, that after the Company Shareholder Approval has been obtained, there shall be no amendment or waiver that by Applicable Law or a stock exchange requires further approval by the shareholders of the Company without such approval having been obtained.
(b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.
Section 11.04. Expenses.
(a) General. Except as otherwise expressly provided in this Agreement, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.
(b) Company Termination Fee.
(i) If this Agreement is validly terminated (x) by the Company pursuant to Section 10.01(d)(i) or (y) by Parent pursuant to Section 10.01(c)(i) or Section 10.01(c)(ii), then the Company shall pay the Company Termination Fee to Parent (or its designee), prior to or substantially concurrently with the termination in the case of a termination by the Company, or as promptly as practicable (and, in any event, within two Business Days following such termination) in the case of a termination by Parent, in each case, payable by wire transfer of immediately available funds.
(ii) If (A) after the date of this Agreement and prior to the time of valid termination of this Agreement, a bona fide Acquisition Proposal shall have been made to the Company Board or is publicly announced by the Person making such Acquisition Proposal, (B) thereafter, this Agreement is validly terminated by Parent or the Company pursuant to Section 10.01(b)(i) or Section 10.01(b)(iii) and (C) within 12 months after such termination, either an Acquisition Proposal is consummated by the Company or the Company enters into a definitive agreement providing for the consummation of an Acquisition Proposal that is later consummated (which need not be the same Acquisition Proposal that was publicly announced prior to the valid termination of this Agreement), then the Company shall pay to Parent the Company Termination Fee by wire transfer of same-day funds on the date of consummation of such Acquisition Proposal. For purposes of this Section 11.04(b)(ii), all references to “15%” and “85%” in the definition of “Acquisition Proposal” shall be deemed to be references to “50%”.
(iii) In no event shall the Company be required to pay the Company Termination Fee on more than one occasion.

(iv) In the event that the Company shall fail to pay the Company Termination Fee as and when required pursuant to Section 11.04(b)(i) or Section 11.04(b)(ii), (A) such amount shall accrue interest for the period commencing on the date such amount became past due, at a rate equal to the rate of interest publicly announced by JPMorgan Chase Bank, National Association, in the City of New York in effect on the date such payment was required, as such bank’s prime lending rate (or such lesser rate as is the maximum permitted by Applicable Law), and (B) the Company shall reimburse Parent for all costs and expenses (including fees and disbursements of counsel) incurred in connection with the collection of such amounts and the enforcement by Parent of its rights in respect thereof.
(v) Section 10.02 and this Section 11.04(b) shall not limit the rights of Parent or the Company to specific performance of this Agreement prior to the valid termination of this Agreement in accordance with its terms, and the election to pursue an injunction, specific performance or other equitable relief shall not restrict, impair or otherwise limit Parent or the Company from concurrently seeking, or seeking in the alternative, to terminate this Agreement and collect the Company Termination Fee (in the case of Parent) and monetary damages.
Section 11.05. Disclosure Letter References. The Company Disclosure Letter shall be arranged in sections corresponding to the sections of this Agreement. Notwithstanding anything to the contrary herein, the parties hereto agree that any reference in a particular Section of the Company Disclosure Letter shall be deemed to be an exception to (or, as applicable, a disclosure for purposes of) the representations, warranties, covenants, agreements or other provisions hereof of the Company that are contained in the corresponding Section of this Agreement, and any other representations, warranties, covenants, agreements or other provisions hereof of the Company that are contained in this Agreement, but only if the relevance of that reference as an exception to (or a disclosure for purposes of) such representations, warranties, covenants, agreements and other provisions hereof would be reasonably apparent on the face of the disclosure. The mere inclusion of an item in the Company Disclosure Letter as an exception to a representation, warranty, covenants, agreement or other provision hereof shall not be deemed an admission that such item represents a material exception or material fact, event or circumstance or that such item has had or would reasonably be expected to have a Material Adverse Effect. The Company Disclosure Letter shall be delivered as of the date of this Agreement, and no amendments and modifications thereto shall be made. Any purported update or modification to the Company Disclosure Letter after the date of this Agreement shall be disregarded.
Section 11.06. Binding Effect; Benefit; Assignment.
(a) The provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and their respective successors and permitted assigns. Except for Section 11.14, which is intended to benefit, and to be enforceable by, the Persons specified therein, no provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any Person other than the parties hereto and their respective successors and permitted assigns; provided that (i) from and after the Effective Time, the Indemnified Persons shall be third party beneficiaries of, and entitled to enforce, Section 7.02, (ii) from and after the Effective Time, the provisions of Article 2 relating to the payment of the Merger Consideration and any amounts contemplated to be paid pursuant to Section 2.05 shall be enforceable by the holders, immediately prior to the Effective Time, of Company Stock or Company Equity Awards, as applicable, (iii) from and after the Effective Time, the provisions of Section 8.09 relating to the payment in respect of the Redemption shall be enforceable by the holders, immediately prior to the Effective Time, of Preferred Stock, (iv) prior to the Effective Time, the Company shall have the right to pursue damages and other relief, including equitable relief, on behalf of its shareholders in the event of Parent, Holdco, Holdco II or Merger Subsidiary’s Fraud, Willful and Material Breach or wrongful termination of this Agreement, which right is hereby acknowledged by Parent, Holdco, Holdco II and Merger Subsidiary and (v) the Non-Recourse Parties shall be third party beneficiaries of, and entitled to enforce, Section 11.15.
(b) Notwithstanding anything to the contrary in this Agreement, without limitation to the foregoing, subject to Section 11.13, Parent, Holdco, Holdco II and Merger Subsidiary expressly acknowledge and agree that the Company shall have the right, to the extent permitted by Applicable Law, on behalf of its shareholders to be, and is hereby, appointed as representative of its shareholders solely for purposes of this Section 11.06(b), to pursue damages against Parent, Holdco, Holdco II and/or Merger Subsidiary for the loss of the Merger Consideration (including, for the avoidance of doubt, damages based on the loss of the premium offered to each such holder) in the event of any Fraud or Willful and Material Breach of this Agreement by Parent, Holdco, Holdco II or Merger Subsidiary in respect of which the Company is entitled to bring a claim hereunder, and any damages, settlements or other amounts recovered or received by the Company with respect to such claims (net of expenses incurred by the Company in connection therewith) may, in the Company’s sole and absolute discretion, be (x) distributed, in whole or in part, by the Company to such shareholders as of any date determined by the Company or (y) retained by the Company for the use and benefit of the Company and its Subsidiaries in any manner that the Company deems fit. The appointment of the Company as representative of the Company’s shareholders pursuant to this Section 11.06(b) shall be irrevocable and binding on all of the Company’s shareholders from and after the satisfaction of the condition set forth in Section 9.01(a).
(c) No party may assign, delegate or otherwise transfer, by operation of law or otherwise, any of its rights or obligations under this Agreement without the consent of each other party hereto, except that Parent, Holdco, Holdco II or Merger Subsidiary may transfer or assign all (but not less than all) of its rights and obligations under this Agreement to (x) one of Parent’s wholly-owned Subsidiaries at any time or (y) for collateral security purposes to the Financing Entities; provided that such transfer or assignment shall not (i) relieve Parent, Holdco, Holdco II or Merger Subsidiary of its obligations hereunder or (ii) enlarge, alter, limit or change any obligation of any other party hereto or due to Parent, Holdco, Holdco II or Merger Subsidiary. Any purported assignment not permitted under this Section 11.06(c) shall be null and void.
Section 11.07. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law principles, except that matters relating to the fiduciary duties of the Company Board shall be subject to the internal laws of the Commonwealth of Pennsylvania and that matters related to the Merger that are exclusively governed by the internal laws of the Commonwealth of Pennsylvania or the State of Delaware shall be subject to the internal laws of such jurisdiction, as applicable.
Section 11.08. Consent to Jurisdiction. Each of Parent, Holdco, Holdco II, Merger Subsidiary and the Company irrevocably submits to the exclusive jurisdiction of the Chancery Court of the State of Delaware and any state appellate court therefrom within the State of Delaware, for the purposes of any suit, action or other proceeding arising out of or related to this Agreement, the other agreements contemplated hereby or any transaction contemplated hereby (or, only if the Court of Chancery of the State of Delaware does not have jurisdiction over a particular matter, any federal or state court of competent jurisdiction located within the State of Delaware) (the “Chosen Courts”). Each of Parent, Holdco, Holdco II, Merger Subsidiary and the Company agrees to commence any action, suit or proceeding relating hereto in the applicable Chosen Courts pursuant to the immediately preceding sentence. Each of Parent, Holdco, Holdco II, Merger Subsidiary and the Company irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in the applicable Chosen Courts, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Each of Parent, Holdco, Holdco II, Merger Subsidiary and the Company irrevocably waives any objections or immunities to jurisdiction to which it may otherwise be entitled or become entitled (including sovereign immunity, immunity to pre-judgment attachment, post-judgment attachment and execution) in any legal suit, action or proceeding against it arising out of or relating to this Agreement or the transactions contemplated hereby which is instituted in any such court. Notwithstanding the foregoing, the parties agree that a final trial court judgment in any such suit, action or other proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law; provided, however, that nothing in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, such final trial court judgment. Each of the parties hereto agrees that service of process, summons, notice or document by registered mail addressed to it at the addresses set forth in Section 11.01 shall be effective service of process for any suit, action or proceeding brought in any such court.
Section 11.09. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE MERGER, OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 11.10. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder

(whether by virtue of any other oral or written agreement or other communication). Delivery of an executed counterpart of a signature page to this Agreement by “.pdf” format, scanned pages or electronic signature such as DocuSign shall be effective as delivery of a manually executed counterpart to this Agreement.
Section 11.11. Entire Agreement; No Other Representations and Warranties.
(a) This Agreement, including the Company Disclosure Letter, together with the other Transaction Documents and the Confidentiality Agreement, constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties or any of them with respect to the subject matter hereof.
(b) Each of Parent, Holdco, Holdco II and Merger Subsidiary acknowledges, agrees and represents that, except for the representations and warranties made by the Company in Article 4 and the certificate delivered pursuant to Section 9.02(a), neither the Company nor any other Person makes, and neither Parent, Holdco, Holdco II nor Merger Subsidiary is relying on, any other express or implied representation or warranty with respect to the Company or any of its Subsidiaries, including their respective businesses, financial condition or prospects or with respect to any other information made available to Parent, Holdco, Holdco II or Merger Subsidiary in connection with the transactions contemplated by this Agreement (including the accuracy or completeness thereof). Neither the Company nor any other Person will have or be subject to any liability to Parent, Holdco, Holdco II, Merger Subsidiary or any other Person (including the Financing Parties or any of Parent’s potential financing sources in connection with Parent’s financing activities with respect to the transactions contemplated by this Agreement) resulting from the distribution to Parent, Holdco, Holdco II or Merger Subsidiary, or Parent’s, Holdco’s, Holdco II’s or Merger Subsidiary’s use of, any such information, including any information, documents, projections, forecasts or other material made available to Parent, Holdco, Holdco II or Merger Subsidiary in certain “data rooms” or management presentations in expectation of the transactions contemplated by this Agreement, unless, and then only to the extent that, any such information is expressly included in a representation or warranty contained in Article 4 or the certificate delivered pursuant to Section 9.02(a). The Company has made available to Parent, Holdco, Holdco II and Merger Subsidiary, and may continue to make available, certain estimates, projections and other forecasts for the business of the Company and its Subsidiaries and certain plan and budget information. Each of Parent, Holdco, Holdco II and Merger Subsidiary acknowledges that these estimates, projections, forecasts, plans and budgets and the assumptions on which they are based were prepared for specific purposes and may vary significantly from each other and from actual results. Further, each of Parent, Holdco, Holdco II and Merger Subsidiary acknowledges that there are uncertainties inherent in attempting to make such estimates, projections, forecasts, plans and budgets, that Parent, Holdco, Holdco II and Merger Subsidiary are taking full responsibility for making their own evaluation of the adequacy and accuracy of all estimates, projections, forecasts, plans and budgets so furnished to them (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans and budgets), and that neither Parent, Holdco, Holdco II nor Merger Subsidiary is relying on any estimates, projections, forecasts, plans or budgets furnished by the Company, its Subsidiaries or their respective Affiliates and Representatives, and neither Parent, Holdco, Holdco II nor Merger Subsidiary shall, and shall cause its controlled Affiliates and their respective Representatives not to, hold any such Person liable with respect thereto, to the fullest extent permitted by Applicable Law.
(c) The Company acknowledges, agrees and represents that, except for the representations and warranties contained in Article 5 and the certificate delivered pursuant to Section 9.03(a), none of Parent, Holdco, Holdco II, Merger Subsidiary or any other Person on behalf of Parent, Holdco, Holdco II or Merger Subsidiary makes, and the Company is not relying on, any other express or implied representation or warranty with respect to Parent, Holdco, Holdco II or Merger Subsidiary or with respect to any other information made available to the Company in connection with the transactions contemplated by this Agreement.
Section 11.12. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 11.13. Specific Performance.
(a) The parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the parties do not perform their obligations under the provisions of this Agreement (including failing to take such actions as are required of them hereunder to consummate the Merger and the other transactions contemplated by this Agreement) in accordance with its specified terms or otherwise breach such provisions. The parties acknowledge and agree that the parties shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the courts described in Section 11.08 without proof of damages or otherwise, this being in addition to any other remedy to which they are entitled under this Agreement and any other agreement executed in connection herewith, at law or in equity, and the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without that right, neither the Company nor Parent would have entered into this Agreement. The parties hereby further acknowledge and agree that such relief shall include the right of each party to cause the other party to consummate the Merger and perform their other obligations under Article 2 of this Agreement, in each case, if each of the conditions set forth in Article 9 have been satisfied or waived (other than conditions which by their nature cannot be satisfied until Closing, but subject to the satisfaction or waiver of those conditions at Closing). Each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that the other parties have an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or in equity. The parties acknowledge and agree that time is of the essence and accordingly agree that, as to any Claim in which a party seeks specific performance or other equitable relief pursuant to this Section 11.13, the parties shall use their reasonable best efforts to seek and obtain an expedited schedule for such proceedings and shall not oppose any party’s request for expedited proceedings.
(b) The parties hereto acknowledge and agree that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 11.13 shall not be required to provide any bond or other security in connection with any such order or injunction.
(c) Subject to Section 10.02 and Section 11.04, each party further agrees that by seeking the remedies provided for in this Section 11.13, a party shall not in any respect waive its right to seek at any time any other form of relief that may be available to a party under this Agreement and nothing set forth in this Section 11.13 shall require any party to institute any action, suit or proceeding for (or limit any party’s rights to institute any action, suit or proceeding for) specific performance under this Section 11.13 prior to or as a condition to exercising any termination right under Section 10.01, nor shall the commencement of any action, suit or proceeding pursuant to this Section 11.13 or anything set forth in this Section 11.13 restrict or limit any party’s right to terminate this Agreement in accordance with the terms of Section 10.01 or pursue any other remedies under this Agreement.
Section 11.14. Certain Financing Provisions. Notwithstanding anything in this Agreement to the contrary, the Company on behalf of itself, its Subsidiaries and each of its equityholders and controlled Affiliates hereby: (a) agrees that any Claim, whether in law or in equity, whether in contract or in tort or otherwise, involving the Financing Parties arising out of or relating to this Agreement, the Debt Financing or any of the agreements (including the Debt Commitment Letter or the Definitive Debt Financing Agreements) entered into in connection with the Debt Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder shall be subject to the exclusive jurisdiction of any federal or state court in the Borough of Manhattan, New York, New York and any appellate court thereof, and each party hereto irrevocably submits itself and its property with respect to any such Claim to the exclusive jurisdiction of such court, (b) agrees that any such Claim (including any Claim or causes of action giving rise thereto) shall be governed by, construed and enforced in accordance with, the laws of the State of New York (without giving effect to any conflicts of law principles that would result in the application of the laws of another state), except as otherwise expressly provided in the Debt Commitment Letter or the applicable definitive document relating to the Debt Financing (including the applicable Definitive Debt Financing Agreement), (c) agrees not to bring or support or permit any of its controlled Affiliates to bring or support any Claim of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise, against any Financing Party in any way arising out of or relating to this Agreement, the Debt Financing, the Debt Commitment Letter, the Definitive Debt Financing Agreements or any of the transactions contemplated hereby or thereby or the performance of any services thereunder in any forum other than any federal or state court in the Borough of Manhattan, New York, New York, (d) agrees that service of process upon the Company, its Subsidiaries or its controlled Affiliates in any such Claim shall be effective if notice is given in accordance with Section 11.01, (e) irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such Claim in any such court, (f) knowingly, intentionally and voluntarily waives to the fullest extent permitted by Applicable Law trial by jury in any Claim, whether in law or in equity, whether in contract or in tort or otherwise, brought against the Financing Parties in any way arising out of or relating to, this Agreement, the Debt Financing, any of the agreements (including the Debt Commitment Letter or the Definitive Debt Financing Agreements) entered into in connection with the Debt Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, (g) agrees that none of the Financing Parties will have any liability to the Company or any of its Subsidiaries or any of their respective equityholders or controlled Affiliates or Representatives relating to or arising out of this Agreement, the Debt Financing, the Debt Commitment Letter, the Definitive Debt Financing Agreements or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, whether in law or in equity, whether in contract or in tort or otherwise, (h) (x) waives any and all rights or claims against the Financing Parties in connection with this Agreement, the Debt Financing or any of the agreements (including the Debt Commitment Letter or the Definitive Debt Financing Agreements) entered into in connection with the Debt Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, whether in law or in equity, whether in contract or in tort or otherwise, and (y) agrees not to commence (and if commenced agrees to dismiss or otherwise terminate) any proceeding or legal or equitable action against any Financing Party in connection with Agreement, the Debt Financing or any of the agreements (including the Debt Commitment Letter or the Definitive Debt Financing Agreements) entered into in connection with the Debt Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder and (i) agrees that in no event shall it be entitled to enforce specifically any of the Parent’s, Holdco’s, Holdco II’s, Merger Subsidiary’s or any of their respective Affiliates’, or seek that Parent, Holdco, Holdco II or Merger Subsidiary enforce their, or their Affiliates’, rights under the Debt Financing. The parties hereto hereby agree that the Financing Parties are express third party beneficiaries of, and may rely upon and enforce, any of the provisions in this Section 11.14, and that such provisions and the definitions of “Financing Entities” and “Financing Parties” and this Section 11.14 (or any other provision of this Agreement the amendment, modification or alteration of which has the effect of modifying such definitions or those Section 11.14) shall not be amended, waived or otherwise modified, in each case, in any way adverse to the Financing Parties without the prior written consent of the Financing Entities (such consent not to be unreasonably withheld, conditioned or delayed) (and any such amendment, waiver or other modification without such prior written consent shall be null and void). Notwithstanding anything to the contrary contained herein, nothing in this Section 11.14 shall in any way limit or otherwise modify the rights and obligations of the parties under the Debt Commitment Letter or the definitive documentation relating to the Debt Financing.
Section 11.15. Non-Recourse. Except for the liabilities and obligations of the parties to the Confidentiality Agreement, the Debt Commitment Letter, the Rollover Agreements and the Voting Agreements under any of the foregoing Contracts to which they are expressly identified as parties, all claims, obligations, liabilities, or causes of action (whether in contract or in tort, in law or in equity, or granted by statute) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to this Agreement or the Merger, or the negotiation, execution, or performance of this Agreement (including any representation or warranty made in, in connection with, or as an inducement to, this Agreement), may be made only against (and such representations and warranties are those solely of) the Persons that are expressly identified as the parties in the preamble to this Agreement (the “Contracting Parties”). No Person who is not a Contracting Party, including any current, former or future incorporator, member, partner, manager, director, officer, stockholder, equityholder, Affiliate, Representative or assignee of, and any financial advisor or lender to, any Contracting Party, or any current, former or future incorporator, member, partner, manager, director, officer, stockholder, equityholder, Affiliate, Representative or assignee of any of the foregoing and the Financing Parties (collectively, the “Non-Recourse Parties”), shall have any liability (whether in contract or in tort, in law or in equity, or granted by statute) for any claims, causes of action, obligations, or liabilities arising under, out of, in connection with, or related in any manner to this Agreement or the Merger or based on, in respect of, or by reason of this Agreement or the Merger or the negotiation, execution, performance, or breach of this Agreement (other than, in each case, the liabilities and obligations of the parties to the Confidentiality Agreement, the Debt Commitment Letters, the Rollover Agreements and the Voting Agreements under any of the foregoing Contracts to which they are expressly identified as parties), and, to the maximum extent permitted by Applicable Law, each Contracting Party, on behalf of itself and its Affiliates, hereby waives and releases all such liabilities, claims, causes of action, and obligations against any such Non-Recourse Party. Without limiting the foregoing, to the maximum extent permitted by Applicable Law, except as provided in the Confidentiality Agreement, the Debt Commitment Letters, the Rollover Agreements and the Voting Agreements, (i) each Contracting Party hereby waives and releases any and all rights, claims, demands, or causes of action that may otherwise be available at law or in equity, or granted by statute, to avoid or disregard the entity form of a Contracting Party or otherwise impute or extend the liability of a Contracting Party to any Non-Recourse Party, whether based on statute or based on theories of equity, agency, control, instrumentality, alter ego, domination, sham, single business enterprise, piercing the veil, unfairness, undercapitalization, or otherwise; and (ii) each Contracting Party disclaims any reliance upon any Non-Recourse Party with respect to the performance of this Agreement or any representation or warranty made in, in connection with, or as an inducement to this Agreement.
[The remainder of this page has been intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date set forth on the cover page of this Agreement.

CANTALOUPE, INC.

By:	/s/ Ravi Venkatesan
	Name:	Ravi Venkatesan
	Title:	Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

365 RETAIL MARKETS, LLC

By:	/s/ Joseph Hessling
	Name:	Joseph Hessling
	Title:	Chief Executive Officer

CATALYST HOLDCO I, INC.

By:	/s/ Joseph Hessling
	Name:	Joseph Hessling
	Title:	President and Treasurer

CATALYST HOLDCO II, INC.

By:	/s/ Joseph Hessling
	Name:	Joseph Hessling
	Title:	President and Treasurer

CATALYST MERGERSUB INC.

By:	/s/ Joseph Hessling
	Name:	Joseph Hessling
	Title:	President and Treasurer

[Signature Page to Agreement and Plan of Merger]

Annex B

June 15, 2025
The Board of Directors
Cantaloupe, Inc.
100 Deerfield Lane, Suite 300
Malvern, Pennsylvania 19355
Members of the Board of Directors:
You have requested our opinion as to the fairness, from a financial point of view, to the holders (other than (i) the Acquiror (as defined below) or its affiliates or (ii) holders of any Rollover Shares (as defined in the Agreement (as defined below)) (together with (i), the “Excluded Shareholders”)) of common stock, without par value (the “Company Common Stock”), of Cantaloupe, Inc. (the “Company”) of the consideration to be paid to such holders in the proposed merger (the “Transaction”) of the Company with a wholly-owned subsidiary of 365 Retail Markets, LLC (the “Acquiror”). Pursuant to the Agreement and Plan of Merger, dated as of June 15, 2025 (the “Agreement”), among the Company, the Acquiror, Catalyst Holdco I, Inc., a wholly-owned subsidiary of the Acquiror (“Holdco”), Catalyst Holdco II, Inc., a wholly-owned subsidiary of Holdco (“Holdco II”), and Catalyst MergerSub Inc., a wholly-owned subsidiary of Holdco II (“Merger Subsidiary”), Merger Subsidiary will merge with and into the Company, with the Company continuing as the surviving corporation and becoming a wholly-owned subsidiary of the Acquiror, and each outstanding share of Company Common Stock, other than (a) shares of Company Common Stock held in treasury, (b) Rollover Shares or (c) shares of Company Common Stock owned by the Acquiror, Holdco, Holdco II or Merger Subsidiary or any of their subsidiaries, will be converted into the right to receive $11.20 per share in cash (the “Consideration”).
In connection with preparing our opinion, we have (i) reviewed the Agreement; (ii) reviewed certain publicly available business and financial information concerning the Company and the industries in which it operates; (iii) compared the proposed financial terms of the Transaction with the publicly available financial terms of certain transactions involving companies we deemed relevant and the consideration paid for such companies; (iv) compared the financial and operating performance of the Company with publicly available information concerning certain other companies we deemed relevant and reviewed the current and historical market prices of the Company Common Stock and certain publicly traded securities of such other companies; (v) reviewed certain internal financial analyses and forecasts prepared by the management of the Company relating to its business; and (vi) performed such other financial studies and analyses and considered such other information as we deemed appropriate for the purposes of this opinion.
In addition, we have held discussions with certain members of the management of the Company with respect to certain aspects of the Transaction, and the past and current business operations of the Company, the financial condition and future prospects and operations of the Company, and certain other matters we believed necessary or appropriate to our inquiry.
In giving our opinion, we have relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with us by the Company or otherwise reviewed by or for us. We have not independently verified any such information or its accuracy or completeness and, pursuant to our engagement letter with the Company, we did not assume any obligation to undertake any such independent verification. We have not conducted or been provided with any valuation or appraisal of any assets or liabilities, nor have we evaluated the solvency of the Company or the Acquiror under any state or federal laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to us or derived therefrom, we have assumed that they have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of the Company to which such analyses or forecasts relate. We express no view as to such analyses or forecasts or the assumptions on which they were based. We have also assumed that the Transaction and the other transactions contemplated by the Agreement will be consummated as described in the Agreement. We have also assumed that the representations and warranties made by the Company, the Acquiror, Holdco, Holdco II and Merger Subsidiary in the Agreement and the related agreements are and will be true and correct in all respects material to
B-1

our analysis. We are not legal, regulatory or tax experts and have relied on the assessments made by advisors to the Company with respect to such issues. We have further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the Company or on the contemplated benefits of the Transaction.
Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise, or reaffirm this opinion. Our opinion is limited to the fairness, from a financial point of view, of the Consideration to be paid to the holders (other than the Excluded Shareholders) of the Company Common Stock in the proposed Transaction and we express no opinion as to the fairness of any consideration paid in connection with the Transaction to the holders of any other class of securities, creditors or other constituencies of the Company or as to the underlying decision by the Company to engage in the Transaction. We also express no opinion with respect to the amount or nature of any consideration or compensation received by the Excluded Shareholders. Furthermore, we express no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of any party to the Transaction, or any class of such persons relative to the Consideration to be paid to the holders of the Company Common Stock in the Transaction or with respect to the fairness of any such compensation.
We have acted as financial advisor to the Company with respect to the proposed Transaction and will receive a fee from the Company for our services, a substantial portion of which will become payable only if the proposed Transaction is consummated. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. During the two years preceding the date of this letter, we and our affiliates have had commercial or investment banking relationships with the Company, for which we and such affiliates have received customary compensation. Such services during such period have included acting as joint lead arranger on credit facilities of the Company in January 2025. In addition, our commercial banking affiliate is an agent bank and a lender under outstanding credit facilities of the Company, for which it receives customary compensation or other financial benefits. During the two years preceding the date of this letter, we and our affiliates have had commercial or investment banking relationships with Providence Equity Partners, LLC (“Providence”), a significant affiliate of the Acquiror, for which we and such affiliates have received customary compensation. Such services during such period have included providing syndicated lending and financial advisory services to Providence portfolio companies. In addition, our commercial banking affiliate is an agent bank and a lender under outstanding credit facilities of Providence portfolio companies. During the two years preceding the date of this letter, neither we nor our affiliates have had any other material financial advisory or other material commercial or investment banking relationships with the Acquiror. In addition, we and our affiliates hold, on a proprietary basis, less than 1% of the outstanding common stock of the Company. In the ordinary course of our businesses, we and our affiliates actively trade the debt and equity securities or financial instruments (including derivatives, bank loans or other obligations) of the Company for our own account or for the accounts of customers and, accordingly, we are likely at any time to hold long or short positions in such securities or other financial instruments.
On the basis of and subject to the foregoing, it is our opinion as of the date hereof that the Consideration to be paid to the holders (other than the Excluded Shareholders) of the Company Common Stock in the proposed Transaction is fair, from a financial point of view, to such holders.
The issuance of this opinion has been approved by a fairness opinion committee of J.P. Morgan Securities LLC. This letter is provided to the Board of Directors of the Company (in its capacity as such) in connection with and for the purposes of its evaluation of the Transaction. This opinion does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the Transaction or any other matter. This opinion may not be disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written approval. This opinion may be reproduced in full in any proxy or information statement mailed to shareholders of the Company but may not otherwise be disclosed publicly in any manner without our prior written approval.
Very truly yours,

J.P. MORGAN SECURITIES LLC
B-2

Annex C
VOTING AND SUPPORT AGREEMENT
THIS VOTING AND SUPPORT AGREEMENT (this “Agreement”) is entered into as of June 15, 2025, by and between 365 Retail Markets, LLC a Delaware limited liability company (“Parent”), and Hudson Executive Capital LP (“Shareholder”). Capitalized terms used but not otherwise defined in this Agreement have the meanings assigned to such terms in the Merger Agreement (as defined below).
W I T N E S S E T H:
WHEREAS, Shareholder is a holder of record and the “beneficial owner” (within the meaning of Rule 13d-3 under the 1934 Act) of certain issued and outstanding shares of common stock, without par value (“Shares”), of Cantaloupe, Inc., a Pennsylvania corporation (the “Company”),
WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, Catalyst Holdco I, Inc., a Delaware corporation, Catalyst Holdco II, Inc., a Delaware corporation, Catalyst MergerSub Inc., a Delaware corporation (“Merger Subsidiary”), and the Company are entering into an Agreement and Plan of Merger as of the date hereof (as may be amended, the “Merger Agreement”), a copy of which has been made available to Shareholder prior to the entry hereof, which provides for, among other things, the merger of Merger Subsidiary with and into the Company (the “Merger”), upon the terms and conditions set forth therein, and
WHEREAS, Shareholder (solely in Shareholder’s capacity as the beneficial owner of the Subject Securities (as defined below)) is entering into this Agreement in order to induce Parent to enter into the Merger Agreement.
NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants, and agreements contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:
SECTION 1. CERTAIN DEFINITIONS
For purposes of this Agreement:
(a) “Contemplated Transactions” shall mean (i) all actions and transactions contemplated by the Merger Agreement, including the Merger, and (ii) all actions and transactions contemplated by this Agreement.
(b) “Expiration Date” shall mean the earliest of: (i) the Effective Time; (ii) the date on which the Merger Agreement is validly terminated pursuant to Article 10 of the Merger Agreement in accordance with its terms; and (iii) the date of any modification, waiver or amendment to any provision of the Merger Agreement effected without Shareholder’s consent that (w) decreases the amount or changes the form of Merger Consideration, (x) extends the End Date or (y) imposes any additional conditions on the consummation of the Merger.
(c) Shareholder shall be deemed to “Own” or to have acquired “Ownership” of a security if Shareholder: (i) is the record owner of such security; or (ii) is the “beneficial owner” (within the meaning of Rule 13d-3 under the 1934 Act) of such security.
(d) “Permitted Lien” shall mean any (i) Lien arising under this Agreement, (ii) restrictions on transfer arising under applicable securities laws and (iii) with respect to Company Equity Awards, any Lien created by the terms of any Company Stock Plan or award agreement thereunder.
(e) “Subject Securities” shall mean: (i) all Company Common Stock (including all Company Equity Awards and other rights to acquire Company Common Stock) Owned by Shareholder as of the date of this Agreement; and (ii) all additional Company Common Stock (including all additional Company Equity Awards and other rights to acquire Company Common Stock) of which Shareholder acquires Ownership during the Voting Period.
(f) “Voting Period” shall mean the period commencing on (and including) the date of this Agreement and ending on (and including) the Expiration Date.
(g) “Willful and Material Breach” means a material breach of, or a material failure to perform, any covenant, representation, warranty or agreement set forth in this Agreement, in each case that is a consequence of an act undertaken by the breaching party or the failure by the breaching party to take an act it is required to take under this Agreement, with the knowledge that the taking of or failure to take such act would, or would reasonably be expected to, result in, constitute or cause a breach of this Agreement.

SECTION 2. TRANSFER OF SUBJECT SECURITIES AND VOTING RIGHTS
2.1 Restriction on Transfer of Subject Securities.
(a) Subject to Section 2.2, during the Voting Period, Shareholder shall not (and Shareholder shall not permit any Person under Shareholder’s control to), without the prior written consent of Parent, directly or indirectly: (i) grant or permit the grant of any proxies, powers of attorney, rights of first offer or refusal or other authorizations in or with respect to, or enter into any voting trust or voting agreement or arrangement with respect to, any Subject Securities or any interest therein; (ii) sell (including short sell), assign, transfer, tender, pledge, encumber, grant a participation interest in, hypothecate or otherwise dispose of (including by gift) (each, a “Transfer”), any Subject Securities or any interest therein; (iii) create or otherwise permit any Lien or other restriction to be created on any Subject Securities (other than Permitted Liens); (iv) enforce or permit the execution of the provisions of any redemption, share purchase or sale, recapitalization or other agreement with the Company or any other Person, with respect to any Subject Securities or any interest therein (other than, if applicable, the Redemption); (v) enter into any Contract with any Person with respect to the direct or indirect Transfer of any Subject Securities or any interest therein; (vi) enter into a swap or other agreement or any transaction that Transfers, in whole or in part, the economic consequence of ownership of any Subject Securities; or (vii) agree to do or any of the foregoing. Shareholder shall not, and shall not permit any Person under Shareholder’s control or any of their respective Representatives acting on their behalf to, seek or solicit any such Transfer or any such Contract. Without limiting the generality of the foregoing, Shareholder shall not tender, agree to tender or cause or permit to be tendered any Subject Shares into or otherwise in connection with any tender or exchange offer.
2.2 Permitted Transfers. Section 2.1 shall not prohibit a Transfer of Subject Securities by Shareholder: (a) if Shareholder is an individual (i) to any member of Shareholder’s immediate family, (ii) upon the death of Shareholder, (iii) to any trust for the direct or indirect benefit of the Shareholder or the immediate family of the Shareholder for bona fide estate planning purposes or (iv) to a partnership, limited liability company or other entity of which the Shareholder and/or the immediate family of the Shareholder are the legal and beneficial owners of all the outstanding equity securities or similar interests; or (b) if Shareholder is a corporation, partnership, trust, limited liability company or other business entity, (i) to another corporation, partnership, trust, limited liability company or other business entity that is an Affiliate controlled by the Shareholder, (ii) to one or more partners or members of Shareholder or to an Affiliate under common control with Shareholder or (iii) to any investment fund or other entity controlling, controlled by, managing or managed by or under common control with such Shareholder or Affiliates of such Shareholder (including, for the avoidance of doubt, where such Shareholder is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership); provided, however, that a Transfer referred to in this sentence shall be permitted only if, as a precondition to such Transfer, the transferee agrees in a written document, reasonably satisfactory in form and substance to Parent, to be bound by all of the terms of this Agreement.
2.3 Attempted Transfers. Any attempted Transfer of Subject Securities, or any interest therein, in violation of this Section 2 shall be null and void. In furtherance of this Agreement, Shareholder hereby authorizes Parent to direct the Company to impose stop orders to prevent the Transfer of any Subject Securities on the books of the Company in violation of this Agreement. If so requested by Parent, Shareholder agrees that its Subject Securities shall bear a legend, reasonably acceptable in form and substance to Parent, stating that such Subject Securities are subject to this Agreement.
SECTION 3. VOTING OF SHARES
3.1 Voting Covenant. Shareholder hereby agrees that, during the Voting Period, at any meeting of the shareholders of the Company, however called, and in any written action by consent of shareholders of the Company, unless otherwise directed in writing by Parent, Shareholder shall cause the Subject Securities to be voted:
(a) in favor of (i) the Merger, the execution and delivery by the Company of the Merger Agreement and the adoption of the Merger Agreement, (ii) each of the other actions contemplated by the Merger Agreement and (iii) any proposal (to the extent permitted by Section 6.02 of the Merger Agreement) to adjourn the applicable meeting;
(b) against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement; and

(c) against the following actions (other than the Merger and the Contemplated Transactions): (i) any change in the Company Board; (ii) any action or proposal to amend, or waive any provision of the Company Charter or Company Bylaws; (iii) any Acquisition Proposal or any agreement related thereto, and any action in furtherance of any Acquisition Proposal and (iv) any other action which is intended, or would reasonably be expected, to result in any of the conditions to the consummation of the Merger under the Merger Agreement not being fulfilled.
3.2 Other Voting Agreements. During the Voting Period, Shareholder shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with Section 3.1.
3.3 Proxy Card; Revocation of Proxies.
(a) Prior to the Expiration Date, Shareholder shall promptly (but in any event within three Business Days after receipt thereof) execute and deliver to the Company or the proxy solicitor (or cause the holders of record of the Subject Securities to execute and deliver to the Company or the proxy solicitor), any proxy card or voting instructions it receives that is sent by the Company to its shareholders soliciting proxies with respect to any matter described in Section 3.1 which shall be voted in the manner described in Section 3.1, and such vote during the Voting Period shall not be amended, withdrawn or rescinded.
(b) Shareholder hereby revokes (and agrees to cause to be revoked) any and all proxies, if any, that it has heretofore granted with respect to its Subject Securities. Shareholder shall not enter into any tender, voting or other such agreement, or grant a proxy or power of attorney, with respect to any of the Subject Securities that is inconsistent with this Agreement or otherwise take any other action with respect to any of the Subject Securities that would in any way restrict, limit or interfere with the performance of any of Shareholder’s obligations hereunder or any of the actions contemplated hereby.
3.4 Notwithstanding anything to the contrary in this Agreement, if at any time during the Voting Period, a Governmental Authority of competent jurisdiction enters an order restraining, enjoining or otherwise prohibiting Shareholder from taking any action pursuant to Section 3.1 or Section 3.3, then the obligations of Shareholder set forth in Section 3.1 or Section 3.3, as applicable, shall be of no force and effect for so long as such order is in effect solely to the extent such order restrains, enjoins or otherwise prohibits such Shareholder from taking any such action.
3.5 Notwithstanding anything herein to the contrary in this Agreement, this Section 3 shall not require Shareholder to be present (in person or by proxy) or vote (or cause to be voted) any of such Shareholder’s Subject Securities to amend, modify or waive any provision of the Merger Agreement in a manner that (a) reduces the amount or changes the form of the Merger Consideration(b) extends the End Date or (c) imposes any additional conditions on the consummation of the Merger. Notwithstanding anything to the contrary in this Agreement, Shareholder shall remain free to vote (or execute consents or proxies with respect to) such Shareholder’s Subject Securities with respect to any matter other than as set forth in Section 3.1 in any manner such Shareholder deems appropriate.
SECTION 4. REPRESENTATIONS AND WARRANTIES OF SHAREHOLDER
Shareholder hereby represents and warrants to Parent as follows:
4.1 Authorization, etc. Shareholder has the absolute and unrestricted right, power, authority and capacity to execute and deliver this Agreement and to perform Shareholder’s obligations hereunder. This Agreement has been duly executed and delivered by Shareholder and constitutes a legal, valid and binding obligation of Shareholder, enforceable against Shareholder in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity. If Shareholder is a corporation, then Shareholder is a corporation duly organized, validly existing and in good standing under the Applicable Laws of the jurisdiction in which it was organized. If Shareholder is a general or limited partnership, then Shareholder is a partnership duly organized, validly existing and in good standing under the Applicable Laws of the jurisdiction in which it was organized. If Shareholder is a limited liability company, then Shareholder is a limited liability company duly organized, validly existing and in good standing under the Applicable Laws of the jurisdiction in which it was organized. Shareholder has reviewed and understands the terms of this Agreement, and Shareholder has consulted and relied upon Shareholder’s counsel in connection with this Agreement.
4.2 No Conflicts or Consents.
(a) The execution and delivery of this Agreement by Shareholder does not, and the performance of this Agreement by Shareholder will not: (i) contravene, conflict with or result in a violation or breach of any provision of any Applicable Law or Order applicable to Shareholder or by which Shareholder or any of Shareholder’s properties is or may be bound or affected; or (ii) result in or constitute (with or without notice or lapse of time) any breach of or default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time) in the creation of any Lien (other than Permitted Liens) on any of the Subject Securities pursuant to, any Contract to which Shareholder is a party or by which Shareholder or any of Shareholder’s properties is or may be bound or affected, in each case, except for any such contravention, conflict, breach, default, right of termination, amendment, acceleration, cancelation or Lien that would not, individually or in the aggregate, reasonably be expected to restrict, prohibit or impair the consummation of the Merger or the performance by the Shareholder of its obligations under this Agreement.
(b) The execution and delivery of this Agreement by Shareholder does not, and the performance of this Agreement by Shareholder will not, require any consent, filing or notice of any Person.
4.3 Title to Securities. As of the date of this Agreement: (a) Shareholder holds of record (free and clear of any Liens (including any restriction to the right to vote), other than Permitted Liens) the number of outstanding Shares set forth under the heading “Shares Held of Record” on the signature page hereof; (b) Shareholder holds (free and clear of any Liens, other than Permitted Liens) the Company Equity Awards and other rights to acquire Shares set forth under the heading “Company Equity Awards” on the signature page hereof; (c) Shareholder Owns the additional securities of the Company set forth under the heading “Additional Securities Beneficially Owned” on the signature page hereof; and (d) Shareholder does not directly or indirectly Own any shares of capital stock or other securities of the Company, Company Equity Award or option or any other right to acquire (by purchase, conversion or otherwise) any shares of capital stock or other securities of the Company, other than the Shares, Company Equity Awards and other rights set forth on the signature page hereof.
4.4 No Other Representations. Except for the representations and warranties of the Shareholder contained in this Section 4, no Shareholder is making or has made, and no other Person is making or has made, on behalf of any Shareholder, any express or implied representation or warranty in connection with this Agreement or the transactions contemplated hereby. No Person acting on behalf of the Company is making or has made any express or implied representation or warranty with respect to the Shareholder or any of its Affiliates or with respect to any other information made available to the Company or Parent in connection with the transactions contemplated by this Agreement.
SECTION 5. REPRESENTATIONS AND WARRANTIES OF PARENT
Parent hereby represents and warrants to Shareholder as follows:
5.1 Authorization, etc. Parent has the absolute and unrestricted right, power, authority and capacity to execute and deliver this Agreement and to perform Parent’s obligations hereunder. This Agreement has been duly executed and delivered by Parent and constitutes legal, valid and binding obligations of Parent, enforceable against Parent in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity. Parent is a limited liability company duly organized, validly existing and in good standing under the Applicable Laws of the state of Delaware.
5.2 No Conflicts or Consents. The execution and delivery of this Agreement by Parent do not, and the performance of this Agreement by Parent will not: (i) contravene, conflict with or result in a violation or breach of any provision of any Applicable Law applicable to Parent or by which Parent or any of Parent’s properties is or may be bound or affected; or (ii) result in or constitute (with or without notice or lapse of time) any breach of or default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, any Contract to which Parent is a party or by which Parent or any of Parent’s properties is or may be bound or affected, in each case, except for any such contravention, conflict, breach, default, right of termination, amendment, acceleration or cancelation that would not, individually or in the aggregate have a Parent Material Adverse Effect.
5.3 No Other Representations. Except for the representations and warranties of Parent contained in this Section 5, Parent is not making and has not made, and no other Person is making or has made, on behalf of Parent, any express or implied representation or warranty in connection with this Agreement or the transactions contemplated hereby. No Person acting on behalf of Parent is making or has made any express or implied representation or warranty with respect to Parent or any of its Affiliates or with respect to any other information made available to the Shareholder in connection with the transactions contemplated by this Agreement.

SECTION 6. MISCELLANEOUS
6.1 Shareholder Information.
(a) Shareholder hereby agrees to permit Parent and Merger Subsidiary to publish and disclose in the Proxy Statement and any other filing or disclosure required under the 1934 Act to be made by Parent, Merger Subsidiary or its Affiliates, Shareholder’s identity and ownership of Shares and the nature of Shareholder’s commitments, arrangements and understandings under this Agreement and agrees to promptly furnish to Parent or the Company, as applicable, any information it may reasonably require for the preparation of any such disclosure documents; provided, that Parent shall (with respect to such filing or disclosure required to be made by Parent) give the Shareholder and its legal counsel a reasonable opportunity to review and comment on such disclosures, and shall consider in good faith any such reasonable comments prior to any such disclosures being made public. Shareholder acknowledges that the Company will publish and disclose Shareholder’s identity and ownership of Shares and the nature of Shareholder’s commitments, arrangements and understandings under this Agreement, in the Proxy Statement and any other filings or disclosure required under the 1934 Act.
(b) Shareholder agrees to promptly notify Parent, Merger Subsidiary and the Company, as applicable, of any required corrections with respect to any such information, if and to the extent that any such information shall have become false or misleading in any material respect.
(c) Shareholder shall consult with Parent before issuing any press releases or otherwise making any public statements with respect to the Contemplated Transactions and shall not issue any such press release or make any public statement without the written approval of Parent, except as may be required by Applicable Law; provided that this Section 6.1(c) does not apply to statements made by the Company or the Company Board, which shall instead be governed by the applicable provisions of the Merger Agreement.
6.2 Acquisition Proposals.
(a) Subject to Section 6.3, during the Voting Period, each Shareholder shall not, directly or indirectly, and shall cause each of Shareholder’s Representatives acting on its behalf not to, directly or indirectly: (i) solicit, initiate, propose or take any action to knowingly facilitate or knowingly encourage the submission of any Acquisition Proposal or any Inquiry; (ii) furnish any nonpublic information relating to the Company or any of its Subsidiaries or afford access to the business, properties, assets, books or records relating to the Company or any of its Subsidiaries in connection with or in response to any Acquisition Proposal or any Inquiry, (iii) enter into, continue or otherwise participate or engage in any discussions or negotiations with, or otherwise knowingly cooperate or knowingly assist, participate in, facilitate or knowingly encourage any effort by, any Third Party or its Representatives regarding any Acquisition Proposal or any Inquiry; (iv) make any public statement (including by press release) that could reasonably be interpreted that Shareholder no longer supports the Merger; (v) agree or publicly propose to take any of the actions referred to in this Section 6.2 or otherwise prohibited by this Agreement or (vi) otherwise knowingly facilitate any effort or attempt to make or implement any Acquisition Proposal or any Inquiry or enter into any Company Acquisition Agreement or other similar document or Contract relating to any Acquisition Proposal or any Inquiry; provided, that to the extent that the Company is expressly permitted to take any action or not prohibited from taking any action pursuant to Section 6.03 of the Merger Agreement, Shareholder and its investment bankers, attorneys and other advisors and other Representatives shall also be so permitted or not prohibited.
(b) Upon the execution hereof, Shareholder shall, and shall direct its Representatives to, cease immediately and cause to be terminated any and all existing activities, solicitations, discussions or negotiations, if any, with any Person conducted prior to the date of this Agreement (other than the Company, Parent and its Affiliates) with respect to any Acquisition Proposal or any Inquiry, and shall refrain from engaging in any future discussions or negotiations between Shareholder and any Person (other than Parent and its Affiliates) with respect to any sale of any Shares held by Shareholder (other than to state that Shareholder is currently not permitted to engage in such discussions or negotiations). Notwithstanding the foregoing, the restrictions in this Section 6.2 shall not apply with respect to any discussions or negotiations with respect to the Transfer of Shares permitted by Section 2.2.
6.3 Fiduciary Duties. Shareholder is entering into this Agreement solely in Shareholder’s capacity as, or any Shareholder’s Representatives’ capacity as, an Owner of Subject Securities, and Shareholder shall not be deemed to be making any agreement in this Agreement in Shareholder’s capacity as, or any Shareholder’s Representatives’ capacity as, or that would limit Shareholder’s or any of Shareholder’s Representatives’ ability to take, or refrain from taking, actions as a director or officer of the Company, in each case, in compliance with the terms of the Merger Agreement.
6.4 Notice of Certain Events; Further Assurances.
(a) Each party shall notify the other party of any development occurring after the date hereof that causes, or that would reasonably be expected to cause, any breach of any of such party’s representations or warranties in this Agreement.
(b) From time to time and without additional consideration, Shareholder shall execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents and other instruments, and shall take such further actions, as Parent may reasonably request for the purpose of carrying out and furthering the intent of this Agreement.
6.5 Expenses. All costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.
6.6 Notices. (a) All notices, requests and other communications to any party hereunder shall be in writing (including email (provided that such email states that it is a notice delivered pursuant to this Section 6.6)) and shall be given, if to Shareholder:

at the address set forth on the signature page hereof.

if to Parent:

365 Retail Markets, LLC
1743 Maplelawn Drive
Troy, Michigan 48084
Attn:	Brittany Westerman
Email:	[***********]

with copies (which shall not constitute notice) to:

Providence Equity Partners L.L.C
500 Boylston Street, 18th Floor
Boston, Massachusetts 02116
Attention:	Scott Marimow
Jennifer Hoh
Joshua Selip
Email:	[***********]
[***********]
[***********]

Weil, Gotshal & Manges LLP
200 Crescent Court, Suite 300
Dallas, Texas 75201
Attention:	James R. Griffin
David Gail
Claudia Lai
Email:	james.griffin@weil.com
david.gail@weil.com
claudia.lai@weil.com

and

Weil, Gotshal & Manges LLP
100 Federal Street, 34th Floor
Boston, Massachusetts 02110
Attention:	Ramona Y. Nee
Email:	ramona.nee@weil.com

or to such other address or email address as such party may hereafter specify for the purpose by notice to the other party hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt.
6.7 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.
6.8 Entire Agreement. This Agreement, the Merger Agreement and any other documents delivered by the parties with respect to the subject matter hereof constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties or any of them with respect to the subject matter hereof.
6.9 Amendments. This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of Parent and Shareholder.
6.10 Assignment; Binding Effect; No Third party Rights. Except as provided herein, no party may assign, delegate or otherwise transfer, by operation of law or otherwise, any of its rights or obligations under this Agreement without the consent of the other party hereto, and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Subject to the preceding sentence, this Agreement shall be binding upon Shareholder and Shareholder’s heirs, estate, executors and personal representatives and Shareholder’s successors and assigns, and shall inure to the benefit of Parent and its successors and assigns. Without limiting any of the restrictions set forth in Section 2, Section 3 or elsewhere in this Agreement, this Agreement shall be binding upon any Person to whom any Subject Securities are transferred. Nothing in this Agreement is intended to confer on any Person (other than Parent and its successors and assigns) any rights or remedies of any nature.
6.11 Non-Recourse. This Agreement may only be enforced against, and any Claim based upon, arising out of, or related to this Agreement, or the negotiation, execution or performance of this Agreement, may only be brought against the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party. No past, present or future director, officer, employee, incorporator, manager, member, general or limited partner, shareholder, equityholder, controlling person, Affiliate, agent, attorney or other Representative of any party hereto or any of their successors or permitted assigns or any direct or indirect director, officer, employee, incorporator, manager, member, general or limited partner, shareholder, equityholder, controlling person, Affiliate, agent, attorney, Representative, successor or permitted assign of any of the foregoing (each, a “Non-Recourse Party”), shall have any liability for any obligations or liabilities of any party under this Agreement or for any proceeding (whether in tort, contract or otherwise) based on, in respect of or by reason of the transactions contemplated hereby or in respect of any written or oral representations made or alleged to be made in connection herewith. Without limiting the rights of the Parent against the Shareholder, in no event shall the Parent or any of its Affiliates seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any Non-Recourse Party.
6.12 Survival. The representations, warranties, covenants and agreements of the Shareholder and Parent contained herein shall not survive the Agreement.
6.13 Specific Performance. The parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. Shareholder agrees that, in the event of any breach or threatened breach by Shareholder of any covenant or obligation contained in this Agreement, Parent shall be entitled, without any proof of actual damage (and in addition to any other remedy that may be available to it, including monetary damages) to obtain: (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation; and (b) an injunction restraining such breach or threatened breach. Shareholder further agrees that neither Parent nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 6.13, and Shareholder irrevocably waives any right Shareholder may have to require the obtaining, furnishing or posting of any such bond or similar instrument.
6.14 Non-Exclusivity. The rights and remedies of the parties under this Agreement are not exclusive of or limited by any other rights or remedies which the parties may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative). Without limiting the generality of the foregoing, the rights and remedies of the parties under this Agreement, and the obligations and liabilities of the parties under this Agreement, are in addition to their respective rights, remedies, obligations and liabilities under common law requirements and under all Applicable Law.
6.15 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.
(a) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law principles, except that matters related to the Merger that are exclusively governed by the internal laws of the Commonwealth of Pennsylvania or the State of Delaware shall be subject to the internal laws of such jurisdiction, as applicable.
(b) Each of Parent and Shareholder irrevocably submits to the exclusive jurisdiction of the Chancery Court of the State of Delaware and any state appellate court therefrom within the State of Delaware, for the purposes of any suit, action or other proceeding arising out of or related to this Agreement, the other agreements contemplated hereby or any transaction contemplated hereby (or, only if the Court of Chancery of the State of Delaware does not have jurisdiction over a particular matter, any federal or state court of competent jurisdiction located within the State of Delaware) (the “Chosen Courts”). Each of Parent and Shareholder agree to commence any action, suit or proceeding relating hereto in the applicable Chosen Courts pursuant to the immediately preceding sentence. Each of Parent and Shareholder irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in the applicable Chosen Courts, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Each of Parent and Shareholder irrevocably waive any objections or immunities to jurisdiction to which it may otherwise be entitled or become entitled (including sovereign immunity, immunity to pre-judgment attachment, post-judgment attachment and execution) in any legal suit, action or proceeding against it arising out of or relating to this Agreement or the transactions contemplated hereby which is instituted in any such court. Notwithstanding the foregoing, the parties agree that a final trial court judgment in any such suit, action or other proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law; provided, however, that nothing in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, such final trial court judgment. Each of the parties hereto agrees that service of process, summons, notice or document by registered mail addressed to it at the addresses set forth in Section 6.6 shall be effective service of process for any suit, action or proceeding brought in any such court.
(c) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE MERGER, OR THE TRANSACTIONS CONTEMPLATED HEREBY.
6.16 Counterparts; Exchanges by Facsimile or Electronic Delivery. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). Delivery of an executed counterpart of a signature page to this Agreement by “.pdf” format, scanned pages or electronic signature such as DocuSign shall be effective as delivery of a manually executed counterpart to this Agreement.
6.17 Captions. The captions contained in this Agreement are for convenience of reference only and shall be ignored in the construction or interpretation hereof.
6.18 Waiver. Any provision of this Agreement may be waived at any time prior to the Effective Time if, but only if, such waiver is in writing and is signed by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.
6.19 Independence of Obligations. The covenants and obligations of the parties set forth in this Agreement shall be construed as independent of any other Contract between the parties. The existence of any claim or cause of action by a party against the other party shall not constitute a defense to the enforcement of any of such covenants or obligations against such party. Nothing in this Agreement shall limit any of the rights or remedies of Parent under the Merger Agreement, or any of the rights or remedies of Parent or any of the obligations of Shareholder under any agreement between Shareholder and Parent or any certificate or instrument executed by Shareholder in favor of Parent; and nothing in the Merger Agreement or in any other such agreement, certificate or instrument, shall limit any of the rights or remedies of Parent or any of the obligations of Shareholder under this Agreement.
6.20 Construction. The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Sections are to Sections of this Agreement unless otherwise specified. The definition of terms herein shall apply equally to the singular and the plural. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The word “shall” shall be construed to have the same meaning as the word “will.” Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. The word “extent” in the phrase “to the extent” means the degree to which a subject or thing extends, and such shall not mean simply “if.” The word “or” shall not be exclusive. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. Unless otherwise specified, references to any statute shall be deemed to refer to such statute as amended from time to time and to any rules or regulations promulgated thereunder. References to any agreement or Contract are to that agreement or Contract as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted. The phrase “date of this Agreement” shall be deemed to refer to the date set forth in the preamble of this Agreement. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. The measure of a period of one month or year for purposes of this Agreement will be the date of the following month or year corresponding to the starting date; and, if no corresponding date exists, then the end date of such period being measured will be the next actual date of the following month or year (for example, one month following February 18 is March 18 and one month following March 31 is May 1). Unless otherwise specified in this Agreement, when calculating the period of time within which, or following which, any action is to be taken pursuant to this Agreement, the date that is the reference day in calculating such period shall be excluded. References to days shall refer to calendar days unless Business Days are specified. References to “law,” “laws” or to a particular statute or law shall be deemed also to include any Applicable Law. Any references in this Agreement to “dollars” or “$” shall be to U.S. dollars.
6.21 Termination. This Agreement shall automatically terminate and become void and of no further force or effect at the Expiration Date. Following the termination of this Agreement, all obligations of each party hereto will terminate, without any liability or other obligation on the part of any party hereto to any Person in respect of this Agreement or the obligations hereunder, and no party hereto shall have any Claim against another party (and no Person shall have any rights against another party hereto), whether under contract, tort or otherwise, with respect to this Agreement or the obligations under this Agreement; provided that notwithstanding the foregoing, nothing in this Agreement or any termination of this Agreement shall relieve any party from liability from any Willful and Material Breach of this Agreement prior to such termination.
[Remainder of page intentionally left blank.]

In Witness Whereof, the parties have caused this Agreement to be executed as of the date first written above.

365 Retail Markets, LLC

By: /s/ Joseph Hessling
Joseph Hessling
Name
Chief Executive Officer
Title

Signature Page to Voting and Support Agreement

Shareholder

HUDSON EXECUTIVE CAPITAL LP

BY: HEC MANAGEMENT GP, LLC, ITS GENERAL PARTNER

/s/ Douglas L. Braunstein
Signature
Douglas L. Braunstein
Printed Name

Address:

[***********]

Email Address:

[***********]

Shareholder

HEC MASTER FUND L.P.

BY: HEC PERFORMANCE GP LLC, ITS GENERAL PARTNER

BY: HEC MANAGEMENT GP LLC, ITS MANAGING MEMBER

/s/ Douglas L. Braunstein
Signature
Douglas L. Braunstein
Printed Name

Address:

[***********]

Email Address:

[***********]

Signature Page to Voting and Support Agreement

Shareholder

/s/ Douglas L. Braunstein
Signature
Douglas L. Braunstein
Printed Name

Address:

[***********]

Email Address:

[***********]

Shareholder	Shares Held Of Record	Company Equity Awards	Additional Securities Beneficially Owned
Hec Master Fund LP	9,270,694	N/A	N/A
Hudson Executive Capital LP	48,678	N/A	9,270,694
Douglas L. Braunstein	20,212	N/A	9,270,694

Signature Page to Voting and Support Agreement

Annex D
VOTING AND SUPPORT AGREEMENT
THIS VOTING AND SUPPORT AGREEMENT (this “Agreement”) is entered into as of June 15, 2025, by and between 365 Retail Markets, LLC a Delaware limited liability company (“Parent”), and [•] (“Shareholder”). Capitalized terms used but not otherwise defined in this Agreement have the meanings assigned to such terms in the Merger Agreement (as defined below).
W I T N E S S E T H:
WHEREAS, Shareholder is a holder of record and the “beneficial owner” (within the meaning of Rule 13d-3 under the 1934 Act) of certain issued and outstanding shares of common stock, without par value (“Shares”), of Cantaloupe, Inc., a Pennsylvania corporation (the “Company”),
WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, Catalyst Holdco I, Inc., a Delaware corporation, Catalyst Holdco II, Inc., a Delaware corporation, Catalyst MergerSub Inc., a Delaware corporation (“Merger Subsidiary”), and the Company are entering into an Agreement and Plan of Merger as of the date hereof (as may be amended, the “Merger Agreement”), a copy of which has been made available to Shareholder prior to the entry hereof, which provides for, among other things, the merger of Merger Subsidiary with and into the Company (the “Merger”), upon the terms and conditions set forth therein, and
WHEREAS, Shareholder (solely in Shareholder’s capacity as the beneficial owner of the Subject Securities (as defined below)) is entering into this Agreement in order to induce Parent to enter into the Merger Agreement.
NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants, and agreements contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:
SECTION 1. CERTAIN DEFINITIONS
For purposes of this Agreement:
(a) “Contemplated Transactions” shall mean (i) all actions and transactions contemplated by the Merger Agreement, including the Merger, and (ii) all actions and transactions contemplated by this Agreement.
(b) “Expiration Date” shall mean the earliest of: (i) the Effective Time; (ii) the date on which the Merger Agreement is validly terminated pursuant to Article 10 of the Merger Agreement in accordance with its terms; and (iii) the date of any modification, waiver or amendment to any provision of the Merger Agreement effected without Shareholder’s consent that (w) decreases the amount or changes the form of Merger Consideration, (x) extends the End Date or (y) imposes any additional conditions on the consummation of the Merger.
(c) Shareholder shall be deemed to “Own” or to have acquired “Ownership” of a security if Shareholder: (i) is the record owner of such security; or (ii) is the “beneficial owner” (within the meaning of Rule 13d-3 under the 1934 Act) of such security.
(d) “Permitted Lien” shall mean any (i) Lien arising under this Agreement, (ii) restrictions on transfer arising under applicable securities laws and (iii) with respect to Company Equity Awards, any Lien created by the terms of any Company Stock Plan or award agreement thereunder.
(e) “Subject Securities” shall mean: (i) all Company Common Stock (including all Company Equity Awards and other rights to acquire Company Common Stock) Owned by Shareholder as of the date of this Agreement; and (ii) all additional Company Common Stock (including all additional Company Equity Awards and other rights to acquire Company Common Stock) of which Shareholder acquires Ownership during the Voting Period.
(f) “Voting Period” shall mean the period commencing on (and including) the date of this Agreement and ending on (and including) the Expiration Date.
(g) “Willful and Material Breach” means a material breach of, or a material failure to perform, any covenant, representation, warranty or agreement set forth in this Agreement, in each case that is a consequence of an act undertaken by the breaching party or the failure by the breaching party to take an act it is required to take under this Agreement, with the knowledge that the taking of or failure to take such act would, or would reasonably be expected to, result in, constitute or cause a breach of this Agreement.

SECTION 2. TRANSFER OF SUBJECT SECURITIES AND VOTING RIGHTS
2.1 Restriction on Transfer of Subject Securities.
(a) Subject to Section 2.2, during the Voting Period, Shareholder shall not (and Shareholder shall not permit any Person under Shareholder’s control to), without the prior written consent of Parent, directly or indirectly: (i) grant or permit the grant of any proxies, powers of attorney, rights of first offer or refusal or other authorizations in or with respect to, or enter into any voting trust or voting agreement or arrangement with respect to, any Subject Securities or any interest therein; (ii) sell (including short sell), assign, transfer, tender, pledge, encumber, grant a participation interest in, hypothecate or otherwise dispose of (including by gift) (each, a “Transfer”), any Subject Securities or any interest therein; (iii) create or otherwise permit any Lien or other restriction to be created on any Subject Securities (other than Permitted Liens); (iv) enforce or permit the execution of the provisions of any redemption, share purchase or sale, recapitalization or other agreement with the Company or any other Person, with respect to any Subject Securities or any interest therein (other than, if applicable, the Redemption); (v) enter into any Contract with any Person with respect to the direct or indirect Transfer of any Subject Securities or any interest therein; (vi) enter into a swap or other agreement or any transaction that Transfers, in whole or in part, the economic consequence of ownership of any Subject Securities; or (vii) agree to do or any of the foregoing. Shareholder shall not, and shall not permit any Person under Shareholder’s control or any of their respective Representatives acting on their behalf to, seek or solicit any such Transfer or any such Contract. Without limiting the generality of the foregoing, Shareholder shall not tender, agree to tender or cause or permit to be tendered any Subject Shares into or otherwise in connection with any tender or exchange offer.
2.2 Permitted Transfers. Section 2.1 shall not prohibit a Transfer of Subject Securities by Shareholder: (a) if Shareholder is an individual (i) to any member of Shareholder’s immediate family, (ii) upon the death of Shareholder, (iii) to any trust for the direct or indirect benefit of the Shareholder or the immediate family of the Shareholder for bona fide estate planning purposes or (iv) to a partnership, limited liability company or other entity of which the Shareholder and/or the immediate family of the Shareholder are the legal and beneficial owners of all the outstanding equity securities or similar interests; or (b) if Shareholder is a corporation, partnership, trust, limited liability company or other business entity, (i) to another corporation, partnership, trust, limited liability company or other business entity that is an Affiliate controlled by the Shareholder, (ii) to one or more partners or members of Shareholder or to an Affiliate under common control with Shareholder or (iii) to any investment fund or other entity controlling, controlled by, managing or managed by or under common control with such Shareholder or Affiliates of such Shareholder (including, for the avoidance of doubt, where such Shareholder is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership); provided, however, that a Transfer referred to in this sentence shall be permitted only if, as a precondition to such Transfer, the transferee agrees in a written document, reasonably satisfactory in form and substance to Parent, to be bound by all of the terms of this Agreement.
2.3 Attempted Transfers. Any attempted Transfer of Subject Securities, or any interest therein, in violation of this Section 2 shall be null and void. In furtherance of this Agreement, Shareholder hereby authorizes Parent to direct the Company to impose stop orders to prevent the Transfer of any Subject Securities on the books of the Company in violation of this Agreement. If so requested by Parent, Shareholder agrees that its Subject Securities shall bear a legend, reasonably acceptable in form and substance to Parent, stating that such Subject Securities are subject to this Agreement.
SECTION 3. VOTING OF SHARES
3.1 Voting Covenant. Shareholder hereby agrees that, during the Voting Period, at any meeting of the shareholders of the Company, however called, and in any written action by consent of shareholders of the Company, unless otherwise directed in writing by Parent, Shareholder shall cause the Subject Securities (other than Company Options which have not been exercised to purchase Company Common Stock and Company RSUs) to be voted:
(a) in favor of (i) the Merger, the execution and delivery by the Company of the Merger Agreement and the adoption of the Merger Agreement, (ii) each of the other actions contemplated by the Merger Agreement and (iii) any proposal (to the extent permitted by Section 6.02 of the Merger Agreement) to adjourn the applicable meeting;
(b) against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement; and

(c) against the following actions (other than the Merger and the Contemplated Transactions): (i) any change in the Company Board; (ii) any action or proposal to amend, or waive any provision of the Company Charter or Company Bylaws; (iii) any Acquisition Proposal or any agreement related thereto, and any action in furtherance of any Acquisition Proposal and (iv) any other action which is intended, or would reasonably be expected, to result in any of the conditions to the consummation of the Merger under the Merger Agreement not being fulfilled.
3.2 Other Voting Agreements. During the Voting Period, Shareholder shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with Section 3.1.
3.3 Proxy Card; Revocation of Proxies.
(a) Prior to the Expiration Date, Shareholder shall promptly (but in any event within three Business Days after receipt thereof) execute and deliver to the Company or the proxy solicitor (or cause the holders of record of the Subject Securities to execute and deliver to the Company or the proxy solicitor), any proxy card or voting instructions it receives that is sent by the Company to its shareholders soliciting proxies with respect to any matter described in Section 3.1 which shall be voted in the manner described in Section 3.1, and such vote during the Voting Period shall not be amended, withdrawn or rescinded.
(b) Shareholder hereby revokes (and agrees to cause to be revoked) any and all proxies, if any, that it has heretofore granted with respect to its Subject Securities. Shareholder shall not enter into any tender, voting or other such agreement, or grant a proxy or power of attorney, with respect to any of the Subject Securities that is inconsistent with this Agreement or otherwise take any other action with respect to any of the Subject Securities that would in any way restrict, limit or interfere with the performance of any of Shareholder’s obligations hereunder or any of the actions contemplated hereby.
3.4 Notwithstanding anything to the contrary in this Agreement, if at any time during the Voting Period, a Governmental Authority of competent jurisdiction enters an order restraining, enjoining or otherwise prohibiting Shareholder from taking any action pursuant to Section 3.1 or Section 3.3, then the obligations of Shareholder set forth in Section 3.1 or Section 3.3, as applicable, shall be of no force and effect for so long as such order is in effect solely to the extent such order restrains, enjoins or otherwise prohibits such Shareholder from taking any such action.
3.5 Notwithstanding anything herein to the contrary in this Agreement, this Section 3 shall not require Shareholder to be present (in person or by proxy) or vote (or cause to be voted) any of such Shareholder’s Subject Securities to amend, modify or waive any provision of the Merger Agreement in a manner that (a) reduces the amount or changes the form of the Merger Consideration(b) extends the End Date or (c) imposes any additional conditions on the consummation of the Merger. Notwithstanding anything to the contrary in this Agreement, Shareholder shall remain free to vote (or execute consents or proxies with respect to) such Shareholder’s Subject Securities with respect to any matter other than as set forth in Section 3.1 in any manner such Shareholder deems appropriate.
SECTION 4. REPRESENTATIONS AND WARRANTIES OF SHAREHOLDER
Shareholder hereby represents and warrants to Parent as follows:
4.1 Authorization, etc. Shareholder has the absolute and unrestricted right, power, authority and capacity to execute and deliver this Agreement and to perform Shareholder’s obligations hereunder. This Agreement has been duly executed and delivered by Shareholder and constitutes a legal, valid and binding obligation of Shareholder, enforceable against Shareholder in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity. If Shareholder is a corporation, then Shareholder is a corporation duly organized, validly existing and in good standing under the Applicable Laws of the jurisdiction in which it was organized. If Shareholder is a general or limited partnership, then Shareholder is a partnership duly organized, validly existing and in good standing under the Applicable Laws of the jurisdiction in which it was organized. If Shareholder is a limited liability company, then Shareholder is a limited liability company duly organized, validly existing and in good standing under the Applicable Laws of the jurisdiction in which it was organized. Shareholder has reviewed and understands the terms of this Agreement, and Shareholder has consulted and relied upon Shareholder’s counsel in connection with this Agreement.

4.2 No Conflicts or Consents.
(a) The execution and delivery of this Agreement by Shareholder does not, and the performance of this Agreement by Shareholder will not: (i) contravene, conflict with or result in a violation or breach of any provision of any Applicable Law or Order applicable to Shareholder or by which Shareholder or any of Shareholder’s properties is or may be bound or affected; or (ii) result in or constitute (with or without notice or lapse of time) any breach of or default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time) in the creation of any Lien (other than Permitted Liens) on any of the Subject Securities pursuant to, any Contract to which Shareholder is a party or by which Shareholder or any of Shareholder’s properties is or may be bound or affected, in each case, except for any such contravention, conflict, breach, default, right of termination, amendment, acceleration, cancelation or Lien that would not, individually or in the aggregate, reasonably be expected to restrict, prohibit or impair the consummation of the Merger or the performance by the Shareholder of its obligations under this Agreement.
(b) The execution and delivery of this Agreement by Shareholder does not, and the performance of this Agreement by Shareholder will not, require any consent, filing or notice of any Person.
4.3 Title to Securities. As of the date of this Agreement: (a) Shareholder holds of record (free and clear of any Liens (including any restriction to the right to vote), other than Permitted Liens) the number of outstanding Shares set forth under the heading “Shares Held of Record” on the signature page hereof; (b) Shareholder holds (free and clear of any Liens, other than Permitted Liens) the Company Equity Awards and other rights to acquire Shares set forth under the heading “Company Equity Awards” on the signature page hereof; (c) Shareholder Owns the additional securities of the Company set forth under the heading “Additional Securities Beneficially Owned” on the signature page hereof; and (d) Shareholder does not directly or indirectly Own any shares of capital stock or other securities of the Company, Company Equity Award or option or any other right to acquire (by purchase, conversion or otherwise) any shares of capital stock or other securities of the Company, other than the Shares, Company Equity Awards and other rights set forth on the signature page hereof.
4.4 No Other Representations. Except for the representations and warranties of the Shareholder contained in this Section 4, no Shareholder is making or has made, and no other Person is making or has made, on behalf of any Shareholder, any express or implied representation or warranty in connection with this Agreement or the transactions contemplated hereby. No Person acting on behalf of the Company is making or has made any express or implied representation or warranty with respect to the Shareholder or any of its Affiliates or with respect to any other information made available to the Company or Parent in connection with the transactions contemplated by this Agreement.
SECTION 5. REPRESENTATIONS AND WARRANTIES OF PARENT
Parent hereby represents and warrants to Shareholder as follows:
5.1 Authorization, etc. Parent has the absolute and unrestricted right, power, authority and capacity to execute and deliver this Agreement and to perform Parent’s obligations hereunder. This Agreement has been duly executed and delivered by Parent and constitutes legal, valid and binding obligations of Parent, enforceable against Parent in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity. Parent is a limited liability company duly organized, validly existing and in good standing under the Applicable Laws of the state of Delaware.
5.2 No Conflicts or Consents. The execution and delivery of this Agreement by Parent do not, and the performance of this Agreement by Parent will not: (i) contravene, conflict with or result in a violation or breach of any provision of any Applicable Law applicable to Parent or by which Parent or any of Parent’s properties is or may be bound or affected; or (ii) result in or constitute (with or without notice or lapse of time) any breach of or default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, any Contract to which Parent is a party or by which Parent or any of Parent’s properties is or may be bound or affected, in each case, except for any such contravention, conflict, breach, default, right of termination, amendment, acceleration or cancelation that would not, individually or in the aggregate have a Parent Material Adverse Effect.

5.3 No Other Representations. Except for the representations and warranties of Parent contained in this Section 5, Parent is not making and has not made, and no other Person is making or has made, on behalf of Parent, any express or implied representation or warranty in connection with this Agreement or the transactions contemplated hereby. No Person acting on behalf of Parent is making or has made any express or implied representation or warranty with respect to Parent or any of its Affiliates or with respect to any other information made available to the Shareholder in connection with the transactions contemplated by this Agreement.
SECTION 6. MISCELLANEOUS
6.1 Shareholder Information.
(a) Shareholder hereby agrees to permit Parent and Merger Subsidiary to publish and disclose in the Proxy Statement and any other filing or disclosure required under the 1934 Act to be made by Parent, Merger Subsidiary or its Affiliates, Shareholder’s identity and ownership of Shares and the nature of Shareholder’s commitments, arrangements and understandings under this Agreement and agrees to promptly furnish to Parent or the Company, as applicable, any information it may reasonably require for the preparation of any such disclosure documents; provided, that Parent shall (with respect to such filing or disclosure required to be made by Parent) give the Shareholder and its legal counsel a reasonable opportunity to review and comment on such disclosures, and shall consider in good faith any such reasonable comments prior to any such disclosures being made public. Shareholder acknowledges that the Company will publish and disclose Shareholder’s identity and ownership of Shares and the nature of Shareholder’s commitments, arrangements and understandings under this Agreement, in the Proxy Statement and any other filings or disclosure required under the 1934 Act.
(b) Shareholder agrees to promptly notify Parent, Merger Subsidiary and the Company, as applicable, of any required corrections with respect to any such information, if and to the extent that any such information shall have become false or misleading in any material respect.
(c) Shareholder shall consult with Parent before issuing any press releases or otherwise making any public statements with respect to the Contemplated Transactions and shall not issue any such press release or make any public statement without the written approval of Parent, except as may be required by Applicable Law; provided that this Section 6.1(c) does not apply to statements made by the Company or the Company Board, which shall instead be governed by the applicable provisions of the Merger Agreement.
6.2 Acquisition Proposals.
(a) Subject to Section 6.3, during the Voting Period, each Shareholder shall not, directly or indirectly, and shall cause each of Shareholder’s Representatives acting on its behalf not to, directly or indirectly: (i) solicit, initiate, propose or take any action to knowingly facilitate or knowingly encourage the submission of any Acquisition Proposal or any Inquiry; (ii) furnish any nonpublic information relating to the Company or any of its Subsidiaries or afford access to the business, properties, assets, books or records relating to the Company or any of its Subsidiaries in connection with or in response to any Acquisition Proposal or any Inquiry, (iii) enter into, continue or otherwise participate or engage in any discussions or negotiations with, or otherwise knowingly cooperate or knowingly assist, participate in, facilitate or knowingly encourage any effort by, any Third Party or its Representatives regarding any Acquisition Proposal or any Inquiry; (iv) make any public statement (including by press release) that could reasonably be interpreted that Shareholder no longer supports the Merger; (v) agree or publicly propose to take any of the actions referred to in this Section 6.2 or otherwise prohibited by this Agreement or (vi) otherwise knowingly facilitate any effort or attempt to make or implement any Acquisition Proposal or any Inquiry or enter into any Company Acquisition Agreement or other similar document or Contract relating to any Acquisition Proposal or any Inquiry; provided, that to the extent that the Company is expressly permitted to take any action or not prohibited from taking any action pursuant to Section 6.03 of the Merger Agreement, Shareholder and its investment bankers, attorneys and other advisors and other Representatives shall also be so permitted or not prohibited.
(b) Upon the execution hereof, Shareholder shall, and shall direct its Representatives to, cease immediately and cause to be terminated any and all existing activities, solicitations, discussions or negotiations, if any, with any Person conducted prior to the date of this Agreement (other than the Company, Parent and its Affiliates) with respect to any Acquisition Proposal or any Inquiry, and shall refrain from engaging in any future discussions or negotiations between Shareholder and any Person (other than Parent and its Affiliates) with respect to any sale of any Shares held by Shareholder (other than to state that Shareholder is currently not permitted to engage in such discussions or negotiations). Notwithstanding the foregoing, the restrictions in this Section 6.2 shall not apply with respect to any discussions or negotiations with respect to the Transfer of Shares permitted by Section 2.2.
6.3 Fiduciary Duties. Shareholder is entering into this Agreement solely in Shareholder’s capacity as an Owner of Subject Securities, and Shareholder shall not be deemed to be making any agreement in this Agreement in Shareholder’s capacity as, or that would limit Shareholder’s ability to take, or refrain from taking, actions as a director or officer of the Company, in each case, in compliance with the terms of the Merger Agreement.
6.4 Notice of Certain Events; Further Assurances.
(a) Each party shall notify the other party of any development occurring after the date hereof that causes, or that would reasonably be expected to cause, any breach of any of such party’s representations or warranties in this Agreement.
(b) From time to time and without additional consideration, Shareholder shall execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents and other instruments, and shall take such further actions, as Parent may reasonably request for the purpose of carrying out and furthering the intent of this Agreement.
6.5 Expenses. All costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.
6.6 Notices. (a) All notices, requests and other communications to any party hereunder shall be in writing (including email (provided that such email states that it is a notice delivered pursuant to this Section 6.6)) and shall be given, if to Shareholder:

at the address set forth on the signature page hereof.

if to Parent:

365 Retail Markets, LLC
1743 Maplelawn Drive
Troy, Michigan 48084
Attn:	Brittany Westerman
Email:	[***********]

with copies (which shall not constitute notice) to:

Providence Equity Partners L.L.C
500 Boylston Street, 18th Floor
Boston, Massachusetts 02116
Attention:	Scott Marimow
Jennifer Hoh
Joshua Selip
Email:	[***********]
[***********]
[***********]

Weil, Gotshal & Manges LLP
200 Crescent Court, Suite 300
Dallas, Texas 75201
Attention:	James R. Griffin
David Gail
Claudia Lai

Email:	james.griffin@weil.com
david.gail@weil.com
claudia.lai@weil.com

and

Weil, Gotshal & Manges LLP
100 Federal Street, 34th Floor
Boston, Massachusetts 02110
Attention:	Ramona Y. Nee
Email:	ramona.nee@weil.com

or to such other address or email address as such party may hereafter specify for the purpose by notice to the other party hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt.
6.7 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.
6.8 Entire Agreement. This Agreement, the Merger Agreement and any other documents delivered by the parties with respect to the subject matter hereof constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties or any of them with respect to the subject matter hereof.
6.9 Amendments. This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of Parent and Shareholder.
6.10 Assignment; Binding Effect; No Third party Rights. Except as provided herein, no party may assign, delegate or otherwise transfer, by operation of law or otherwise, any of its rights or obligations under this Agreement without the consent of the other party hereto, and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Subject to the preceding sentence, this Agreement shall be binding upon Shareholder and Shareholder’s heirs, estate, executors and personal representatives and Shareholder’s successors and assigns, and shall inure to the benefit of Parent and its successors and assigns. Without limiting any of the restrictions set forth in Section 2, Section 3 or elsewhere in this Agreement, this Agreement shall be binding upon any Person to whom any Subject Securities are transferred. Nothing in this Agreement is intended to confer on any Person (other than Parent and its successors and assigns) any rights or remedies of any nature.
6.11 Non-Recourse. This Agreement may only be enforced against, and any Claim based upon, arising out of, or related to this Agreement, or the negotiation, execution or performance of this Agreement, may only be brought against the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party. No past, present or future director, officer, employee, incorporator, manager, member, general or limited partner, shareholder, equityholder, controlling person, Affiliate, agent, attorney or other Representative of any party hereto or any of their successors or permitted assigns or any direct or indirect director, officer, employee, incorporator, manager, member, general or limited partner, shareholder, equityholder, controlling person, Affiliate, agent, attorney, Representative, successor or permitted assign of any of the foregoing (each, a “Non-Recourse Party”), shall have any liability for any obligations or liabilities of any party under this Agreement or for any proceeding (whether in tort, contract or otherwise) based on, in respect of or by reason of the transactions contemplated hereby or in respect of any written or oral representations made or alleged to be made in connection herewith. Without limiting the rights of the Parent against the Shareholder, in no event shall the Parent or any of its Affiliates seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any Non-Recourse Party.
6.12 Survival. The representations, warranties, covenants and agreements of the Shareholder and Parent contained herein shall not survive the Agreement.
6.13 Specific Performance. The parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. Shareholder agrees that, in the event of any breach or threatened breach by Shareholder of any covenant or obligation contained in this Agreement, Parent shall be entitled, without any proof of actual damage (and in addition to any other remedy that may be available to it, including monetary damages) to obtain: (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation; and (b) an injunction restraining such breach or threatened breach. Shareholder further agrees that neither Parent nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 6.13, and Shareholder irrevocably waives any right Shareholder may have to require the obtaining, furnishing or posting of any such bond or similar instrument.
6.14 Non-Exclusivity. The rights and remedies of the parties under this Agreement are not exclusive of or limited by any other rights or remedies which the parties may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative). Without limiting the generality of the foregoing, the rights and remedies of the parties under this Agreement, and the obligations and liabilities of the parties under this Agreement, are in addition to their respective rights, remedies, obligations and liabilities under common law requirements and under all Applicable Law.
6.15 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.
(a) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law principles, except that matters related to the Merger that are exclusively governed by the internal laws of the Commonwealth of Pennsylvania or the State of Delaware shall be subject to the internal laws of such jurisdiction, as applicable.
(b) Each of Parent and Shareholder irrevocably submits to the exclusive jurisdiction of the Chancery Court of the State of Delaware and any state appellate court therefrom within the State of Delaware, for the purposes of any suit, action or other proceeding arising out of or related to this Agreement, the other agreements contemplated hereby or any transaction contemplated hereby (or, only if the Court of Chancery of the State of Delaware does not have jurisdiction over a particular matter, any federal or state court of competent jurisdiction located within the State of Delaware) (the “Chosen Courts”). Each of Parent and Shareholder agree to commence any action, suit or proceeding relating hereto in the applicable Chosen Courts pursuant to the immediately preceding sentence. Each of Parent and Shareholder irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in the applicable Chosen Courts, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Each of Parent and Shareholder irrevocably waive any objections or immunities to jurisdiction to which it may otherwise be entitled or become entitled (including sovereign immunity, immunity to pre-judgment attachment, post-judgment attachment and execution) in any legal suit, action or proceeding against it arising out of or relating to this Agreement or the transactions contemplated hereby which is instituted in any such court. Notwithstanding the foregoing, the parties agree that a final trial court judgment in any such suit, action or other proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law; provided, however, that nothing in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, such final trial court judgment. Each of the parties hereto agrees that service of process, summons, notice or document by registered mail addressed to it at the addresses set forth in Section 6.6 shall be effective service of process for any suit, action or proceeding brought in any such court.
(c) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE MERGER, OR THE TRANSACTIONS CONTEMPLATED HEREBY.

6.16 Counterparts; Exchanges by Facsimile or Electronic Delivery. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). Delivery of an executed counterpart of a signature page to this Agreement by “.pdf” format, scanned pages or electronic signature such as DocuSign shall be effective as delivery of a manually executed counterpart to this Agreement.
6.17 Captions. The captions contained in this Agreement are for convenience of reference only and shall be ignored in the construction or interpretation hereof.
6.18 Waiver. Any provision of this Agreement may be waived at any time prior to the Effective Time if, but only if, such waiver is in writing and is signed by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.
6.19 Independence of Obligations. The covenants and obligations of the parties set forth in this Agreement shall be construed as independent of any other Contract between the parties. The existence of any claim or cause of action by a party against the other party shall not constitute a defense to the enforcement of any of such covenants or obligations against such party. Nothing in this Agreement shall limit any of the rights or remedies of Parent under the Merger Agreement, or any of the rights or remedies of Parent or any of the obligations of Shareholder under any agreement between Shareholder and Parent or any certificate or instrument executed by Shareholder in favor of Parent; and nothing in the Merger Agreement or in any other such agreement, certificate or instrument, shall limit any of the rights or remedies of Parent or any of the obligations of Shareholder under this Agreement.
6.20 Construction. The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Sections are to Sections of this Agreement unless otherwise specified. The definition of terms herein shall apply equally to the singular and the plural. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The word “shall” shall be construed to have the same meaning as the word “will.” Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. The word “extent” in the phrase “to the extent” means the degree to which a subject or thing extends, and such shall not mean simply “if.” The word “or” shall not be exclusive. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. Unless otherwise specified, references to any statute shall be deemed to refer to such statute as amended from time to time and to any rules or regulations promulgated thereunder. References to any agreement or Contract are to that agreement or Contract as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted. The phrase “date of this Agreement” shall be deemed to refer to the date set forth in the preamble of this Agreement. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. The measure of a period of one month or year for purposes of this Agreement will be the date of the following month or year corresponding to the starting date; and, if no corresponding date exists, then the end date of such period being measured will be the next actual date of the following month or year (for example, one month following February 18 is March 18 and one month following March 31 is May 1). Unless otherwise specified in this Agreement, when calculating the period of time within which, or following which, any action is to be taken pursuant to this Agreement, the date that is the reference day in calculating such period shall be excluded. References to days shall refer to calendar days unless Business Days are specified. References to “law,” “laws” or to a particular statute or law shall be deemed also to include any Applicable Law. Any references in this Agreement to “dollars” or “$” shall be to U.S. dollars.

6.21 Termination. This Agreement shall automatically terminate and become void and of no further force or effect at the Expiration Date. Following the termination of this Agreement, all obligations of each party hereto will terminate, without any liability or other obligation on the part of any party hereto to any Person in respect of this Agreement or the obligations hereunder, and no party hereto shall have any Claim against another party (and no Person shall have any rights against another party hereto), whether under contract, tort or otherwise, with respect to this Agreement or the obligations under this Agreement; provided that notwithstanding the foregoing, nothing in this Agreement or any termination of this Agreement shall relieve any party from liability from any Willful and Material Breach of this Agreement prior to such termination.
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In Witness Whereof, the parties have caused this Agreement to be executed as of the date first written above.

365 Retail Markets, LLC

By:

Name

Title

Signature Page to Voting and Support Agreement

Shareholder

Signature

Printed Name

Address:

Email Address:

Shares Held of Record	Company Equity Awards	Additional Securities Beneficially Owned

Signature Page to Voting and Support Agreement

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION

cantaloupe

CANTALOUPE, INC.
LEGAL
990 HAMMOND DRIVE, SUITE 200
ATLANTA, GA 30328

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Special Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on [TBD]. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Special Meeting - Go to **www.virtualshareholdermeeting.com/CTLP2025SM**

You may attend the Special meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on [TBD]. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V76869-S18067

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

CANTALOUPE, INC.

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION

The Board of Directors recommends you vote FOR proposals 1, 2 and 3.

This proxy, when properly executed, will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR proposals 1, 2 and 3.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

V76870-S18067

CANTALOUPE, INC.
Special Meeting of Shareholders
[TBD] Eastern Time
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Douglas G. Bergeron and Ravi Venkatesan, or either of them, as proxies, each with full power of substitution, to act and vote, as designated on the reverse side of this ballot, the shares which the undersigned is entitled to vote at the Special Meeting of Shareholder(s) to be held at [TBD] Eastern Time, on [TBD], at www.virtualshareholdermeeting.com/CTLP2025SM, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. The Board of Directors recommends that you for FOR proposals 1, 2 and 3.

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION

Continued and to be signed on reverse side